As filed with the Securities and Exchange Commission on December 31, 1998

                                                                File No. 2-57653




                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14


                                                                   ---
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /
                                                                   ---

 ___                                                                        ___
/___/ Pre-Effective Amendment No. ___         Post-Effective Amendment No. /___/

                        (Check appropriate box or boxes)


________________________________________________________________________________

Exact Name of Registrant
as Specified in Charter:                         Area Code and Telephone Number:

Pioneer Tax-Free Income Fund                                      (617) 742-7825

--------------------------------------------------------------------------------

Address of Principal Executive Offices:  (Number, Street, City, State, ZIP Code)

60 State Street, Boston, Massachusetts 02109

--------------------------------------------------------------------------------

Name and Address of Agent for Service:

Joseph P. Barri, Hale and Dorr LLP
60 State Street, Boston, Massachusetts 02109
(Number and Street) (City) (State)   (ZIP Code)

--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement under the Securities Act of 1933.

It is proposed that this registration statement will become effective on January 30, 1999 pursuant to Rule 488 under the Securities Act of 1933.

--------------------------------------------------------------------------------

Title of Securities Being Registered:

Shares of Beneficial Interest (without par value) (no filing fee is due because of reliance on Section 24(f) under the Investment Company Act of 1940)

________________________________________________________________________________

                       PIONEER INTERMEDIATE TAX-FREE FUND
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 1-800-___-____

                        NOTICE OF MEETING OF SHAREHOLDERS
                          SCHEDULED FOR MARCH 30, 1999

THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE MEETING, IN CASE YOU WANT TO ATTEND IN PERSON.

To the shareholders of Pioneer Intermediate Tax-Free Fund:

A meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on Tuesday, March 30, 1999, at 2:00 p.m., Boston time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between your fund and Pioneer Tax-Free Income Fund. Under this Agreement your fund would transfer all of its assets to Tax-Free Income Fund in exchange for shares of Tax-Free Income Fund. These shares would be distributed proportionately to you and the other shareholders of your fund. Tax-Free Income Fund would also assume your fund's liabilities. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

2. Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on February 1, 1999 are entitled to vote at the meeting and any related follow-up meetings.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, YOUR FUND WILL INCUR THE COST OF EXTRA SOLICITATIONS, WHICH IS INDIRECTLY BORNE BY YOU AND OTHER SHAREHOLDERS.

                                    By order of the board of trustees,
                                    Joseph P. Barri, Secretary

Boston, Massachusetts
February 1, 1999

                                 PROXY STATEMENT
                      OF PIONEER INTERMEDIATE TAX-FREE FUND


                                   PROSPECTUS
                     FOR CLASS A, CLASS B AND CLASS C SHARES
                         OF PIONEER TAX-FREE INCOME FUND

This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into Pioneer Tax-Free Income Fund. Please read it carefully and retain it for future reference.

HOW THE REORGANIZATION WILL WORK:

          Your fund will transfer all of its assets to Tax-Free Income Fund. Tax-Free Income Fund will assume your fund's liabilities.

          Tax-Free Income Fund will issue Class A shares to your fund in an amount equal to the value of your fund's Class A shares. These shares will be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date. In this same manner, Tax-Free Income Fund will issue Class B and Class C shares to your fund that will be distributed to your fund's Class B and Class C shareholders in proportion to their respective holdings on the reorganization date.

          The reorganization will be tax-free.

          Your fund will be terminated and you will end up as a shareholder of Tax-Free Income Fund.

AN INVESTMENT IN TAX-FREE INCOME FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

NO GOVERNMENT SECURITIES COMMISSION OR AGENCY HAS APPROVED TAX-FREE INCOME FUND'S SHARES AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

WHY YOUR FUND'S TRUSTEES ARE RECOMMENDING THE REORGANIZATION

The trustees of your fund believe that reorganizing your fund into a larger fund with similar investment policies would enable the shareholders of your fund to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that could contribute to a lower expense ratio.
Therefore, the trustees recommend you vote FOR the reorganization.

INVESTMENT OBJECTIVES

------------------------------------------------------------------------------------------------------------------
                                INTERMEDIATE TAX-FREE                               TAX-FREE INCOME
------------------------------------------------------------------------------------------------------------------
Investment          As high a level of current income exempt from          As high a level of current income
Objective           exempt from objective federal income taxes from        exempt from federal income taxes as
                    a high-quality portfolio of municipal                  possible consistent with the preservation
                    bonds as is consistent with prudent                    of capital.
                    investment risk.

                          MORE INFORMATION IS AVAILABLE

------------------------------------------------------------------------------------------------------------------
                  WHAT                                                         WHERE
------------------------------------------------------------------------------------------------------------------
Tax-Free Income Fund's annual and                                On file with the Securities and Exchange
semiannual reports to shareholders. These reports                Commission (SEC) and available at no charge by
are incorporated by reference into this proxy                    calling 1-800-_________________.
statement and prospectus.

Your fund's annual and semiannual reports to shareholders.

Most recent prospectuses of your fund and Tax-Free Income Fund (each dated
4/30/98, as supplemented)

Statement of additional information dated
February 1, 1999. It contains additional
information about your fund and Tax-Free
Income Fund. This statement of additional
information is incorporated by reference
into this proxy statement and prospectus.
------------------------------------------------------------------------------------------------------------------

To ask questions about this proxy statement and                  Call our toll-free telephone
prospectus:                                                      number: 1-800-_____________.
------------------------------------------------------------------------------------------------------------------

      The date of this proxy statement and prospectus is February 1, 1999.

                                TABLE OF CONTENTS

                                                                      PAGE

Introduction..............................................................

Summary of Proxy Statement/Prospectus.....................................

Risk/Return Summary.......................................................

Proposal to Approve Agreement
and Plan of Reorganization................................................

Capitalization............................................................

Boards' Evaluation and Recommendation.....................................

Voting Rights and Required Vote...........................................

Additional Information about the Funds....................................

Information Concerning the Meeting........................................

Ownership of Shares of the Funds..........................................

Experts...................................................................

Available Information.....................................................

Exhibit A:  Agreement and Plan of Reorganization..........................

Exhibit B:  Excerpts from Each Fund's
June 30, 1998 Semiannual Report...........................................

                                  INTRODUCTION

This proxy statement and prospectus is being used by the board of trustees of your fund to solicit proxies to be voted at a meeting of shareholders of your fund. This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on Tuesday, March 30, 1999, at 2:00 p.m., Boston time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into Pioneer Tax-Free Income Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about February 1, 1999.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record on February 1, 1999 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                      SUMMARY OF PROXY STATEMENT/PROSPECTUS

The following is a summary of more complete information appearing later in this proxy statement. You should carefully read the entire proxy statement and exhibits because they contain details that are not in the summary.


           COMPARISON OF INTERMEDIATE TAX-FREE FUND WITH TAX-FREE INCOME FUND

BUSINESS AND INVESTMENTS

                                INTERMEDIATE TAX-FREE                              TAX-FREE INCOME
-------------------- --------------------------------------------- ------------------------------------------------
-------------------- --------------------------------------------- ------------------------------------------------

NET ASSETS AS OF     $___ million                                  $___ million
DECEMBER 31, 1998:
-------------------- --------------------------------------------- ------------------------------------------------
-------------------- --------------------------------------------- ------------------------------------------------

INVESTMENT           As high a level of current income exempt      As high a level of current income exempt from
OBJECTIVE:           from federal income taxes from a              federal income taxes as possible consistent
                     high-quality portfolio of municipal bonds     with the preservation of capital.
                     as is consistent with prudent investment
                     risk.
-------------------- --------------------------------------------- ------------------------------------------------
-------------------- --------------------------------------------- ------------------------------------------------

PRIMARY              Your fund invests at least 80% of its         Tax-Free Income Fund invests in a diversified
INVESTMENTS:         assets in bonds, notes and other debt         portfolio of Municipal Securities.
                     instruments issued by or on behalf of
                     states, territories or possessions of the
                     U.S. and the District of Columbia and their
                     political subdivisions, agencies or
                     instrumentalities, the interest on which is
                     exempt from federal income tax ("Municipal
                     Securities").
-------------------- --------------------------------------------- ------------------------------------------------
-------------------- --------------------------------------------- ------------------------------------------------

QUALITY OF           The Municipal Securities in which your fund   Tax-Free Income Fund invests in Municipal
INVESTMENTS:         invests are rated in the three highest        Securities rated in the three highest rating
                     rating categories by a nationally             categories by Moody's Investors Service, Inc.
                     recognized statistical rating organization    or Standard & Poor's Ratings Group.
                     or determined by Pioneer to be of comparable
                     quality; provided that up to 15% of the
                     fund's assets may be rated BBB.
-------------------- --------------------------------------------- ------------------------------------------------
-------------------- --------------------------------------------- ------------------------------------------------

MATURITY:            The dollar weighted average maturity of       Tax-Free Income Fund has no maturity policy.
                     your fund's portfolio will not exceed 10
                     years.  Normally, at least 80% of the
                     fund's assets have a remaining maturity
                     of 15 years or less at the time of purchase.
-------------------- --------------------------------------------- ------------------------------------------------
-------------------- --------------------------------------------- ------------------------------------------------

INVESTMENT           Your fund does not concentrate its assets     Tax-Free Income Fund may invest 25% or more of
CONCEN-TRATION:      in any state or industry.                     its assets in issuers in one state or securities
                                                                   the payments on which are derived from gas,
                                                                   electric, telephone, sewer and water segments of
                                                                   the municipal bond market. The fund may also invest
                                                                   up to 25% of its assets in industrial development
                                                                   bonds.
-------------------- --------------------------------------------- ------------------------------------------------
-------------------- ----------------------------------------------------------------------------------------------

OPTIONS AND          Both funds may use options and futures.
FUTURES CONTRACTS:
-------------------- ----------------------------------------------------------------------------------------------
-------------------- ----------------------------------------------------------------------------------------------

INVESTMENT ADVISER   The investment adviser for both funds is Pioneer Investment Management, Inc.  ("Pioneer").
AND PORTFOLIO        Research and management for the funds is the responsibility of a team of portfolio managers
MANAGERS:            and analysts focusing on fixed income securities.  Sherman B. Russ and Kenneth J. Taubes are jointly responsible for overseeing Pioneer's U.S. and global fixed income team.  Mr. Russ, senior vice president of Pioneer, joined Pioneer in 1983 and has been an investment professional since 1962.  Mr. Taubes joined Pioneer as a senior vice president in September
                     1998 and has been an investment professional since 1986.  Prior to joining Pioneer, Mr.
                     Taubes had served since 1991 as a senior vice president and senior portfolio manager for several institutional accounts and mutual funds managed by Putnam Investments, Inc.

-------------------- --------------------------------------------- ------------------------------------------------
-------------------- --------------------------------------------- ------------------------------------------------

BUSINESS:            Your fund is a diversified open-end           Tax-Free Income Fund is a diversified open-end
                     investment company organized as a             investment company organized as a Delaware
                     Massachusetts business trust.                 business trust.
-------------------- --------------------------------------------- ------------------------------------------------




CLASSES OF SHARES
-------------------------------------------------------------------------------------------------------------------
------------------- --------------------------------------------- -------------------------------------------------

                               INTERMEDIATE TAX-FREE                              TAX-FREE INCOME
------------------- --------------------------------------------- -------------------------------------------------
------------------- --------------------------------------------- -------------------------------------------------

CLASS A SHARES:     Your fund's Class A shares are offered with   Tax-Free Income Fund's Class A shares are offered
                    front-end sales charges up to 3.5% of the     with front-end sales charges up to 4.5% of the
                    fund's offering price, depending on the       fund's offering price, depending on the amount
                    amount invested.                              invested.
CLASS A SHARES OF
BOTH FUNDS HAVE
THE SAME
CHARACTERISTICS,
BUT THE SALES
CHARGES ARE
DIFFERENT.

                    --------------------------------------------- -------------------------------------------------
                    -----------------------------------------------------------------------------------------------

                    For both funds:
                    o        There is no front-end sales charge for investments
                             of $1 million or more, but there is a contingent
                             deferred sales charge (CDSC) of 1.00% on shares
                             sold within one year of purchase.
                    o        Investors can combine multiple purchases of Class
                             A shares to take advantage of breakpoints in the
                             sales charge schedule.
                    o        Class A shares are subject to 12b-1 distribution
                             and service fees up to 0.25% annually of average
                             net assets.
                    o        Sales charges are waived or reduced for the
                             categories of investors listed in each fund's
                             prospectus.
------------------- -----------------------------------------------------------------------------------------------
------------------- --------------------------------------------- -------------------------------------------------

                    Your fund's Class B shares are offered        Tax-Free Income fund's Class B shares are
                    without a front-end sales charge, but         offered without a front-end sales charge,
CLASS B             are subject to a CDSC if sold within four     but are subject to a CDSC if sold within
SHARES:             years after purchase.  The CDSC is up to      six years after purchase.  The CDSC is up to 4.00%
                    depending on how long they are held.  No      depending on how long they are held.  No CDSC
CLASS B SHARES OF   CDSC is inposed on shares held more than      is imposed on shares held more than six years.
BOTH FUNDS HAVE     four years.  Class B shares automatically     Class B shares automatically convert to Class A
THE SAME            convert to Class A shares after six years.    shares after eight years.
CHARACTERISTICS,
BUT THE CDSC
STRUCTURES ARE
DIFFERENT.
                    -----------------------------------------------------------------------------------------------
                    -----------------------------------------------------------------------------------------------

                    For both funds:
                    o CDSCs are waived for the categories of investors listed in each fund's prospectus.
                    o Class B shares are subject to 12b-1 distribution and service fees of 1.00% annually of average net assets.
------------------- ------------------------------------------------------------
------------------- ------------------------------------------------------------

CLASS C             For both funds:
SHARES:             o        Class C shares are offered without a front-end
                             sales charge, but are subject to a CDSC of up to
                             1.00% if sold within one year after purchase.  No
CLASS c SHARES               CDSC is imposed thereafter.
OF BOTH FUNDS       o        The CDSC is waived for the categories of investors
HAVE THE SAME                listed in each fund's prospectus.
CHARACTERISTICS     o        Class C shares are subject to 12b-1 distribution
AND CDSC                     and service fees of up to 1.00%annually of average
STRUCTURE                    net assets.
                    o        Class C shares have no conversion feature.

------------------- ------------------------------------------------------------

------------------- ------------------------------- ----------------------------

                     INTERMEDIATE TAX-FREE              TAX-FREE INCOME
------------------- ------------------------------- ----------------------------
------------------- ------------------------------------------------------------

BUYING, SELLING     The procedures for buying, selling and exchanging shares are
AND EXCHANGING:     identical for both funds.  These procedures are described
                    in detail below.
------------------- ------------------------------------------------------------


REORGANIZATION

          The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on March 31, 1999, but may occur as of any later date before September 30, 1999. Your fund will transfer all of its assets to Tax-Free Income Fund. Tax-Free Income Fund will assume your fund's liabilities. The net asset values of both funds will be computed as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on the reorganization date.

          Tax-Free Income Fund will issue to your fund Class A shares of Tax-Free Income Fund in an amount equal to the aggregate net asset value of your fund's Class A shares. Your fund will immediately distribute these shares to your fund's Class A shareholders in proportion to their holdings on the reorganization date. In this same manner, Tax-Free Income Fund will issue to your fund Class B and Class C shares that will be distributed to your fund's Class B and Class C shareholders in proportion to their respective holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Tax-Free Income Fund, Class B shareholders of your fund will end up as Class B shareholders of Tax-Free Income Fund, and Class C shareholders of your fund will end up as Class C shareholders of Tax-Free Income Fund.

          After the reorganization is over, your fund will be terminated.

          The reorganization will be federally tax-free and will not take place unless both funds receive a satisfactory opinion concerning the federal income tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

OTHER CONSEQUENCES OF THE REORGANIZATION. Each fund pays monthly advisory fees equal to the following annual percentage of average daily net assets:

--------------------------------------------------------------------------------

 FUND ASSET BREAKPOINTS                INTERMEDIATE TAX-FREE    TAX-FREE INCOME
--------------------------------------------------------------------------------
First $250 million                                                  0.50%
--------------------------------------         0.50%           -----------------
Over $250 million up to $300 million                                0.48%
--------------------------------------                         -----------------
Over $300 million                                                   0.45%
--------------------------------------------------------------------------------

Thus, at all asset levels, the annual advisory fee rate payable by Tax-Free Income Fund is the same as or lower than the rate paid by your fund. Because of Tax-Free Income Fund's current asset size, your fund's management fee rate (without giving effect to fee waivers) is higher than the fee rate payable by Tax-Free Income Fund. In addition, if your fund's assets were added to Tax-Free Income Fund as a result of the reorganization, it is likely that the effective management fee rate would be even lower because Tax-Free Income Fund's assets have already reached the most favorable breakpoint. Your fund is currently paying a lower advisory fee because of voluntary fee waivers. These fee waivers may be discontinued by Pioneer at any time.

In addition to lower advisory fee rates, Tax-Free Income Fund's Class A expense ratio of 0.93% for the calendar year ended December 31, 1997, as well as its PRO FORMA expense ratio of 0.95%, are lower than your fund's gross Class A expense ratio of 1.18% (1.00% for net expenses with the expense limitation). Furthermore, Tax-Free Income Fund's other expenses are lower than your fund's gross other expenses. Both funds pay the same 12b-1 fee rates for each class.

Although Pioneer has voluntarily agreed to limit your fund's expenses, your fund's total annual operating expenses are still higher than Tax-Free Income Fund's. In light of your fund's inability to attract significant assets, Pioneer may not continue to subsidize a portion of your fund's expenses indefinitely. If Pioneer discontinued this voluntary limitation, your fund's total annual operating expenses would rise even further above Tax-Free Income Fund's.


                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES

INTERMEDIATE TAX-FREE FUND. As high a level of current income exempt from federal income taxes from a high-quality portfolio of municipal bonds as is consistent with prudent investment risk.

TAX-FREE INCOME FUND. As high a level of current income exempt from federal income taxes as possible consistent with the preservation of capital.

INVESTMENT STRATEGIES

INTERMEDIATE TAX-FREE FUND. Intermediate Tax-Free Fund invests at least 80% of its assets in bonds, notes and other debt instruments issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Securities"). The municipal bonds in which the fund invests are rated in the four highest rating categories by a nationally recognized statistical rating organization or determined by Pioneer to be of comparable quality. The municipal notes in which the fund may invest are rated AAA, AA or A by a nationally recognized statistical rating organization or determined by Pioneer to be of comparable quality. No more than 15% of the fund's assets may be rated BBB. The dollar weighted average maturity of the fund's portfolio will not exceed 10 years. At least 80% of the fund's assets have a remaining maturity of 15 years or less.

TAX-FREE INCOME FUND. Tax-Free Income Fund invests in a diversified portfolio of Municipal Securities rated in the three highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. The Municipal Securities in which the fund invests may be of any maturity and the fund has no policy with respect to the average maturity of its portfolio. Tax-Free Income Fund may invest 25% or more of its assets in issuers in one state or securities the payments on which are derived from gas, electric, telephone, sewer and water segments of the municipal bond market. The fund may also invest up to 25% of its assets in industrial development bonds.

Pioneer, each fund's investment adviser, considers both macroeconomic and issuer specific factors in selecting a portfolio designed to achieve each fund's investment objective. In assessing the appropriate maturity, rating and sector weighing of a fund's portfolio, Pioneer considers a variety of macroeconomic factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, and sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition, future capital needs, and potential for change in rating. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its own staff who have access to a wide variety of research.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Each fund is subject to similar risks. Even though each fund seeks current income, you could lose money on your investment or not make as much as if you invested elsewhere if:

o    Interest rates increase, causing the value of a fund's portfolio to decline
o The issuer of a security owned by a fund defaults on its obligation to pay principal or interest or has its credit rating downgrade
o New federal or state legislation adversely affects the tax-exempt status of securities held by a fund or the financial ability of municipalities to repay these obligations
o The issuer of a Municipal Security may not be able to make timely payments because of a general economic downturn or increased governmental costs
o Pioneer is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

It is possible that some of a fund's income distributions may be, and distributions of a fund's capital gains will be, subject to federal taxation. A fund may realize taxable gains on the sale of its securities or other transactions, and some of a fund's income distributions may be subject to the federal alternative minimum tax. In addition, distribution of a fund's income and gains generally will be subject to state taxation.

EACH FUND'S PAST PERFORMANCE

The bar chart and table show how the funds have performed in the past. Each fund's performance varies from year to year. A fund's past performance does not necessarily indicate how it will perform in the future. As a shareholder, you may experience a loss or gain on your investment.
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

BAR CHART SHOWING THE FOLLOWING YEARS AND RETURNS FOR INTERMEDIATE TAX-FREE AND TAX-FREE FUNDS:

1989       9.77
          10.12
1990       6.42
           7.40
1991      11.17
          12.40
1992       8.65
           8.73
1993      11.06
          12.96
1994      -6.02
          -8.38
1995      13.80
          18.84
1996       3.03
           3.57
1997       6.87
           8.94
1998


The chart shows the performance of each fund's Class A shares for the past ten years. Class B and Class C shares have different performance. The chart does not reflect sales charges you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

INTERMEDIATE TAX-FREE FUND'S HIGHEST CALENDAR QUARTERLY RETURN WAS __.__% (__/__/9_ TO__/__/9_); TAX-FREE INCOME FUND'S HIGHEST CALENDAR QUARTERLY RETURN WAS __.__% (__/__/9_ TO __/__/9_)

INTERMEDIATE TAX-FREE FUND'S LOWEST CALENDAR QUARTERLY RETURN WAS __.__% (__/__/9_ TO__/__/9_); TAX-FREE INCOME FUND'S LOWEST CALENDAR QUARTERLY RETURN WAS __.__% (__/__/9_ TO __/__/9_)

COMPARATIVE PERFORMANCE

The table shows the average annual total returns of each class of the funds and compares these returns to the returns of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. Unlike either fund, the index is not managed and does not incur expenses. The table:

o        Reflects sales charges applicable to the class

o        Assumes that you sell your shares at the end of the period

o        Assumes you reinvest all of your dividends and distributions

                                    AVERAGE ANNUAL TOTAL RETURN
                               (for periods ended December 31, 1998)

                                 1 YEAR        5 YEARS      10 YEARS      SINCE INCEPTION      INCEPTION DATE

Intermediate Tax-Free:

  Class A                        x.xx%          x.xx%         x.xx%            x.xx%              10/22/86

  Class B                        x.xx%           n/a           n/a             x.xx%              04/29/94

  Class C                        x.xx%           n/a           n/a             x.xx%              01/31/96

Tax-Free Income:

  Class A                        x.xx%          x.xx%         x.xx%            x.xx%              01/18/77

  Class B                        x.xx%           n/a           n/a             x.xx%              04/28/95

  Class C                        x.xx%           n/a           n/a             x.xx%              01/31/96

Lehman Brothers Municipal        x.xx%          x.xx%         x.xx%             n/a                 n/a
Bond Index

FEES AND EXPENSES

Shareholders of both funds pay various expenses, either directly or indirectly. The first two expense tables appearing below show fund expenses for the year ended December 31, 1997. Future expenses may be greater or less.

INTERMEDIATE TAX-FREE FUND
SHAREOWNER FEES                                                 CLASS A             CLASS B           CLASS C
PAID DIRECTLY FROM YOUR INVESTMENT

Maximum sales charge when you buy shares as a
percentage of offering price                                     3.50%               None              None

Maximum deferred sales charge as a percentage of
offering price or the amount you receive when you sell
shares, whichever is less                                       None(1)              3.00%             1.00%

ANNUAL FUND OPERATING EXPENSES                                  CLASS A             CLASS B           CLASS C
PAID FROM THE ASSETS OF THE FUND
AS A % OF AVERAGE NET ASSETS

Management Fee(2)                                                0.50%               0.50%             0.50%

Distribution and Service (12b-1) Fee                             0.25%               1.00%             1.00%

Other Expenses(3)                                                0.43%               0.46%             0.49%

Total Annual Fund Operating Expenses(2, 3)                       1.18%               1.96%             1.99%

INTERMEDIATE TAX-FREE FUND EXAMPLE
This example helps you compare the costs of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions without a sales charge, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

INTERMEDIATE TAX-FREE FUND                                   YEAR 1        YEAR 3       YEAR 5         YEAR 10

Class A shares                                                $466          $712         $976          $1,732

Class B shares:

  Assuming redemption at end of period                        499           815          1,057          1,898

  Assuming no redemption                                      199           615          1,057          1,898

Class C shares:

  Assuming redemption at end of period                        302           624          1,073          2,317

  Assuming no redemption                                      202           624          1,073          2,317


TAX-FREE INCOME FUND

SHAREOWNER FEES                                                 CLASS A           CLASS B            CLASS C
PAID DIRECTLY FROM YOUR INVESTMENT

Maximum sales charge when you buy shares as a percentage
of offering price                                                4.50%              None               None

Maximum deferred sales charge as a percentage of
offering price or the amount
you receive when you sell shares,
whichever is less                                               None(1)            4.00%              1.00%

ANNUAL FUND OPERATING EXPENSES                                  CLASS A           CLASS B            CLASS B
PAID FROM THE ASSETS OF THE FUND
AS A % OF AVERAGE NET ASSETS

Management Fee                                                   0.48%             0.48%              0.48%

Distribution and Service (12b-1) Fee                             0.25%             1.00%              1.00%

Other Expenses(4)                                                0.20%             0.20%              0.22%

Total Annual Fund Operating Expenses(4)                          0.93%             1.68%              1.70%

TAX-FREE INCOME FUND EXAMPLE
This example helps you compare the costs of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions without a sales charge, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

TAX-FREE INCOME FUND                                     YEAR 1         YEAR 3        YEAR 5        YEAR 10

Class A shares                                           $541           $733          $942          $1,542

Class B shares:

  Assuming redemption at end of period                   571            830           1,113         1,788

  Assuming no redemption                                 171            530           913           1,788

Class C shares:

  Assuming redemption at end of period                   273            536           923           2,099

  Assuming no redemption                                 173            536           923           2,099

(1)      Except for investments of $1 million or more.
(2) Does not reflect the adviser's voluntary agreement to limit your fund's management fees and other expenses. With this limitation, actual management fees paid were 0.35% for each class of your fund.
(3) Does not reflect amounts paid to Intermediate Tax-Free Fund in connection with certain expense offset arrangements. Intermediate Tax-Free Fund's actual other expenses, including these amounts, were 0.41% for Class A, 0.44 for Class B and 0.47% for Class C. Total annual fund operating expenses, including these amounts and the adviser's voluntary waiver, were 1.00% for Class A, 1.79% for Class B and 1.82% for Class C. The advisory fee waiver is voluntary and temporary and may be revised or terminated at any time.
(4) Does not reflect amounts paid to Tax-Free Income Fund in connection with certain expense offset arrangements. Tax-Free Income Fund's actual other expenses, including these amounts, were 0.18% for Class A, 0.18% for Class B and 0.19% for Class C. Total annual fund operating expenses, including these amounts, were 0.91% for Class A, 1.66% for Class B and 1.67% for Class C.

PRO FORMA EXPENSE TABLE

The next expense table shows the PRO FORMA expenses of Tax-Free Income Fund assuming that a reorganization with your fund occurred on January 1, 1997. The expenses shown in the table are based on fees and expenses incurred by the funds during the fiscal year ended December 31, 1997. Tax-Free Income Fund's actual expenses after the reorganization may be greater or less than those shown. The PRO FORMA expense example shows what you would pay on a $10,000 investment if the reorganization had occurred on January 1, 1997 using the assumptions previously stated for the funds individually. The PRO FORMA example is for comparison purposes only and is not a representation of Tax-Free Income Fund's actual expenses or returns, either past or future.

TAX-FREE INCOME FUND (PRO FORMA)
(ASSUMING REORGANIZATION WITH INTERMEDIATE TAX-FREE FUND)

SHAREOWNER FEES
PAID DIRECTLY FROM YOUR INVESTMENT                              CLASS A           CLASS B            CLASS C

Maximum sales charge when you buy shares
as a percentage of offering price                                4.50%              None              None

Maximum deferred sales charge as a percentage
of offering price or the amount
you receive when you sell shares,
whichever is less                                               None(1)            4.00%              1.00%

ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND
AS A PERCENTAGE OF AVERAGE NET ASSETS                           CLASS A           CLASS B            CLASS C

Management Fee                                                   0.48%             0.48%              0.48%

Distribution and Service (12b-1) Fee                             0.25%             1.00%              1.00%

Other Expenses                                                   0.22%             0.26%              0.25%

Total Annual Fund Operating Expenses                             0.95%             1.74%              1.73%

PRO FORMA EXAMPLE

SHARE CLASS                                                   YEAR 1        YEAR 3      YEAR 5        YEAR 10

Class A shares                                                 $543          $739        $952         $1,564

Class B shares:

  Assuming redemption at end of period                         577           848        1,144          1,843

  Assuming no redemption                                       177           548         944           1,843

Class C shares:

  Assuming redemption at end of period                         276           545         939           2,041

  Assuming no redemption                                       176           545         939           2,041

(1)      Except for investments of $1 million or more.


OTHER INVESTMENT STRATEGIES

As discussed, each fund invests primarily in Municipal Securities to seek current income exempt from federal income tax.

This section describes additional investments that a fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the funds' secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

TEMPORARY INVESTMENTS

Normally, each fund invests substantially all of its assets to meet its investment objective. Each fund may invest the remainder of its assets in cash equivalents or may hold cash. For temporary defensive purposes, each fund may depart from its principal investment strategies and invest part or all of its assets in securities with a remaining maturity of less than one year. The funds intend to adopt a defensive strategy only when Pioneer believes Municipal Securities have extraordinary risks due to political or economic factors.

SHORT-TERM TRADING

The funds usually do not trade for short-term profits. Each fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If a fund does a lot of trading, it may incur additional operating expenses, which would reduce performance and could cause shareholders to receive larger distributions of taxable income or capital gains.

DERIVATIVES

Each fund may use futures, options and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Each fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, a fund may use derivatives for a variety of purposes, including:

o         As a hedge against adverse changes in interest rates

o         As a substitute for purchasing or selling securities

o         To increase the fund's return

Even a small investment in derivatives can have a significant impact on a fund's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

YEAR 2000

Information technology experts are concerned about computer and other electronic systems' ability to process date related information on and after January 1, 2000. This scenario, commonly referred to as the "Year 2000 problem," could have an adverse impact on the funds and the provision of services to their shareowners. Pioneer is addressing the Year 2000 problem with respect to its systems and those used by the distributor and transfer agent. During 1999, Pioneer expects to finish addressing all material Year 2000 issues and to participate in industry-wide testing. The funds have obtained assurances from their other service providers that they are taking appropriate Year 2000 measures and Pioneer is monitoring their efforts. Although neither fund expects the Year 2000 problem to adversely impact it, neither fund can guarantee that its, or the fund's service providers', efforts will be successful.


                        PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

DESCRIPTION OF REORGANIZATION

The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on March 31, 1999, but may occur on any later date before September 1, 1999. Your fund will transfer all of its assets to Tax-Free Income Fund, and Tax-Free Income Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Tax-Free Income Fund's portfolio. The net asset values of both funds will be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the reorganization date.

o Tax-Free Income Fund will issue to your fund Class A shares of Tax-Free Income Fund in an amount equal to the aggregate net asset value of your fund's Class A shares. As part of the liquidation of your fund, your fund will immediately distribute these shares to Class A shareholders of record of your fund in proportion to their holdings on the reorganization date. In this same manner, Tax-Free Income Fund will issue to your fund Class B and Class C shares that will be distributed to your fund's Class B and Class C shareholders in proportion to their respective holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Tax-Free Income Fund, Class B shareholders of your fund will end up as Class B shareholders of Tax-Free Income Fund, and Class C shareholders of your fund will end up as Class C shareholders of Tax-Free Income Fund.

o        After the reorganization is over, your fund will be terminated.

REASONS FOR THE PROPOSED REORGANIZATION

The board of trustees of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

FIRST, that a combined fund offers economies of scale that may lead to better control over expenses than is possible for your fund. Both funds incur substantial costs for accounting, legal, transfer agency, insurance, and custodial and administrative services.

SECOND, that shareholders may be better served by a less restrictive fund. Your fund has a policy of concentrating its investments in municipal bonds with a dollar-weighted average maturity not exceeding 10 years. This has limited the fund's ability to purchase higher yielding bonds with longer maturities and has limited the fund's ability to gather assets. Tax-Free Income Fund has no stated policy with respect to maturity, allowing it to invest in a broader range of securities, and it has a significantly larger asset size than your fund.

THIRD, that Tax-Free Income Fund has performed better than your fund since its inception. While past performance cannot predict future results, the trustees believe that Tax-Free Income Fund is better positioned than your fund to continue to generate strong returns because of its lower expense ratio and more flexible investment policies.

FOURTH, that Tax-Free Income Fund's expenses are currently lower than your fund's expenses. Additionally, if the voluntary limitation on your fund's expenses were discontinued, your fund's expenses would be substantially higher. Shareholders of your fund would pay relatively lower fees each month as shareholders of Tax-Free Income Fund than they would if the reorganization did not occur, and even less if the voluntary expense limitation on your fund's expenses were discontinued.

FIFTH, that Tax-Free Income Fund is more widely recognized in the broker community as Pioneer's primary municipal bond fund. By offering both funds simultaneously, it has been increasingly difficult to attract assets to your fund.

SIXTH, that the Tax-Free Income Fund shares received in the reorganization will provide your fund's shareholders with substantially the same investment advantages as they currently have, with potential for higher return.

The board of trustees of Tax-Free Income Fund considered that the reorganization presents an excellent opportunity for Tax-Free Income Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of securities. The trustees also believe that your fund's shareholders and Tax-Free Income Fund's shareholders will benefit from improved diversification as a result of the reorganization. Because Tax-Free Income Fund is a significantly larger fund than your fund and because it does not place restrictions on portfolio maturity, the trustees feel that the addition of your fund's assets will improve the diversification of Tax-Free Income Fund's overall portfolio. This opportunity provides an economic benefit to Tax-Free Income Fund and its shareholders. Similarly, the trustees feel that shareholders of your fund will benefit from the greater diversification of Tax-Free Income Fund's investment portfolio after the transaction.

The boards of trustees of both funds also considered that the adviser and the funds' distributor will also benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The trustees believe, however, that these savings will not amount to a significant economic benefit. Because of the fee waiver on your fund, Pioneer will also receive a higher effective fee from managing the assets attributable to your fund if they are a part of Tax-Free Income Fund than if the reorganization does not take place.

COMPARATIVE FEES AND EXPENSE RATIOS. As discussed above in the Summary, Tax-Free Income Fund pays the same advisory fee rate as your fund for assets up to $250 million, and pays a rate lower than your fund's fee rate at all other asset levels. In addition, because your fund's advisory fee does not have breakpoints, the management fee will remain the same indefinitely.

In addition to lower advisory fee rates, Tax-Free Income Fund's Class A expense ratio of 0.93% for the calendar year ended December 31, 1997, as well as its PRO FORMA expense ratio of 0.95%, are lower than your fund's gross Class A expense ratio of 1.18% (1.00% for net expenses with the expense limitation). Furthermore, Tax-Free Income Fund's other expenses are lower than your fund's gross other expenses. Both funds pay the same 12b-1 fee rates for each class.

The trustees do not believe, given your fund's current size and growth rate, that your fund will grow to an asset size which would allow your fund to realize the benefits of economies of scale, including better control over expenses. The trustees also do not believe that your fund will reach an asset size which will allow your fund to significantly improve the diversification of its investment portfolio. In light of your fund's inability to attract significant assets, the adviser may not continue to subsidize a portion of your fund's expenses indefinitely. When the adviser discontinues this voluntary limitation, your fund's expense ratio will rise even further above Tax-Free Income Fund's.

COMPARATIVE PERFORMANCE. The trustees also took into consideration the relative performance of your fund and Tax-Free Income Fund. As shown in the table in the Summary, Tax-Free Income Fund has had better performance than your fund over time.

UNREIMBURSED CLASS A DISTRIBUTION AND SHAREHOLDER SERVICE EXPENSES

The boards of trustees of your fund and Tax-Free Income Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under your fund's Class A 12b-1 Plan will be reimbursable expenses under Tax-Free Income Fund's Class A Rule 12b-1 Plan. However, the maximum aggregate amount payable annually under Tax-Free Income Fund's Class A 12b-1 Plan (0.25% of average daily net assets attributable to Class A shares) will not increase. The 12b-1 plans for Class B and C are compensation plans and, consequently, the amounts payable under such plans are not determined by references to actual distribution expenses incurred.

The following table shows the actual and PRO FORMA unreimbursed distribution and shareholder service expenses of Class A shares of your fund and Tax-Free Income Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent.

UNREIMBURSED CLASS A 12B-1 EXPENSES        INTERMEDIATE TAX-FREE       TAX-FREE INCOME
                                               CLASS A SHARES           CLASS A SHARES

Actual expenses as of December 31, 1998         $                           $
                                                  %                           %

PRO FORMA combined expenses
as of January 1, 1998                                                       $
                                                                              %

Thus, if the reorganization had taken place on January 1, 1998, the PRO FORMA combined unreimbursed expenses of Tax-Free Income Fund's Class A shares would have been higher than if no reorganization had occurred. Nevertheless, Tax-Free Income Fund's assumption of your fund's unreimbursed Class A 12b-1 expenses will have no immediate effect upon the payments made under Tax-Free Income Fund's Class A 12b-1 Plan. The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time a fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to a fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, a fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets during such period.

TAX STATUS OF THE REORGANIZATION

The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

o The reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Tax-Free Income Fund as described above or (2) the distribution by your fund of Tax-Free Income Fund shares to your fund's shareholders;

o No gain or loss will be recognized by Tax-Free Income Fund upon the receipt of your fund's assets solely in exchange for the issuance of Tax-Free Income Fund shares to your fund and the assumption of all of your fund's liabilities by Tax-Free Income Fund;

o The basis of the assets of your fund acquired by Tax-Free Income Fund will be the same as the basis of those assets in your fund immediately before the transfer;

o The tax holding period of the assets of your fund in Tax-Free Income Fund will include your fund's tax holding period for those assets;

o The shareholders of your fund will not recognize gain or loss upon the exchange of all their shares of your fund solely for Tax-Free Income Fund shares as part of the reorganization;

o The basis of Tax-Free Income Fund shares received by your fund's shareholders in the reorganization will be the same as the basis of the shares of your fund surrendered in exchange; and

o The tax holding period of the Tax-Free Income Fund shares received by your fund's shareholders will include, for each shareholder, the tax holding period of the shares of your fund surrendered in exchange, provided that shares of your fund were held as capital assets on the date of the exchange.

ADDITIONAL TERMS OF AGREEMENT AND PLAN OF REORGANIZATION

SURRENDER OF SHARE CERTIFICATES. Shareholders of your fund whose shares are represented by one or more share certificates need not surrender their certificates. After the reorganization, certificates evidencing ownership of your fund's shares will evidence ownership of Tax-Free Income Fund shares received in the reorganization. Shareholders must continue to follow procedures for surrendering your fund's share certificates (or delivering the appropriate affidavit) in order to redeem shares of Tax-Free Income Fund after the reorganization. Tax-Free Income Fund will not issue share certificates in the reorganization.

CONDITIONS TO CLOSING THE REORGANIZATION. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Tax-Free Income Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, sections 6 and 8).

The obligation of Tax-Free Income Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, sections 7 and 8).

The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Agreement, paragraph 8.1).

TERMINATION OF AGREEMENT. The board of trustees of either your fund or Tax-Free Income Fund may terminate the Agreement (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

EXPENSES OF THE REORGANIZATION. Tax-Free Income Fund and your fund will each be responsible for its own expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs. These expenses are estimated to be approximately $_______ for your fund and $_______ for Tax-Free Income Fund.

                                 CAPITALIZATION

The following table sets forth the capitalization of each fund as of January 1, 1999, and the PRO FORMA combined capitalization of both funds as if the reorganization had occurred on such date. The table reflects PRO FORMA exchange ratios of approximately ____ Class A Tax-Free Income Fund shares being issued for each Class A share of your fund, approximately ___ Class B Tax-Free Income Fund shares being issued for each Class B share of your fund and approximately
___ Class C Tax-Free Income Fund shares being issued for each Class C share of your fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated due to changes in the market value of the portfolio securities of both Tax-Free Income Fund and your fund between January 1, 1999 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of Tax-Free Income Fund and your fund during that period resulting from income and distributions, and changes in the accrued liabilities of Tax-Free Income Fund and your fund during the same period.

                                 JANUARY 1, 1999

                                                                 TAX FREE INCOME
                       INTERMEDIATE TAX-FREE   TAX-FREE INCOME       PRO FORMA


Net Assets

Net Asset Value Per Share
  Class A
  Class B
  Class C

Shares Outstanding
  Class A
  Class B
  Class C

It is impossible to predict how many Class A, Class B and Class C shares of Tax-Free Income Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the number or value of Tax-Free Income Fund shares that will actually be received and distributed.

       COMPARISON OF BUSINESS TRUSTS UNDER DELAWARE AND MASSACHUSETTS LAW

Your fund is organized as a Massachusetts business trust. Tax-Free Income Fund is organized as a Delaware business trust. The following is a comparison of the laws of Massachusetts and Delaware applicable to business trusts.

LIMITATION OF SHAREHOLDERS' AND FUNDS' LIABILITY. Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust (such as your fund) may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, your board of trustees has determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware business trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of multiple series of a Massachusetts business trust. While your board of trustees believes that a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

LIMITATION OF TRUSTEE LIABILITY. Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the business trust or a shareholder thereof) for any act, omission or obligation of the business trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware business trust's declaration of trust or by-laws will not subject the trustee to liability to the business trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the business trust's declaration of trust or by-laws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee who is not also an officer of the trust for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. Your board of trustees believes that such limitations on liability under Delaware law are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in future qualified persons to act as trustees.

SHAREHOLDER VOTING. Delaware law provides that a Delaware business trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the Investment Company Act of 1940 (the "1940 Act"), votes on certain matters by trustees would still need to be taken at actual in-person meetings.

DECLARATIONS OF TRUST. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual shareholder meetings, Delaware law affords to the trustees the ability to adapt the Delaware business trust to future contingencies without the necessity of holding a special shareholder meeting. The trustees of a Delaware business trust may have the power to amend the business trust's governing instrument to create a class or series of shares of beneficial interest that was not previously outstanding; to dissolve the business trust; to incorporate the Delaware business trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the business trust's assets; to cause any series to become a separate trust; and to change the Delaware business trust's domicile -- all without shareholder vote. Any exercise of authority by the trustees will be subject to applicable state and federal law. The flexibility of Delaware business trusts should help to assure that Delaware business trust always operates under the most advantageous form of organization and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues.

                      BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of your fund or the adviser (the independent trustees), approved the reorganization. In particular, the trustees determined that the reorganization was in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Tax-Free Income Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization was in the best interests of Tax-Free Income Fund and that the interests of Tax-Free Income Fund's shareholders would not be diluted as a result of the reorganization.
--------------------------------------------------------------------------------
THE TRUSTEES OF YOUR FUND RECOMMEND THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.
--------------------------------------------------------------------------------
VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote AGAINST the proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will NOT be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has NO EFFECT on the voting in determining whether the proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote AGAINST the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

NET ASSET VALUE

Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

Each fund generally values its portfolio securities based on market prices or quotations. When market prices are not available or are considered by Pioneer to be unreliable, the fund may use an asset's fair value. Fair value is determined in accordance with procedures approved by the fund's trustees.

You buy or sell shares at the net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge. When you buy Class A shares, you pay an initial sales charge. When you sell Class B or Class C shares, you may pay a CDSC depending on how long you have owned your shares.

CHOOSING A CLASS OF SHARES

Each fund offers three classes of shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:

          How long you expect to own the shares
          The expenses paid by each class
          Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

DISTRIBUTION PLANS

Each fund has adopted a distribution plan for each class of shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense, over time they increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution fee.

------------------------------ ---------------------------- --------------------------- ----------------------------

                               Class A                      Class B                     Class C
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

WHY YOU MIGHT PREFER EACH      Class A shares may be your   You may prefer Class B      You may prefer Class C
CLASS                          best alternative if you      shares if you do not want   shares if you do not wish
                               prefer to pay an initial     to pay an initial sales     to pay an initial sales
                               sales charge and have        charge, or if you plan to   charge and you would
                               lower annual expenses, or    hold your investment for    rather pay higher annual
                               if you qualify for any       at least six years for      expenses over time.
                               reduction or waiver of the   Intermediate Tax-Free
                               initial sales charge.        Fund or four years for
                                                            Intermediate Tax Free
                                                            Fund.  Class B shares are
                                                            not recommended if you
                                                            are investing $250,000 or
                                                            more.
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

INITIAL SALES CHARGE           Up to 4.5% for Tax-Free      None                        None
                               Income Fund and 3.5% for
                               Intermediate Tax-Free
                               Fund of the offering price,
                               which is reduced or
                               waived for large purchases
                               and certain types of
                               investors. At the time of
                               your purchase your
                               investment firm may
                               receive a commission from
                               the distributor of up to
                               4% for Tax-Free Income
                               Fund and 3% for
                               Intermediate Tax-Free
                               Fund, declining as the
                               size of your investment
                               increases.
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

CONTINGENT DEFERRED SALES      None, except in certain      Up to  4% for Tax-Free      A 1% charge if you sell
CHARGES                        circumstances when the       Income Fund and 3% for      your shares within one
                               initial sales charge is      Intermediate Tax-Free       year of purchase.  Your
                               waived.                      Fund is charged if you      investment firm may
                                                            sell your shares.  The      receive a commission from
                                                            charge is reduced over      the distributor at the
                                                            time and not charged        time of your purchase of
                                                            after six years in the      up to 1%.
                                                            case of Tax-Free
                                                            Income Fund and four
                                                            years in the case of
                                                            Intermediate
                                                            Tax-Free Fund. Your
                                                            investment firm may
                                                            receive a commission
                                                            from the distributor
                                                            at the time of your
                                                            purchase of up to 4%
                                                            for Tax-Free Income
                                                            Fund and 3% for
                                                            Intermediate
                                                            Tax-Free Fund.
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

DISTRIBUTION AND SERVICE FEES  Up to 0.25% of average       Up to 1% of average daily   Up to 1% of average daily
                               daily net assets.            net assets.                 net assets.
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

ANNUAL EXPENSES (INCLUDING     Lower than Class B or        Higher than Class A         Higher than Class A
DISTRIBUTION AND SERVICE       Class C.                     shares; Class B shares      shares; Class C shares do
FEES)                                                       convert to Class A shares   not convert to any other
                                                            after eight years in the    class of shares.  You
                                                            case of Tax-Free Income     continue to pay higher
                                                            Fund and six years in the   annual expenses.
                                                            case of Intermediate
                                                            Tax-Free Fund.
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

EXCHANGE PRIVILEGE             Class A shares of other      Class B shares of other     Class C shares of other
                               Pioneer mutual funds.        Pioneer mutual funds.       Pioneer mutual funds.
------------------------------ ---------------------------- --------------------------- ----------------------------

SALES CHARGES: CLASS A SHARES

You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or distribution paid by the fund.

INVESTMENTS OF $1 MILLION OR MORE

You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, or you are a participant in certain group plans. However, you pay a contingent deferred sales charge if you sell your Class A shares within one year of purchase. The contingent deferred sales charge is equal to 1% of your investment or your sales proceeds, whichever is less.

REDUCED SALES CHARGES

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. If you or your investment professional notifies the distributor of your eligibility for a reduced sales charge at the time of your purchase, the distributor will credit you with the combined value (at the current offering price) of all your Pioneer mutual fund shares and the shares of your spouse and the shares of any children under 21. Certain trustees and fiduciaries may also qualify for a reduced sales charge. For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. managed by Pioneer.

SALES CHARGES FOR CLASS A SHARES (TAX-FREE INCOME FUND)
                                                SALES CHARGE AS A % OF

Amount of purchase                     OFFERING PRICE        NET AMOUNT INVESTED

Less than $100,000                          4.50                      4.71

$100,000 but less than $250,000             3.50                      3.63

$250,000 but less than $500,000             2.50                      2.56

$500,000 but less than $1 million           2.00                      2.04

$1 million or more                           -0-                      -0-


SALES CHARGES FOR CLASS A SHARES (INTERMEDIATE TAX-FREE FUND)

                                                 SALES CHARGE AS A % OF


Amount of purchase                     OFFERING PRICE        NET AMOUNT INVESTED

Less than $50,000                           3.50                      3.63

$50,000 but less than $100,000              3.00                      3.09

$100,000 but less than $500,000             2.50                      2.56

$500,000 but less than $1 million           2.00                      2.04

$1 million or more                           -0-                      -0-

SALES CHARGES: CLASS B SHARES

You buy Class B shares at net asset value per share without paying an initial sales charge. However, you will pay a CDSC to the distributor if you sell your Class B shares within six years of purchase for Tax-Free Income Fund and four years for Intermediate Tax-Free Fund. The CDSC decreases as the number of years since your purchase increases.

CONTINGENT DEFERRED SALES CHARGE

    ON SHARES SOLD BEFORE THE END OF YEAR       AS A % OF DOLLAR AMOUNT SUBJECT TO THE SALES CHARGE
                                                     TAX-FREE INCOME FUND            INTERMEDIATE TAX-FREE FUND

                      1                                        4                                 3

                      2                                        4                                 3

                      3                                        3                                 2

                      4                                        3                                 1

                      5                                        2                                -0-

                      6                                        1                                -0-

                      7                                       -0-                    Convert to Class A shares
                                                                                          after six years

                      8                                       -0-                                --

                      9                            Convert to Class A shares                     --
                                                       after eight years

CONVERSION TO CLASS A SHARES

Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares at the beginning of the calendar month (calendar quarter for shares purchased before October 1, 1998) that is eight years, in the case of Tax-Free Income Fund, or six years, in the case of Intermediate Tax-Free Fund, after the date of purchase, except that:

          Shares bought by reinvesting dividends and capital gains will convert to Class A shares at the same time as shares on which the dividend or distribution was paid

          Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

PAYING THE CONTINGENT DEFERRED SALES CHARGE

Several rules apply for Class B shares so that you pay the lowest possible CDSC.

o The CDSC is calculated on the current market value, or the original cost, of the shares you are selling, whichever is less

o        You do not pay a CDSC on reinvested dividends or distributions

o In determining the number of years since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)

o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest

o        You may qualify for a waiver of the CDSC normally charged

SALES CHARGES: CLASS C SHARES

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay to the distributor a contingent deferred sales charge of 1% of the current market value, or the original cost, of the shares you are selling, whichever is less.

PAYING THE CONTINGENT DEFERRED SALES CHARGE

Several rules apply for Class C shares so that you pay the lowest possible CDSC.

o The CDSC is calculated on the current market value, or the original cost, of the shares you are selling, whichever is less

o        You do not pay a CDSC on reinvested dividends or distributions

o In determining the number of years since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)

o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you bought most recently.

o        You may qualify for a waiver of the CDSC normally charged

OPENING YOUR ACCOUNT

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

ACCOUNT OPTIONS

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the fund's transfer agent for account applications, account options forms and other account information:

PIONEERING SERVICES CORPORATION
P.O. Box 9014
Boston, Massachusetts 02205-9014
Telephone 1-800-225-6292

TELEPHONE TRANSACTION PRIVILEGES

If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

GENERAL RULES ON BUYING, EXCHANGING AND SELLING YOUR FUND SHARES

SHARE PRICE

If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

BUYING

You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

MINIMUM INVESTMENT AMOUNTS

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.

EXCHANGING

You may exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

SELLING

Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You may have to pay federal income taxes on a sale or an exchange.

GOOD ORDER MEANS THAT:

o You have provided adequate instructions There are no outstanding claims against your account There are no transaction limitations on your account
o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o         Your request includes a signature guarantee if you:
            --    Are selling over $100,000 worth of shares
            --    Changed your account registration or address within the last
                  30 days
            --    Instruct the transfer agent to mail the check to an address different from the one on your account
            --    Want the check paid to someone other than the account owner(s)
            --    Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

BUYING, EXCHANGING AND SELLING SHARES

------------------ ----------------------------------------------- -------------------------------------------------

                   BUYING SHARES                                   EXCHANGING SHARES
------------------ ----------------------------------------------- -------------------------------------------------
------------------ ----------------------------------------------- -------------------------------------------------
THROUGH YOUR       Normally, your investment firm will send your   Normally, your investment firm will send your
INVESTMENT FIRM    purchase request to the fund's transfer agent.  exchange request to the fund's transfer agent.
                   CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE   CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE
                   INFORMATION.  Your investment firm may receive  INFORMATION ABOUT EXCHANGING YOUR SHARES.
                   a commission from the distributor for your
                   purchase of fund shares. The distributor or
                   its affiliates may pay additional compensation,
                   out of their own assets, to certain investment
                   firms or their affiliates based on objective
                   criteria established by the distributor.

------------------ ----------------------------------------------- -------------------------------------------------

  BY PHONE         YOU CAN USE THE TELEPHONE PURCHASE PRIVILEGE    After you establish your fund account,
                   if you have an existing non-retirement          YOU CAN EXCHANGE FUND SHARES BY PHONE
                   account or certain IRAs.  You can purchase      IF:
                   additional fund shares by phone if:              o       You are using the exchange to
                                                                            establish a new account, provided the
                   o        You established your bank account of            new account has a registration
                            record at least 30 days ago                     identical to the original account
                   o        Your bank information has not           o       The fund into which you are exchanging
                            changed for at least 30 days                    offers the same class of shares
                   o        You are not purchasing more than        o       You are not exchanging more than
                            $25,000 worth of shares per account             $500,000 worth of shares per account
                            per day                                         per day
                   o        You can provide the proper account      o       You can provide the proper account
                            identification                                  identification information

                   When you request a telephone purchase,
                   the transfer agent will electronically
                   debit the amount of the purchase from
                   your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

------------------ ----------------------------------------------- -------------------------------------------------

      IN  WRITING, You can purchase fund shares for an             You can exchange fund shares by MAILING OR
          BY MAIL  existing fund account by MAILING A CHECK TO     FAXING A LETTER OF INSTRUCTION TO THE TRANSFER
            OR BY  THE TRANSFER AGENT. Make your check payable to  AGENT.  You can exchange fund shares directly
              FAX  the fund.  Neither initial nor subsequent       through the fund only if your account is
                   investments should be made by third party       registered in your name.  However, you may not
                   check.  Your check must be in U.S. dollars      fax an exchange request for more than
                   and drawn on a U.S. bank.  Include in your      $500,000.  Include in your letter:
                   purchase request the fund's name, the account   o   The names and signatures of all registered
                   number and the name or names in the account         owners
                   registration.                                   o   A signature guarantee for each registered
                                                                       owner if the amount of the exchange is more
                                                                       than $500,000
                                                                   o   The name of the fund out of which you are
                                                                       exchanging and the name of the fund into
                                                                       which you are exchanging
                                                                   o   The class of shares you are exchanging
                                                                   o   The dollar amount or number of shares you
                                                                       are exchanging
------------------ ----------------------------------------------- -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------

SELLING SHARES                                                     HOW TO CONTACT US
------------------------------------------------------------------ -------------------------------------------------

Normally, your investment firm will send your request to sell      BY PHONE
shares to the fund's transfer agent.  CONSULT YOUR INVESTMENT      For information or to request a telephone
PROFESSIONAL FOR MORE INFORMATION.  The fund has authorized the    transaction between 8:00 a.m. and 9:00 p.m.
distributor to act as its agent in the repurchase of fund shares   (Eastern time) by speaking with a  shareholder
from qualified investment firms.  The fund reserves the right to   services representative call
terminate this procedure at any time.                              1-800-225-6292
                                                                   To request a transaction using FactFone_ call
                                                                   1-800-225-4321
                                                                   Telecommunications Device for the Deaf (TDD)
                                                                   1-800-225-1997
------------------------------------------------------------------
YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY.  You may sell     BY MAIL
fund shares held in a retirement plan account by phone only if     Send your written instructions to:   PIONEERING
your account is an IRA.  You may not sell your shares by phone     SERVICES CORPORATION
if you have changed your address (for checks) or your bank         P.O. Box 9014
information (for wires and transfers) in the last 30 days.         Boston, Massachusetts 02205-9014

You may receive your sale proceeds:                                BY FAX
                                                                   Fax your
exchange and sale requests to:
o   By check, provided the check is made payable exactly as your   1-800-225-4240
    account is registered
o   By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------

You can sell some or all of your fund shares by WRITING DIRECTLY   EXCHANGE PRIVILEGE
TO THE FUND only if your account is registered in your name.
Include in your request your name, the fund's name, your fund      The fund and the distributor reserve the right
account number, the class of shares to be sold, the dollar         to refuse any exchange request or restrict, at
amount or number of shares to be sold and any other applicable     any time without notice, the number and/or
requirements as described below.  The transfer agent will send     frequency of exchanges to prevent abuses of the
the sale proceeds to your address of record unless you provide     exchange privilege.  Abuses include frequent
other instructions.  Your request must be signed by all            trading in response to short-term market
registered owners and be in good order.  The transfer agent will   fluctuations and a pattern of trading that
not process your request until it is received in good order.       appears to be an attempt to "time the market."
You may not sell more than $100,000 per account per day by fax.    In addition, the fund and the distributor
                                                                   reserve the right to charge a fee for exchanges
                                                                   or to modify, limit, suspend or discontinue the
                                                                   exchange privilege.
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------

SHAREOWNER ACCOUNT POLICIES
------------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------

SIGNATURE GUARANTEES AND OTHER REQUIREMENTS                        TELEPHONE ACCESS

You are required to obtain a signature guarantee when you are:     You may have difficulty contacting the fund by
o Requesting certain types of exchanges or sales of fund shares    telephone during times of market volatility or
o Redeeming shares for which you hold a share certificate          disruption in telephone service. If you are
o Requesting certain types of changes for your existing account    unable to reach the fund by telephone, you
                                                                   should communicate with the fund in writing.
You can obtain a signature guarantee from most broker-dealers,
banks, credit unions (if authorized under state law) and federal   SHARE CERTIFICATES
savings and loan associations.  You cannot obtain a signature
guarantee from a notary public.                                    Normally, your shares will remain on deposit
                                                                   with the transfer agent and certificates will
Fiduciaries and corporations are required to submit additional     not be issued.  Under certain legal
documents to sell fund shares.                                     circumstances, you may request a certificate
                   for your Class A shares only. A fee may be
MINIMUM ACCOUNT SIZE                                               charged for this service.

The fund requires that you maintain a minimum account value of     OTHER POLICIES
$500. If you hold less than the minimum in your account because
you have sold or exchanged some of your shares, the fund will      The fund may suspend payment of sale proceeds
notify you of its intent to sell your shares and close your        under certain circumstances.
account.  You may avoid this by increasing the value of your
account to at least the minimum within six months of the notice    The fund or the distributor may revise, suspend
from the fund.                                                     or terminate the account options and services
                                                                   available to shareholders at any time.
------------------------------------------------------------------ -------------------------------------------------

DIVIDENDS AND CAPITAL GAINS

The fund declares a dividend from any net investment income each business day. You begin earning dividends on the first business day following receipt of payment for shares; your shares continue to earn dividends up to and including the date you redeem them. Dividends are normally paid on the last business day of the month or shortly thereafter. The fund distributes net short-term and net long-term capital gains, if any, in November. The fund may also pay dividends and distributions at other times if necessary for the fund to avoid federal income or excise tax. If you invest in the fund close to the time that the fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the capital gains distribution whether you reinvest the distribution or receive it as cash.

Sales and exchanges may be taxable transactions to shareholders.

TAXES

For federal income tax purposes, your distributions from the fund's net long-term capital gains (capital gain dividends) are considered long-term capital gains. Dividends the fund pays from its tax-exempt interest income will be designated as exempt-interest dividends and will be treated as tax-exempt interest for federal income tax purposes, although they may increase a shareholder's liability for alternative minimum tax in certain circumstances. Dividends (other than capital gain dividends and exempt-interest dividends) and short-term capital gain distributions are taxable as ordinary income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. You may also have tax consequences (generally, a capital gain or loss) when you sell or exchange fund shares. Each year the fund will mail to you information about your dividends and distributions for, and the shares you sold in, the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 31% "backup withholding" tax from your dividends (other than exempt-interest dividends) and distributions, sales proceeds and any other payments to you.

You should ask your own tax adviser about any federal or state tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of federal income tax considerations that may affect the fund and its shareholders.

FINANCIAL HIGHLIGHTS

PIONEER INTERMEDIATE TAX-FREE FUND
SELECTED DATA FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                   SIX MONTHS                    FOR THE YEAR ENDED
                     ENDED                           DECEMBER 31,
                    JUNE 30,    -----------------------------------------------------------
                      1998          1997        1996         1995        1994(A)       1993
                   ------------ ----------- ------------ ------------ ------------ -----------
Net asset value,
beginning of period   $ 10.45     $ 10.28      $ 10.44      $  9.62      $ 10.76     $ 10.32
                   ------------ ----------- ------------ ------------ ------------ -----------

Increase (decrease)
from investment
operations:

Net investment
income (loss)          $ 0.21     $  0.44      $  0.46      $  0.49      $  0.49     $  0.56

Net realized
and unrealized
gain (loss) on
investments             (0.03)        0.25       (0.15)         0.82      (1.13)        0.56
                   ------------ ----------- ------------ ------------ ------------ -----------

Net increase
(decrease)from
investment
operations             $ 0.18     $  0.69      $  0.31      $  1.31     $ (0.64)     $  1.12

Distributions to
 shareholders:

  Net investment
  income                (0.22)     (0.44)       (0.47)       (0.49)       (0.49)      (0.56)

  Net realized gain         --     (0.08)           --           --       (0.01)      (0.12)

                   ------------ ----------- ------------ ------------ ------------ -----------

Net increase
(decrease) in
asset value...         $ (0.04)    $  0.17     $ (0.16)      $  0.82     $ (1.14)     $  0.44
                   ------------ ----------- ------------ ------------ ------------ -----------

Net asset value,
end of period.         $ 10.41    $ 10.45      $ 10.28      $ 10.44      $  9.62     $ 10.76
                   ============ =========== ============ ============ ============ ============
Total return*.           1.69%       6.87%        3.03%       13.80%      (6.02)%      11.08%

RATIOS/SUPPLEMENTAL
DATA

Ratio of net expenses
average net assets      1.01%**+     1.02%+       1.03%+      1.02%+        1.00%       0.85%

Ratio of net
investment
(loss) to average
net assets              4.06%**+      4.23%+       4.47%+       4.77%+      4.89%       5.23%

Portfolio turnover
rate                      36%**         35%          34%          29%         39%         14%

Net assets, end
of period
(in thousands)         $59,729     $65,255      $73,387      $79,432      $76,674     $82,907

Ratios assuming no waiver of
management fees by Pioneer and
no reduction for fees paid
indirectly:

Net expenses..         1.23%**       1.17%        1.14%        1.12%        1.22%       1.12%
Net investment income
(loss)........         3.84%**       4.08%        4.36%        4.67%        4.67%       4.97%

Ratios assuming waiver of
management fees by Pioneer and
reduction for fees paid
indirectly:

Net expenses..         1.00%**       1.00%        1.00%        1.00%           --          --
Net investment income
(loss)........         4.07%**       4.25%        4.50%        4.79%           --          --

----------------

(a) Per share data based upon average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratio assuming no reduction for fees paid indirectly.

PIONEER INTERMEDIATE TAX-FREE FUND
SELECTED DATA FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                SIX MONTHS                   YEAR ENDED                       APRIL 2,
                                                  ENDED                      DECEMBER 31,                     1994 TO
                                               JUNE 30, 1998   -------------------------------------------  DECEMBER 31,
                                                                   1997          1996            1995         1994(A)
                                                               ------------- ------------- --------------- --------------
Net asset value, beginning of period.........          $10.47        $10.31         $10.46          $ 9.65        $ 10.07
                                               --------------- ------------- -------------- --------------- --------------
Increase (decrease) from investment operations:
  Net investment income (loss)...............          $ 0.17        $ 0.36         $ 0.38          $ 0.41          $0.27
  Net realized and unrealized gain (loss) on
      investments                                       (0.04)          0.25         (0.15)            0.80         (0.42)
                                               --------------- ------------- -------------- --------------- --------------
Net increase (decrease) from investment
operations:..................................          $ 0.13        $ 0.61         $ 0.23          $ 1.21        $ (0.15)
Distributions to shareholders:

  Net investment income......................           (0.15)        (0.37)         (0.38)          (0.40)         (0.27)
  Net realized gain..........................             --          (0.08)            --              --             --
                                               --------------- ------------- -------------- --------------- --------------
Net increase (decrease) in net asset value...        $ (0.02)        $ 0.16         $(0.15)         $ 0.81        $ (0.42)
                                               --------------- ------------- -------------- --------------- --------------
Net asset value, end of period...............         $ 10.45        $10.47         $10.31          $10.46         $ 9.65
                                                ==============  ============= ============== =============== ==============
Total return*................................           1.29%         6.08%          2.25%          12.71%         (1.49%)

RATIOS/SUPPLEMENTAL DATA

Ratio of net expenses to average net assets..        1.84%**+        1.81%+         1.81%+          1.86%+        1.84%**
Ratio of net investment income (loss) to             3.23%**+        3.44%+         3.68%+          3.90%+        4.17%**
average net assets...........................
Portfolio turnover rate......................           36%**        35%            34%             29%            39%
Net assets, end of period (in thousands).....         $ 2,667        $3,010         $2,864          $2,553         $1,529

Ratios assuming no waiver of management fees
  by Pioneer and no reduction for fees paid
  indirectly:
  Net expenses...............................         2.05%**         1.96%          1.91%           1.96%        2.14%**
  Net investment income (loss)...............         3.02%**         3.29%          3.58%           3.80%        3.87%**

Ratios assuming waiver of management fees by
  Pioneer and reduction for fees paid indirectly:
  Net expenses...............................         1.83%**         1.79%          1.76%           1.82%             --
  Net investment income (loss)...............         3.24%**         3.46%          3.73%           3.94%             --

----------------

(a) Per share data based upon average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized
+ Ratio assuming no reduction for fees paid indirectly.

PIONEER INTERMEDIATE TAX-FREE FUND
SELECTED DATA FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                        SIX MONTHS ENDED     FOR THE YEAR     JANUARY 31, 1996
                                                          JUNE 30, 1998         ENDED                TO
                                                                            DECEMBER 31,      DECEMBER 31, 1996
                                                                                 1997
                                                       -------------------- --------------- ---------------------
Net asset value, beginning of period.................         $10.48                $10.29                $10.51
                                                       -------------------- --------------- ---------------------
Increase (decrease) from investment operations:
  Net investment income (loss).......................         $ 0.16                $ 0.35                $ 0.33
  Net realized and unrealized gain (loss)
   on investments                                              (0.04)                 0.26                (0.21)
                                                        -------------------- --------------- ---------------------
Net increase (decrease) from investment operations:..         $ 0.12                $ 0.61                $ 0.12

Distributions to shareholders:

  Net investment income..............................          (0.18)               (0.34)                (0.33)
  In excess of net investment income.................             --                   --                 (0.01)
  Net realized gain..................................             --                (0.08)                   --
                                                       -------------------- --------------- ---------------------
Net increase (decrease) in net asset value...........         $(0.06)               $ 0.19              $ (0.22)
                                                       -------------------- --------------- ---------------------
Net asset value, end of period.......................         $10.42                $10.48                $10.29
                                                       -------------------- --------------- ---------------------
Total return*........................................           1.15%                6.04%                 1.22%
                                                       ==================== =============== =====================
RATIOS/SUPPLEMENTAL DATA

Ratio of net expenses to average net assets..........           1.95%**+            1.84%+              1.97%**+
Ratio of net investment income (loss) to average net            3.21%**+            3.41%+              3.51%**+
assets...............................................

Portfolio turnover rate..............................               36%**            35%                  34%
Net assets, end of period (in thousands).............            $ 170              $  300                 $ 202

Ratios assuming no waiver of management
fees by Pioneer and no reduction for
fees paid indirectly:

  Net expenses.......................................           2.17%**              1.99%               2.08%**
  Net investment income (loss).......................           2.99%**              3.26%               3.40%**

Ratios assuming waiver of management fees by Pioneer and reduction for fees paid indirectly:

  Net expenses.......................................           1.94%**              1.82%               1.89%**
  Net investment income (loss).......................           3.22%**              3.43%               3.59%**

----------------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+ Ratio assuming no reduction for fees paid indirectly.

PIONEER TAX-FREE INCOME FUND
SELECTED DATA FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                   SIX MONTHS                 FOR THE YEAR ENDED DECEMBER 31,
                     ENDED     ------------------------------------------------------------
                    JUNE 30,
                      1998          1997        1996       1995       1994        1993(A)
                   ----------- ------------ ---------- ---------- ----------- -------------
Net asset value,
  beginning of
  period........   $    12.17   $   11.96    $  12.36   $ 11.24    $  12.68   $     12.08
                   ------------ ------------ ---------- ---------- ---------- --------------
Increase
  (decrease)
  from
  investment
  operations:

Net investment     $     0.27   $    0.59    $   0.62   $  0.64    $   0.64   $      0.67
income (loss)....
Net realized and
  unrealized
  gain (loss) on
  investments....        0.03        0.45       (0.21)     1.21       (1.44)         0.87
                   ------------ ------------ ---------- ---------- ---------- --------------
Net increase       $     0.30  $     1.04    $   0.41   $  1.85    $  (0.80)  $      1.54
(decrease) from
investment
operations.......

Distributions to
shareholders:

  Net investment        (0.28)       (0.59)     (0.62)     (0.64)     (0.64)         (0.67)
  income...........
  Net realized             --        (0.24)     (0.19)     (0.09)        --          (0.27)
  gain...........
                   ------------ ------------ ---------- ---------- ---------- --------------
Net increase
(decrease) in
net asset value..  $     0.02   $    0.21    $  (0.40)  $  1.12    $  (1.44)  $       0.60
                   ------------ ------------ ---------- ---------- ---------- --------------
Net asset value,   $    12.19   $   12.17    $  11.96   $ 12.36    $  11.24   $      12.68
end of period....  ============ ============ ========== ========== ========== ==============

Total return*....        2.46%        8.94%      3.57%     16.84%    (6.38%)         12.98%

RATIOS/SUPPLEMENTAL
DATA

Ratio of net          0.92%**+       0.93%+     0.92%+     0.91%+      0.91%          0.86%
  expenses to
  average net
  assets.........
Ratio of net          4.57%**+       4.87%+     5.16%+     5.37%+      5.37%          5.37%
  investment
  income (loss)
  to average net
  assets.........
Portfolio                66%**          22%        44%        35%        55%            58%
  turnover rate..
Net assets, end    $   398,003  $  413,856   $ 441,733  $476,584   $ 452,661       $532,491
  of period
  (in thousands)

Ratios assuming reduction for fees paid indirectly:
  Net expenses...        0.92%**        0.91%      0.90%      0.89%         --             --
  Net investment         4.57%**        4.89%      5.18%      5.39%         --             --
  income
  (loss).........

-----------
(a) Prior to assumption of management agreement on December 1, 1993 by Pioneer, the fund was advised by Mutual of Omaha Management Company.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+ Ratio assuming no reduction for fees paid indirectly.

PIONEER TAX-FREE INCOME FUND
SELECTED DATA FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                          SIX MONTHS          FOR THE YEAR ENDED           APRIL 28, 1995
                                                          ENDED JUNE             DECEMBER 31,                    TO
                                                           30, 1998     --------------------------------
                                                                             1997             1996        DECEMBER 31, 1995
                                                         --------------- ---------------- -------------- --------------------
Net Asset value, beginning of period..................          $12.09           $11.88          $12.31              $11.81
                                                         --------------- ---------------- --------------- -------------------
Increase (decrease) from investment operations:
  Net investment income (loss)........................          $ 0.23           $ 0.50          $ 0.53              $ 0.35
  Net realized and unrealized gain (loss) on
    investments                                                   0.03             0.44          (0.22)                0.58
                                                         --------------- ---------------- --------------- -------------------
Net increase (decrease) from investment operations:...          $ 0.26           $ 0.94          $ 0.31              $ 0.93
Distributions to shareholders:
  Net investment income...............................          (0.24)           (0.49)          (0.53)              (0.34)
  In excess of net investment income..................              --               --          (0.02)                  --
  Net realized gain...................................              --           (0.24)          (0.19)              (0.09)
                                                         --------------- ---------------- --------------- -------------------
Net increase (decrease) in net asset value............          $ 0.02           $ 0.21        $ (0.43)            $ (0.50)
                                                         --------------- ---------------- --------------- -------------------
Net asset value, end of period........................          $12.11           $12.09         $ 11.88             $ 12.31
                                                         =============== ================ =============== ===================
Total return*.........................................           2.16%            8.16%           2.66%               7.94%

RATIOS/SUPPLEMENTAL DATA

Ratio of net expenses to average net assets...........                           1.68%+          1.67%+            1.72%**+
                                                           1.64%**+
Ratio of net investment income (loss) to average net                             4.12%+          4.38%+            4.38%**+
assets................................................     3.83%**+
Portfolio turnover rate...............................           66%**              22%             44%                 35%
Net assets, end of period (in thousands)..............          $7,284           $5,588          $4,792              $2,069

Ratios assuming reduction for fees paid indirectly:
  Net expenses........................................         1.64%**            1.66%           1.65%             1.65%**
  Net investment income (loss)........................         3.83%**            4.14%           4.40%             4.45%**

----------------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+ Ratio assuming no reduction for fees paid indirectly.

PIONEER TAX-FREE INCOME FUND
SELECTED DATA FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

------------------------------------------------------ -------------------- ----------------- ----------------------
                                                        SIX MONTHS ENDED      FOR THE YEAR      JANUARY 31, 1996
                                                          JUNE 30, 1998          ENDED                 TO
                                                                             DECEMBER 31        DECEMBER 31, 1996
                                                                                 1997
------------------------------------------------------ -------------------- ----------------- ----------------------
Net asset value, beginning of period.................        $ 12.11                 $ 11.88                 $12.32
                                                       -------------------- ----------------- ----------------------
Increase (decrease) from investment operations:
  Net realized and unrealized gain (loss) on                    0.02                    0.47                 (0.24)
      investments
Net increase (decrease) from investment operations:..         $ 0.25                  $ 0.96                 $ 0.25
                                                       -------------------- ----------------- ----------------------
Distribution to shareholders:
  Net investment income..............................          (0.24)                  (0.49)                 (0.49)
  In excess of net investment income.................             --                      --                  (0.01)
  Net realized gain..................................             --                   (0.24)                 (0.19)
------------------------------------------------------ -------------------- ----------------- ----------------------
Net increase (decrease) in net asset value...........         $ 0.01                  $ 0.23                $ (0.44)
------------------------------------------------------ -------------------- ----------------- ----------------------
Net asset value, end of period.......................         $12.12                  $12.11                 $11.88
                                                       ==================== ================= ======================
Total return*........................................           2.08%                  8.32%                  2.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of net expenses to average net assets..........           1.59%**+              1.70%+               1.71%**+
Ratio of net investment income (loss) to average net            3.84%**+              4.04%+               4.34%**+
assets...............................................
Portfolio turnover rate..............................              66%**                 22%                    44%
Net assets, end of period (in thousands).............          $2,593                $1,643                 $  383
Ratios assuming reduction for fees paid indirectly:
  Net expenses.......................................           1.59%**                1.67%                1.69%**
  Net investment income (loss).......................           3.84%**                4.07%                4.36%**

----------------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption for the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+ Ratio assuming no reduction for fees paid indirectly.

                                         INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of Pioneer and the fund's transfer agent, Pioneering Services Corporation; or by representatives or compensated agents, including broker-dealer firms. [____________, a third-party solicitation firm, has agreed to provide proxy solicitation services to your fund at a cost of approximately $_______.]

REVOKING PROXIES

A fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with Pioneering Services Corporation, 60 State Street, Boston, Massachusetts 02109, or

o By returning a duly executed proxy with a later date before the time of th meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted

Being present at the meeting alone does NOT revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

As of January 29, 1999, _______ Class A shares, __________ Class B shares and __________ Class C shares of beneficial interest of your fund were outstanding. Only shareholders of record on February 1, 1999 (the record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum for the transaction of business.

OTHER BUSINESS

Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

ADJOURNMENTS

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of your fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

TELEPHONE VOTING

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the fund, as of December 31, 1998, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B and Class C shares of your fund and Tax-Free Income Fund:

------------------------------- -------------------------------------- -------------------------------------------

NAMES AND ADDRESSES OF OWNERS                                            PRO FORMA OWNERSHIP OF TAX-FREE INCOME
  OF MORE THAN 5% OF SHARES             INTERMEDIATE TAX-FREE                 FUND AS OF __________, 199_
                                -------------------------------------- -------------------------------------------
                                  Class A     Class B       Class C      Class A        Class B       Class C
------------------------------- ----------- ------------- ------------ -------------- ------------- --------------




------------------------------- -------------------------------------- -------------------------------------------

                                TAX-FREE INCOME FUND                   PRO FORMA OWNERSHIP OF TAX-FREE INCOME
                                                                       FUND AS OF __________, 199_
------------------------------- -------------------------------------- -------------------------------------------




------------------------------- ----------- ------------- ------------ -------------- ------------- --------------

As of December 31, 1998, the trustees and officers of your fund and Tax-Free Income Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of the respective funds.

                                     EXPERTS

The financial statements and the financial highlights of Intermediate Tax-Free Fund and Tax-Free Income Fund, each as of December 31, 1997 and June 30, 1998, are incorporated by reference into this proxy statement and prospectus. The financial statements and highlights have been independently audited by Arthur Andersen LLP, as stated in their reports appearing in the statement of additional information. These financial statements and highlights are included in reliance upon the reports given upon the authority of such firm as experts in accounting and auditing.

                              AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

PROXY                                                                      PROXY


                       PIONEER INTERMEDIATE TAX-FREE FUND

                      PROXY FOR THE MEETING OF SHAREHOLDERS
                            To be held March 30, 1999

The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) John F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Meeting of Shareholders of your fund to be held on Tuesday, March 30, 1999, at 2:00 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to your fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof (the "Meeting"), and there to vote and act upon the following matter (as more fully described in the accompanying Proxy Statement) in respect of all shares of your fund which you will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present:

(1) To approve an Agreement and Plan of Reorganization between your fund and Pioneer Tax-Free Income Fund. Under this Agreement your fund would transfer all of its assets to Tax-Free Income Fund in exchange for shares of Tax-Free Income Fund. These shares would be distributed proportionately to you and the other shareholders of your fund. Tax-Free Income Fund would also assume your fund's liabilities.

         [   ] FOR             [   ] AGAINST                 [   ] ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                   ----------------------------
                                   Signature of Shareholder(s)


                                   ----------------------------
                                   Signature of Joint
                                   Shareholder(s) (if any)

Dated:  ____________, 1999.........In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

                                   EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of __________, 1999, by and between Pioneer Intermediate Tax-Free Fund, a Massachusetts business trust with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "Acquired Fund"), and Pioneer Tax-Free Income Fund (the "Acquiring Fund"), a Delaware business trust with its principal place of business at 60 State Street, Boston, Massachusetts 02109.

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the issuance of Class A, Class B and Class C shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein in exchange for (i) the assumption by the Acquiring Fund of all known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities, which shall be assigned and transferred to and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution PRO RATA by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A, Class B and/or Class C shares of beneficial interest of the Acquired Fund, as of the close of business on the closing date (the "Closing Date"), of a number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets, less such liabilities (herein referred to as the "net value of the assets"), of the Acquired Fund so transferred, assumed, assigned and delivered, all determined as provided in paragraph 2 and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the "Closing"). All computations shall be provided by Brown Brothers Harriman & Co. (the "Custodian"), as custodian for the Acquiring Fund and for the Acquired Fund and shall be recomputed by Arthur Andersen LLP, independent auditors of the Acquiring Fund. The determination of the Custodian, as recomputed by said auditors, shall be conclusive and binding on all parties in interest.

     1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion described in paragraph 8.7 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     1.3 Each of the Acquiring Fund and the Acquired Fund shall bear its own expenses in connection with the transactions contemplated by this Agreement.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute PRO RATA to shareholders of record ("the Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the last day such Exchange is open for unrestricted trading immediately preceding the Closing Date (the "Valuation Date"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective PRO RATA number of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares, Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares and Acquired Fund shareholders who own Class C shares of the Acquired Fund will receive Class C Acquiring Fund Shares. The Acquiring Fund will not issue share certificates representing Acquiring Fund Shares unless a shareholder specifically requests the Acquiring Fund Shares in certificated form and, if applicable, in exchange for outstanding certificates representing Acquired Fund shares, as described in paragraph 1.5.

     1.5 The Acquiring Fund shall record the net asset value of all outstanding Acquired Fund certificated shares in its books and records as of the Closing Date, in accordance with paragraph 2.2, and daily thereafter, in accordance with the Acquiring

Fund's procedures for determining net asset value per share. The Acquiring Fund will honor certificates representing Acquired Fund shares at their net asset value as determined on the books and records of the Acquiring Fund, and subject to the Acquiring Fund's normal requirements for redeeming or transferring shares evidenced by certificates. Acquired Fund shareholders need not surrender such certificates or deliver affidavits with respect to lost certificates after the Closing. Any Acquired Fund certificate which remains outstanding on the Closing Date shall be deemed to be evidence of ownership of the same class of shares of beneficial interest of the Acquiring Fund.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 The Acquired Fund shall file an application (on Form N-8F or such other form deemed appropriate by the Securities and Exchange Commission (the "Commission")) pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), as soon as practicable following the Liquidation Date, and the existence of the Acquired Fund shall be terminated in accordance with Massachusetts law as promptly as practicable thereafter.

2.   VALUATION

     2.1 The net asset values of the Class A, Class B and Class C Acquiring Fund Shares and the net value of the assets and liabilities of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall, in each case, be determined as of the close of the New York Stock Exchange on the Valuation Date. The net asset value per share of Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Agreement and Declaration of Trust or By-Laws of the Acquiring Fund and then-current prospectus and statement of additional information of the Acquiring Fund and shall be computed to not fewer than four decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets attributable to each class of shares transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities attributable to each class of shares to be assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's most recent prospectus and statement of additional information.

     2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with paragraph 2.1.

     2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Fund.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be as of ____________, 1999, or as of such other date on or before ____________, 1999 as the parties may agree in writing. The Closing shall be held at 5:00 p.m., Boston time, at the offices of the Acquiring Fund, 60 State Street, Boston, Massachusetts 02109, or at such other time and/or place as the parties may agree in writing.

     3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than five business days preceding the Valuation Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

     3.3 In the event that on the proposed Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
(b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before ________________, 1999, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.


     3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of Acquired Fund shareholders and the number and percentage ownership of outstanding shares of each class of shares of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Valuation Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Acquired Fund is a registered investment company classified as a management company of the open-end diversified type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of any provision of the Declaration of Trust or By-Laws of the Acquired Fund or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound;

(d) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

(e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of December 31, 1998 and the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 1998 and 1997 (audited by Arthur Andersen LLP, independent public accountants) (copies of which have been furnished to the Acquiring
         Fund) present fairly in all material respects the financial position of the Acquired Fund as of December 31, 1998 and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g) Since December 31, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

(h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

(i) The Acquired Fund has elected to be treated as a regulated investment company for federal income tax purposes, has qualified as such for each taxable year of its operation and will qualify as such as of the Closing Date with respect to its final taxable year ending on the Closing Date;

(j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject in each case to the approval of Acquired Fund shareholders;

(m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

(n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in paragraph 4.2(l) hereof), on the effective date of the Registration Statement, on the date of the meeting of Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

(p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund; and

(q) The prospectus of the Acquired Fund dated April 30, 1998, and any amendments or supplements thereto, previously furnished to the Acquiring Fund, does not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Acquiring Fund is a registered investment company classified as a management company of the open-end diversified type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) The prospectus of the Acquiring Fund and statement of additional information of the Acquiring Fund, dated April 30, 1998, and any amendments or supplements thereto on or prior to the Closing Date (the "Acquiring Fund Prospectus") and the Registration Statement to be filed in connection with this Agreement referred to in paragraph 5.7 hereof (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund's warranty in paragraph 4.1(m) hereof) conforms and will conform at all times on or prior to the Closing Date in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, and the Registration Statement will not include an untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provisions of the Agreement and Declaration of Trust or By-Laws of the Acquiring Fund or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound;

(f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to the Acquired Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business;

(g) The statement of assets and liabilities of the Acquiring Fund, as of December 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 1998 and 1997 (audited by Arthur Andersen LLP, independent public accountants) (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial position of the Acquiring Fund as of December 31, 1998;

(h) The Acquiring Fund or its predecessor has elected to be treated as a regulated investment company for federal income tax purposes, the Acquiring Fund and its predecessor have qualified as such for each taxable year since inception, and the Acquiring Fund will qualify as such as of the Closing Date and for its taxable year that includes the Closing Date;

(i) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value. The shares of the Acquiring Fund are of divided into three classes, Class A, Class B and Class C. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund;

(l) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act, 1940 Act and under state securities laws.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 Except as expressly contemplated herein to the contrary, the Acquiring Fund and the Acquired Fund each shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

     5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will provide such information within its possession or reasonably obtainable as the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.6 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

     5.7 The Acquiring Fund will prepare and file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

     5.8 The Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of Acquired Fund shareholders to consider approval of this Agreement. The Acquiring Fund agrees to provide the Acquired Fund with information applicable to the Acquiring Fund required under the Acts for inclusion in the Proxy Statement.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

     6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund; and

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7. OTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND

         The obligations of the Acquired Fund hereunder are, at the option of the Acquiring Fund, and the obligations of the Acquiring Fund hereunder are, at the option of the Acquired Fund, each subject to the further conditions that on or before the Closing Date:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

     8.4 The Registration Statement shall have become effective under the 1933 Act and 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act and 1940 Act;

     8.5 The Acquired Fund shall have distributed to its shareholders all of its investment company taxable income, as defined in Section 852(b)(2) of the Code

(prior to reduction by any dividends paid deduction), and all of its net capital gain, as such term is used in Section 852(b)(3)(C) of the Code, after reduction by any capital loss carryforward, and all of the excess of (1) its interest income excludable from gross income under Section 103(a) of the Code over (2) the deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case for its taxable year ending on the Closing Date;

     8.6 After giving effect to the transactions contemplated by this Agreement, the Acquiring Fund on the Closing Date will be in compliance with the 1940 Act and the rules promulgated thereunder; and

     8.7 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Acquired Fund and the Acquiring Fund, substantially to the effect that for federal income tax purposes:

(a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares of beneficial interest and the termination of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund liabilities by the Acquiring Fund and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

(c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund liabilities by the Acquiring Fund;

(d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

(e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include Acquired Fund's tax holding period for those assets;

(f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

(g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

(h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

         Each of the Acquiring Fund and the Acquired Fund agrees to make and provide representations with respect to itself that are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this paragraph 8.7. Notwithstanding anything herein to the contrary, the Acquiring Fund and the Acquired Fund may not waive in any material respect the conditions set forth in this paragraph 8.7.

9.   BROKERAGE FEES AND EXPENSES

     9.1 Each of the Acquiring Fund and the Acquired Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 Each of the Acquiring Fund and the Acquired Fund shall be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTS

     10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 4 hereof or required in connection with paragraph 8.7 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date because of:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund or the Acquired Fund, or their respective trustees, directors or officers, to the other party or its trustees, directors or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval, provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or the Valuation Date.

13.  NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or the Acquired Fund, each at 60 State Street, Boston, Massachusetts 02109, Attention:
Secretary.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 All persons dealing with the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims against the Acquiring Fund as neither the Trustees, officers, agents or shareholders of the Acquiring Fund assume any personal liability for obligations entered into on behalf of the Acquiring Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and its seal to be affixed thereto and attested by its Secretary.

Attest:                                     PIONEER
                                            INTERMEDIATE TAX-FREE FUND


___________________________________         By:________________________________

Attest:                                     PIONEER TAX-FREE INCOME FUND


___________________________________         By:________________________________
silva/op/71976.120/n14_1298/agt_reorg1.wpf

                                    EXHIBIT B

      EXCERPTS FROM EACH FUND'S SEMIANNUAL REPORT, EACH DATED JUNE 30, 1998

PIONEER INTERMEDIATE TAX-FREE FUND
INVESTMENT RETURNS (CLASS A SHARES)

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

AVERAGE ANNUAL TOTAL RETURNS
(AS OF JUNE 30, 1998)
---------------------------------------- ------------------------------------- -------------------------------------

Period                                   Net Asset Value                       Public Offering Price*
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

10 years                                 7.19%                                 6.80%
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

5 Years                                  4.53                                  3.79
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

1 Year                                   6.55                                  2.84
---------------------------------------- ------------------------------------- -------------------------------------

-----------------------

* Reflects deduction of the maximum 3.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

---------------------------------------- ------------------------------------- -------------------------------------

                                         Pioneer Intermediate Tax-Free Fund*   Lehman brothers Municipal Bond Index
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

6/88                                     9,650-10,980                          10,000-11,139
6/90                                     11,575-12,536                         11,898-12,970
6/92                                     13,941-15,447                         14,497-16,231
6/94                                     15,382-16,454                         16,263-17,692
6/96                                     17,120-18,128                         18,864-20,422
6/98                                     19,316                                22,188
---------------------------------------- ------------------------------------- -------------------------------------

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INTERMEDIATE TAX-FREE FUND
INVESTMENT RETURNS (CLASS B SHARES)

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

AVERAGE ANNUAL TOTAL RETURNS
(AS OF JUNE 30, 1998)
---------------------------------------- ------------------------------------- -------------------------------------

Period                                   If Held                               If Redeemed*
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Life-of-Fund (4/29/94)                   4.88%                                 4.88%
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

1 Year                                   5.72                                  2.72
---------------------------------------- ------------------------------------- -------------------------------------

-------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 3% declines over four years.

---------------------------------------- ------------------------------------- -------------------------------------

                                         Pioneer Intermediate Tax-Free Fund*   Lehman Brothers Municipal Bond Index
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

4/94                                     10,000                                10,000
6/94                                     10,038-10,420                         10,028-10,653
6/95                                     10,636-11,980                         10,909-11,543
6/96                                     10,976-11,255                         11,631-12,173
6/97                                     11,537-12,098                         12,592-13,477
6/98                                     12,197                                13,682
---------------------------------------- ------------------------------------- -------------------------------------

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INTERMEDIATE TAX-FREE FUND
INVESTMENT RETURNS (CLASS C SHARES)

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

AVERAGE ANNUAL TOTAL RETURNS
(AS OF JUNE 30, 1998)
---------------------------------------- ------------------------------------- -------------------------------------

Period                                   If Held                               If Redeemed*
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Life-of-Fund (1/31/96)                   3.47%                                 3.47%
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

1 Year                                   5.51                                  5.51
---------------------------------------- ------------------------------------- -------------------------------------

--------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

---------------------------------------- ------------------------------------- -------------------------------------

                                         Pioneer Intermediate Tax-Free Fund*   Lehman Brothers Municipal Bond Index
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

1/96                                     10,000-9,813                          10,000-9,804
6/96                                     9,809-10,037                          9,879-10,338
6/97                                     10,289-10,753                         10,695-11,446
6/98                                     10,857                                11,620
---------------------------------------- ------------------------------------- -------------------------------------

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INTERMEDIATE TAX-FREE FUND
PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

Dear Shareowner,

Pioneer Intermediate Tax-Free Fund closed the first half of its fiscal year on June 30, 1998. During that time, favorable economic conditions in the United States and a "flight to quality" in the U.S. Treasury market pushed taxable bond prices higher and long-term interest rates to historic lows. Even so, an increased supply of municipal bonds combined with weak demand to restrain the performance of munis, especially when compared to taxable bonds.

Kathleen D. McClaskey has managed Pioneer Intermediate Tax-Free Fund for the past 11 years, leading the investment team responsible for the Fund's daily management. In the following discussion, Ms. McClaskey reviews the investment environment and the strategies that affected your Fund's performance and provides her outlook for the second half of 1998.

Q:       HOW DID THE FUND PERFORM?

A: For the six month period ended June 30, the Fund's Class A shares returned 1.69%, Class B 1.29% and Class C 1.15%, all at net asset value. In comparison, the 151 intermediate municipal debt funds followed by Lipper Analytical Services returned 2.05% for the same period. (Returns do not reflect sales charges.) We attribute your Fund's slight lag in performance to its investment standards. Over the past six months, the Fund maintained an emphasis on higher-rated bonds. Other funds in this category often invest in lower-rated bonds, which often provide higher returns since they involve greater risk.

         The Fund's class A shares provided a tax-free 30-day yield of 3.31% on June 30. That translated into an attractive taxable-equivalent yield of 5.49% for an investor in the maximum 39.6% tax bracket.

Q:       DID THE SITUATION IN ASIA AFFECT U.S. INTEREST RATES AND BONDS?

A: The uncertainty of the Asian crisis kept interest rates, and bond prices, within a narrow range for most of the period. It also sparked a "flight to quality." Generally, investors waited for new developments and evidence of the situation's effect on the U.S. economy. When the crisis worsened this spring, investors sought the safety and security of U.S. Treasurys. This demand again pushed up prices of taxable bonds and lowered interest rates.

         Asia's problems held down U.S. interest rates for another reason, too. Many investors were concerned that our strong economy eventually might stimulate inflation and lead the Federal Reserve to raise interest rates. But, because the United States and Asia are active trading partners, slowing Asian economies could lessen U.S. economic growth. That would ease inflationary pressures and reduce the Fed's impetus to change rates.

Q:       WHAT WAS THE ENVIRONMENT LIKE FOR MUNICIPAL BONDS OVER THE PAST SIX
         MONTHS?

A: Basically it was a case of supply and demand. The supply of municipal bonds increased dramatically during the first half of 1998, as many state and local governments took advantage of lower interest rates to refinance existing bonds or to finance new projects. In fact, this period included the largest transaction ever to occur in the tax-exempt market - Long Island Power Authority's $6.5 billion issue. Ironically, all this good news for municipalities didn't help municipal bond investors much, since the flood of supply kept prices from rising. In addition, the continuing economic problems in Asia increased the popularity of U.S. Treasury bonds, particularly among foreign investors. Municipal bond prices rose, but not as fast or far as Treasurys.

         The yield on the benchmark 30-year U.S. Treasury fell from 5.92% on December 31, 1997 to 5.63% on June 30. In comparison, the yield on the Lehman Brothers Municipal Bond Index - a good indicator of the municipal bond market - only fell from 4.70% on December 31 to 4.65% on June 30.

Q:       WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A: We sought to maximize income and total return by maintaining high standards of quality and emphasizing relative value. During the period, lower-quality bonds provided little yield advantage over higher rated bonds. In that scenario, we believed higher-quality bonds represented better relative value.

         As of June 30, 90% of the Fund's holdings were rated AA or above, translating into an average rating of "AA." (Ratings apply to underlying securities, not Fund shares.) The portfolio remained well diversified with 57 holdings spread over 32 states.

         We increased total return potential by maintaining the portfolio's duration - it rose slightly from 6.63 years on December 31 to 6.68 years on June
30. Duration measures a Fund's sensitivity to changes in interest rates. Generally, an investment's price will change 1% for every 1% change in interest rates. Higher durations mean more potential for both price appreciation when interest rates fall and price declines when interest rates rise; shorter durations reduce interest rate sensitivity.

         We implemented this strategy by selling bonds with nearing "call dates" and reinvesting in bonds with 15- to 20-year non-callable maturities. Call provisions set a predetermined date for an issuer to repurchase a bond from its holder. Often, this happens when interest rates decline so that an issuer can refinance the bonds at lower rates. Selling callable bonds improved the Fund's potential for both price appreciation and long-term income generation for several reasons. Bonds with longer maturities offer better potential for price appreciation when interest rates decline, and longer streams of predictable income.

Q:       WHAT IS YOUR OUTLOOK FOR MUNICIPAL BONDS OVER THE NEXT SIX MONTHS?

A: Over the near-term, we expect many of the trends that were positive for municipal bonds during the past six months to continue through the end of 1998. We believe solid economic growth and minimal inflation in the United States can spur ongoing improvement in the financial health of municipalities. After the recent flood of offerings, we think issuers are taking a breather, which should give tax-exempt bond prices a lift. Looking out further, we expect Asia to have a powerful influence on interest rates. If there is a significant spillover into the U.S. economy, interest rates could remain stable or move moderately lower.

PIONEER TAX-FREE INCOME FUND
INVESTMENT RETURNS (CLASS A SHARES)

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

AVERAGE ANNUAL TOTAL RETURNS
(AS OF JUNE 30, 1998)
---------------------------------------- ------------------------------------- -------------------------------------

Period                                   Net Asset Value                       Public Offering Price*
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

10 Years                                 8.19%                                 7.70%
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

5 Years                                  5.81                                  4.83
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

1 Year                                   8.51                                  3.58
---------------------------------------- ------------------------------------- -------------------------------------

-------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

---------------------------------------- ------------------------------------- -------------------------------------

                                         Pioneer Tax-Free Income Fund*         Lehman Brothers Municipal Bond Index
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

6/88                                     9,550-10,853                          10,000-11,139
6/90                                     11,483-12,477                         11,898-12,970
6/92                                     14,076-15,831                         14,497-16,231
6/94                                     15,745-17,009                         16,263-17,692
6/96                                     17,942-19,346                         18,864-20,422
6/98                                     20,991                                22,188
---------------------------------------- ------------------------------------- -------------------------------------

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER TAX-FREE INCOME FUND
INVESTMENT RETURNS (CLASS B SHARES)

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

AVERAGE ANNUAL TOTAL RETURNS
(AS OF JUNE 30, 1998)
---------------------------------------- ------------------------------------- -------------------------------------

Period                                   If Held                               If Redeemed*
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Life-of-Fund (4/28/95)                   6.57%                                 5.74%
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

1 Year                                   7.71                                  3.71
---------------------------------------- ------------------------------------- -------------------------------------

-------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

---------------------------------------- ------------------------------------- -------------------------------------

                                         Pioneer Tax-Free Income Fund*         Lehman Brothers Municipal Bond Index
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

4/95                                     10,000                                10,000
6/95                                     10,155-10,580                         10,229-10,824
6/96                                     10,616-10,994                         10,906-11,414
6/97                                     11,368-12,078                         11,807-12,637
6/98                                     11,944                                12,828
---------------------------------------- ------------------------------------- -------------------------------------

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER TAX-FREE INCOME FUND
INVESTMENT RETURNS (CLASS C SHARES)

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

AVERAGE ANNUAL TOTAL RETURNS
(AS OF JUNE 30, 1998)
---------------------------------------- ------------------------------------- -------------------------------------

Period                                   If Held                               If Redeemed*
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Life-of-Fund(1/31/96)                    5.20%                                 5.20%
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

1 Year                                   7.69                                  7.69
---------------------------------------- ------------------------------------- -------------------------------------

--------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemption made within one year of purchase.

---------------------------------------- ------------------------------------- -------------------------------------

                                         Pioneer Tax-Free Income Fund*         Lehman Brothers Municipal Bond Index
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

1/96                                     10,000-9,766                          10,000-9,804
6/96                                     9,791-10,148                          9,879-10,338
6/97                                     10,493-11,138                         10,695-11,446
6/98                                     11,300                                11,620
---------------------------------------- ------------------------------------- -------------------------------------

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER TAX-FREE INCOME FUND
PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

Dear Shareowner,

Pioneer Tax-Free Income Fund closed the first half of its fiscal year on June 30, 1998. During that time, favorable economic conditions in the United States and a "flight to quality" in the U.S. Treasury market pushed taxable bond prices higher and long-term interest rates to historic lows. Even so, an increased supply of municipal bonds combined with weak demand, hurt the performance of munis, especially when compared to taxable bonds.

Mark L. Winter has managed Pioneer Tax-Free Income Fund for the past 12 years, leading the investment team responsible for the Fund's daily activities. The following discussion with Mr. Winter details the investment environment and the strategies that affected your Fund's performance, and provides his outlook for the second half of 1998.

Q:       HOW DID THE FUND PERFORM IN THE FIRST HALF OF 1998?

A: Pioneer Tax-Free Income Fund delivered competitive returns. For the six months, Class A Shares returned 2.46%, Class B Shares 2.16% and Class C Shares 2.08%, all at net asset value. In comparison, the 246 general municipal debt funds followed by Lipper Analytical Services returned 2.26% for the same period. (Returns do not reflect sales charges.) Lipper Analytical Services is an independent company that tracks fund performance.

         The Fund's Class A Shares also provided a tax-free 30-day yield of 3.84% on June 30. That translated into an attractive taxable-equivalent yield of 6.35% for an investor in the 39.6% maximum federal tax bracket.

Q:       DID THE SITUATION IN ASIA AFFECT U.S. INTEREST RATES AND BONDS?

A: The uncertainty of the Asian crisis kept interest rates, and bond prices, within a narrow range for most of the period. It also sparked a "flight to quality." Generally, investors waited for new developments and evidence of the situation's effect on the U.S. economy. When the crisis worsened this spring, investors sought the safety and security of U.S. Treasuries. This demand again pushed up prices of taxable bonds and lowered interest rates.

         Asia's problems held down U.S. interest rates for another reason, too. Many investors were concerned that our strong economy eventually might stimulate inflation and lead the Federal Reserve to raise interest rates. But, because the United States and Asia are active trading partners, slowing Asian economies could lessen

U.S. economic growth. That would ease inflationary pressures and reduce the Fed's impetus to change rates.

Q:       WHAT WAS THE ENVIRONMENT LIKE FOR MUNICIPAL BONDS OVER THE PAST SIX
         MONTHS?

A: Basically it was a case of supply and demand. The supply of municipal bonds increased dramatically during the first quarter of 1998, as many state and local governments took advantage of lower interest rates to refinance higher-cost bonds or to finance new projects. In fact, this period included the largest transaction ever to occur in the tax-exempt market - Long Island Power Authority's $6.5 billion issue. Ironically, all this good news for municipalities didn't help municipal bond investors much since the flood of supply kept prices from rising. In addition, the continuing economic problems in Asia increased the popularity of U.S. Treasury bonds, particularly among foreign investors. Municipal bond prices rose but not as fast or far as Treasury's.

         The yield on the benchmark 30-year U.S. Treasury fell from 5.92% on December 31, 1997 to 5.63% on June 30. In comparison, the yield on the Lehman Brothers Municipal Bond Index - a good indicator of the municipal bond market - only fell from 4.70% on December 31 to 4.65% on June 30.

Q:       WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A: We emphasized total return and income by adjusting the Fund's sensitivity to interest rate changes. We also maintained the Fund's high standards of quality and focused on attractive relative value. As of June 30, 54% of the Fund's holdings were insured AAA-rated bonds, translating into an average rating of "AA+." (Ratings apply to underlying securities, not Fund shares.) The portfolio remained well diversified with 178 holdings spread over 41 states.

         We increased total return potential by increasing the portfolio's duration from 6.44 years on December 31 to 7.70 years on June 30. Duration measures a Fund's sensitivity to changes in interest rates. Generally, an investment's price will change 1% for every 1% change in interest rates. Higher durations mean more potential for both price appreciation when interest rates fall and price declines when interest rates rise; shorter durations reduce interest rate sensitivity.

         We implemented this strategy by selling bonds with nearing "call dates" and reinvesting in bonds with 15 to 20 year maturities because "call" provisions relate to a predetermined date for an issuer to repurchase a bond from its holder. Often, this happens when interest rates decline so that an issuer can refinance the bonds at lower rates. Selling callable bonds improved the Fund's potential for both price appreciation and long-term income generation for several reasons. Bonds with longer maturities offer better potential for price appreciation when interest rates decline, and longer streams of predictable income.

Q:       WHAT IS YOUR OUTLOOK FOR MUNICIPAL BONDS OVER THE NEXT SIX MONTHS?

A: Over the near-term, we expect many of the trends that were positive for municipal bonds during the past six months to continue through the end of 1998. We believe solid economic growth and minimal inflation in the United States can spur ongoing improvement in the financial health of municipalities. After the recent flood of offerings, we think issuers and taking a breather, which should give tax-exempt bond prices a lift. Looking out further, we expect Asia to have a powerful influence on interest rates. If there is a significant spillover into the U.S. economy, interest rates could remain stable or move moderately lower.


/silva/71976.120/n14 1298/exb.wpf

                          PIONEER TAX-FREE INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 1999

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the related Prospectus (also dated February 1, 1999) which covers Class A, Class B and Class C shares of beneficial interest of Pioneer Tax-Free Income Fund ("Tax-Free Fund") to be issued in exchange for all of the net assets of Pioneer Intermediate Tax-Free Fund ("Intermediate Fund"). Please retain this Statement of Additional Information for further reference.

A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6293 or by written request to Tax-Free Fund at 60 State Street, Boston, Massachusetts 02109.

TABLE OF CONTENTS

Introduction

Additional Information about Intermediate Fund General Information and History
         Investment Objectives and Policies Management of Intermediate Fund Investment Advisory and Other Services Brokerage Allocation and Other Practices Shares of Beneficial Interest Purchase, Redemption and Pricing of
           Intermediate Fund Shares
         Principal Underwriter
         Calculation of Performance Data
         Financial Statements

Additional Information About Tax-Free Fund
         General Information and History
         Investment Objectives and Policies
         Management of Tax-Free Fund
         Control Persons and Principal Holders of Tax-Free Fund Shares Investment Advisory and Other Services
         Brokerage Allocation and Other Practices
         Shares of Beneficial Interest
         Purchase, Redemption and Pricing of
           Tax-Free Fund Shares
         Principal Underwriter and Plans of Distribution
         Calculation of Performance Data
         Financial Statements

EXHIBITS

A - Statement of Additional Information, dated April 30, 1998 as supplemented, of Pioneer Intermediate Tax-Free Fund.

B - Statement of Additional Information, dated April 30, 1998 as supplemented, of Pioneer Tax-Free Income Fund.

C - Audited Financial Statements of Pioneer Intermediate Tax-Free Fund as of
    June 30, 1998 and December 31, 1997.

D - Audited Financial Statements of Pioneer Tax-Free Income Fund as of June 30,
    1998 and December 31, 1997.

E - Pro Forma Combined Financial Statements at December 31, 1997 and for the 12 months then ended of Pioneer Intermediate
    Tax-Free Fund and Pioneer Tax-Free Income Fund.

                                  INTRODUCTION

         This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated February 1, 1999 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to the shareholders of Intermediate Fund in connection with the solicitation by the management of Intermediate Fund of proxies to be voted at the Meeting of Shareholders of Intermediate Fund to be held on March 30, 1999. This Statement of Additional Information includes the statements of additional information each dated April 30, 1998 as supplemented October 30, 1998, of Intermediate Fund and Tax-Free Fund (the "Tax-Free Fund SAI"). The combined SAI is included with this Statement of Additional Information and incorporated herein by reference.

                 ADDITIONAL INFORMATION ABOUT INTERMEDIATE FUND

GENERAL INFORMATION AND HISTORY

         For additional information about Intermediate Fund generally and its history, see "Description of Shares" and "Certain Liabilities" in the Intermediate Fund SAI.

INVESTMENT OBJECTIVES AND POLICIES

         For additional information about Intermediate Fund's investment objective and policies, see "Investment Policies and Restrictions" in the Intermediate Fund SAI.

MANAGEMENT OF INTERMEDIATE FUND

         For additional information about Intermediate Fund's Board of Directors, officers and management personnel, see "Management of the Fund" and "Investment Adviser" in the Intermediate Fund SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

         For additional information about Intermediate Fund's investment adviser, custodian and independent accountants, see "Investment Adviser," "Underwriting Agreement and Distribution Plans," "Shareholder Servicing/Transfer Agent," "Custodian," "Principal Underwriter" and "Independent Public Accountants" in the Intermediate Fund SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         For additional information about Intermediate Fund's brokerage allocation practices, see "Portfolio Transactions" in the Intermediate Fund SAI.

SHARES OF BENEFICIAL INTEREST

         For additional information about the voting rights and other characteristics of Intermediate Fund's shares, see "Description of Shares" in the Intermediate Fund SAI.

PURCHASE, REDEMPTION AND PRICING OF INTERMEDIATE FUND SHARES

         For additional information about the determination of net asset value, see "Determination of Net Asset Value" in the Intermediate Fund SAI.

PRINCIPAL UNDERWRITER

         For additional information about Intermediate Fund's principal underwriter and the distribution contract between the principal underwriter and Intermediate Fund, see "Principal Underwriter" in the Intermediate Fund SAI.

CALCULATION OF PERFORMANCE DATA

         For additional information about the investment performance of Intermediate Fund, see "Investment Results" in the Intermediate Fund SAI.

FINANCIAL STATEMENTS

         Audited financial statements of Intermediate Fund as at June 30, 1998 and December 31, 1997 are attached as Exhibit C.

                   ADDITIONAL INFORMATION ABOUT TAX-FREE FUND

GENERAL INFORMATION AND HISTORY

         For additional information about Tax-Free Fund generally and its history, see "Description of Shares" in the Tax-Free Fund SAI.

INVESTMENT OBJECTIVE AND POLICIES

         For additional information about Tax-Free Fund's investment objective, policies and restrictions see "Investment Objective and Policies" and "Investment Restrictions" in the Tax-Free Fund SAI.

MANAGEMENT OF TAX-FREE FUND

         For additional information about the Trustees, officers and management personnel of the Fund, see "Management of the Fund" and "Investment Adviser" in the Tax-Free Fund SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF TAX-FREE FUND SHARES

         For additional information about control persons of Tax-Free Fund and principal holders of shares of Tax-Free Fund see "Management of the Fund" in the Tax-Free Fund SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

         For additional information about Tax-Free Fund's investment adviser, custodian and independent accountants, see "Investment Adviser," "Underwriting Agreement and Distribution Plans," "Shareholder Servicing/Transfer Agent," "Custodian," "Principal Underwriter" and "Independent Public Accountants" in the Tax-Free Fund SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         For additional information about Tax-Free Fund's brokerage allocation practices, see "Portfolio Transactions" in the Tax-Free Fund SAI.

SHARES OF BENEFICIAL INTEREST

         For additional information about the voting rights and other characteristics of shares of beneficial interest of Tax-Free Fund, see "Description of Shares" in the Tax-Free Fund SAI.

PURCHASE, REDEMPTION AND PRICING OF TAX-FREE FUND SHARES

         For additional information about the determination of net asset value, see "Determination of Net Asset Value" in the Tax-Free Fund SAI.

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION

         For additional information about Tax-Free Fund's principal underwriter and distribution plans, see "Principal Underwriter" and "Underwriting Agreement and Distribution Plans" in the Tax-Free Fund SAI.

CALCULATION OF PERFORMANCE DATA

         For additional information about the investment performance of Tax-Free Fund, see "Investment Results" in the Tax-Free Fund SAI.

FINANCIAL STATEMENTS

         Audited financial statements of Tax-Free Fund as at June 30, 1998 and December 31, 1997 are attached as Exhibit D. Pro Forma Combined Financial Statement at December 31, 1997 and for the 12 months then ended for Tax-Free Fund as though a reorganization had occurred on January 1, 1997 are attached as Exhibit E.

E X H I B I T   A

                                                                October 30, 1998

            SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR

FUND                                                   DATED
Pioneer World Equity Fund                              July 29, 1998
Pioneer II                                             January 28, 1998
Pioneer Mid-Cap Fund                                   January 28, 1998
Pioneer Europe Fund                                    February 27, 1998 (as revised July 2, 1998)
Pioneer Indo-Asia Fund                                 October 1, 1998
Pioneer Capital Growth Fund                            July 2, 1998
Pioneer Equity-Income Fund                             July 2, 1998
Pioneer Gold Shares                                    July 1, 1998
Pioneer Small Company Fund                             February 27, 1998
Pioneer Short-Term Income Trust                        March 30, 1998 (as revised April 9, 1998)
Pioneer Emerging Markets Fund                          March 30, 1998 (as revised April 9, 1998)
Pioneer International Growth Fund                      March 30, 1998
Pioneer Micro-Cap Fund                                 March 30, 1998
Pioneer Fund                                           April 30, 1998 (as revised May 8, 1998)
Pioneer Intermediate Tax-Free Fund                     April 30, 1998
Pioneer Cash Reserves Fund                             April 30, 1998
Pioneer America Income Trust                           April 30, 1998
Pioneer Real Estate Shares                             April 9, 1998
Pioneer Growth Shares                                  April 30, 1998 (as revised September 9, 1998)
Pioneer Balanced Fund                                  April 30, 1998
Pioneer Tax-Free Income Fund                           April 30, 1998
(each, a "Fund" and collectively, the "Funds")


A. Effective November 2, 1998, Pioneering Management Corporation ("PMC") will change its name to Pioneer Investment Management, Inc. Wherever "Pioneering Management Corporation" or "PMC" appears it is replaced by "Pioneer Investment Management, Inc." or "Pioneer Investments," respectively.

B. The following is appended to the description of the Fund's Class B Plan:

The Class B Plan and underwriting agreement have been amended effective September 30, 1998 to permit Pioneer Funds Distributor, Inc. ("PFD") to sell its right to receive distribution fees under the Plan and CDSC's to third parties. PFD enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the Fund has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares (a) issued prior to the date of any termination or modification or (b) attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification or (c) issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification except:

         (i) to the extent required by a change in the Investment Company Act of 1940 (the "1940 Act"), the rules or regulations under the 1940 Act, the Conduct Rules of the National Association of

         Securities Dealers, Inc. (the "NASD") or an order of any court or governmental agency, in each case enacted, issued or promulgated after September 30, 1998;

         (ii) in connection with a Complete Termination (as defined in the Plan); or

         (iii) on a basis, determined by the Board of Trustees acting in good faith, so long as from and after the effective date of such modification or termination: neither the Fund, the adviser nor certain affiliates pay, directly or indirectly, a fee to any person for the provision of personal and account maintenance services (as such terms are used in the Conduct Rules of the NASD) to the holders of Class B shares of the Fund and the termination or modification of the distribution fee applies with equal effect to all Class B shares outstanding from time to time.

The Class B Plan also provides that PFD shall be deemed to have performed all services required to be performed in order to be entitled to receive the distribution fee, if any, payable with respect to Class B shares sold through PFD upon the settlement date of the sale of such Class B shares or in the case of Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter or issued as a dividend or distribution upon Class B shares, on the settlement date of the first sale on a commission basis of a Class B share from which such Class B share was derived.

In the amendments to the underwriting agreement, the Fund agreed that subsequent to the issuance of a Class B share, it would not take any action to waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B shares, except (i) as provided in the Fund's Prospectus or Statement of Additional Information in effect on September 30, 1998, or (ii) as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency enacted, issued or promulgated after September 30, 1998.

C. The following is a list of the holders of 5% or more of any class of a Fund's outstanding shares as of September 30, 1998:

                                                                              SHARE     NUMBER OF SHARES       % OF
NAME OF FUND                   RECORD HOLDER                                  CLASS                           CLASS
Pioneer America Income Trust   Contra Costa Federal Credit Union                 A               691,406       5.53
                               1111 Pine Street
                               Martinez, CA 94553-1702

                               MLPF&S for the Sole Benefit of its Customers      B               248,354      12.96
                               Mutual Fund Administration                        C                71,143       5.75
                               4800 Deer Lake Drive East, 2nd Floor
                               Jacksonville, FL 32246-6484

Pioneer Balanced Fund          MLPF&S for the Sole Benefit of its Customers      C                51,982      13.95
                               Mutual Fund Administration
                               4800 Deer Lake Drive East, 2nd Floor
                               Jacksonville, FL 32246-6484


                                       2




                                                                              SHARE     NUMBER OF SHARES       % OF
NAME OF FUND                   RECORD HOLDER                                  CLASS                           CLASS
                                                                                                  31,983
                               City of Lawrence, MA                              C                             8.58
                               Trust Funds
                               200 Common Street
                               Lawrence, MA 01840-1517

Pioneer Capital Growth Fund    MLPF&S for the Sole Benefit of its Customers      B             5,410,006      17.08
                               Mutual Fund Administration                        C             1,204,991      43.55
                               4800 Deer Lake Drive East, 2nd Floor
                               Jacksonville, FL 32246-6484

                               U.S. Trust Co. of the Pacific NW,                 Y               110,816      52.98
                               Trustee
                               Pioneer Savings & Investment Plan
                               U.S. Trust Co. of the Pacific Northwest
                               4380 SW MacAdam Avenue, Suite 450
                               Portland, OR 97201-6407

                               U.S. Trust Co. of the Pacific NW,                 Y                96,475      46.12
                               Trustee
                               Pioneer Retirement Benefit Plan
                               U.S. Trust Co. of the Pacific Northwest
                               4380 SW MacAdam Avenue, Suite 450
                               Portland, OR 97201-6407

Pioneer Emerging Markets Fund  MLPF&S for the Sole Benefit of its Customers      A             3,510,818      37.08
                               Mutual Fund Administration                        B             1,107,816      24.96
                               4800 Deer Lake Drive East, 2nd Floor              C               486,264      45.93
                               Jacksonville, FL 32246-6484

                               U.S. Trust Co. of the Pacific NW,                 Y                66,572      49.91
                               Trustee
                               Pioneer Retirement Benefit Plan
                               U.S. Trust Co. of the Pacific Northwest
                               4380 SW MacAdam Avenue, Suite 450
                               Portland, OR 97201-6407

                               U.S. Trust Co. of the Pacific NW,                 Y                66,300      49.71
                               Trustee
                               Pioneer Savings & Investment Plan
                               U.S. Trust Co. of the Pacific Northwest
                               4380 SW MacAdam Avenue, Suite 450
                               Portland, OR 97201-6407

Pioneer Equity-Income Fund     MLPF&S for the Sole Benefit of its Customers      B               626,486       6.23
                               Mutual Fund Administration                        C               125,467      13.86
                               4800 Deer Lake Drive East, 2nd Floor
                               Jacksonville, FL 32246-6484


                                       3




                                                                               SHARE     NUMBER OF SHARES       % OF
NAME OF FUND                    RECORD HOLDER                                  CLASS                           CLASS
                                                                                                   52,930
                                U.S. Trust Co. of the Pacific NW,                 Y                            52.41
                                Trustee
                                Pioneer Retirement Benefit Plan
                                U.S. Trust Co. of the Pacific Northwest
                                4380 SW MacAdam Avenue, Suite 450
                                Portland, OR 97201-6407

                                U.S. Trust Co. of the Pacific NW,                 Y                43,326      42.90
                                Trustee
                                Pioneer Savings & Investment Plan
                                U.S. Trust Co. of the Pacific Northwest
                                4380 SW MacAdam Avenue, Suite 450
                                Portland, OR 97201-6407

                                MLPF&S for the Sole Benefit of its Customers      A             2,019,493      19.24
                                Mutual Fund Administration                        B               507,740      11.29
                                4800 Deer Lake Drive East, 2nd Floor              C               327,061      33.19
                                Jacksonville, FL 32246-6484

                                Wendel & Co.                                      Y               163,317      63.37
                                One Wall Street
                                New York, NY 10005-2500

                                U.S. Trust Co. of the Pacific NW,                 Y                46,437      18.01
                                Trustee
                                Pioneer Savings & Investment Plan
                                U.S. Trust Co. of the Pacific Northwest
                                4380 SW MacAdam Avenue, Suite 450
                                Portland, OR 97201-6407

                                U.S. Trust Co. of the Pacific NW,                 Y                45,585      17.68
                                Trustee
                                Pioneer Retirement Benefit Plan
                                U.S. Trust Co. of the Pacific Northwest
                                4380 SW MacAdam Avenue, Suite 450
                                Portland, OR 97201-6407

                                MLPF&S for the Sole Benefit of its Customers      B               332,915       7.12
                                Mutual Fund Administration                        C               222,485      29.30
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484

                                Donaldson Lufkin Jenrette                         B                91,070       6.71
                                Securities Corporation Inc.
                                P.O. Box 2052
                                Jersey City, NJ 07303-9998


                                       4




                                                                               SHARE     NUMBER OF SHARES       % OF
NAME OF FUND                    RECORD HOLDER                                  CLASS                           CLASS
                                                                                                   80,668
                                MLPF&S for the Sole Benefit of its Customers      C                            14.67
                                Mutual Fund Administration
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484

Pioneer Growth Shares           Tommie D. Thompson                                A             3,366,071       6.20
                                Trustee for Mutual of Omaha 401K
                                Long-Term Savings Plan
                                Mutual of Omaha Plaza
                                Omaha, NE 68175-0001

                                MLPF&S for the Sole Benefit of its Customers      B             3,566,834      13.40
                                Mutual Fund Administration                        C             2,012,575      30.52
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484

                                U.S. Trust Co. of the Pacific NW,                 Y               129,463      57.73
                                Trustee
                                Pioneer Retirement Benefit Plan
                                U.S. Trust Co. of the Pacific Northwest
                                4380 SW MacAdam Avenue, Suite 450
                                Portland, OR 97201-6407

                                U.S. Trust Co. of the Pacific NW,                 Y                92,807      41.38
                                Trustee
                                Pioneer Savings & Investment Plan
                                U.S. Trust Co. of the Pacific Northwest
                                4380 SW MacAdam Avenue, Suite 450
                                Portland, OR 97201-6407

Pioneer Indo-Asia Fund          MLPF&S for the Sole Benefit of its Customers      A                50,630       5.93
                                Mutual Fund Administration                        B               289,682      34.77
                                4800 Deer Lake Drive East, 2nd Floor              C                 6,644      10.16
                                Jacksonville, FL 32246-6484

                                Pioneer Funds Distributor, Inc.                   C                12,887      19.72
                                60 State Street
                                Boston, MA 02109-1800

                                Ranbir S. Sodhi & Santosh Sodhi Jt Ten            C                 5,061       7.74
                                Box 36
                                St. Johnsville, NY 13452-0036

                                BHC Securities, Inc.                              C                 4,622       7.07
                                One Commerce Square
                                2005 Market Street, Suite 1200
                                Philadelphia, PA 19103-7042


                                       5





                                                                               SHARE     NUMBER OF SHARES       % OF
NAME OF FUND                    RECORD HOLDER                                  CLASS                           CLASS
                                                                                                   90,431
Pioneer Intermediate Tax-Free   MLPF&S for the Sole Benefit of its Customers      B                10,743      29.45
Fund                            Mutual Fund Administration                        C                            32.03
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484

                                Pioneer Funds Distributor, Inc.                   C                10,552      31.46
                                60 State Street
                                Boston, MA 02109-1800

                                Alice M. Latella and                              C                 4,920      14.67
                                Philip A. Latella Jt Ten
                                1009 Beckwith Place
                                Utica, NY 13501-5317

Pioneer International Growth    MLPF&S for the Sole Benefit of its Customers      B               511,856      13.96
Fund                            Mutual Fund Administration                        C               129,089      26.32
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484

                                Prudential Securities Inc.                        C                62,389      12.72
                                For benefit of Mark J. Schneider
                                SEP DTD 01/01/93
                                345 Cedar Avenue
                                Highland Park, IL 60035-4139

                                James Schneider and Phyllis Schneider             C                37,763       7.69
                                Trustees of the James Schneider
                                Family Trust DTD 03/04/83
                                2265 Cedar Court
                                Northbook, IL 60062-6927

Pioneer Micro-Cap Fund          MLPF&S for the Sole Benefit of its Customers      A               197,734       6.72
                                Mutual Fund Administration                        B               766,088      17.66
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484

                                Donaldson Lufkin Jenrette                         A               154,552       5.25
                                Securities Corporation Inc.
                                P.O. Box 2052
                                Jersey City, NJ 07303-2052

Pioneer Mid-Cap Fund            MLPF&S for the Sole Benefit of its Customers      B                35,071       9.46
                                Mutual Fund Administration                        C                 9,157       8.81
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484


                                       6




                                                                               SHARE     NUMBER OF SHARES       % OF
NAME OF FUND                    RECORD HOLDER                                  CLASS                           CLASS
                                                                                                   16,934
                                J.C. Bradford & Co., Custodian                    C                            16.29
                                For benefit of DCIP Limited Partners II
                                330 Commerce Street
                                Nashville, TN 37201-1805

                                PGI Rollover IRA                                  C                11,554      11.11
                                Custodian for Kyung Ja Lee
                                106 Samsung Seacho Villa
                                1641-10 Seacho Dong
                                Seacho KS, Seoul 137-071
                                Korea

                                PGI Rollover IRA                                  C                11,554      11.11
                                Custodian for Won R. Lee
                                106 Samsung Seacho Villa
                                1641-10 Seacho Dong
                                Seacho KS, Seoul 137-071
                                Korea

Pioneer Real Estate Shares      MLPF&S for the Sole Benefit of its Customers      B             1,141,664      25.38
                                Mutual Fund Administration                        C               286,329      26.44
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-648

                                U.S. Trust Co. of the Pacific NW,                 Y                64,890      57.42
                                Trustee
                                Pioneer Retirement Benefit Plan
                                U.S. Trust Co. of the Pacific Northwest
                                4380 SW MacAdam Avenue, Suite 450
                                Portland, OR 97201-6407

                                U.S. Trust Co. of the Pacific NW,                 Y                31,126      27.54
                                Trustee
                                Pioneer Savings & Investment Plan
                                U.S. Trust Co. of the Pacific Northwest
                                4380 SW MacAdam Avenue, Suite 450
                                Portland, OR 97201-6407

                                The Pioneer Group, Inc. (Serp)                    Y                16,981      15.02
                                Howard Johnson & Co.
                                15 Exchange Place, Suite 400
                                Jersey City, NJ 07302-3912

Pioneer Short-Term Income       U.S. Trust Co. of the Pacific NW,                 Y                55,842      55.16
Trust                           Trustee
                                Pioneer Savings & Investment Plan
                                U.S. Trust Co. of the Pacific Northwest
                                4380 SW MacAdam Avenue, Suite 450
                                Portland, OR 97201-6407


                                       7




                                                                               SHARE     NUMBER OF SHARES       % OF
NAME OF FUND                    RECORD HOLDER                                  CLASS                           CLASS
                                                                                                   45,381
                                U.S. Trust Co. of the Pacific NW,                 Y                            44.83
                                Trustee
                                Pioneer Retirement Benefit Plan
                                U.S. Trust Co. of the Pacific Northwest
                                4380 SW MacAdam Avenue, Suite 450
                                Portland, OR 97201-6407

                                MLPF&S for the Sole Benefit of its Customers      B               494,948      20.20
                                Mutual Fund Administration
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-648

Pioneer Small Company Fund      MLPF&S for the Sole Benefit of its Customers      A               807,819       5.25
                                Mutual Fund Administration                        B             2,285,699      13.41
                                4800 Deer Lake Drive East, 2nd Floor              C               274,808      24.51
                                Jacksonville, FL 32246-648

Pioneer Tax-Free Income Fund    MLPF&S for the Sole Benefit of its Customers      B                84,959      11.73
                                Mutual Fund Administration                        C                48,855      19.93
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484

                                Salomon Smith Barney Inc.                         C                90,343      36.86
                                388 Greenwich Street
                                New York, NY 10013-2375

                                Raffaella R. Buonocore Trustee of the             C                14,139       5.76
                                Raffaella R. Buonocore Living
                                Trust Dated 04/25/97
                                1720 Walnut Street
                                Chester, PA 19013-5725

Pioneer II                      MLPF&S for the Sole Benefit of its Customers      C                32,679      17.47
                                Mutual Fund Administration
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484

Pioneer World Equity Fund       Deutsche Morgan Grenfell                          A               105,791       7.12
                                C/F Frankfurt Reinvest Account
                                1251 Avenue of the Americas
                                New York, NY 10020-1104

                                MLPF&S for the Sole Benefit of its Customers      A                79,696       5.37
                                Mutual Fund Administration                        B                43,850       6.37
                                4800 Deer Lake Drive East, 2nd Floor              C                13,450      14.60
                                Jacksonville, FL 32246-6484

D. The following performance information replaces the existing performance information under "Investment Results" in the applicable Fund's Statement of Additional Information.

INVESTMENT RESULTS

7-DAY YIELDS -
CASH RESERVES FUND

                            PERIOD ENDED 6/30/98    PERIOD ENDED 6/30/98
CLASS OF SHARES             YIELD (%)               EFFECTIVE YIELD (%)
Class A Shares              4.82                    4.93
Class B Shares              3.88                    3.96
Class C Shares              4.00                    4.08

30-DAY YIELDS -
SHORT-TERM INCOME TRUST

                                                    PERIOD ENDED 5/31/98
                            PERIOD ENDED 5/31/98    YIELD (%)
CLASS OF SHARES             YIELD (%)               (ABSENT EXPENSE LIMITATIONS)
Class A Shares              4.71                    4.38
Class B Shares              3.89                    3.63
Class Y Shares              5.24                    5.20

30-DAY YIELDS - AMERICA
INCOME TRUST AND INTERMEDIATE
TAX-FREE FUND


FUND/CLASS OF SHARES                                PERIOD ENDED 6/30/98
PIONEER AMERICA INCOME      PERIOD ENDED 6/30/98    YIELD (%)
TRUST                       YIELD (%)               (ABSENT EXPENSE LIMITATIONS)
Class A Shares              5.25                    5.05
Class B Shares              4.77                    4.59
Class C Shares              4.82                    4.64

PIONEER INTERMEDIATE
TAX-FREE FUND
Class A Shares              3.31                    3.30
Class B Shares              2.71                    2.61
Class C Shares              2.30                    2.49

30-DAY YIELDS - REAL
ESTATE SHARES, BALANCED
FUND AND TAX-FREE INCOME FUND

FUND/CLASS OF SHARES        PERIOD ENDED 6/30/98
PIONEER REAL ESTATE SHARES  YIELD (%)
Class A Shares              2.97
Class B Shares              2.48
Class C Shares              2.48
Class Y Shares              3.91

PIONEER BALANCED FUND
Class A Shares              2.33
Class B Shares              1.78
Class C Shares              1.95

PIONEER TAX-FREE
INCOME FUND
Class A Shares              3.84
Class B Shares              3.29
Class C Shares              3.34

TAX-EQUIVALENT YIELDS
(39.6% FEDERAL INCOME TAX
BRACKET) - INTERMEDIATE
TAX-FREE FUND AND TAX-FREE
INCOME FUND

FUND/CLASS OF SHARES                                PERIOD ENDED 6/30/98
PIONEER INTERMEDIATE        PERIOD ENDED 6/30/98    YIELD (%)
TAX-FREE FUND               YIELD (%)               (ABSENT EXPENSE LIMITATIONS)
Class A Shares              5.49                    5.46
Class B Shares              4.48                    4.32
Class C Shares              3.81                    4.12

PIONEER TAX-FREE
INCOME FUND
Class A Shares              6.35                    N/A
Class B Shares              5.45                    N/A
Class C Shares              5.53                    N/A

AVERAGE ANNUAL TOTAL RETURNS

                                                            AVERAGE ANNUAL TOTAL RETURN (%)
                                                                     JUNE 30, 1998
                                                                                SINCE         INCEPTION
FUND/CLASS OF SHARES                  ONE YEAR      FIVE YEARS    TEN YEARS     INCEPTION     DATE
PIONEER FUND
Class A Shares                        24.28         19.36         14.99         13.34         2/13/28
Class B Shares                        26.69         N/A           N/A           30.08         7/1/96
Class C Shares                        30.68         N/A           N/A           30.91         7/1/96

PIONEER INTERMEDIATE
TAX-FREE FUND
Class A Shares                        2.84          3.79          6.80          5.95          10/22/86
Class B Shares                        2.72          N/A           N/A           4.88          4/29/94
Class C Shares                        5.51          N/A           N/A           3.47          1/31/96

PIONEER AMERICA INCOME
TRUST
Class A Shares                        4.22          4.52          7.10          7.16          6/1/88
Class B Shares                        4.31          N/A           N/A           5.86          4/29/94
Class C Shares                        8.32          N/A           N/A           4.79          1/31/96

PIONEER REAL ESTATE SHARES
Class A Shares                        0.20          N/A           N/A           9.92          10/25/93
Class B Shares                        1.58          N/A           N/A           17.15         1/31/96
Class C Shares                        5.59          N/A           N/A           18.13         1/31/96
Class Y Shares                        N/A           N/A           N/A           -5.57         4/9/98

PIONEER GROWTH SHARES
Class A Shares                        32.82         23.61         19.92         10.59         5/17/68
Class B Shares                        35.73         N/A           N/A           34.92         4/28/95
Class C Shares                        39.84         N/A           N/A           39.27         1/31/96
Class Y Shares                        N/A           N/A           N/A           2.69          4/30/98

PIONEER BALANCED FUND
Class A Shares                        7.60          8.71          9.93          8.81          5/17/68
Class B Shares                        7.80          N/A           N/A           12.06         4/28/95
Class C Shares                        11.95         N/A           N/A           11.00         1/31/96

PIONEER TAX-FREE INCOME
FUND
Class A Shares                        3.58          4.83          7.70          6.60          1/18/77
Class B Shares                        3.71          N/A           N/A           5.74          4/28/95
Class C Shares                        7.69          N/A           N/A           5.20          1/31/96


                                                            AVERAGE ANNUAL TOTAL RETURN (%)
                                                                      MAY 31, 1998
                                                                                SINCE         INCEPTION
FUND/CLASS OF SHARES                  ONE YEAR      FIVE YEARS    TEN YEARS     INCEPTION     DATE
PIONEER SHORT-TERM
INCOME TRUST
Class A Shares                        3.43          4.59          N/A           4.79          8/10/92
Class B Shares                        3.09          N/A           N/A           4.74          4/4/94
Class Y Shares                        N/A           N/A           N/A           0.53          4/9/98

PIONEER EMERGING
MARKETS FUND
Class A Shares                        -14.09        N/A           N/A           3.45          6/23/94
Class B Shares                        -12.80        N/A           N/A           3.59          6/23/94
Class C Shares                        -9.47         N/A           N/A           4.16          1/31/96
Class Y Shares                        N/A           N/A           N/A           -12.34        4/9/98

PIONEER INTERNATIONAL
GROWTH FUND
Class A Shares                        0.17          12.93         N/A           14.09         3/25/93
Class B Shares                        2.06          N/A           N/A           7.27          4/4/94
Class C Shares                        5.57          N/A           N/A           8.38          1/31/96

PIONEER MICRO-CAP FUND
Class A Shares                        5.47          N/A           N/A           8.32          2/28/97
Class B Shares                        7.07          N/A           N/A           9.75          2/28/97

                                                            AVERAGE ANNUAL TOTAL RETURN (%)
                                                                     APRIL 30, 1998
                                                                                SINCE         INCEPTION
FUND/CLASS OF SHARES                  ONE YEAR      FIVE YEARS    TEN YEARS     INCEPTION     DATE
PIONEER EUROPE FUND
Class A Shares                        42.54         22.63         N/A           16.94         4/2/91
Class B Shares                        46.07         N/A           N/A           24.66         4/4/94
Class C Shares                        50.29         N/A           N/A           33.31         1/31/96
Class Y Shares                        N/A           N/A           N/A           N/A           7/2/98

PIONEER INDO-ASIA FUND
Class A Shares                        -10.29        N/A           N/A           -13.20        6/23/94
Class B Shares                        -9.03         N/A           N/A           -13.20        6/23/94
Class C Shares                        -5.26         N/A           N/A           -5.94         1/31/96

PIONEER CAPITAL GROWTH FUND
Class A Shares                        24.06         18.35         N/A           17.64         7/25/90
Class B Shares                        26.73         N/A           N/A           19.91         4/4/94
Class C Shares                        30.67         N/A           N/A           17.71         1/31/96
Class Y Shares                        N/A           N/A           N/A           N/A           7/2/98

                                                            AVERAGE ANNUAL TOTAL RETURN (%)
                                                                     APRIL 30, 1998
                                                                                SINCE         INCEPTION
FUND/CLASS OF SHARES                  ONE YEAR      FIVE YEARS    TEN YEARS     INCEPTION     DATE
PIONEER EQUITY-INCOME FUND
Class A Shares                        31.94         16.54         N/A           16.66         7/25/90
Class B Shares                        34.89         N/A           N/A           21.12         4/4/94
Class C Shares                        38.88         N/A           N/A           23.49         1/31/96
Class Y Shares                        N/A           N/A           N/A           N/A           7/2/98

PIONEER GOLD SHARES
Class A Shares                        -19.88        -3.69         N/A           -2.74         7/25/90
Class B Shares                        -19.05        N/A           N/A           -8.98         4/4/94
Class C Shares                        -15.67        N/A           N/A           -18.80        1/31/96

PIONEER SMALL COMPANY FUND
Class A Shares                        28.49         N/A           N/A           22.98         11/2/95
Class B Shares                        31.32         N/A           N/A           24.18         11/2/95
Class C Shares                        35.40         N/A           N/A           22.65         1/31/96


                                                            AVERAGE ANNUAL TOTAL RETURN (%)
                                                                     MARCH 31, 1998
                                                                                SINCE         INCEPTION
FUND/CLASS OF SHARES                  ONE YEAR      FIVE YEARS    TEN YEARS     INCEPTION     DATE
PIONEER II
Class A Shares                        28.19         17.10         14.35         15.23         9/30/69
Class B Shares                        30.65         N/A           N/A           25.96         7/1/96
Class C Shares                        34.61         N/A           N/A           27.79         7/1/96

PIONEER MID-CAP FUND
Class A Shares                        34.78         10.92         12.99         13.40         11/19/82
Class B Shares                        37.12         N/A           N/A           17.02         2/1/96
Class C Shares                        42.65         N/A           N/A           18.90         2/1/96


         E. The financial statements and report of independent public accountants thereon for the period set forth below are also incorporated by reference into the relevant Statement of Additional Information from the Fund's semiannual report:

NAME OF FUND                                    ACCESSION NUMBER                  PERIOD ENDING
Pioneer II                                      0000078758-98-000005              March 31, 1998
Pioneer Mid-Cap Fund                            0000706155-98-000002              March 31, 1998
Pioneer Small Company Fund                      0000949275-98-000006              April 30, 1998
Pioneer Short-Term Income Trust                 0000887228-98-000007              May 31, 1998
Pioneer Emerging Markets Fund                   0000921023-98-000009              May 31, 1998
Pioneer International Growth Fund               0000893660-98-000011              May 31, 1998
Pioneer Micro-Cap Fund                          0001025187-98-000009              May 31, 1998
Pioneer Fund                                    0000078713-98-000009              June 30, 1998
Pioneer Intermediate Tax Free Fund              0000798172-98-000008              June 30, 1998
Pioneer Cash Reserves Fund                      0000812195-98-000012              June 30, 1998
Pioneer America Income Trust                    0000831120-98-000013              June 30, 1998
Pioneer Real Estate Shares                      0000908996-98-000013              June 30, 19/98
Pioneer Balanced Fund                           0000069405-98-000010              June 30, 1998
Pioneer Tax-Free Income Fund                    0000202679-98-000010              June 30, 1998


g:\edgar\sai\current\stickers\1098sup.doc

E X H I B I T   A



                       PIONEER INTERMEDIATE TAX-FREE FUND
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                       Class A, Class B and Class C Shares


                                 APRIL 30, 1998

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus, dated April 30, 1998, of Pioneer Intermediate Tax-Free Fund (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to this Statement of Additional Information and is hereby incorporated in this Statement of Additional Information by reference. Prior to January 3, 1994, the Fund was known as Pioneer Municipal Bond Fund.

                                TABLE OF CONTENTS


                                                                         Page

1.   Investment Policies and Restrictions...................................  2
2.   Management of the Fund.................................................  4
3.   Investment Adviser.....................................................  8
4    Underwriting Agreement and Distribution Plans..........................  9

5.   Shareholder Servicing/Transfer Agent................................... 11
6.   Custodian.............................................................. 12

7.   Principal Underwriter.................................................. 12
8.   Independent Public Accountants......................................... 13
9.   Portfolio Transactions................................................. 13
10.  Tax Status............................................................. 14
11.  Description of Shares.................................................. 17
12.  Certain Liabilities.................................................... 17
13.  Determination of Net Asset Value....................................... 18
14.  Systematic Withdrawal Plan............................................. 18
15.  Letter of Intent....................................................... 19
16.  Investment Results..................................................... 19
17.  Financial Statements................................................... 23
     Appendix A - Description of Municipal Bonds and
     Bond Ratings........................................................... 24
     Appendix B - Description of Certain Other Investments.................. 27

     Appendix C - Performance and Statistics................................ 28
     Appendix D - Other Pioneer Information................................. 41


                            -------------------------

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
       AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF
               PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.   INVESTMENT POLICIES AND RESTRICTIONS


     The Prospectus identifies the investment objective and the principal investment policies of the Fund. Additional investment policies and a further description of some of the policies described in the Prospectus appear below. This Statement of Additional Information should be read in conjunction with the Prospectus. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus.

PORTFOLIO MANAGEMENT

     The Fund intends to manage its portfolio fully by buying and selling securities, as well as holding securities to maturity. In managing its portfolio the Fund seeks to take advantage of market developments and yield disparities, which may include use of the following strategies:

              (1) shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

              (2) lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

              (3) selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

              (4) changing from one debt security to an essentially similar debt security when their respective yields appear distorted due to market factors.

     The Fund engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving its investment objective.

INVESTMENT RESTRICTIONS


     FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As used in the Prospectus and this Statement of Additional Information, such approval means the approval of the lesser of (i) the holders of 67% or more of the Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) the holders of more than 50% of the Fund's outstanding shares.

     The Fund may not:

              (1) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount not exceeding 10% of its gross assets, or pledge, mortgage or hypothecate an amount of its assets taken at market value which would exceed 15% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement;

              (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

              (3) Purchase or sell real estate (including limited partnership interests, but excluding Municipal Bonds secured by real estate or interests therein), interests in oil, gas or mineral leases or exploration or development programs, commodities or commodity contracts (except contracts for the future acquisition or delivery of fixed-income securities) in the ordinary course of its business;


              (4) Make loans to other persons except through the use of repurchase agreements. The purchase of debt securities by the Fund pursuant to its investment objective and other investment policies shall not be considered loans for purposes of this restriction. Not more than 10% of its total assets will be invested in repurchase agreements maturing in more than seven days;

              (5) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets taken at market value to be invested in the securities of such issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; or

              (6) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

              The Fund will not purchase securities while any borrowings are outstanding.

              Although the Fund may invest more than 25% of its assets in industrial development revenue bonds, the Fund will not purchase a security if, as a result, more than 25% of the Fund's assets would be in industrial revenue bonds where payment of principal and interest is the ultimate responsibility of issuers in the same industry.

              NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following restrictions have been designated as non-fundamental and may be changed by a vote of the Fund's Board of Trustees without approval of shareholders.

              The Fund may not:


     (a) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; or

     (b) Invest in any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the total assets of the Fund, taken at market value, would be invested in such securities.

     In addition, in connection with the offering of its shares in certain jurisdictions, the Fund has agreed to adopt certain additional investment restrictions which are not fundamental and may be changed by a vote of the Fund's Board of Trustees. The Fund has agreed (1) that (i) short sales at any one time shall not exceed 25% of the net equity of the Fund and (ii) the value of any one issuer in which the Fund is short may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any issuer; and (2) not to pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated plus the percentage of the sales charge on its shares would exceed 10%. In addition, short sales may only be made in securities fully listed on a national stock exchange.

PERCENTAGE RESTRICTIONS

     If a percentage restriction on investment or utilization of assets set forth above or in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the Fund's portfolio securities will not be considered a violation of a policy.


     The Fund has adopted the following operating policies which are not fundamental and which may be changed without shareholder approval. The Fund may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed upon price on an agreed upon date) with broker-dealers and member banks of the Federal Reserve System and only if collateralized by U.S. government securities. If the vendor of a repurchase agreement fails to pay the sum agreed to on the agreed upon delivery date, the Fund would have the right to sell the U.S. government securities, but might incur a loss in so doing and in certain cases may not be permitted to sell the U.S. government securities. As noted in Non-fundamental Investment Restriction
(b), the Fund may not invest more than 15% of its assets in illiquid securities including repurchase agreements maturing in more than seven days. The Fund does not anticipate investing more than 5% of its total assets in repurchase agreements maturing in more than seven days in the foreseeable future.

     For the purposes of the Fund's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of, and interest on, the security.

2.   MANAGEMENT OF THE FUND


     The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE,
DOB: JUNE 1926

     President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"), Pioneer Real Estate Advisors, Inc., Pioneer Forest, Inc., Pioneer Explorer, Inc., Pioneer Management (Ireland) Ltd. ("PMIL") and Closed Joint Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Investment Fund Joint Stock Company, S.A. and Pioneer Czech Investment Company, A.S.; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Partner, Hale and Dorr LLP (counsel to PGI and the Fund).

MARY K. BUSH, TRUSTEE, DOB: APRIL 1948
4201 CATHEDRAL AVENUE, NW, WASHINGTON, DC 20016
         President, Bush & Co., an international financial advisory firm; Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc. (not-for-profit educational organization), Small Enterprise Assistance Fund and Wilberforce University; Advisory Board member, Washington Mutual

Investors Fund, a registered investment company; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

RICHARD H. EGDAHL, M.D., TRUSTEE, DOB: DECEMBER 1926
BOSTON UNIVERSITY HEALTH POLICY INSTITUTE, 53 BAY STATE ROAD, BOSTON, MA 02115
     Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute and Boston University Program for
Health Care Entrepreneurship; Director, CORE (management of workers' compensation and disability costs-NASDAQ); Director, WellSpace (provider of complementary health care); Trustee, Boston Medical Center; Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.


MARGARET B.W. GRAHAM, TRUSTEE, DOB: MAY 1947

THE KEEP, P.O. BOX 110, LITTLE DEER ISLE, ME 04650
     Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology and Associate Dean, Boston University School of Management, from 1989 to 1993; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, TRUSTEE, DOB: JULY 1917
6363 WATERWAY DRIVE, FALLS CHURCH, VA 22044

     Professor Emeritus, George Washington University; Director, American Productivity and Quality Center; Adjunct Scholar, American Enterprise Institute; Economic Consultant; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, TRUSTEE, DOB: MAY 1948
ONE BOSTON PLACE, SUITE 2635, BOSTON, MA 02108

     President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT, DOB: FEBRUARY 1944

     Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIntl, First Russia, Omega, Pioneer SBIC Corporation ("Pioneer SBIC"), PMIL, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE, DOB: SEPTEMBER 1928
125 BROAD STREET, NEW YORK, NY 10004

     Of Counsel to Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds); and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE, DOB: JUNE 1936
ONE NORTH ADGERS WHARF, CHARLESTON, SC 29401

     President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, TREASURER, DOB: APRIL 1937

     Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC; and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, SECRETARY, DOB: AUGUST 1946

     Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

ERIC W. RECKARD, ASSISTANT TREASURER, DOB: JUNE 1956

     Manager of Business Planning and Internal Audit of PMC since September 1996; Manager of Fund Accounting of PMC since May 1994; Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994; and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, ASSISTANT SECRETARY, DOB: MARCH 1964

     General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC: and junior partner of Hale and Dorr LLP prior to 1995.

KATHLEEN D. MCCLASKEY, VICE PRESIDENT, DOB: JANUARY 1952
     Vice President of PMC.


     The Fund's Amended and Restated Declaration of Trust, dated December 7, 1993 (the "Declaration"), provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

     All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

     The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                         Investment             Principal
FUND NAME                                  ADVISER             UNDERWRITER


Pioneer World Equity Fund                    PMC                   PFD
Pioneer International Growth Fund            PMC                   PFD
Pioneer Europe Fund                          PMC                   PFD
Pioneer Emerging Markets Fund                PMC                   PFD
Pioneer India Fund                           PMC                   PFD
Pioneer Capital Growth Fund                  PMC                   PFD
Pioneer Mid-Cap Fund                         PMC                   PFD
Pioneer Growth Shares                        PMC                   PFD
Pioneer Small Company Fund                   PMC                   PFD
Pioneer Independence Fund                    PMC                 Note 1
Pioneer Micro-Cap Fund                       PMC                   PFD
Pioneer Gold Shares                          PMC                   PFD
Pioneer Balanced Fund                        PMC                   PFD

Pioneer Equity-Income Fund                   PMC                   PFD
Pioneer Fund                                 PMC                   PFD
Pioneer II                                   PMC                   PFD
Pioneer Real Estate Shares                   PMC                   PFD
Pioneer Short-Term Income Trust              PMC                   PFD
Pioneer America Income Trust                 PMC                   PFD
Pioneer Bond Fund                            PMC                   PFD
Pioneer Intermediate Tax-Free Fund           PMC                   PFD
Pioneer Tax-Free Income Fund                 PMC                   PFD
Pioneer Cash Reserves Fund                   PMC                   PFD
Pioneer Interest Shares                      PMC                  Note 2
Pioneer Variable Contracts Trust             PMC                  Note 3

       Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

       Note 2 This fund is a closed-end fund.

       Note 3 This is a series of ten separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

     To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 14% of such shares. At March 31, 1998, the Trustees and officers of the Fund owned beneficially in the aggregate less than 1% of the outstanding shares of the Fund. As of such date, no shareholder owned more than 5% of the outstanding Class A or Class B shares of the Fund; PFD, 60 State Street, Boston, MA 02109-1800 owned approximately 70.67% (10,372) of the outstanding Class C shares of the Fund; Mazie M. Schaackey, 421 S. Curtis Road, Boise, ID 83705-1070 owned approximately 9.38% (1,378) of the outstanding Class C shares of the Fund; and Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, Mutual Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6486 owned approximately 6.65% (964) of the outstanding Class C shares of the Fund.

COMPENSATION OF OFFICERS AND TRUSTEES


     The Fund pays no salaries or compensation to any of its officers. The Fund pays an annual trustees' fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of the average net assets of the Fund. In addition, the Fund pays a per meeting fee of $100 to each Trustee who is not affiliated with PGI, PMC, PFD or PSC and pays an annual trustees' fee of $500 plus expenses to each Trustee affiliated with PGI, PMC, PFD or PSC. The Fund also pays an annual committee participation fee to Trustees who serve as members of committees established to act on behalf of one or more of the of Pioneer mutual funds. Committee fees will be allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds receives an annual fee equal to 10% of the aggregate annual trustees' fee, except the Committee Chair who receives an annual trustees' fee equal to 20% of the aggregate annual trustees' fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Boards of Trustees for the Pioneer mutual funds, receives an annual fee equal to 5% of the annual trustees' fee, except the Committee Chair who receives an annual trustees' fee equal to 10% of the annual trustees' fee. Each Trustee who is not affiliated with PGI, PMC, PFD or PSC also receives $375 per meeting for attendance at meetings of the Non-Interested Trustees Committee, except for the Committee Chair who receives an additional $375 per meeting. Any such fees paid to interested Trustees are reimbursed to the Fund under its management contract.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Fund for the year ended December 31, 1997:



                                                 PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
                                                 BENEFITS ACCRUED AS      THE FUND AND OTHER
                          AGGREGATE              PART OF FUND EXPENSES    PIONEER MUTUAL FUNDS
                          COMPENSATION FROM
NAME OF TRUSTEE           THE FUND



John F. Cogan, Jr.          $   500                       $0                  $ 12,000
Mary K. Bush                    892                        0                    30,000
Richard H. Egdahl, M.D.       1,797                        0                    62,000
Margaret B.W. Graham          1,797                        0                    60,000
John W. Kendrick              1,667                        0                    55,800
Marguerite A. Piret           2,058                        0                    80,000
David D. Tripple                500                        0                    12,000
Stephen K. West               1,789                        0                    63,800
John Winthrop                 2,016                        0                    69,000
                            -------                        -                  --------
Totals                      $13,015                       $0                  $444,600



3.   INVESTMENT ADVISER


     The Fund has contracted with PMC, 60 State Street, Boston, Massachusetts 02109, to act as its investment adviser. The term of the contract is one year and is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of the Fund's outstanding voting securities and the giving of 60 days' written notice. Pursuant to the management contract, PMC will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of PMC. PMC, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

     As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the rate of 0.50% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. On an interim basis, PMC has agreed not to impose all or a portion of its management fee and to make other arrangements, if necessary, to reduce Class A expenses to 1.00% of the average daily net assets attributable to Class A shares. The portion of Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

     Pursuant to the expense limitation discussed above, during the fiscal years ended December 31, 1997, 1996 and 1995, management fees were reduced by $104,683, $87,136 and $89,114, respectively, resulting in actual management fees paid during those periods to PMC of $246,524, $309, 407 and $319,383, respectively.

4.   UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS


     The Fund has entered into an underwriting agreement with PFD. The underwriting agreement will continue from year to year if annually approved by the Trustees. The underwriting agreement provides that PFD will bear any distribution expenses not borne by the Fund.

     PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities laws. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the underwriting agreement, PFD will use its best efforts in rendering services to the Fund.

     The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to each class of shares (the "Class A Plan," "Class B Plan" and "Class C Plan") (together, the "Plans").

CLASS A PLAN

     Pursuant to the Class A Plan, the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to Class A shares, the annual rate of 0.25% of the Fund's average annual net assets attributable to Class A shares.

CLASS B PLAN

     The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

     The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to Class B shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution related services, or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all CDSCs attributable to Class B shares. (See "Distribution Plans" in the Prospectus.) When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

CLASS C PLAN


     The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the current value of the amount invested and additional compensation at a rate of up to 0.75% of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

     The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distribution Plans" in the Prospectus.) When a broker-dealer sells Class C shares and elects, with PFD's approval to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

GENERAL


     In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

     No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.


     The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the respective class of the Fund. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     During the fiscal year ended December 31, 1997, the Fund incurred total distribution fees pursuant to the Fund's Class A Plan, Class B Plan and Class C Plan of $159,818, $28,341 and $2,297, respectively. Distribution fees were paid by the Fund to PFD in reimbursement of or as compensation for expenses related to servicing shareholder accounts and to compensate dealers and sales personnel.

     Redemptions of each class of shares may be subject to a CDSC. A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within four years of purchase are subject to a CDSC at declining rates beginning at 3.0% based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. During the fiscal year ended December 31, 1997, CDSCs in the amount of $4,065 were paid to PFD.

5.   SHAREHOLDER SERVICING/TRANSFER AGENT


     The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent. This contract may be terminated without penalty by either party upon 90 days' written notice.

     Under the terms of its contract with the Fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of Fund shares; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to shareholder inquiries.

     PSC receives an annual fee of $30.00 per Class A, Class B and Class C shareholder account from the Fund as compensation for the services described above. PSC is also reimbursed by the Fund for its out-of-pocket expenditures. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and record keeping services. Any such payments by the Fund would be in lieu of the per account fee which would otherwise be paid by the Fund to PSC.

6.   CUSTODIAN


     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian (the "Custodian") of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

7.   PRINCIPAL UNDERWRITER


     PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the Fund in connection with the continuous offering of its shares.

     The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or a merger or other reorganization.

     During the fiscal years ending December 31, 1997, 1996 and 1995, net underwriting commissions retained by PFD were $5,138, $11,322 and $16,256, respectively, in connection with its offering of Class A, Class B and Class C shares. Commissions reallowed to dealers by PFD in the same periods were $27,255, $207,180 and $116,073, respectively. See "Underwriting Agreement and Distribution Plans" above for a description of the terms of the underwriting agreement with PFD.

8.   INDEPENDENT PUBLIC ACCOUNTANTS


     Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.   PORTFOLIO TRANSACTIONS

     Decisions relating to the purchase and sale of securities for the Fund, the allocation of portfolio transactions and, where applicable, the negotiation of commission rates are made by officers of PMC.


     The primary consideration in placing portfolio security transactions is execution at the most favorable prices. PMC has complete freedom as to the markets in and broker-dealers through which it seeks this result. Municipal Bonds and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own accounts and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. PMC attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. PMC normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere.

     Subject to the requirement of seeking execution at the best available price, securities may, as authorized by PMC's management contract, be bought from or sold to dealers who furnish statistical research services and other information or services to PMC and the Fund and/or other investment companies managed by PMC, or who sell shares of any of the Pioneer mutual funds. Brokerage and research services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock price quotation services; furnishing analyses, manuals and reports concerning issuers, securities, economic factors and trends, portfolio strategy, performance of accounts, comparative fund statistics and credit rating service information; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Fund and other investment companies or accounts managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided.

     The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund as well as other investment companies or other accounts managed by PMC, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     In addition to the Fund, PMC acts as investment adviser to other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Fund. As such, securities may frequently meet the investment objectives of the Fund, such other funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

     It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another Pioneer mutual fund or a private account managed by PMC seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

     The Trustees periodically review PMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

10.  TAX STATUS


     It is the Fund's policy to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets and the distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.

     In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from interest, gains from the sale or other disposition of securities and certain other income derived with respect to its business of investing in such securities (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements.

     In accordance with its investment objective, the Fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. Since the protection of capital is an important aspect of the Fund's investment objective, the Fund may from time to time invest a portion of its portfolio in short-term obligations and may engage in transactions generating gains or income which is not tax-exempt, e.G., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, or acquire certain stripped tax-exempt obligations or their coupons. The Fund's distributions from such gains or income will not be "exempt-interest dividends" and, accordingly, will be taxable.

     The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt "exempt-interest dividends" to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the Fund during any particular month. That portion of the Fund's dividends and distributions not designated as tax-exempt will be taxable as described below.


     Dividends from investment company taxable income, which includes taxable net investment income and net short-term capital gain in excess of net long-term capital loss, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the 1997 TRA that (subject to possible modification by future "technical corrections" legislation) enables the Fund to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA. The Fund will provide appropriate information to its shareholders about its distributions, including the tax rate(s) applicable to its distributions from long-term capital gains, in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances.

     Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

     If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


     For federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders. As of the end of its most recent taxable year, the Fund had no capital loss carryforwards.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions by the Fund on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

               Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions under the new rate structure enacted in the 1997 TRA. Any loss realized by a shareholder on the redemption, exchange, or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares.

     In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the Fund at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

     The Fund's dividends and distributions will not qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

     The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the Fund makes no commitment to seek to satisfy. However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local laws applicable to the shareholder.

     Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund.


     Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including taxable dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the Fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.


     If, as anticipated, the Fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

     The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

11.  DESCRIPTION OF SHARES


     The Declaration permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. The Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund, Class A shares, Class B shares and Class C shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

     The shares of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of the Fund vote together as a class on matters that affect the Fund in substantially the same manner. As to matters affecting a single class, shares of such class will vote separately.


     Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. No material amendment may be made to the Declaration without the affirmative vote of a majority of its shares. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable by the Fund, except as set forth below. See "Certain Liabilities."

12.  CERTAIN LIABILITIES


     As a Massachusetts business trust, the Fund's operations are governed by the Declaration, a copy of which is on file with the office of the Secretary of State of the Commonwealth of Massachusetts. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund. The Declaration also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Fund itself will be unable to meet its obligations. In light of the nature of the Fund's business and the nature and amount of its assets, the possibility of the Fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.

     The Declaration further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.  DETERMINATION OF NET ASSET VALUE


     The net asset value per share of each class of the Fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The net asset value per share of the Fund is not determined on any day in which no purchase orders in good order for the shares of the Fund are received and no shares are tendered for redemption.

     The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of the class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily.

     The Board of Trustees has directed that the fair market value of the Fund's assets should be determined as follows. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations, to recommend valuations for normal institutional-sized trading units of debt securities. In addition, the Board has instructed advisory personnel not to rely exclusively on this pricing service if the fair market value of certain securities may be more accurately determined on the basis of information available from other sources. Temporary cash investments are valued at amortized cost, which approximates market value.

     The Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge.

14.  SYSTEMATIC WITHDRAWAL PLAN


     The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under the SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic payments of $50 or more will be deposited monthly or quarterly directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Waiver or Reduction of Contingent Deferred Sales Charge" in the Prospectus. Designation of another person to receive the payments subsequent to opening an account must be accompanied by a signature guarantee.

     Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

     SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. Redemptions are potentially taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

     The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.


15.  LETTER OF INTENT


         A Letter of Intent ("LOI") may be established by completing the LOI section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

         If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

         If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess. See "How to Purchase Fund Shares - Letter of Intent" in the Prospectus for more information.

16.  INVESTMENT RESULTS

     The Fund's yield quotations and average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

QUOTATIONS, COMPARISONS, AND GENERAL INFORMATION


     From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to other relevant indices. For example, the Fund may compare a class' yield and/or total return to the Lehman Brothers Municipal Bond Index, or other comparable indices or investment vehicles.

     In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles (such as individual securities, bank deposits or certificates of deposit) and/or indices or indicators of economic activity, e.g., inflation, interest rates, or the Consumer Price Index. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMERS DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, NEW YORK TIMES, PERSONAL INVESTOR, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WORTH, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including BLOOMBERG FINANCIAL MARKETS, CDA/WEISENBERGER, DONOGHUE'S MUTUAL FUND ALMANAC, INVESTMENT COMPANY DATA, INC., IBBOTSON ASSOCIATES, JOHNSON'S CHARTS, KANON BLOCH CARRE AND CO., LIPPER ANALYTICAL SERVICES, INC., MICROPAL, INC., MORNINGSTAR, INC., SCHABACKER INVESTMENT MANAGEMENT and TOWERS DATA SYSTEMS, INC.

     Other data that may be advertised or published about a class of the Fund include the average portfolio quality, the average portfolio maturity, and the average portfolio duration.

STANDARDIZED YIELD QUOTATIONS

     The yield of a class is computed by dividing the class' net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

              YIELD = 2[(a-b+1)6[superscript]-1]
                         ---
                          cd

Where:                a        =        interest earned during the period

                      b        =        net expenses accrued for the period

                      c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                      d        =        the maximum offering price per share on
                                        the last day of the period

     For purposes of calculating interest earned on debt obligations as provided in item "a" above:

     (i)The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates;

     (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30-day base period;

     (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled;

     (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date;

     (v) Obligations with sinking fund call provisions may be regarded as maturing as to that portion to be retired on each sinking fund call date or during a 12-month period; and

     (vi) In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest of the obligation is used in lieu of yield to maturity to determine interest income earned on the obligation. In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation exceeds the then remaining portion of original issue discount (i.e. market discount), the yield to maturity used to determine interest income earned on the obligation is the imputed rate based on the original issue discount calculation. In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation is less than the then remaining portion of the original issue discount (market premium), the yield to maturity used to determine interest income earned on the obligation is based on the market value of the obligation.


     The yields on Class A, Class B and Class C shares of the Fund for the 30-day period ended December 31, 1997 computed as above were 3.41%, 2.71% and 2.82%, respectively, except that absent expense limitations, the yields on Class A, Class B and Class C shares of the Fund would have been 3.33%, 2.64% and 2.75%, respectively.

TAXABLE EQUIVALENT YIELD


     The Fund may also from time to time advertise the taxable equivalent yield of a class which is determined by dividing that portion of the class' yield (calculated as described above) that is tax exempt by one minus the stated federal income tax rate and adding the product to that portion, if any, of the class' yield that is not tax exempt. For a description of how to compare yields on Municipal Bonds and taxable securities, see the APPENDIX to the Prospectus. The taxable equivalent yields for a Class A shareholder, Class B shareholder and Class C shareholder in the 39.6% federal income tax bracket for the one-month period ended December 31, 1997 determined in accordance with such formula were 5.65%, 4.49% and 4.67%, respectively, except that absent expense limitations, such tax-equivalent yields on Class A shares, Class B shares and Class C shares of the Fund would have been 5.51%, 4.37% and 4.55%, respectively.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS


     One of the primary methods used to measure the performance of a class of the Fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in the class, over any period up to the lifetime of the class. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages or by reference to historical information depicting the value of a hypothetical account in the Fund since the Fund's inception. Past performance cannot guarantee any particular future result.

     Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

              P(1+T)n[superscript] = ERV

Where:    P   = a hypothetical initial payment of $1,000, less the
                maximum sales load of $35 for Class A shares or the deduction of any CDSC on Class B or Class C shares at the end of the period

          T   = average annual total return

          n   = number of years

          ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

     The computation above assumes that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.


     In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the class' mean account size.

     The average annual total returns for Class A, Class B and Class C shares of the Fund as of December 31, 1997 are as follows:

                                  AVERAGE ANNUAL TOTAL RETURN (%)

                   ONE YEAR     FIVE YEARS      TEN YEARS     SINCE INCEPTION*

Class A Shares       3.16          4.78            7.23             6.06
Class B Shares       3.08           N/A            N/A              4.94
Class C Shares       6.04           N/A            N/A              3.75



*Inception was October 22, 1986 for Class A shares; April 29, 1994 for Class B shares; and January 31, 1996 for Class C shares.

     PMC temporarily agreed to reduce its management fee and made other arrangements to limit certain other expenses of the Fund. Had PMC not made such an arrangement, the total returns for the periods would have been lower.

AUTOMATED INFORMATION LINE

     FactFoneSM, Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:

[bullet]    net asset value prices for all Pioneer mutual funds;

[bullet]    annualized 30-day yields on Pioneer fixed income funds;

[bullet] annualized 7-day yields and 7-day effective (compound) yields for Pioneer Cash Reserves Fund; and

[bullet] dividends and capital gains distributions on all Pioneer mutual funds.

     Yields are calculated in accordance with SEC mandated standard formulas.


     In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balances and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.

     All performance numbers communicated through FactFoneSM represent past performance and include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.

17.  FINANCIAL STATEMENTS


    The Fund's Annual Report, filed with the SEC on February 23, 1998 (Accession No. 0000798172-98-000003), is incorporated by reference into this Statement of Additional Information. The financial statements in the Fund's Annual Report, including the financial highlights, for the period ended December 31, 1997, included or incorporated by reference into the Prospectus and this Statement of Additional Information, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements, and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving their report.

                                   APPENDIX A

                         DESCRIPTION OF MUNICIPAL BONDS

     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment for principal and interest. The payment of such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. There are, of course, variations in the security of Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors.


     The yields on Municipal Bonds are dependent on a variety of factors, including general money market conditions, supply and demand and general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various Municipal Bonds. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields while Municipal Bonds of the same maturity and coupon with different ratings may have the same yield.

                          DESCRIPTION OF BOND RATINGS1

                         MOODY'S INVESTORS SERVICE, INC.


DEBT RATINGS - U.S. TAX-EXEMPT MUNICIPAL

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). The Fund does not invest in securities rated below Baa by Moody's or BBB by Standard Poor's. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Baa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # symbol, e.g., #Aaa.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest susceptibility to impairment sometime in the future.

Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

 ---------------------------------------------

 1THE RATINGS INDICATED HEREIN ARE BELIEVED TO BE THE MOST RECENT RATINGS AVAILABLE AT THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION FOR THE SECURITIES LISTED. RATINGS ARE GENERALLY GIVEN TO SECURITIES AT THE TIME OF ISSUANCE. WHILE THE RATING AGENCIES MAY FROM TIME TO TIME REVISE SUCH RATINGS, THEY UNDERTAKE NO OBLIGATION TO DO SO, AND THE RATINGS INDICATED DO NOT NECESSARILY REPRESENT RATINGS WHICH WILL BE GIVEN TO THESE SECURITIES ON THE DATE OF THE FUND'S FISCAL YEAR-END.

                         STANDARD & POOR'S RATINGS GROUP




PUBLIC FINANCE - LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

r: The "r" is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

NR: Not rated.

                                   APPENDIX B

                    DESCRIPTION OF CERTAIN OTHER INVESTMENTS


     U.S. Government Obligations - are issued by the Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association.


     Certificates of Deposit - are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

     Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.


     Repurchase Agreements - are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. government or government agency issues. Under the 1940 Act, repurchase agreements are considered to be loans by the Fund. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. In the opinion of the Fund's adviser this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral.

                                   APPENDIX C

                          PIONEER INTERMEDIATE TAX-FREE
                                 CLASS A SHARES



                                                                                                                INITIAL
    DATE           INITIAL        OFFERING       SALES CHARGE           SHARES           NET ASSET VALUE         ASSET
                 INVESTMENT         PRICE          INCLUDED            PURCHASED            PER SHARE            VALUE

  10/22/86         $10,000        $10.3600          3.50%               965.251             $10.0000             $9,650



                     DIVIDENDS AND CAPITAL GAINS REINVESTED

                                VALUE OF SHARES



                                FROM CAPITAL
                                    GAINS

               FROM INVESTMENT   REINVESTED     FROM DIVIDENDS
    DATE                                          REINVESTED          TOTAL VALUE



  12/31/86         $9,662            $0               $0                $9,662
  12/31/87         $8,639            $0              $645               $9,284
  12/31/88         $9,073            $0             $1,398              $10,471
  12/31/89         $9,324            $0             $2,170              $11,494
  12/31/90         $9,295            $0             $2,937              $12,232
  12/31/91         $9,710            $0             $3,888              $13,598
  12/31/92         $9,962            $0             $4,813              $14,775
  12/31/93         $10,387          $181            $5,844              $16,412
  12/31/94         $9,286           $165            $5,973              $15,424
  12/31/95         $10,078          $179            $7,295              $17,552
  12/31/96         $9,923           $177            $7,985              $18,085
  12/31/97         $10,087          $332            $8,909              $19,328


                          PIONEER INTERMEDIATE TAX-FREE
                                 CLASS B SHARES



      DATE            INITIAL                          SHARES      NET ASSET VALUE     INITIAL NET ASSET
                    INVESTMENT     OFFERING PRICE     PURCHASED       PER SHARE              VALUE

     4/29/94          $10,000         $10.0700         993.049         $10.0700             $10,000



                     DIVIDENDS AND CAPITAL GAINS REINVESTED

                                 VALUE OF SHARES



                                                                   CONTINGENT

                              FROM CAPITAL GAINS FROM DIVIDENDS   DEFERRED SALES

                   FROM           REINVESTED       REINVESTED   CHARGE IF REDEEMED    TOTAL VALUE          CDSC
    DATE        INVESTMENT                                                            IF REDEEMED       PERCENTAGE

  12/31/94        $9,584              $2              $265             $288              $9,563            3.00%
  12/31/95        $10,388             $2              $712             $300             $10,802            3.00%
  12/31/96        $10,238             $2             $1,111            $200             $11,151            2.00%
  12/31/97        $10,397            $97             $1,548            $100             $11,942            1.00%


                          PIONEER INTERMEDIATE TAX-FREE

                                 CLASS C SHARES



                                                                    NET ASSET VALUE    INITIAL NET
                       INITIAL      OFFERING PRICE      SHARES         PER SHARE          ASSET
       DATE           INVESTMENT                      PURCHASED                           VALUE



     1/31/96           $10,000         $10.5100        951.475         $10.5100          $10,000




                     DIVIDENDS AND CAPITAL GAINS REINVESTED

                                 VALUE OF SHARES


                                                                    CONTINGENT

                              FROM CAPITAL GAINS FROM DIVIDENDS   DEFERRED SALES

                   FROM           REINVESTED       REINVESTED   CHARGE IF REDEEMED    TOTAL VALUE          CDSC
    DATE        INVESTMENT                                                            IF REDEEMED       PERCENTAGE


  12/31/96        $9,791              $0              $331              $98             $10,024            1.00%
  12/31/97        $9,972             $84              $678              $0              $10,734            0.00%


                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the Fund, do not reflect past performance and do not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange
(NYSE).

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S.
Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA GROWTH AND VALUE INDEXES are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The GROWTH INDEX contains stocks with higher price-to-book ratios, and the VALUE INDEX contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX
The MERRILL LYNCH MICRO-CAP INDEX represents the performance of 2,036 stocks ranging in market capitalization from $50 million to $220 million. Index returns are calculated monthly.

LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI")
MSCI's international indices are based on the share prices of approximately 1,700 companies listed on stock exchanges in the 22 countries that make up the MSCI World Index. MSCI's emerging market indices are comprised of approximately 1000 stocks from 26 countries.

Countries in the MSCI EAFE INDEX are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Countries in the MSCI EMERGING MARKETS FREE INDEX are: Argentina, Brazil, Chile, China Free, Czech Republic, Colombia, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea (at 50%), Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan (at 50%), Thailand Free, Turkey and Venezuela.

6-MONTH CDS
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon

Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W., Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30-DAY) TREASURY BILLS
For the U.S. TREASURY BILL INDEX, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS ("NAREIT")EQUITY REIT
INDEX
All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES
The RUSSELL 3000(R) INDEX (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $2.8 billion. The RUSSELL 2500TM INDEX measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $733.4 million, and the largest company in the index has an approximate market capitalization of $2.9 billion. The RUSSELL 2000(R) INDEX measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.1 billion. The RUSSELL 1000(R) INDEX (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $7.6 billion. The smallest company in the index has an approximate market capitalization of $1.1 billion. The RUSSELL MIDCAPTM INDEX measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $8.0 billion.

The Russell indexes are reconstituted annually as of July 1, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The WILSHIRE REAL ESTATE SECURITIES INDEX is a market capitalization weighted index of 120 publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships.

The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous. The companies in the index are 91.66% equity and hybrid REITs and 8.33% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX
The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER BALANCED FUNDS INDEX
This index represents equally weighted performance, adjusted for capital gains distributions and income dividends, of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Sources: Ibbotson Associates, Towers Data Systems, Lipper Analytical Services, Inc., Merrill Lynch and PGI



                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               DOW                                        S&P/          S&P/
                 S&P          JONES        U.S. SMALL                    BARRA          BARRA        MERRILL LYNCH
                 500        INDUSTRIAL        STOCK         U.S.          500            500           MICRO-CAP
                             AVERAGE          INDEX       INFLATION      GROWTH         VALUE            INDEX

----------------------------------------------------------------------------------------------------------------------


Dec 1925         N/A           N/A             N/A           N/A          N/A            N/A              N/A
Dec 1926        11.62          N/A            0.28          -1.49         N/A            N/A              N/A
Dec 1927        37.49          N/A            22.10         -2.08         N/A            N/A              N/A
Dec 1928        43.61          55.38          39.69         -0.97         N/A            N/A              N/A
Dec 1929        -8.42         -13.64         -51.36          0.20         N/A            N/A              N/A
Dec 1930       -24.90         -30.22         -38.15         -6.03         N/A            N/A              N/A
Dec 1931       -43.34         -49.02         -49.75         -9.52         N/A            N/A              N/A
Dec 1932        -8.19         -16.88          -5.39        -10.30         N/A            N/A              N/A
Dec 1933        53.99          73.72         142.87          0.51         N/A            N/A              N/A
Dec 1934        -1.44          8.08           24.22          2.03         N/A            N/A              N/A
Dec 1935        47.67         43.77           40.19          2.99         N/A            N/A              N/A
Dec 1936        33.92         30.23           64.80          1.21         N/A            N/A              N/A
Dec 1937       -35.03        -28.88          -58.01          3.10         N/A            N/A              N/A
Dec 1938        31.12         33.16           32.80         -2.78         N/A            N/A              N/A
Dec 1939        -0.41          1.31            0.35         -0.48         N/A            N/A              N/A
Dec 1940        -9.78         -7.96           -5.16          0.96         N/A            N/A              N/A
Dec 1941       -11.59         -9.88           -9.00          9.72         N/A            N/A              N/A
Dec 1942        20.34         14.13           44.51          9.29         N/A            N/A              N/A
Dec 1943        25.90         19.06           88.37          3.16         N/A            N/A              N/A
Dec 1944        19.75         17.19           53.72          2.11         N/A            N/A              N/A
Dec 1945        36.44         31.60           73.61          2.25         N/A            N/A              N/A
Dec 1946        -8.07         -4.40          -11.63         18.16         N/A            N/A              N/A
Dec 1947         5.71          7.61            0.92          9.01         N/A            N/A              N/A
Dec 1948         5.50          4.27           -2.11          2.71         N/A            N/A              N/A
Dec 1949        18.79         20.92           19.75         -1.80         N/A            N/A              N/A
Dec 1950        31.71         26.40           38.75          5.79         N/A            N/A              N/A
Dec 1951        24.02         21.77            7.80          5.87         N/A            N/A              N/A
Dec 1952        18.37         14.58            3.03          0.88         N/A            N/A              N/A
Dec 1953        -0.99          2.02           -6.49          0.62         N/A            N/A              N/A
Dec 1954        52.62         51.25           60.58         -0.50         N/A            N/A              N/A
Dec 1955        31.56         26.58           20.44          0.37         N/A            N/A              N/A
Dec 1956         6.56          7.10            4.28          2.86         N/A            N/A              N/A
Dec 1957       -10.78         -8.63          -14.57          3.02         N/A            N/A              N/A
Dec 1958        43.36         39.31           64.89          1.76         N/A            N/A              N/A
Dec 1959        11.96         20.21           16.40          1.50         N/A            N/A              N/A
Dec 1960         0.47         -6.14           -3.29          1.48         N/A            N/A              N/A
Dec 1961        26.89         22.60           32.09          0.67         N/A            N/A              N/A
Dec 1962        -8.73         -7.43          -11.90          1.22         N/A            N/A              N/A
Dec 1963        22.80         20.83           23.57          1.65         N/A            N/A              N/A




                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               DOW                                        S&P/          S&P/
                 S&P          JONES        U.S. SMALL                  BARRA 500        BARRA        MERRILL LYNCH
                 500        INDUSTRIAL        STOCK         U.S.         GROWTH          500           MICRO-CAP
                             AVERAGE          INDEX       INFLATION                     VALUE            INDEX

----------------------------------------------------------------------------------------------------------------------


Dec 1964        16.48         18.85           23.52         1.19          N/A            N/A              N/A
Dec 1965        12.45         14.39           41.75         1.92          N/A            N/A              N/A
Dec 1966       -10.06        -15.78           -7.01         3.35          N/A            N/A              N/A
Dec 1967        23.98         19.16           83.57         3.04          N/A            N/A              N/A
Dec 1968        11.06          7.93           35.97         4.72          N/A            N/A              N/A
Dec 1969        -8.50        -11.78          -25.05         6.11          N/A            N/A              N/A
Dec 1970         4.01          9.21          -17.43         5.49          N/A            N/A              N/A
Dec 1971        14.31          9.83           16.50         3.36          N/A            N/A              N/A
Dec 1972        18.98         18.48            4.43         3.41          N/A            N/A              N/A
Dec 1973       -14.66        -13.28          -30.90         8.80          N/A            N/A              N/A
Dec 1974       -26.47        -23.58          -19.95        12.20          N/A            N/A              N/A
Dec 1975        37.20         44.75           52.82         7.01         31.72          43.38             N/A
Dec 1976        23.84         22.82           57.38         4.81         13.84          34.93             N/A
Dec 1977        -7.18        -12.84           25.38         6.77        -11.82          -2.57             N/A
Dec 1978         6.56          2.79           23.46         9.03          6.78           6.16            27.76
Dec 1979        18.44         10.55           43.46        13.31         15.72          21.16            43.18
Dec 1980        32.42         22.17           39.88        12.40         39.40          23.59            32.32
Dec 1981        -4.91         -3.57           13.88         8.94         -9.81           0.02             9.18
Dec 1982        21.41         27.11           28.01         3.87         22.03          21.04            33.62
Dec 1983        22.51         25.97           39.67         3.80         16.24          28.89            42.44
Dec 1984         6.27          1.31           -6.67         3.95          2.33          10.52           -14.97
Dec 1985        32.16         33.55           24.66         3.77         33.31          29.68            22.89
Dec 1986        18.47         27.10            6.85         1.13         14.50          21.67             3.45
Dec 1987         5.23          5.48           -9.30         4.41          6.50           3.68           -13.84
Dec 1988        16.81         16.14           22.87         4.42         11.95          21.67            22.76
Dec 1989        31.49         32.19           10.18         4.65         36.40          26.13             8.06
Dec 1990        -3.17         -0.56          -21.56         6.11          0.20          -6.85           -29.55
Dec 1991        30.55         24.19           44.63         3.06         38.37          22.56            57.44
Dec 1992         7.67          7.41           23.35         2.90          5.07          10.53            36.62
Dec 1993         9.99         16.94           20.98         2.75          1.68          18.60            31.32
Dec 1994         1.31          5.06            3.11         2.67          3.13          -0.64             1.81
Dec 1995        37.43         36.84           34.46         2.54         38.13          36.99            30.70
Dec 1996        23.07         28.84           17.62         3.32         23.96          21.99            13.88
Dec 1997        33.36         24.88           22.78         1.92         36.52          29.98            24.61




                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                  LONG-       INTERMEDIATE-      MSCI                      LONG-
                  TERM          TERM U.S.        EAFE         6-         TERM U.S.          U.S.
               U.S. GOV'T      GOVERNMENT       (Net of      MONTH       CORPORATE         T-BILL
                  BONDS           BONDS         Taxes)        CDS          BONDS          (30-Day)

------------------------------------------------------------------------------------------------------


Dec 1925           N/A             N/A            N/A         N/A           N/A             N/A
Dec 1926          7.77            5.38            N/A         N/A           7.37            3.27
Dec 1927          8.93            4.52            N/A         N/A           7.44            3.12
Dec 1928          0.10            0.92            N/A         N/A           2.84            3.56
Dec 1929          3.42            6.01            N/A         N/A           3.27            4.75
Dec 1930          4.66            6.72            N/A         N/A           7.98            2.41
Dec 1931         -5.31           -2.32            N/A         N/A          -1.85            1.07
Dec 1932         16.84            8.81            N/A         N/A          10.82            0.96
Dec 1933         -0.07            1.83            N/A         N/A          10.38            0.30
Dec 1934         10.03            9.00            N/A         N/A          13.84            0.16
Dec 1935          4.98            7.01            N/A         N/A           9.61            0.17
Dec 1936          7.52            3.06            N/A         N/A           6.74            0.18
Dec 1937          0.23            1.56            N/A         N/A           2.75            0.31
Dec 1938          5.53            6.23            N/A         N/A           6.13           -0.02
Dec 1939          5.94            4.52            N/A         N/A           3.97            0.02
Dec 1940          6.09            2.96            N/A         N/A           3.39            0.00
Dec 1941          0.93            0.50            N/A         N/A           2.73            0.06
Dec 1942          3.22            1.94            N/A         N/A           2.60            0.27
Dec 1943          2.08            2.81            N/A         N/A           2.83            0.35
Dec 1944          2.81            1.80            N/A         N/A           4.73            0.33
Dec 1945         10.73            2.22            N/A         N/A           4.08            0.33
Dec 1946         -0.10            1.00            N/A         N/A           1.72            0.35
Dec 1947         -2.62            0.91            N/A         N/A          -2.34            0.50
Dec 1948          3.40            1.85            N/A         N/A           4.14            0.81
Dec 1949          6.45            2.32            N/A         N/A           3.31            1.10
Dec 1950          0.06            0.70            N/A         N/A           2.12            1.20
Dec 1951         -3.93            0.36            N/A         N/A          -2.69            1.49
Dec 1952          1.16            1.63            N/A         N/A           3.52            1.66
Dec 1953          3.64            3.23            N/A         N/A           3.41            1.82
Dec 1954          7.19            2.68            N/A         N/A           5.39            0.86
Dec 1955         -1.29           -0.65            N/A         N/A           0.48            1.57
Dec 1956         -5.59           -0.42            N/A         N/A          -6.81            2.46
Dec 1957          7.46            7.84            N/A         N/A           8.71            3.14
Dec 1958         -6.09           -1.29            N/A         N/A          -2.22            1.54
Dec 1959         -2.26           -0.39            N/A         N/A          -0.97            2.95
Dec 1960         13.78           11.76            N/A         N/A           9.07            2.66



                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                  LONG-       INTERMEDIATE-      MSCI                      LONG-
                  TERM          TERM U.S.        EAFE         6-         TERM U.S.          U.S.
               U.S. GOV'T      GOVERNMENT       (Net of      MONTH       CORPORATE         T-BILL
                  BONDS           BONDS         Taxes)        CDS          BONDS          (30-Day)

------------------------------------------------------------------------------------------------------


Dec 1961          0.97            1.85            N/A         N/A           4.82            2.13
Dec 1962          6.89            5.56            N/A         N/A           7.95            2.73
Dec 1963          1.21            1.64            N/A         N/A           2.19            3.12
Dec 1964          3.51            4.04            N/A        4.17           4.77            3.54
Dec 1965          0.71            1.02            N/A        4.68          -0.46            3.93
Dec 1966          3.65            4.69            N/A        5.76           0.20            4.76
Dec 1967         -9.18            1.01            N/A        5.47          -4.95            4.21
Dec 1968         -0.26            4.54            N/A        6.45           2.57            5.21
Dec 1969         -5.07           -0.74            N/A        8.70          -8.09            6.58
Dec 1970         12.11           16.86          -11.66       7.06          18.37            6.52
Dec 1971         13.23            8.72           29.59       5.36          11.01            4.39
Dec 1972          5.69            5.16           36.35       5.39           7.26            3.84
Dec 1973         -1.11            4.61          -14.92       8.60           1.14            6.93
Dec 1974          4.35            5.69          -23.16      10.20          -3.06            8.00
Dec 1975          9.20            7.83           35.39       6.51          14.64            5.80
Dec 1976         16.75           12.87            2.54       5.22          18.65            5.08
Dec 1977         -0.69            1.41           18.06       6.11           1.71            5.12
Dec 1978         -1.18            3.49           32.62      10.21          -0.07            7.18
Dec 1979         -1.23            4.09            4.75      11.90          -4.18           10.38
Dec 1980         -3.95            3.91           22.58      12.33          -2.76           11.24
Dec 1981          1.86            9.45           -2.28      15.50          -1.24           14.71
Dec 1982         40.36           29.10           -1.86      12.18          42.56           10.54
Dec 1983          0.65            7.41           23.69       9.65           6.26            8.80
Dec 1984         15.48           14.02            7.38      10.65          16.86            9.85
Dec 1985         30.97           20.33           56.16       7.82          30.09            7.72
Dec 1986         24.53           15.14           69.44       6.30          19.85            6.16
Dec 1987         -2.71            2.90           24.63       6.59          -0.27            5.47
Dec 1988          9.67            6.10           28.27       8.15          10.70            6.35
Dec 1989         18.11           13.29           10.54       8.27          16.23            8.37
Dec 1990          6.18            9.73          -23.45       7.85           6.78            7.81
Dec 1991         19.30           15.46           12.13       4.95          19.89            5.60
Dec 1992          8.05            7.19          -12.17       3.27           9.39            3.51
Dec 1993         18.24           11.24           32.56       2.88          13.19            2.90
Dec 1994         -7.77           -5.14            7.78       5.40          -5.76            3.90
Dec 1995         31.67           16.80           11.21       5.21          27.20            5.60
Dec 1996         -0.93            2.10            6.05       5.21           1.40            5.21
Dec 1997         15.85            8.38            1.78       5.71          12.95            5.26




                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                 NAREIT                                                   LIPPER           MSCI
                 EQUITY       RUSSELL       WILSHIRE                     BALANCED        EMERGING           BANK
                  REIT         2000       REAL ESTATE        S&P           FUND          MARKETS          SAVINGS
                 INDEX         INDEX       SECURITIES        400           INDEX        FREE INDEX        ACCOUNT

-----------------------------------------------------------------------------------------------------------------------


Dec 1925          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1926          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1927          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1928          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1929          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1930          N/A           N/A           N/A            N/A            N/A            N/A              5.30
Dec 1931          N/A           N/A           N/A            N/A            N/A            N/A              5.10
Dec 1932          N/A           N/A           N/A            N/A            N/A            N/A              4.10
Dec 1933          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1934          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1935          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1936          N/A           N/A           N/A            N/A            N/A            N/A              3.20
Dec 1937          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1938          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1939          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1940          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1941          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1942          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1943          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1944          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1945          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1946          N/A           N/A           N/A            N/A            N/A            N/A              2.20
Dec 1947          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1948          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1949          N/A           N/A           N/A            N/A            N/A            N/A              2.40
Dec 1950          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1951          N/A           N/A           N/A            N/A            N/A            N/A              2.60
Dec 1952          N/A           N/A           N/A            N/A            N/A            N/A              2.70
Dec 1953          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1954          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1955          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1956          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1957          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1958          N/A           N/A           N/A            N/A            N/A            N/A              3.38
Dec 1959          N/A           N/A           N/A            N/A            N/A            N/A              3.53
Dec 1960          N/A           N/A           N/A            N/A            5.77           N/A              3.86
Dec 1961          N/A           N/A           N/A            N/A           20.59           N/A              3.90




                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                 NAREIT                                                   LIPPER           MSCI
                 EQUITY       RUSSELL       WILSHIRE                     BALANCED        EMERGING           BANK
                  REIT         2000       REAL ESTATE        S&P           FUND          MARKETS          SAVINGS
                 INDEX         INDEX       SECURITIES        400           INDEX        FREE INDEX        ACCOUNT

-----------------------------------------------------------------------------------------------------------------------


Dec 1962          N/A           N/A           N/A            N/A           -6.80           N/A              4.08
Dec 1963          N/A           N/A           N/A            N/A           13.10           N/A              4.17
Dec 1964          N/A           N/A           N/A            N/A           12.36           N/A              4.19
Dec 1965          N/A           N/A           N/A            N/A            9.80           N/A              4.23
Dec 1966          N/A           N/A           N/A            N/A           -5.86           N/A              4.45
Dec 1967          N/A           N/A           N/A            N/A           15.09           N/A              4.67
Dec 1968          N/A           N/A           N/A            N/A           13.97           N/A              4.68
Dec 1969          N/A           N/A           N/A            N/A           -9.01           N/A              4.80
Dec 1970          N/A           N/A           N/A            N/A            5.62           N/A              5.14
Dec 1971          N/A           N/A           N/A            N/A           13.90           N/A              5.30
Dec 1972          8.01          N/A           N/A            N/A           11.13           N/A              5.37
Dec 1973        -15.52          N/A           N/A            N/A          -12.24           N/A              5.51
Dec 1974        -21.40          N/A           N/A            N/A          -18.71           N/A              5.96
Dec 1975         19.30          N/A           N/A            N/A           27.10           N/A              6.21
Dec 1976         47.59          N/A           N/A            N/A           26.03           N/A              6.23
Dec 1977         22.42          N/A           N/A            N/A           -0.72           N/A              6.39
Dec 1978         10.34          N/A          13.04           N/A            4.80           N/A              6.56
Dec 1979         35.86         43.09         70.81           N/A           14.67           N/A              7.29
Dec 1980         24.37         38.58         22.08           N/A           19.70           N/A              8.78
Dec 1981          6.00          2.03          7.18           N/A            1.86           N/A             10.71
Dec 1982         21.60         24.95         24.47          22.68          30.63           N/A             11.19
Dec 1983         30.64         29.13         27.61          26.10          17.44           N/A              9.71
Dec 1984         20.93         -7.30         20.64           1.18           7.46           N/A              9.92
Dec 1985         19.10         31.05         22.20          35.58          29.83           N/A              9.02
Dec 1986         19.16          5.68         20.30          16.21          18.43           N/A              7.84
Dec 1987         -3.64         -8.77         -7.86          -2.03           4.13           N/A              6.92
Dec 1988         13.49         24.89         24.18          20.87          11.18          40.43             7.20
Dec 1989          8.84         16.24          2.37          35.54          19.70          64.96             7.91
Dec 1990        -15.35        -19.51        -33.46          -5.12           0.66         -10.55             7.80
Dec 1991         35.70         46.05         20.03          50.10          25.83          59.91             4.61
Dec 1992         14.59         18.41          7.36          11.91           7.46          11.40             2.89
Dec 1993         19.65         18.91         15.24          13.96          11.95          74.83             2.73
Dec 1994          3.17         -1.82          1.64          -3.57          -2.05          -7.32             4.96
Dec 1995         15.27         28.44         13.65          30.94          24.89          -5.21             5.24
Dec 1996         35.26         16.53         36.87          19.20          13.01           6.03             4.95
Dec 1997         20.29         22.36         19.80          32.26          20.05          -11.59            5.17


                                   APPENDIX C

                            OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.

As of December 31, 1997, PMC employed a professional investment staff of 58, with a combined average of 12 years' experience in the financial services industry.

Total assets of all Pioneer mutual funds at December 31, 1997, were approximately $19.8 billion representing 1,177,148 shareholder accounts, 791,468 non-retirement accounts and 385,680 retirement accounts.


g:\edgar\sai\current\it498sai.doc

E X H I B I T   B

[Supplement dated October 30, 1988 is the same for Pioneer Tax-Free Income Fund]




                          PIONEER TAX-FREE INCOME FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                       Class A, Class B and Class C Shares


                                 April 30, 1998

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus dated April 30, 1998 (the "Prospectus") of Pioneer Tax-Free Income Fund (the "Fund") as amended and/or supplemented from time to time. A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to this Statement of Additional Information and is hereby incorporated into this Statement of Additional Information by reference.


                                TABLE OF CONTENTS
                                                                  Page

 1.      Investment Objective and Policies.........................2
 2.      Investment Restrictions...................................8
 3.      Management of the Fund....................................9
 4.      Investment Adviser........................................13
 5.      Underwriting Agreement and Distribution Plans.............14
 6.      Shareholder Servicing/Transfer Agent......................17
 7.      Custodian.................................................17
 8.      Principal Underwriter.....................................17
 9.      Independent Public Accountant.............................18
10.      Portfolio Transactions....................................18
11.      Tax Status................................................19
12.      Description of Shares.....................................22
13.      Determination of Net Asset Value..........................24
14.      Systematic Withdrawal Plan................................24
15.      Letter of Intent..........................................25
16.      Investment Results........................................25
17.      General Information.......................................29
18.      Financial Statements......................................29
         Appendix A - Description of Tax Exempt Bond Ratings.......30
         Appendix B - Performance Statistics.......................31
         Appendix C - Other Pioneer Information....................44


          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
            INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
                                   PROSPECTUS.

1.       INVESTMENT OBJECTIVE AND POLICIES

         The Prospectus identifies the investment objective and the principal investment policies of the Fund. Other investment policies of the Fund are set forth below. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus.

         The investment objective of the Fund is to seek as high a level of income exempt from federal income tax as possible, consistent with preservation of capital. To achieve this objective, the Fund intends to invest in a diversified portfolio of obligations issued by or on behalf of states, counties and municipalities of the U.S. and their authorities and political subdivisions ("Tax-Exempt Bonds"), the interest on which is excluded from gross income for federal income tax purposes. All of the Fund's assets will consist of: (1) Tax-Exempt Bonds which are rated at the time of purchase within the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa or A) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A); (2) temporary investments as described in the Prospectus; and (3) cash. While ratings at the time of purchase will determine which securities may be acquired, a subsequent reduction in rating will not require the Fund to dispose of the securities. Investment in lower-quality securities may provide higher yields than higher-rated securities; however, the added risk of investing in lower quality securities might not be consistent with preservation of capital. The ratings of Moody's and S&P represent their opinions as to the quality of the Tax-Exempt Bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Bonds with the same maturity, coupon and rating may have different yields while Bonds of the same maturity and coupon with different ratings may have the same yield. There is no assurance the Fund will attain its investment objective. For a description of the ratings of commercial paper and the other debt securities permitted as temporary investments, see Appendix A.

Municipal Lease Obligations

         Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with other Tax-Exempt Bonds (as set forth in the Prospectus). Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks.

         In determining the liquidity of municipal lease obligations, the Fund's officers, under guidelines established by the Fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

         If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

         (1) any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

         (2) any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Zero Coupon and Deferred Interest Bonds

         Tax-Exempt Bonds in which the Fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is received at the time of accrual, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.

Residual Interests in Municipal Securities

         Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a "dutch auction" or similar method at specified intervals (typically 35 days). The long-term component or "residual interest" pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining, and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide the Fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders. However, because of the market volatility associated with residual interests, the Fund will not invest more than 10% of its total assets in residual interests in municipal securities.

Options

         The  Fund  can  write  (sell)   "covered"   put  and  call  options  on
fixed-income securities. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options written by the Fund give the holder the right to sell the securities to the Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Call options are "covered" by the Fund, for example, when it owns the underlying securities which the option holder has the right to purchase, and put options are "covered" by the Fund, for example, when it has established a segregated account of cash or short-term money market instruments which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit.

         By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         The Fund could terminate an option that it has written prior to its expiration by entering into a "closing purchase transaction" in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions. The Fund could also purchase put or call options in anticipation of changes in interest rates which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

         The Fund intends to write and purchase options on securities primarily for hedging purposes and also in an effort to increase current income. Options on securities that are written or purchased by the Fund will be entered into on U.S. securities exchanges regulated by the Securities and Exchange Commission ("SEC") and in the over-the-counter market. Over-the-counter transactions involve certain risks which may not be present in an exchange environment. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's net assets.

Futures Contracts and Options on Futures Contracts

         To hedge against changes in interest rates and securities prices or for non-hedging purposes, the Fund may purchase and write (sell) various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Fund's investment adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Fund's investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or interest rates then available in the applicable market to be less favorable than prices or rates that are currently available.

         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell (if the option is exercised) a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase (if the option is exercised) a futures contract which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same securities. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         The Fund may use options on futures contracts for bona fide hedging or non-hedging purposes as discussed below.

         Other Considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to engage in such transactions without registering as commodity pool operators. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for non-hedging options on futures (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's net assets. The Fund will engage in transactions in futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Transaction costs associated with futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities, futures on a municipal securities index and stock index futures.

Tax-Exempt Bonds

         Tax-Exempt Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Tax-Exempt Bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are, or have been under prior law, issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airports, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations are included within the term Tax-Exempt Bonds if the interest paid thereon qualifies as excluded from gross income for federal income tax purposes. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Tax-Exempt Bonds, although the current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of Tax-Exempt Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Tax-Exempt Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in security of Tax-Exempt Bonds, both within a particular classification and between classifications, depending on numerous factors.


         The Fund may invest more than 25% of its total assets in securities of companies in the gas, electric, telephone, sewer and water, public and private utility sectors of the municipal bond market. In view of this, an investment in the Fund should be made with an understanding of the characteristics of these economic sectors and the potential risks of such an investment. Sector-wide problems include the effects of fluctuating economic conditions, energy conservation practices on levels of usage, difficulties in obtaining timely and adequate rate relief, compliance with environmental regulations, increasing capital expenditures and uncertainties with respect to fuel availability at reasonable prices. The Fund does not consider broader economic sectors of the municipal bond market such as the utilities sector to be a single industry and will not purchase securities if more than 25% of its total assets would be invested in any one industry. For purposes of this limitation, Tax-Exempt Bonds, except those issued for the benefit of non-governmental users, are not considered to be part of an industry. The Fund may invest 25% or more of its total assets in Tax-Exempt Bonds of issuers in any one state or it may invest 25% or more of its total assets in industrial development bonds.


         The yields on Tax-Exempt Bonds are dependent on a variety of factors, including general money market conditions, general conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The value of outstanding Tax-Exempt Bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of Tax-Exempt Bonds; should such interest rates rise, the values of outstanding bonds, including those held in the Fund's portfolio, will decline and (if purchased at principal amount) would sell at a discount, and, if such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of the Tax-Exempt Bonds held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Tax-Exempt Bonds. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Bonds for investment by the Fund and the value of the Fund's portfolio would be affected. Additionally, the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund.


         The Fund will limit portfolio turnover to the extent practicable and consistent with its investment objective and policies. While it does not intend to engage in short-term trading, the Fund will not preclude itself from taking advantage of short-term trends and yield disparities that might occur from time to time. A higher portfolio turnover rate will result in correspondingly higher transaction costs.


2.       INVESTMENT RESTRICTIONS


         Fundamental Investment Restrictions. The Fund has adopted certain investment restrictions which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" ( as defined in the 1940 Act) of the Fund. The Fund may not:

1. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities), if as a result: (a) more than 25% of the value of the Fund's total assets would then be invested in securities of any single issuer; or (b) as to 75% of the value of the Fund's total assets, more than 5% of the value of the Fund's total assets would then be invested in securities of any single issuer. For the purpose of this limitation, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member as a separate issuer;

2. Borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

3. Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 5% of the value of the Fund's total assets;

4. Knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale or which are not readily marketable, or purchase the securities of any other investment company, except that it may make purchases of securities of investment companies in accordance with its investment objective, policies, and restrictions or as part of a merger, consolidation or acquisition of assets;

5. Underwrite any issue of securities, except in connection with the purchase of securities in accordance with its investment objective, policies and limitations, or participate on a joint or joint-and-several basis in any securities trading account;

6. Purchase or sell real estate (or real estate limited partnerships), but this shall not prevent the Fund from investing in Tax-Exempt Bonds or other permitted obligations secured by real estate or interests therein;

7. Purchase or sell commodities or commodity contracts except options, financial futures or options on financial futures contracts in accordance with its investment objective, policies, and restrictions, or invest in oil, gas or other mineral leases, exploration or development programs, or write or purchase puts, calls, straddles, spreads or any combination thereof;

8. Make loans, except through the purchase of securities,  including  repurchase
agreements,   in  accordance  with  its  investment   objective,   policies  and
limitations;

9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions and margin payments in connection with options, financial futures contracts and options on financial futures contracts; or

10. Purchase or retain the securities of any issuer other than the securities of the Fund, if, to the Fund's knowledge, those officers and trustees of the Fund, or of the investment adviser or underwriter, who own individually or beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

         If a percentage restriction on investment or utilization of assets set forth in any of the above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a change in the rating of a portfolio security will not be considered a violation of policy.

2.       MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.


     JOHN F. COGAN,  JR.*,  Chairman of the Board,  President and Trustee,  DOB:
June 1926 President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"), Pioneer Real Estate Advisors, Inc., Pioneer Forest, Inc., Pioneer Explorer, Inc., Pioneer Management (Ireland) Ltd. ("PMIL") and Closed Joint Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Investment Fund Joint Stock Company, S.A. and Pioneer Czech Investment Company, A.S.; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Partner, Hale and Dorr LLP (counsel to PGI and the Trust).


MARY K. BUSH, Trustee,  DOB:  April 1948
4201 Cathedral Avenue, NW, Washington, DC  20016
President, Bush & Co., an international financial advisory firm; Director and Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc. (not-for-profit educational organization), Small Enterprise Assistance Fund and Wilberforce University; Advisory Board Member, Washington Mutual Investors Fund, a registered investment company; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

RICHARD H. EGDAHL, M.D.,Trustee, DOB:  December 1926
Boston University Health Policy Institute, 53 Bay State Road, Boston, MA 02115 Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute and Boston University Program for Health Care Entrepreneurship; Director, CORE (management of workers' compensation and disability costs - NASDAQ); Director, WellSpace (provider of complementary health care); Trustee, Boston Medical Center; Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee, DOB:  May 1947
The Keep, P.O. Box 110, Little Deer Isle, ME  04650
Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology and Associate Dean, Boston University School of Management, from 1989 to 1993; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, Trustee, DOB:  July 1917
6363 Waterway Drive, Falls Church, VA  22044
Professor Emeritus, George Washington University; Director, American Productivity and Quality Center; Adjunct Scholar, American Enterprise Institute; Economic Consultant; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee, DOB: May 1948 One Boston Place, Suite 2635, Boston, MA 02108 President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President, DOB: February 1944 Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIntl, First Russia, Omega, Pioneer SBIC Corporation ("Pioneer SBIC"), PMIL, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee, DOB:  September 1928
125 Broad Street, New York, NY  10004
Of Counsel to Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds); and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP,  Trustee, DOB: June 1936 One North Adgers Wharf, Charleston,
SC 29401 President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.


WILLIAM H. KEOUGH, Treasurer, DOB:  April 1937
Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC; and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB:  August 1946
Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
Manager of Business Planning and Internal Audit of PMC since September 1998; Manager of Fund Accounting of PMC since May 1994; Manager of Auditing,
Compliance and Business Analysis for PGI prior to May 1994; and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:  March 1964
General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and junior partner of Hale and Dorr LLP prior to 1995.



MARK L. WINTER, Vice President,  DOB:  May 1951
       Vice President of the Fund since 1993; formerly, Portfolio Manager, Mutual of Omaha Fund Management Company (until 1993.)

         The Fund's Agreement and Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

     The table below lists all the Pioneer U. S. mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.
                                         Investment           Principal
Fund Name                                  Adviser           Underwriter


Pioneer International Growth Fund            PMC                 PFD
Pioneer Europe Fund                          PMC                 PFD
Pioneer World Equity Fund                    PMC                 PFD
Pioneer Emerging Markets Fund                PMC                 PFD
Pioneer India Fund                           PMC                 PFD
Pioneer Capital Growth Fund                  PMC                 PFD
Pioneer Mid-Cap Fund                         PMC                 PFD
Pioneer Growth Shares                        PMC                 PFD
Pioneer Small Company Fund                   PMC                 PFD
Pioneer Independence Fund                    PMC               Note 1
Pioneer Micro-Cap Fund                       PMC                 PFD
Pioneer Gold Shares                          PMC                 PFD
Pioneer Equity-Income Fund                   PMC                 PFD
Pioneer Balanced Fund                        PMC                 PFD
Pioneer Fund                                 PMC                 PFD
Pioneer II                                   PMC                 PFD
Pioneer Real Estate Shares                   PMC                 PFD
Pioneer Short-Term Income Trust              PMC                 PFD
Pioneer America Income Trust                 PMC                 PFD
Pioneer Bond Fund                            PMC                 PFD
Pioneer Intermediate Tax-Free Fund           PMC                 PFD
Pioneer Tax-Free Income Fund                 PMC                 PFD
Pioneer Cash Reserves Fund                   PMC                 PFD
Pioneer Interest Shares                      PMC                Note 2
Pioneer Variable Contracts Trust             PMC                Note 3

Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end fund.

Note 3 This is a series of ten separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.




         To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of March 31, 1998,, except Mr. Cogan who then owned approximately 14% of such shares.

           As of March 31, 1998, the Trustees and Officers of the Fund owned beneficially in the aggregate less than 1% of the outstanding shares of the Fund. As of such date Merrill Lynch Pierce Fenner & Smith Inc., for the sole benefit of its customers, 4800 Deer Lake Drive East 3rd Fl, Jacksonville, FL 32246-6484 owned approximately 8.94% (47,673.331) of the outstanding Class B shares and 12.60% (19,252.781) of the outstanding Class C shares; Smith Barney Inc., 388 Greenwich Street, New York, NY 10013-2375 owned approximately 11.45% (17,499.482), 9.72% (14,852.486), 5.56% (8,505.367) and 5.38% (8,226.504) of the
outstanding Class C shares; Raffaella R. Buonocore TTEE of the Raffaella R. Buonocore Living Trust owned approximately 9.08% (13,877.874) of the outstanding Class C shares; and Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA 02109-1800 owned approximately 6.07% (9,283.320) of the outstanding Class C shares; Compensation of Officers and Trustees
                  The Fund pays no salaries or compensation to any of its officers. The Fund will pay an annual trustee's fee to each Trustee who is not affiliated with PMC, PGI, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of the average net assets of the Fund. In addition, the Fund will pay a per meeting fee of $100 to each Trustee who is not affiliated with PMC, PGI, PFD or PSC. The Fund also pays an annual committee participation fee to trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees are allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds receives an annual fee equal to 10% of the aggregate annual trustee's fee, except the Committee Chair who receives an annual trustee's fee equal to 20% of the aggregate annual trustee's fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, receive an annual fee equal to 5% of the annual trustee's fee, except the Committee Chair who receives an annual trustee's fee equal to 10% of the annual trustee's fee. Each Trustee who is not affiliated with PMC, PGI, PFD or PSC also receives $375 per meeting for attendance at meetings of the Non-Interested Trustees Committee, except for the Committee Chairperson who will receive an additional $375 per meeting. Any such fees paid to affiliates or interested persons of PMC, PGI, PFD or PSC are reimbursed to the Fund under its management contract.


The following table provides information regarding the compensation paid by the Fund and other Pioneer mutual funds to the Trustees for their services.


                                                                   Pension or                    Total
                                                                   Retirement                Compensation
                                                                    Benefits                 from the Fund
                                            Aggregate                Accrued                 and all other
                                          Compensation             as Part of                   Pioneer
TrusteeFrom the Fund*                  the Fund's Expenses       Mutual Funds**


John F. Cogan, Jr.                            $   500                   $0                     $12,000
Mary K. Bush +                                  1,106                   $0                     $30,000
Richard H. Egdahl, M.D.                        $2,283                   $0                     $62,000
Margaret B.W. Graham                           $2,283                   $0                     $60,000
John W. Kendrick                               $2,118                   $0                     $55,800
MargueriA. Piret                               $2,838                   $0                     $80,000
David D. Tripple                              $   500                   $0                     $12,000
Stephen K. West                                $2,319                   $0                     $63,800
John Winthrop                                  $2,601                   $0                     $69,000

  Totals                                      $16,548                   $0                    $444,600
                                              =======                   ==                    ========


 *  As of December 31, 1997, the Fund's fiscal year end.
**  As of December 31, 1997
+   Mary K. Bush became a Trustee on June 23, 1997.


4. INVESTMENT ADVISER As stated in the Prospectus, PMC, 60 State Street, Boston, Massachusetts 02109, serves as the Fund's investment adviser. PMC became the Fund's investment adviser on December 1, 1993. Prior to that date, Mutual of Omaha Fund Management Company ("FMC") served as the Fund's investment adviser. The management contract is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Trustees or a majority of its outstanding voting securities and the giving of 60 days' written notice.

         As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the following rates per annum of the Fund's average daily net assets. The fee is computed and accrued daily and paid monthly.



Net Assets                                     Annual Rate

For assets up to $250,000,000                      0.50%
For assets in excess of $250,000,000
  to $300,000,000                                  0.48%
Over $300,000,000                                  0.45%

         PMC agreed that until December 1, 1995, its fee would not exceed the fee that would have been payable under the previous management contract with FMC, without giving effect to any expense limitation. Under the previous management contract with FMC, which was terminated on December 1, 1993, the Fund paid FMC a management fee at an annual rate equal to the following percentages of the Fund's average daily net assets:

Net Assets                                       Annual Rate

For assets up to and including $100,000,000          .50%
For assets in excess of $100,000,000
  to $200,000,000                                    .48%
For assets in excess of $200,000,000
  to $300,000,000                                    .46%
For assets in excess of $300,000,000
  to $400,000,000                                    .44%
For assets in excess of $400,000,000
  to $500,000,000                                    .42%
For assets of $500,000,000 and over                  .40%

         .


During the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997the Fund incurred management fees of $2,153,083, and $2,196,607and $2,063,785, respectively.


5.       UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

         The Fund has entered into an Underwriting Agreement with PFD. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear certain distribution expenses not borne by the Fund.

         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities law. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

         The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to each Class of shares (the "Class A Plan", "Class B Plan" and "Class C Plan") (together, the "Plans").

Class A Plan

         Pursuant to the Class A Plan, the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of the Class A shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus under the caption "Distribution Plans." The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares, the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

Class B Plan


         The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to Class B shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all CDSCs attributable to Class B shares. See "Distribution Plans" in the Prospectus. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.




Class C Plan


         The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% and additional compensation at a rate of up to 0.75% of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


         The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distribution Plans" in the Prospectus.) When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.



General

         In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.


         The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Plan) of the Fund, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the respective Class of the Fund. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). In the Trustees'
quarterly review of the Plans, they will consider a Plan's continued appropriateness and the level of compensation it provides.

     During the fiscal year ended December 31, 1997, the Fund incurred total distribution fees pursuant to the Fund's Class A Plan, Class B Plan and Class C Plan of $1,052,278,, $50,451 and $9,515, respectively. Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum of 4% of the lower of the cost or market value of the shares and Class C shares are subject to a 1% CDSC. During the fiscal year ended December 31, 1997, CDSCs, in the amount of approximately $24,904 were paid to PFD.




6.       SHAREHOLDER SERVICING/TRANSFER AGENT


         The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing agent and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party upon 90 days' written notice.


         Under the terms of its contract with the Fund, PSC will service shareholder accounts, and its duties will include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.

         PSC receives an annual fee of $30.00 per Class A, Class B and Class C shareholder account from the Fund as compensation for the services described above. PSC is also reimbursed by the Fund for its out-of-pocket expenditures. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services, such as specific transaction processing and recordkeeping services. Any such payments by the Fund would be in lieu of the per account fee which would otherwise be paid by the Fund to PSC.



7.       CUSTODIAN


         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian (the "Custodian") of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian also provides fund accounting, bookkeeping and pricing assistance to the Fund.


         The Custodian does not determine the investment policies of the Fund or decide which securities it will buy or sell. The Fund may invest in securities issued by the Custodian, deposit cash in the Custodian and deal with the Custodian as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

8.       PRINCIPAL UNDERWRITER


         PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the Fund in connection with the continuous offering of the Class A, Class B and Class C shares of the Fund.

         During the Fund's fiscal years ending December 31, 1995,1996 and 1997 net underwriting commissions retained by PFD in connection with the offering of Fund shares were $99,407, $77,023 and $50,526, respectively. Commissions reallowed to dealers by PFD in those periods were $754,315, $531,201 and $348,767, respectively.


         The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with a reorganization, statutory merger, or other acquisition of portfolio securities.

9.       INDEPENDENT PUBLIC ACCOUNTANT

         Effective January 1, 1994, Arthur Andersen LLP 225 Franklin Street, Boston, Massachusetts 02110, was selected as the independent public accountant for the Fund, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC. Previously, Coopers & Lybrand had served as independent public accountant to the Fund. Arthur Andersen's election as independent public accountant was approved, at a meeting called for the purpose of voting on such approval, by the vote of a majority of those Trustees on the Board of Trustees who are not interested persons of the Fund.

10.      PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Fund's Management Contract. In selecting broker-dealers, PMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any broker-dealer spreads.

         PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies managed by PMC or who sell shares of the Pioneer mutual funds. In addition, if PMC determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Fund and other investment companies managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided.

         The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund as well as other investment companies managed by PMC, although not all such research may be useful to the Fund. Conversely, such information provided by broker-dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         The Board of Trustees periodically reviews PMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.


         In addition to the Fund, PMC acts as investment adviser or subadviser to the other Pioneer mutual funds, Pioneer Interest Shares and certain private accounts with investment objectives similar to that of the Fund. Securities frequently meet the investment objective of the Fund, such other funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each mutual fund or account presently has in a particular industry and the availability of investment funds in each mutual fund or account.

         It is possible that at times identical securities will be held by more than one mutual fund and/or account. However, positions in the same issue may vary and the length of time that any mutual fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another Pioneer mutual fund, Pioneer Interest Shares or a private account managed by PMC may not be able to acquire as large a position in such security as it desires, it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one mutual fund or account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.


         The Fund paid no brokerage commissions for the fiscal years ended December 31, 1994, 1995 and 1996.


11.         TAX STATUS

It is the Fund's policy to meet the requirements of Subchapter M of the Code, for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets and the distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.

In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from interest, payments with respect to securities loans, gains from the sale or other disposition of securities or other income (including gains from options and futures contracts) derived with respect to its business of investing in such securities (the "90% income test")and satisfy certain annual distribution and quarterly diversification requirements.


In accordance with its investment objectives, the Fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. Since the protection of capital is an important aspect of the Fund's investment objectives, the Fund may from time to time invest a portion of its portfolio in short-term obligations and may engage in transactions generating gains or income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The Fund's distributions from such gains or income will not be "exempt-interest dividends" and, accordingly, will be taxable.


The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt "exempt-interest dividends" to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the Fund during any particular month. That portion of the Fund's dividends and distributions not designated as tax-exempt will be taxable as described below.


Dividends from investment company taxable income, which includes taxable net investment income and net short-term capital gain in excess of net long-term capital loss, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the 1997 TRA that (subject to possible modification by future "technical corrections" legislation) enable the Fund to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA. The Fund will provide appropriate information to its shareholders about its distributions, including the tax rate(s) applicable to its distributions from its long-term capital gains, in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.


If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders. As of the end of its most recent taxable year, the Fund had no capital loss carryforwards.


At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions by the Fund on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions under the new rate structure enacted in the 1997 TRA. Any loss realized by a shareholder on the redemption, exchange, or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares.

In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the Fund at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

Options written or purchased and futures contracts entered into by the Fund on certain securities or indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain if an option, futures contract or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts and straddles may affect the amount, timing and character of the Fund's income and losses and hence of its distributions to shareholders.


The   Fund's   dividends   and   distributions   will   not   qualify   for  any
dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the Fund makes no commitment to seek to satisfy. However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local laws applicable to the shareholder.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund.

Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including taxable dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the Fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.


If, as anticipated, the Fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.


The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.


12.      DESCRIPTION OF SHARES

General

         The Fund is an open-end investment company established as a Nebraska corporation in 1968 and reorganized as a Delaware business trust in June 1994. Prior to December 1, 1993 the Fund was called Mutual of Omaha Tax-Free Income Fund, Inc. and prior to June 30, 1994 was called Pioneer Tax-Free Income Fund, Inc. Reference to the Fund includes both the Delaware business trust and the Nebraska corporation. The Board of Trustees, as of the date of this Statement of Additional Information, has authorized the issuance of three classes of shares, Class A, Class B and Class C.

         Unless otherwise required by the 1940 Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

         The Declaration of Trust permits the issuance of series of shares in addition to the Fund which would represent interests in separate portfolios of investments. No series would be entitled to share in the assets of any other series or be liable for the expenses or liabilities of any other series.

         In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

Shareholder and Trustee Liability

         The Fund is organized as a Delaware business trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other series of the trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification by the Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


13.      DETERMINATION OF NET ASSET VALUE


         The net asset value per share of each class of the Fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on each day the Exchange is open for business. As of the date of this Statement of Additional Information, the Exchange is open for business every weekday except for the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption, the Fund's net asset value per share may not be determined.

         The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less its liabilities attributable to that class, and dividing the result by the number of outstanding shares of the class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily and taken into account.


         In determining the value of the assets of the Fund for the purpose of obtaining the net asset value, securities for which reliable quotations are readily available shall be valued on the basis of valuations furnished by pricing services which utilize electronic data processing techniques to determine the valuations for normal institutional-size trading units of such securities. Securities not valued by the pricing service for which reliable quotations are readily available, shall be valued at market values furnished by recognized dealers in such securities. Short-term obligations with remaining maturities of 60 days or less shall be valued at amortized cost. Securities and other assets for which reliable quotations are not readily available, shall be valued at their fair value as determined in good faith under consistently applied guidelines established by and under the general supervision of the Board of Trustees of the Fund, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

14.      SYSTEMATIC WITHDRAWAL PLAN


         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic checks of $50 or more will be deposited monthly or quarterly directly into a bank account designated by the applicant, or will be sent by check to the applicant, or to any person designated by the applicant. A designation of a third party to receive payments requires an acceptable signature guarantee. SWPs for Class B and C share accounts will be limited to 10% of the value of the account at the time the SWP is implemented as described in the Prospectus. See "Waiver or Reduction of Contingent Deferred Sales Charge" in the Prospectus.



         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. Redemptions are taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

15.      LETTER OF INTENT (Class A only)

A Letter of Intent ("LOI") may be established by completing the LOI section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess. See "How to Purchase Fund Shares - Letter of Intent" in the Prospectus for more information.


16.  INVESTMENT RESULTS

         Other Quotations, Comparisons, and General Information

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to other relevant indices. For example, the Fund may compare its yield and total return to the Shearson Lehman Hutton Municipal Bond Index, or other comparable indices or investment vehicles. In addition, the performance of the Fund may be compared to alternative investment or savings vehicles (such as individual securities, bank deposits, or certificates of deposit) and/or indices or indicators of economic activity, e.g., inflation, interest rates, or the Consumer Price Index, performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Personal Investor, Smart Money, USA Today, U.S. News and World Report, the Wall Street Journal, and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including CDA Weisenberger, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Ibbotson Associates, Johnson's Charts, Kanon Bloch Carre and Company, Lipper Analytical Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

         In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements in sales literature, or in reports to shareholders of the Fund. The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since the Fund's inception.

         In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

         One of the methods used to measure the Fund's performance is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in the Fund, over any period up to the lifetime of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages.
Past performance cannot guarantee any particular future result.

         Other data that may be advertised or published about the Fund include the average portfolio quality, the average portfolio maturity, and the average portfolio duration.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.

         The Fund's yield quotations and average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

         Standardized Yield Quotations

         Yield quotations for Class A, Class B and Class C shares are computed by dividing the net investment income per share attributable to a class during a base period of 30 days, or one month, by the maximum offering price per share of that class of the Fund on the last day of such base period in accordance with the following formula:

                                          a-b
                  YIELD =  2[( ----- +1)6-1]
                                           cd

Where:            a        =        interest earned during the period

                  b        =        net expenses accrued for the period

                  c                 =  the  average   daily   number  of  shares
                                    outstanding during the period that were entitled to receive dividends

                  d        =        the maximum offering price per share on the
                                    last day of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         (i) The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates;

         (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period;

         (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled;

         (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date;

         (v) Obligations with sinking fund call provisions may be regarded as maturing as to that portion to be retired on each sinking fund call date or during a twelve-month period; and

         (vi) In the case of a tax exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest of the obligation is used in lieu of yield to maturity to determine interest income earned on the obligation. In the case of a tax exempt obligation with original issue discount where the discount based on the current market value of the obligation exceeds the then remaining portion of original issue discount (i.e. market discount), the yield to maturity used to determine interest income earned on the obligation is the imputed rate based on the original issue discount calculation. In the case of a tax exempt obligation with original issue discount where the discount based on the current market value of the obligation is less than the then remaining portion of the original issue discount (market premium), the yield to maturity used to determine interest income earned on the obligation is based on the market value of the obligation.


         The Fund's 30-day SEC yield for Class A shares, Class B shares and Class C shares on December 31, 1997, determined in accordance with the formula above, was 3.94%, 3.32% and 3.17%, respectively.


         Taxable Equivalent Yield


         The Fund may also from time to time advertise its taxable equivalent yield which is determined by dividing that portion of the Fund's yield (calculated as described above) that is tax exempt by one minus the stated federal income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax exempt. The Fund's tax-equivalent yield assuming a 39.6% tax rate for the period ended December 31, 1997 was 6.52%, 5.50%and 5.25% for Class A shares, Class B shares, and Class C shares, respectively. For a description of how to compare yields on municipal bonds and taxable securities, see the Taxable Equivalent Formula set forth in Appendix A to the Prospectus.


Standardized Average Annual Total Return Quotations

         Average annual total return quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                            P(1+T)n  =  ERV

Where:  P         =        a hypothetical initial payment of $1000, less the
                           maximum sales load for Class A shares or the deduction of the CDSC on Class B or Class C shares at the end of the period.

         T        =        average annual total return

         n        =        number of years

         ERV      =        ending redeemable value of the hypothetical $1000
                           initial payment made at the beginning of the designated period (or fractional portion thereof)

         For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular Class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Class' mean account size.


         The average annual total returns for period ending December 31, 1997 were:


                              1 Year          5 Years           10 Years         Life-of-Fund
                              ------          -------           --------         ------------


Class A Shares*               4.07%           5.89              8.02             6.64%
Class B Shares**              4.16)%          N/A               N/A              5.98%
Class C Shares***             8.32            N/A               N/A              5.44%


*        Commencement of operations, January 18, 1977.
**       Class B shares were first offered on April 28, 1995.
***      Class C shares were first offered on January 31, 1996

         Class A share results reflect the maximum sales charge of 4.50%. Class B share results reflect the deduction of the maximum applicable CDSC at the end of the period; the maximum CDSC of 4% declines over six years. Class C share results reflect a deduction of the 1% CDSC at the end of the period.


Automated Information Line

         FactFoneSM,   Pioneer's  24-hour  automated  information  line,  allows
shareholders   to  dial   toll-free   1-800-225-4321   and  hear  recorded  fund
information, including:

         o                 net asset value prices for all Pioneer mutual funds;

         o                 annualized 30-day yields on Pioneer's bond funds;


         o annualized 7-day yields and 7-day effective (compound) yields for Pioneer Cash
                           Reserves Fund; and


         o dividends and capital gains distributions on all Pioneer mutual funds.

         Yields  are  calculated  in  accordance  with  SEC  mandated   standard
formulas.

         In addition, by using a personal identification number ("PIN"), shareholders may access their account balance and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.


All performance numbers communicated through FactFoneSM represent past performance and include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.


17.  GENERAL INFORMATION

         The Fund is registered with the SEC as a diversified open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Fund. For further information with respect to the Fund and the securities offered hereby, reference is made to the registration statement filed with the SEC, including all exhibits thereto. Annual and semiannual reports of the Fund are mailed to each shareholder.

18.  FINANCIAL STATEMENTS


         The Fund's Annual Report, filed with the SEC on February 23, 1998 (Accession No. 0000202679-98-000004) is incorporated by reference into this Statement of Additional Information. The financial statements in the Fund's Annual Report, including the financial highlights, for the period ended December 31, 1997, included or incorporated by reference into the Prospectus and this Statement of Additional Information, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements, and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving their report.

                                   APPENDIX A

         The three highest ratings of Moody's for Tax-Exempt Bonds are Aaa, Aa and A. Tax-Exempt Bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Tax-Exempt Bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated Tax-Exempt Bonds. The Aaa and Aa rated Tax-Exempt Bonds comprise what are generally known as "high grade bonds." Tax-Exempt Bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated Tax-Exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds in the A group which offer the maximum security are rated A-1.

         The three highest ratings of S&P for Tax-Exempt Bonds are AAA (Prime), AA (High Grade) and A (Good Grade). Tax-Exempt Bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The category of A describes the "third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because: with respect to general obligation bonds, there is some weakness either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. AA and A rated bonds may be modified with a (+) or (-) when appropriate to provide more detailed indications on credit quality.

         The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligation rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's. Corporate debt obligations rated AAA by S&P are "highest grade obligations." Obligations bearing the rating of AA also qualify as "high grade obligations" and "in the majority of instances differ from AAA issues only in small degree." Corporate debt obligations rates A by S&P are regarded as "upper medium grade" and have "considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions." The Moody's corporate debt ratings of Aaa, Aa and A do not differ materially from those set forth above for Tax-Exempt Bonds.

         The commercial paper ratings of A-1 by S&P and P-1 by Moody's are the highest commercial paper ratings of the respective agencies. The issuer's earnings, quality of long-term debt, management and industry position are among the factors considered in assigning such ratings.

         Subsequent to its purchase by the Fund, an issue of Tax-Exempt Bonds or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but PMC will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P and Moody's for Tax-Exempt Bonds or temporary investments may change as a result of changes in such organizations, or changes in their ratings systems, the Fund will attempt to use comparable ratings as standards for its investments in Tax-Exempt Bonds or temporary investments in accordance with the investment policies contained herein.

                                                    APPENDIX B

                                              PERFORMANCE STATISTICS

                                           Pioneer Tax-Free Income Fund
                                                  Class A Shares



                                                                                     Net Asset Value
                  Initial       Offering Price     Sales Charge    Shares Purchased     Per Share        Initial Net
    Date         Investment                          Included                                            Asset Value

   1/18/77        $10,000          $15.7900           4.50%             633.312           $15.08            $9550


                                      Dividends and Capital Gains Reinvested

                                                  Value of Shares



      Date        From Investment             From Cap. Gains           From Dividends              Total Value
                                                Reinvested                Reinvested

    12/31/86              $7,403                   $887                     $8,951                    $17,241
    12/31/87              $6,776                   $812                     $9,384                    $16,972
    12/31/88              $7,074                   $848                    $11,129                    $19,051
    12/31/89              $7,263                   $871                    $12,845                    $20,979
    12/31/90              $7,296                   $884                    $14,352                    $22,532
    12/31/91              $7,593                  $1,302                   $16,451                    $25,346
    12/31/92              $7,650                  $1,800                   $18,108                    $27,558
    12/31/93              $8,031                  $2,534                   $20,571                    $31,136
    12/31/94              $7,119                  $2,254                   $19,778                    $29,151
    12/31/95              $7,828                  $2,719                   $23,511                    $34,058
    12/31/96              $7,574                  $3,188                   $24,512                    $35,274
    12/31/97              $7,707                  $3,987                   $26,733                    $38,427









                                           Pioneer Tax-Free Income Fund
                                                  Class B Shares




                                                                                     Net Asset Value
                  Initial       Offering Price     Sales Charge    Shares Purchased     Per Share        Initial Net
    Date         Investment                          Included                                            Asset Value
   4/28/95        $10,000          $11.8100           4.00%            846.740           $11.8100          $10,000


                                      Dividends and Capital Gains Reinvested

                                                  Value of Shares


      Date        From Investment   From Cap. Gains   From Dividends        Contingent Deferred Sales   Total Value  CDSC Percentage
                                                                               Charge if Redeemed
                                       Reinvested       Reinvested
    12/31/95             $10,423          $77              $294                       $400              $10,394          4.00%
    12/31/96             $10,059          $250             $771                       $400              $10,680          4.00%

    12/31/97             $10,237          $488            $1,260                      $300              $11,685          3.00%








                                           Pioneer Tax-Free Income Fund
                                                  Class C Shares




                                                                                     Net Asset Value
                  Initial       Offering Price     Sales Charge    Shares Purchased     Per Share        Initial Net
    Date         Investment                          Included                                            Asset Value
   1/31/96        $10,000          $12.320            1.00%           $ 811.688           $12.32           $10,000


                                      Dividends and Capital Gains Reinvested

                                                  Value of Shares


      Date        From Investment   From Cap. Gains   From Dividends        Contingent Deferred Sales  Total Value   CDSC Percentage
                                                                             Charge if Redeemed
                                   Reinvested         Reinvested

    12/31/96    $9,642          $163                 $414                        $96                     $10,123      1.00%
    12/31/97    $9,830          $381                 $859                        $0                      $11,070      0.00%



                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the Fund, do not reflect past performance and do not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange
(NYSE).

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX
The Merrill Lynch Micro-Cap Index represents the performance of 2,036 stocks ranging in market capitalization from $50 million to $220 million. Index returns are calculated monthly.

LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI")
MSCI's international indices are based on the share prices of approximately 1,700 companies listed on stock exchanges in the 22 countries that make up the MSCI World Index. MSCI's emerging market indices are comprised of approximately 1000 stocks from 26 countries.

Countries in the MSCI EAFE Index are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Countries in the MSCI Emerging Markets Free Index are: Argentina, Brazil, Chile, China Free, Czech Republic, Colombia, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea (at 50%), Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan (at 50%), Thailand Free, Turkey and Venezuela.

6-MONTH CDs
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W. Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30-DAY) TREASURY BILLS
For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS
("NAREIT")EQUITY REIT INDEX
All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES
The Russell 3000(R) Index (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $2.8 billion. The Russell 2500TM Index measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $733.4 million, and the largest company in the index has an approximate market capitalization of $2.9 billion. The Russell 2000(R) Index measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.1 billion. The Russell 1000(R) Index (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $7.6 billion. The smallest company in the index has an approximate market capitalization of $1.1 billion. The Russell MidcapTM Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $8.0 billion.

The Russell indexes are reconstituted annually as of July 1, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The Wilshire Real Estate Securities Index is a market capitalization weighted index of 120 publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships.

The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous. The companies in the index are 91.66% equity and hybrid REITs and 8.33% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX
The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER BALANCED FUNDS INDEX
This index represents equally weighted performance, adjusted for capital gains distributions and income dividends, of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Sources:  Ibbotson Associates, Towers Data Systems,
Lipper Analytical Services, Inc.,  Merrill Lynch and PGI

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               Dow                                       S&P/           S&P/
                 S&P          Jones        U.S. Small                    BARRA         BARRA         Merrill Lynch
                 500       Industrial        Stock          U.S.          500           500            Micro-Cap
                             Average         Index       Inflation      Growth         Value             Index

----------------------------------------------------------------------------------------------------------------------

Dec 1925         N/A           N/A            N/A           N/A           N/A           N/A               N/A
Dec 1926        11.62          N/A            0.28         -1.49          N/A           N/A               N/A
Dec 1927        37.49          N/A           22.10         -2.08          N/A           N/A               N/A
Dec 1928        43.61         55.38          39.69         -0.97          N/A           N/A               N/A
Dec 1929        -8.42        -13.64          -51.36         0.20          N/A           N/A               N/A
Dec 1930       -24.90        -30.22          -38.15        -6.03          N/A           N/A               N/A
Dec 1931       -43.34        -49.02          -49.75        -9.52          N/A           N/A               N/A
Dec 1932        -8.19        -16.88          -5.39         -10.30         N/A           N/A               N/A
Dec 1933        53.99         73.72          142.87         0.51          N/A           N/A               N/A
Dec 1934        -1.44         8.08           24.22          2.03          N/A           N/A               N/A
Dec 1935        47.67         43.77          40.19          2.99          N/A           N/A               N/A
Dec 1936        33.92         30.23          64.80          1.21          N/A           N/A               N/A
Dec 1937       -35.03        -28.88          -58.01         3.10          N/A           N/A               N/A
Dec 1938        31.12         33.16          32.80         -2.78          N/A           N/A               N/A
Dec 1939        -0.41         1.31            0.35         -0.48          N/A           N/A               N/A
Dec 1940        -9.78         -7.96          -5.16          0.96          N/A           N/A               N/A
Dec 1941       -11.59         -9.88          -9.00          9.72          N/A           N/A               N/A
Dec 1942        20.34         14.12          44.51          9.29          N/A           N/A               N/A
Dec 1943        25.90         19.06          88.37          3.16          N/A           N/A               N/A
Dec 1944        19.75         17.19          53.72          2.11          N/A           N/A               N/A
Dec 1945        36.44         31.60          73.61          2.25          N/A           N/A               N/A
Dec 1946        -8.07         -4.40          -11.63        18.16          N/A           N/A               N/A
Dec 1947        5.71          7.61            0.92          9.01          N/A           N/A               N/A
Dec 1948        5.50          4.27           -2.11          2.71          N/A           N/A               N/A
Dec 1949        18.79         20.92          19.75         -1.80          N/A           N/A               N/A
Dec 1950        31.71         26.40          38.75          5.79          N/A           N/A               N/A
Dec 1951        24.02         21.77           7.80          5.87          N/A           N/A               N/A
Dec 1952        18.37         14.58           3.03          0.88          N/A           N/A               N/A
Dec 1953        -0.99         2.02           -6.49          0.62          N/A           N/A               N/A
Dec 1954        52.62         51.25          60.58         -0.50          N/A           N/A               N/A
Dec 1955        31.56         26.58          20.44          0.37          N/A           N/A               N/A
Dec 1956        6.56          7.10            4.28          2.86          N/A           N/A               N/A
Dec 1957       -10.78         -8.63          -14.57         3.02          N/A           N/A               N/A
Dec 1958        43.36         39.31          64.89          1.76          N/A           N/A               N/A
Dec 1959        11.96         20.21          16.40          1.50          N/A           N/A               N/A
Dec 1960        0.47          -6.14          -3.29          1.48          N/A           N/A               N/A
Dec 1961        26.89         22.60          32.09          0.67          N/A           N/A               N/A
Dec 1962        -8.73         -7.43          -11.90         1.22          N/A           N/A               N/A
Dec 1963        22.80         20.83          23.57          1.65          N/A           N/A               N/A


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                               Dow                                       S&P/           S&P/
                 S&P          Jones        U.S. Small                  BARRA 500       BARRA         Merrill Lynch
                 500       Industrial        Stock          U.S.        Growth          500            Micro-Cap
                             Average         Index       Inflation                     Value             Index

----------------------------------------------------------------------------------------------------------------------

Dec 1964        16.48         18.85          23.52          1.19          N/A           N/A               N/A
Dec 1965        12.45         14.39          41.75          1.92          N/A           N/A               N/A
Dec 1966       -10.06        -15.78          -7.01          3.35          N/A           N/A               N/A
Dec 1967        23.98         19.16          83.57          3.04          N/A           N/A               N/A
Dec 1968        11.06         7.93           35.97          4.72          N/A           N/A               N/A
Dec 1969        -8.50        -11.78          -25.05         6.11          N/A           N/A               N/A
Dec 1970        4.01          9.21           -17.43         5.49          N/A           N/A               N/A
Dec 1971        14.31         9.83           16.50          3.36          N/A           N/A               N/A
Dec 1972        18.98         18.48           4.43          3.41          N/A           N/A               N/A
Dec 1973       -14.66        -13.28          -30.90         8.80          N/A           N/A               N/A
Dec 1974       -26.47        -23.58          -19.95        12.20          N/A           N/A               N/A
Dec 1975        37.20         44.75          52.82          7.01         31.72         43.38              N/A
Dec 1976        23.84         22.82          57.38          4.81         13.84         34.93              N/A
Dec 1977        -7.18        -12.84          25.38          6.77        -11.82         -2.57              N/A
Dec 1978        6.56          2.79           23.46          9.03         6.78           6.16             27.76
Dec 1979        18.44         10.55          43.46         13.31         15.72         21.16             43.18
Dec 1980        32.42         22.17          39.88         12.40         39.40         23.59             32.32
Dec 1981        -4.91         -3.57          13.88          8.94         -9.81          0.02             9.18
Dec 1982        21.41         27.11          28.01          3.87         22.03         21.04             33.62
Dec 1983        22.51         25.97          39.67          3.80         16.24         28.89             42.44
Dec 1984        6.27          1.31           -6.67          3.95         2.33          10.52            -14.97
Dec 1985        32.16         33.55          24.66          3.77         33.31         29.68             22.89
Dec 1986        18.47         27.10           6.85          1.13         14.50         21.67             3.45
Dec 1987        5.23          5.48           -9.30          4.41         6.50           3.68            -13.84
Dec 1988        16.81         16.14          22.87          4.42         11.95         21.67             22.76
Dec 1989        31.49         32.19          10.18          4.65         36.40         26.13             8.06
Dec 1990        -3.17         -0.56          -21.56         6.11         0.20          -6.85            -29.55
Dec 1991        30.55         24.19          44.63          3.06         38.37         22.56             57.44
Dec 1992        7.67          7.41           23.35          2.90         5.07          10.53             36.62
Dec 1993        9.99          16.94          20.98          2.75         1.68          18.60             31.32
Dec 1994        1.31          5.06            3.11          2.67         3.13          -0.64             1.81
Dec 1995        37.43         36.84          34.46          2.54         38.13         36.99             30.70
Dec 1996        23.07         28.84          17.62          3.32         23.96         21.99             13.88
Dec 1997        33.36         24.88          22.78          1.92         36.52         29.98             24.61


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                 Long-       Intermediate-       MSCI                      Long-
                  Term         Term U.S.         EAFE         6-         Term U.S.         U.S.
               U.S. Gov't      Government      (Net of      Month        Corporate        T-Bill
                 Bonds           Bonds          Taxes)       CDs           Bonds         (30-Day)

------------------------------------------------------------------------------------------------------

Dec 1925          N/A             N/A            N/A         N/A            N/A             N/A
Dec 1926          7.77            5.38           N/A         N/A           7.37            3.27
Dec 1927          8.93            4.52           N/A         N/A           7.44            3.12
Dec 1928          0.10            0.92           N/A         N/A           2.84            3.56
Dec 1929          3.42            6.01           N/A         N/A           3.27            4.75
Dec 1930          4.66            6.72           N/A         N/A           7.98            2.41
Dec 1931         -5.31           -2.32           N/A         N/A           -1.85           1.07
Dec 1932         16.84            8.81           N/A         N/A           10.82           0.96
Dec 1933         -0.07            1.83           N/A         N/A           10.38           0.30
Dec 1934         10.03            9.00           N/A         N/A           13.84           0.16
Dec 1935          4.98            7.01           N/A         N/A           9.61            0.17
Dec 1936          7.52            3.06           N/A         N/A           6.74            0.18
Dec 1937          0.23            1.56           N/A         N/A           2.75            0.31
Dec 1938          5.53            6.23           N/A         N/A           6.13            -0.02
Dec 1939          5.94            4.52           N/A         N/A           3.97            0.02
Dec 1940          6.09            2.96           N/A         N/A           3.39            0.00
Dec 1941          0.93            0.50           N/A         N/A           2.73            0.06
Dec 1942          3.22            1.94           N/A         N/A           2.60            0.27
Dec 1943          2.08            2.81           N/A         N/A           2.83            0.35
Dec 1944          2.81            1.80           N/A         N/A           4.73            0.33
Dec 1945         10.73            2.22           N/A         N/A           4.08            0.33
Dec 1946         -0.10            1.00           N/A         N/A           1.72            0.35
Dec 1947         -2.62            0.91           N/A         N/A           -2.34           0.50
Dec 1948          3.40            1.85           N/A         N/A           4.14            0.81
Dec 1949          6.45            2.32           N/A         N/A           3.31            1.10
Dec 1950          0.06            0.70           N/A         N/A           2.12            1.20
Dec 1951         -3.93            0.36           N/A         N/A           -2.69           1.49
Dec 1952          1.16            1.63           N/A         N/A           3.52            1.66
Dec 1953          3.64            3.23           N/A         N/A           3.41            1.82
Dec 1954          7.19            2.68           N/A         N/A           5.39            0.86
Dec 1955         -1.29           -0.65           N/A         N/A           0.48            1.57
Dec 1956         -5.59           -0.42           N/A         N/A           -6.81           2.46
Dec 1957          7.46            7.84           N/A         N/A           8.71            3.14
Dec 1958         -6.09           -1.29           N/A         N/A           -2.22           1.54
Dec 1959         -2.26           -0.39           N/A         N/A           -0.97           2.95
Dec 1960         13.78           11.76           N/A         N/A           9.07            2.66



                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                 Long-       Intermediate-       MSCI                      Long-
                  Term         Term U.S.         EAFE         6-         Term U.S.         U.S.
               U.S. Gov't      Government      (Net of      Month        Corporate        T-Bill
                 Bonds           Bonds          Taxes)       CDs           Bonds         (30-Day)

------------------------------------------------------------------------------------------------------

Dec 1961          0.97            1.85           N/A         N/A           4.82            2.13
Dec 1962          6.89            5.56           N/A         N/A           7.95            2.73
Dec 1963          1.21            1.64           N/A         N/A           2.19            3.12
Dec 1964          3.51            4.04           N/A         4.17          4.77            3.54
Dec 1965          0.71            1.02           N/A         4.68          -0.46           3.93
Dec 1966          3.65            4.69           N/A         5.76          0.20            4.76
Dec 1967         -9.18            1.01           N/A         5.47          -4.95           4.21
Dec 1968         -0.26            4.54           N/A         6.45          2.57            5.21
Dec 1969         -5.07           -0.74           N/A         8.70          -8.09           6.58
Dec 1970         12.11           16.86          -11.66       7.06          18.37           6.52
Dec 1971         13.23            8.72          29.59        5.36          11.01           4.39
Dec 1972          5.69            5.16          36.35        5.39          7.26            3.84
Dec 1973         -1.11            4.61          -14.92       8.60          1.14            6.93
Dec 1974          4.35            5.69          -23.16      10.20          -3.06           8.00
Dec 1975          9.20            7.83          35.39        6.51          14.64           5.80
Dec 1976         16.75           12.87           2.54        5.22          18.65           5.08
Dec 1977         -0.69            1.41          18.06        6.11          1.71            5.12
Dec 1978         -1.18            3.49          32.62       10.21          -0.07           7.18
Dec 1979         -1.23            4.09           4.75       11.90          -4.18           10.38
Dec 1980         -3.95            3.91          22.58       12.33          -2.76           11.24
Dec 1981          1.86            9.45          -2.28       15.50          -1.24           14.71
Dec 1982         40.36           29.10          -1.86       12.18          42.56           10.54
Dec 1983          0.65            7.41          23.69        9.65          6.26            8.80
Dec 1984         15.48           14.02           7.38       10.65          16.86           9.85
Dec 1985         30.97           20.33          56.16        7.82          30.09           7.72
Dec 1986         24.53           15.14          69.44        6.30          19.85           6.16
Dec 1987         -2.71            2.90          24.63        6.59          -0.27           5.47
Dec 1988          9.67            6.10          28.27        8.15          10.70           6.35
Dec 1989         18.11           13.29          10.54        8.27          16.23           8.37
Dec 1990          6.18            9.73          -23.45       7.85          6.78            7.81
Dec 1991         19.30           15.46          12.13        4.95          19.89           5.60
Dec 1992          8.05            7.19          -12.17       3.27          9.39            3.51
Dec 1993         18.24           11.24          32.56        2.88          13.19           2.90
Dec 1994         -7.77           -5.14           7.78        5.40          -5.76           3.90
Dec 1995         31.67           16.80          11.21        5.21          27.20           5.60
Dec 1996         -0.93            2.10           6.05        5.21          1.40            5.21
Dec 1997         15.85            8.38           1.78        5.71          12.95           5.26





                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                NAREIT                                                    Lipper          MSCI
                Equity       Russell       Wilshire                      Balanced       Emerging           Bank
                 REIT          2000       Real Estate        S&P           Fund          Markets          Savings
                 Index        Index       Securities         400          Index        Free Index         Account

-----------------------------------------------------------------------------------------------------------------------

Dec 1925          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1926          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1927          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1928          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1929          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1930          N/A          N/A            N/A            N/A           N/A             N/A             5.30
Dec 1931          N/A          N/A            N/A            N/A           N/A             N/A             5.10
Dec 1932          N/A          N/A            N/A            N/A           N/A             N/A             4.10
Dec 1933          N/A          N/A            N/A            N/A           N/A             N/A             3.40
Dec 1934          N/A          N/A            N/A            N/A           N/A             N/A             3.50
Dec 1935          N/A          N/A            N/A            N/A           N/A             N/A             3.10
Dec 1936          N/A          N/A            N/A            N/A           N/A             N/A             3.20
Dec 1937          N/A          N/A            N/A            N/A           N/A             N/A             3.50
Dec 1938          N/A          N/A            N/A            N/A           N/A             N/A             3.50
Dec 1939          N/A          N/A            N/A            N/A           N/A             N/A             3.40
Dec 1940          N/A          N/A            N/A            N/A           N/A             N/A             3.30
Dec 1941          N/A          N/A            N/A            N/A           N/A             N/A             3.10
Dec 1942          N/A          N/A            N/A            N/A           N/A             N/A             3.00
Dec 1943          N/A          N/A            N/A            N/A           N/A             N/A             2.90
Dec 1944          N/A          N/A            N/A            N/A           N/A             N/A             2.80
Dec 1945          N/A          N/A            N/A            N/A           N/A             N/A             2.50
Dec 1946          N/A          N/A            N/A            N/A           N/A             N/A             2.20
Dec 1947          N/A          N/A            N/A            N/A           N/A             N/A             2.30
Dec 1948          N/A          N/A            N/A            N/A           N/A             N/A             2.30
Dec 1949          N/A          N/A            N/A            N/A           N/A             N/A             2.40
Dec 1950          N/A          N/A            N/A            N/A           N/A             N/A             2.50
Dec 1951          N/A          N/A            N/A            N/A           N/A             N/A             2.60
Dec 1952          N/A          N/A            N/A            N/A           N/A             N/A             2.70
Dec 1953          N/A          N/A            N/A            N/A           N/A             N/A             2.80
Dec 1954          N/A          N/A            N/A            N/A           N/A             N/A             2.90
Dec 1955          N/A          N/A            N/A            N/A           N/A             N/A             2.90
Dec 1956          N/A          N/A            N/A            N/A           N/A             N/A             3.00
Dec 1957          N/A          N/A            N/A            N/A           N/A             N/A             3.30
Dec 1958          N/A          N/A            N/A            N/A           N/A             N/A             3.38
Dec 1959          N/A          N/A            N/A            N/A           N/A             N/A             3.53
Dec 1960          N/A          N/A            N/A            N/A           5.77            N/A             3.86
Dec 1961          N/A          N/A            N/A            N/A          20.59            N/A             3.90


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                NAREIT                                                    Lipper          MSCI
                Equity       Russell       Wilshire                      Balanced       Emerging           Bank
                 REIT          2000       Real Estate        S&P           Fund          Markets          Savings
                 Index        Index       Securities         400          Index        Free Index         Account

-----------------------------------------------------------------------------------------------------------------------

Dec 1962          N/A          N/A            N/A            N/A          -6.80            N/A             4.08
Dec 1963          N/A          N/A            N/A            N/A          13.10            N/A             4.17
Dec 1964          N/A          N/A            N/A            N/A          12.36            N/A             4.19
Dec 1965          N/A          N/A            N/A            N/A           9.80            N/A             4.23
Dec 1966          N/A          N/A            N/A            N/A          -5.86            N/A             4.45
Dec 1967          N/A          N/A            N/A            N/A          15.09            N/A             4.67
Dec 1968          N/A          N/A            N/A            N/A          13.97            N/A             4.68
Dec 1969          N/A          N/A            N/A            N/A          -9.01            N/A             4.80
Dec 1970          N/A          N/A            N/A            N/A           5.62            N/A             5.14
Dec 1971          N/A          N/A            N/A            N/A          13.90            N/A             5.30
Dec 1972         8.01          N/A            N/A            N/A          11.13            N/A             5.37
Dec 1973        -15.52         N/A            N/A            N/A          -12.24           N/A             5.51
Dec 1974        -21.40         N/A            N/A            N/A          -18.71           N/A             5.96
Dec 1975         19.30         N/A            N/A            N/A          27.10            N/A             6.21
Dec 1976         47.59         N/A            N/A            N/A          26.03            N/A             6.23
Dec 1977         22.42         N/A            N/A            N/A          -0.72            N/A             6.39
Dec 1978         10.34         N/A           13.04           N/A           4.80            N/A             6.56
Dec 1979         35.86        43.09          70.81           N/A          14.67            N/A             7.29
Dec 1980         24.37        38.58          22.08           N/A          19.70            N/A             8.78
Dec 1981         6.00          2.03          7.18            N/A           1.86            N/A             10.71
Dec 1982         21.60        24.95          24.47          22.68         30.63            N/A             11.19
Dec 1983         30.64        29.13          27.61          26.10         17.44            N/A             9.71
Dec 1984         20.93        -7.30          20.64          1.18           7.46            N/A             9.92
Dec 1985         19.10        31.05          22.20          35.58         29.83            N/A             9.02
Dec 1986         19.16         5.68          20.30          16.21         18.43            N/A             7.84
Dec 1987         -3.64        -8.77          -7.86          -2.03          4.13            N/A             6.92
Dec 1988         13.49        24.89          24.18          20.87         11.18           40.43            7.20
Dec 1989         8.84         16.24          2.37           35.54         19.70           64.96            7.91
Dec 1990        -15.35        -19.51        -33.46          -5.12          0.66          -10.55            7.80
Dec 1991         35.70        46.05          20.03          50.10         25.83           59.91            4.61
Dec 1992         14.59        18.41          7.36           11.91          7.46           11.40            2.89
Dec 1993         19.65        18.91          15.24          13.96         11.95           74.83            2.73
Dec 1994         3.17         -1.82          1.64           -3.57         -2.05           -7.32            4.96
Dec 1995         15.27        28.44          13.65          30.94         24.89           -5.21            5.24
Dec 1996         35.26        16.53          36.87          19.20         13.01           6.03             4.95
Dec 1997         20.29        22.36          19.80          32.26         20.05          -11.59            5.17



                                   APPENDIX C

                            OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.

As of December 31, 1997, PMC employed a professional investment staff of 58, with a combined average of 12 years' experience in the financial services industry.

Total  assets  of  all  Pioneer   mutual  funds  at  December  31,  1997,   were
approximately $19.8 billion representing 1,177,148 shareholder accounts, 791,468 non-retirement accounts and 385,680 retirement accounts.

E X H I B I T   C

[LOGO]

Pioneer
Intermediate Tax-Free Fund

SEMIANNUAL REPORT 6/30/98

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                                   1

Portfolio Summary                                                          2

Performance Update                                                         3

Portfolio Management Discussion                                            6

Schedule of Investments                                                    9

Financial Statements                                                      16

Notes to Financial Statements                                             22

Report of Independent Public Accountants                                  26

Trustees, Officers and Service Providers                                  27

Programs and Services for Pioneer Shareowners                             28

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 6/30/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

While the Taxpayer Relief Act of 1997 provided lower rates on capital gains, it did not ease the tax burden on investment income. As a result, municipal bonds remain one of the few effective ways for investors to protect themselves from taxes. We are happy to offer Pioneer Interme-diate Tax-Free Fund as a choice for conservative, tax-sensitive investors. The Fund's professional management and diversified portfolio make tax-free investing affordable and accessible, an important point since municipal bonds can be difficult for individuals to buy and sell directly. Although municipal bonds did not keep pace with the snappy gains posted by taxable U.S. government and corporate bonds over the past six months, they generated solid returns and attractive after-tax dividends.

We have always recommended that investors diversify their portfolios among different types of both stocks and bonds. Recent market volatility has underscored this point. What can you as an investor do? I encourage you to periodically review your financial goals and strategy with your investment professional. It's a simple step to make sure you will be better prepared to weather the inevitable swings in the market.

Please read on to learn more about how your Fund is being managed. If you have questions about Pioneer Intermediate Tax-Free Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.,
--------------------------------
John F. Cogan, Jr.,
Chairman and President

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/98
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material.]

                    Short-Term Cash Equivalents ..    2%
                    A ............................    8%
                    AA ...........................   52%
                    AAA ..........................   38%


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective  life as a percentage  of total  investment  portfolio)

[The following data was represented as a pie chart in the printed material.]

                    0-2  Years ...................    6%
                    2-5  Years ...................   10%
                    5-7 Years ....................   14%
                    7-10  Years ..................   31%
                    10-15  Years .................   32%
                    15+ Years ....................    7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

1.       Kansas State Department of Transportation Highway
            Revenue, 6.125%, 9/1/09                                     2.81%
2.       Grand River Dam Authority Electric Revenue,
            5.75%, 6/1/06                                               2.67
3.       Texas State General Obligation, 5.8%, 10/1/04                  2.67
4.       University of Maryland System Auxiliary Facility
            and Tuition Revenue, 5.4%, 4/1/06                           2.63
5.       Maine State General Obligation, 5.375%, 5/15/06                2.63
6.       Phoenix Civic Improvement Corporation Water
            Revenue, 6.5%, 7/1/06                                       1.87
7.       California State General Obligation, 6.0%, 9/1/09              1.85
8.       Arizona State Transportation Board Highway
            Revenue, 6.0%, 7/1/08                                       1.85
9.       Greenville Waterworks Revenue, 6.0%, 2/1/08                    1.84
10.      Ohio State Water Development Authority, 6.0%, 12/1/06          1.83

Fund holdings will vary for other periods.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/98                             CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  6/30/98      12/31/97
                           $10.41       $10.45

Distributions per Share    Income       Short-Term        Long-Term
(12/31/97 - 6/30/98)       Dividends    Capital Gains     Capital Gains
                           $0.215            --                --

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

-------------------------------------
Average Annual Total Returns
(As of June 30, 1998)
           Net Asset  Public Offering
Period       Value         Price*
10 Years     7.19%          6.80%
5 Years      4.53           3.79
1 Year       6.55           2.84
-------------------------------------

* Reflects deduction of the maximum 3.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[mountain chart]

                     Pioneer Intermediate
                           Tax-Free                Lehman Brothers
                             Fund*              Municipal Bond Index
                           -------              --------------------
             6/88           9,650                      10,000
                           10,980                      11,139
             6/90          11,575                      11,898
                           12,536                      12,970
             6/92          13,941                      14,497
                           15,447                      16,231
             6/94          15,382                      16,263
                           16,454                      17,692
             6/96          17,120                      18,864
                           18,128                      20,422
             6/98          19,316                      22,188

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/98                             CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  6/30/98     12/31/97
                           $10.45      $10.47

Distributions per Share    Income      Short-Term      Long-Term
(12/31/97 - 6/30/98)       Dividends   Capital Gains   Capital Gains
                           $0.154           --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

--------------------------------------
Average Annual Total Returns
(As of June 30, 1998)

                     If         If
Period              Held     Redeemed*
Life-of-Fund        4.88%     4.88%
(4/29/94)
1 Year              5.72      2.72
--------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 3% declines over four years.

[mountain chart]

                     Pioneer Intermediate
                           Tax-Free               Lehman Brothers
                             Fund*              Municipal Bond Index
                          --------             --------------------
             4/94          10,000                      10,000
             6/94          10,038                      10,028
                           10,046                      10,094
                            9,851                       9,949
                           10,420                      10,653
             6/95          10,636                      10,909
                           10,832                      11,223
                           11,102                      11,686
                           11,980                      11,543
             6/96          10,976                      11,631
                           11,133                      11,899
                           11,351                      12,202
                           11,255                      12,173
             6/97          11,537                      12,592
                           11,799                      12,972
                           12,042                      13,324
                           12,098                      13,477
             6/98          12,197                      13,682

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/98                             CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  6/30/98      12/31/97
                           $10.42       $10.48

Distributions per Share    Income       Short-Term       Long-Term
(12/31/97 - 6/30/98)       Dividends    Capital Gains    Capital Gains
                           $0.179            --               --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

--------------------------------------
Average Annual Total Returns
(As of June 30, 1998)

                   If         If
Period            Held     Redeemed*
Life-of-Fund      3.47%      3.47%
(1/31/96)
1 Year            5.51       5.51
--------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[mountain chart]

                     Pioneer Intermediate
                           Tax-Free               Lehman Brothers
                             Fund*              Municipal Bond Index
                          --------              --------------------
             1/96          10,000                      10,000
                            9,813                       9,804
             6/96           9,809                       9,879
                            9,930                      10,106
                           10,122                      10,363
                           10,037                      10,338
             6/97          10,289                      10,695
                           10,524                      10,017
                           10,734                      11,316
                           10,753                      11,446
             6/98          10,857                      11,620

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/98
--------------------------------------------------------------------------------

Dear Shareowner,

Pioneer Intermediate Tax-Free Fund closed the first half of its fiscal year on June 30, 1998. During that time, favorable economic conditions in the United States and a "flight to quality" in the U.S. Treasury market pushed taxable bond prices higher and long-term interest rates to historic lows. Even so, an increased supply of municipal bonds combined with weak demand to restrain the performance of munis, especially when compared to taxable bonds.

Kathleen D. McClaskey has managed Pioneer Intermediate Tax-Free Fund for the past 11 years, leading the investment team responsible for the Fund's daily management. In the following discussion, Ms. McClaskey reviews the investment environment and the strategies that affected your Fund's performance and provides her outlook for the second half of 1998.

Q:    How did the Fund perform?

A: For the six month period ended June 30, the Fund's Class A shares returned 1.69%, Class B 1.29% and Class C 1.15%, all at net asset value. In comparison, the 151 intermediate municipal debt funds followed by Lipper Analytical Services returned 2.05% for the same period. (Returns do not reflect sales charges.) We attribute your Fund's slight lag in performance to its investment standards. Over the past six months, the Fund maintained an emphasis on higher-rated bonds. Other funds in this category often invest in lower-rated bonds, which often provide higher returns since they involve greater risk.

      The Fund's class A shares provided a tax-free 30-day yield of 3.31% on June 30. That translated into an attractive taxable-equivalent yield of 5.49% for an investor in the maximum 39.6% tax bracket.

Q:    Did the situation in Asia affect U.S. interest rates and bonds?

A: The uncertainty of the Asian crisis kept interest rates, and bond prices, within a narrow range for most of the period. It also sparked a "flight to quality." Generally, investors waited for new developments and evidence of the situation's effect on the U.S. economy.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

      When the crisis worsened this spring, investors sought the safety and security of U.S. Treasurys. This demand again pushed up prices of taxable bonds and lowered interest rates.

      Asia's problems held down U.S. interest rates for another reason, too. Many investors were concerned that our strong economy eventually might stimulate inflation and lead the Federal Reserve to raise interest rates. But, because the United States and Asia are active trading partners, slowing Asian economies could lessen U.S. economic growth. That would ease inflationary pressures and reduce the Fed's impetus to change rates.

Q: What was the environment like for municipal bonds over the past six months?

A: Basically it was a case of supply and demand. The supply of municipal bonds increased dramatically during the first half of 1998, as many state and local governments took advantage of lower interest rates to refinance existing bonds or to finance new projects. In fact, this period included the largest transaction ever to occur in the tax-exempt market - Long Island Power Authority's $6.5 billion issue. Ironically, all this good news for municipalities didn't help municipal bond investors much, since the flood of supply kept prices from rising. In addition, the continuing economic problems in Asia increased the popularity of U.S. Treasury bonds, particularly among foreign investors. Municipal bond prices rose, but not as fast or far as Treasurys.

      The yield on the benchmark 30-year U.S. Treasury fell from 5.92% on December 31, 1997 to 5.63% on June 30. In comparison, the yield on the Lehman Brothers Municipal Bond Index - a good indicator of the municipal bond market - only fell from 4.70% on December 31 to 4.65% on June 30.

Q:    What strategies did you use to manage the Fund?

A: We sought to maximize income and total return by maintaining high standards of quality and emphasizing relative value. During the period, lower-quality bonds provided little yield advantage over higher rated bonds. In that scenario, we believed higher-quality bonds represented better relative value.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/98                              (continued)
--------------------------------------------------------------------------------

      As of June 30, 90% of the Fund's holdings were rated AA or above, translating into an average rating of "AA." (Ratings apply to underlying securities, not Fund shares.) The portfolio remained well diversified with 57 holdings spread over 32 states.

      We increased total return potential by maintaining the portfolio's duration - it rose slightly from 6.63 years on December 31 to 6.68 years on June 30. Duration measures a Fund's sensitivity to changes in interest rates. Generally, an investment's price will change 1% for every 1% change in interest rates. Higher durations mean more potential for both price appreciation when interest rates fall and price declines when interest rates rise; shorter durations reduce interest rate sensitivity.

      We implemented this strategy by selling bonds with nearing "call dates" and reinvesting in bonds with 15 - to 20 - year non-callable maturities. Call provisions set a predetermined date for an issuer to repurchase a bond from its holder. Often, this happens when interest rates decline so that an issuer can refinance the bonds at lower rates. Selling callable bonds improved the Fund's potential for both price appreciation and long-term income generation for several reasons. Bonds with longer maturities offer better potential for price appreciation when interest rates decline, and longer streams of predictable income.

Q:    What is your outlook for municipal bonds over the next six months?

A: Over the near-term, we expect many of the trends that were positive for municipal bonds during the past six months to continue through the end of 1998. We believe solid economic growth and minimal inflation in the United States can spur ongoing improvement in the financial health of municipalities. After the recent flood of offerings, we think issuers are taking a breather, which should give tax-exempt bond prices a lift. Looking out further, we expect Asia to have a powerful influence on interest rates. If there is a significant spillover into the U.S. economy, interest rates could remain stable or move moderately lower.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98
--------------------------------------------------------------------------------

              S&P/
             Moody's
 Principal   Ratings
  Amount   (Unaudited)                                                  Value

                      TAX-EXEMPT OBLIGATIONS - 98.4%
                      Arizona - 5.4%
$1,000,000   A/Aa     Arizona State Transportation Board
                        Highway Revenue, 6.0%, 7/1/08                $ 1,125,760
 1,000,000   AA-/Aa   Phoenix Civic Improvement Corporation
                        Water Revenue, 6.5%, 7/1/06                    1,136,760
 1,000,000   AA/Aa2   Salt River Project Agricultural Improvement
                        and Power District, 5.75%, 1/1/07              1,092,680
                                                                     -----------
                                                                     $ 3,355,200
                                                                     -----------

                      California - 1.8%
 1,000,000   A+/A1    California State General Obligation,
                        6.0%, 9/1/09                                 $ 1,125,800
                                                                     -----------

                      Colorado - 1.7%
 1,000,000   AA/Aa2   Denver, Colorado City and County
                        General Obligation, 5.0%, 8/1/07             $ 1,042,220
                                                                     -----------

                      Connecticut - 3.5%
 1,000,000   AA-/Aa3  Connecticut State General
                        Obligation, 6.0%, 10/1/04                    $ 1,096,860
 1,000,000   AAA/Aaa  Connecticut State Special Tax
                        Obligation, 5.25%, 10/1/09                     1,066,490
                                                                     -----------
                                                                     $ 2,163,350
                                                                     -----------
                      Delaware - 1.7%
 1,000,000   AA/A1    Delaware Transportation Authority,
                        Transportation System Revenue,
                        5.2%, 07/1/01                                $ 1,032,210
                                                                     -----------

                      Florida - 5.3%
 1,000,000   AA/Aa3   Gainsville Utilities Revenue, 5.75%, 10/1/06   $ 1,099,040
 1,000,000   AA/Aa1   Orlando Utilities, Community Water & Electric
                        Revenue, 5.6%, 10/1/03                         1,069,200
 1,000,000   AAA/Aaa  Palm Beach County Criminal Justice
                        Revenue, 5.75%, 6/1/13                         1,103,720
                                                                     -----------
                                                                     $ 3,271,960
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

              S&P/
             Moody's
 Principal   Ratings
  Amount   (Unaudited)                                                  Value

                      Georgia - 6.8%
$1,000,000   AA/Aa3   Clayton County Water Authority, 5.1%, 5/1/14   $ 1,029,580
 1,000,000   AAA/Aaa  Georgia Municipal Electric Authority
                        Power Revenue, 5.5%, 1/1/12                    1,067,940
 1,000,000   AAA/Aaa  Georgia State Tollway Authority, 5.0%, 7/1/10    1,038,450
 1,000,000   AA/Aa1   Private Colleges & Universities
                        Revenue, 5.5%, 11/1/05                         1,076,710
                                                                     -----------
                                                                     $ 4,212,680
                                                                     -----------
                      Hawaii - 1.7%
 1,000,000   AAA/Aaa  Honolulu, Hawaii City and County
                        General Obligation, 5.5%, 11/1/09$             1,080,580
                                                                     -----------
                      Illinois - 5.1%
 1,000,000   AA+/Aa1  Illinois Education Facilities Authority
                        Northwestern University Revenue,
                        5.5%, 12/1/13  $        1,071,090
 1,000,000   AAA/Aa2  Illinois State Sales Tax Revenue, 5.25%, 6/5/10  1,055,480
 1,000,000   A+/A2    Metropolitan Pier and Exposition Authority,
                        Dedicated State Tax Revenue, 5.75%, 6/15/02    1,057,080
                                                                     -----------
                                                                     $ 3,183,650
                                                                     -----------

                      Indiana - 3.5%
 1,000,000   AAA/Aaa  Indiana University Revenue, 5.8%, 11/15/10     $ 1,110,220
 1,000,000   AA/Aa2   Purdue University Revenue, 5.75%, 7/1/04         1,076,550
                                                                     -----------
                                                                     $ 2,186,770
                                                                     -----------

                      Kansas - 2.8%
 1,500,000   AA+/Aa2  Kansas State Department of Transportation
                        Highway Revenue, 6.125%, 9/1/09              $ 1,712,040
                                                                     -----------
                      Kentucky - 3.0%
1,000,000   AAA/Aaa  Kentucky State Turnpike Authority, Economic
                        Development Revenue, 5.25%, 7/1/05           $ 1,055,680
   750,000   AAA/A1   Lexington-Fayette Urban County Government
                        Revenue, 7.0%, 6/1/06                            805,298
                                                                     -----------
                                                                     $ 1,860,978
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

              S&P/
             Moody's
 Principal   Ratings
  Amount   (Unaudited)                                                  Value

                           Maine - 4.4%
$1,500,000   AA+/Aa2  Maine State General Obligation,
                        5.375%, 5/15/06                              $ 1,599,450
 1,000,000   AAA/Aaa  Maine State Turnpike Authority Revenue,
                        6.0%, 7/1/05                                   1,098,690
                                                                     -----------
                                                                     $ 2,698,140
                                                                     -----------
                      Maryland - 2.6%
 1,500,000   AA+/Aa3  University of Maryland System Auxiliary Facility
                        and Tuition Revenue, 5.4%, 4/1/06            $ 1,599,555
                                                                     -----------
                      Massachusetts - 5.3%
 1,000,000   AAA/Aaa  Commonwealth of Massachusetts Consolidated
                        Loan General Obligation, 5.5%, 6/1/03        $ 1,058,570
 1,000,000   AA-/Aa3  Massachusetts Bay Transportation Authority
                        Revenue, 5.5%, 3/1/09                          1,080,410
 1,000,000   AAA/Aaa  Massachusetts Water Pollution Abatement
                        Trust Sewer Revenue, 6.0%, 2/1/07              1,109,570
                                                                     -----------
                                                                     $ 3,248,550
                                                                     -----------

                      Michigan - 1.8%
 1,000,000   AAA/Aaa  Detroit Michigan Water Supply Revenue,
                        5.75%, 7/1/11                                $ 1,100,270
                                                                     -----------

                      Minnesota - 4.7%
 1,000,000   AAA/Aaa  Minnesota Public Facilities Authority Water
                        Pollution Control Revenue, 5.0%, 3/1/06      $ 1,043,930
   750,000   AAA/Aaa  Minnesota Public Facilities Authority Water
                        Pollution Control Revenue, 7.0%, 3/1/09          781,447
 1,000,000   AA/Aa2   University of Minnesota Revenue,
                        5.75%, 7/1/18                                  1,090,150
                                                                     -----------
                                                                     $ 2,915,527
                                                                     -----------

                      Missouri - 1.7%
 1,000,000   AA/Aa3   Kansas City, Missouri Water Revenue,
                        5.0%, 12/1/08                                $ 1,040,340
                                                                     -----------
   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

              S&P/
             Moody's
 Principal   Ratings
  Amount   (Unaudited)                                                  Value

                      Nebraska - 1.8%
$1,000,000   AAA/NR   Omaha Public Power District Electric System
                        Revenue, 6.5%, Prerefunded, 2/1/02*          $ 1,093,010
                                                                     -----------

                        Nevada - 0.1%
    60,000   AA/Aa2   Nevada Housing Division Single Family
                        Program Revenue, 8.0%, 4/1/09                $    60,812
                                                                     -----------

                      New Jersey - 1.8%
 1,000,000   AA+/Aa1  New Jersey Sales Tax General Obligation,
                        5.8%, 2/15/07                                $ 1,103,300
                                                                     -----------

                      New Mexico - 1.6%
 1,000,000   AA/Aa    Bernalillo County, New Mexico, Gross
                        Receipts Tax Revenue, 5.0%, 4/1/13           $ 1,020,900
                                                                     -----------

                      New York - 3.5%
 1,000,000   AAA/Aaa  Long Island Power Authority New York
                        Electric System Revenue, 5.5%, 12/1/10       $ 1,079,470
 1,000,000   A+/A3    New York State Local Government Assistance
                        Corp. Revenue, 5.5%, 4/1/17                    1,064,080
                                                                     -----------
                                                                     $ 2,143,550
                                                                     -----------

                      Ohio - 1.8%
 1,000,000   AAA/Aaa  Ohio State Water Development Authority,
                        6.0%, 12/1/06                                $ 1,111,520
                                                                     -----------

                      Oklahoma - 2.6%
 1,500,000   A-/A2    Grand River Dam Authority Electric Revenue,
                        5.75%, 6/1/06                                $ 1,627,860
                                                                     -----------

                      Pennsylvania - 1.7%
 1,000,000   AA-/Aa3  Pennsylvania State Turnpike Commission
                        Highway Revenue, 5.45%, 12/1/02              $ 1,049,780
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

              S&P/
             Moody's
 Principal   Ratings
  Amount   (Unaudited)                                                  Value

                      South Carolina - 5.3%
$1,000,000   AA/Aa2   Columbia Waterworks and Sewer System
                        Revenue, 5.5%, 2/1/09                        $ 1,082,560
 1,000,000   AA/Aa1   Greenville Waterworks Revenue, 6.0%, 2/1/08      1,119,020
 1,000,000   AAA/Aaa  South Carolina General Obligation,
                        5.75%, 8/1/03                                  1,075,020
                                                                     -----------
                                                                     $ 3,276,600
                                                                     -----------

                      Texas - 7.8%
 1,000,000   AA/Aa2   Port Houston Authority Revenue,
                        5.0%, 10/1/05                                $ 1,038,730
   750,000   AAA/Aaa  San Antonio Prior Lien Water Revenue,
                        7.125%, Prerefunded, 5/1/99*                     782,452
 1,000,000   AAA/Aaa  Texas Dallas-Fort Worth Regional
                        Airport Revenue, 5.5%, 11/1/04                 1,066,450
 1,500,000   AA/Aa2   Texas State General Obligation, 5.8%, 10/1/04    1,626,375
   250,000   AAA/Aaa  University of Texas Permanent University
                        Fund, Escrowed to Maturity in Government
                        Securities, 8.0%, 7/1/04                         299,213
                                                                     -----------
                                                                     $ 4,813,220
                                                                     -----------

                      Vermont - 0.8%
   500,000   AAA/Aaa  Vermont Municipal Bond Bank, 7.9%,
                        Prerefunded, 12/1/98*                        $   518,830
                                                                     -----------

                      Virginia - 3.4%
 1,000,000   AAA/Aaa  Virginia Metro Authority Expressway,
                        5.25%, 7/15/22                               $ 1,034,720
 1,000,000   AA/Aa    Virginia State Public School Authority,
                        Special Obligation, 5.4%, 6/1/04               1,059,590
                                                                     -----------
                                                                     $ 2,094,310
                                                                     -----------

                      Washington - 1.7%
 1,000,000   AA+/Aa1  Washington State General Obligation,
                        6.0%, 5/1/02                                 $ 1,066,020
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

              S&P/
             Moody's
 Principal   Ratings
  Amount   (Unaudited)                                                  Value

                      Wisconsin - 1.7%
$1,000,000   AA/Aa2   Wisconsin State General Obligation,
                        5.3%, 11/1/12                                $ 1,056,650
                                                                     -----------

                      TOTAL TAX-EXEMPT OBLIGATIONS
                      (Cost $58,641,468)(a)                          $60,866,182
                                                                     -----------

                      TEMPORARY CASH INVESTMENTS - 1.6%
   100,000            Jackson County, Mississippi Pollution Control
                        Revenue, 3.65%, 12/1/16**                    $   100,000
   400,000            Jackson County, Mississippi Pollution Control
                        Revenue, 2.65%, 6/1/23**                         400,000
   500,000            Uinta County, Wyoming Pollution Control
                        Revenue, 3.0%, 12/1/22**                         500,000
                                                                     -----------
                      TOTAL TEMPORARY CASH INVESTMENTS
                        (Cost $1,000,000)                            $ 1,000,000
                                                                     -----------
                      TOTAL INVESTMENT IN SECURITIES - 100%
                        (Cost $59,641,468)(b)                        $61,866,182
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

NR    Not rated.

* Prerefunded bond has been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest in the tax-exempt issue and to retire the bond in full at the earliest refunding date.

** Security with daily "put" feature with resetting interest rates. Coupon rate disclosed is as of June 30, 1998.

(a) The concentration of securities, by type of obligation/market sector, is as follows:

      General Obligation                                         19.4%
      Escrowed in U.S. Government Securities                      7.0
      Insured                                                    23.1
      Revenue Bonds:
         Education                                               11.5
         Housing                                                  0.1
         Pollution Control                                        3.6
         Power                                                    8.0
         Sales Tax                                                6.9
         Transportation                                          11.6
         Water & Sewer                                            8.8

(b) At June 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $59,641,468 was as follows:

      Aggregate gross unrealized gain for all
         investments in which there is an excess
         of value over tax cost                                      $2,267,396

      Aggregate gross unrealized loss for all
         investments in which there is an excess
         of tax cost over value                                         (42,682)
                                                                     ----------
      Net unrealized gain                                            $2,224,714
                                                                     ----------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 aggregated $11,547,090 and $17,572,945, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/98
--------------------------------------------------------------------------------

ASSETS:

  Investment in securities, at value (including temporary cash
    investments of $1,000,000) (cost $59,641,468)                  $61,866,182
  Receivables -
      Fund shares sold                                                   9,955
      Interest                                                         881,214
  Other                                                                  2,561
                                                                   -----------
        Total assets                                               $62,759,912
                                                                   -----------

LIABILITIES:
  Payables -
      Fund shares repurchased                                      $     2,010
      Dividends                                                         72,342
      Due to bank                                                        6,515
  Due to affiliates                                                     73,651
  Accrued expenses                                                      39,282
                                                                   -----------
        Total liabilities                                          $   193,800
                                                                   -----------

NET ASSETS:
  Paid-in capital                                                  $59,339,992
  Distributions in excess of net investment income                     (30,017)
  Accumulated undistributed net realized gain on investments         1,031,423
  Net unrealized gain on investments                                 2,224,714
                                                                   -----------
        Total net assets                                           $62,566,112
                                                                   -----------

Net Asset Value Per Share:
(Unlimited number of shares authorized)
  Class A (based on $59,728,553/5,736,667 shares)                  $     10.41
                                                                   -----------
  Class B (based on $2,667,081/255,150 shares)                     $     10.45
                                                                   -----------
  Class C (based on $170,478/16,366 shares)                        $     10.42
                                                                   -----------


Maximum Offering Price:
  Class A                                                          $     10.79
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/98

INVESTMENT INCOME:
  Interest                                                          $ 1,637,913
                                                                    -----------
EXPENSES:
  Management fees                                     $   161,698
  Transfer agent fees
      Class A                                              35,446
      Class B                                               2,293
      Class C                                                 313
  Distribution fees
      Class A                                              72,102
      Class B                                              13,211
      Class C                                               1,133
  Accounting                                               33,767
  Custodian fees                                            5,212
  Registration fees                                        16,428
  Professional fees                                        22,673
  Printing                                                  6,270
  Fees and expenses of nonaffiliated trustees               9,922
  Miscellaneous                                            27,329
                                                      -----------
         Total expenses                                             $   407,797
         Less management fees waived by
            Pioneering Management Corporation                           (70,193)
         Less fees paid indirectly                                       (2,285)
                                                                    -----------
         Net expenses                                               $   335,319
                                                                    -----------
            Net investment income                                   $ 1,302,594
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                  $   948,694
  Change in net unrealized gain on investments                       (1,186,933)
                                                                    -----------
         Net loss on investments                                    $  (238,239)
                                                                    -----------
         Net increase in net assets resulting from operations       $ 1,064,355
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/98 and the Year Ended 12/31/97

                                                            Six Months
                                                              Ended        Year Ended
                                                             6/30/98        12/31/97
FROM OPERATIONS:
Net investment income                                     $  1,302,594    $  2,963,928
Net realized gain on investments                               948,694       1,112,008
Change in net unrealized gain on investments                (1,186,933)        579,896
                                                          ------------    ------------
   Net increase in net assets resulting from operations   $  1,064,355    $  4,655,832
                                                          ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ($0.22 and $0.44 per share, respectively)      $ (1,291,265)   $ (2,841,400)
   Class B ($0.15 and $0.37 per share, respectively)           (39,456)       (101,513)
   Class C ($0.18 and $0.34 per share, respectively)            (3,973)         (7,472)
Net realized gain:
   Class A ($0.00 and $0.08 per share, respectively)              --          (511,871)
   Class B ($0.00 and $0.08 per share, respectively)              --           (22,707)
   Class C ($0.00 and $0.08 per share, respectively)              --            (2,343)
                                                          ------------    ------------
      Total distributions to shareholders                 $ (1,334,694)   $ (3,487,306)
                                                          ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  3,324,797    $  3,967,917
Reinvestment of distributions                                  854,355       2,280,319
Cost of shares repurchased                                  (9,877,697)    (15,334,302)
                                                          ------------    ------------
   Net decrease in net assets resulting from
      fund share transactions                             $ (5,698,545)   $ (9,086,066)
                                                          ------------    ------------
   Net decrease in net assets                             $ (5,968,884)   $ (7,917,540)
NET ASSETS:
Beginning of period                                         68,534,996      76,452,536
                                                          ------------    ------------
End of period (including (distributions in excess
   of)/accumulated undistributed net investment
   income of $(30,017) and $2,083, respectively)          $ 62,566,112    $ 68,534,996
                                                          ------------    ------------

Class A                                '98 Shares   '98 Amount       '97 Shares     '97 Amount

Shares sold                             124,322    $  1,298,771         290,169    $  3,000,480
Reinvestment of distributions            79,206         825,150         212,121       2,189,076
Less shares repurchased                (706,733)     (7,359,135)     (1,404,597)    (14,465,457)
                                       --------      ----------       ---------      ----------
         Net decrease                  (503,205)   $ (5,235,214)       (902,307)    $(9,275,901)
                                       --------      ----------         -------        --------
Shares sold                             153,103    $  1,602,440          85,716    $    882,162
Reinvestment of distributions             2,505          26,185           7,998          82,765
Less shares repurchased                (187,993)     (1,964,022)        (84,079)       (868,240)
                                       --------      ----------         -------        --------
         Net increase (decrease)        (32,385)   $   (335,397)          9,635    $     96,687
                                       --------      ----------       ---------      ----------
Class C
Shares sold                              40,900    $    423,586           8,221    $     85,275
Reinvestment of distributions               289           3,020             819           8,478
Less shares repurchased                 (53,403)       (554,540)            (58)           (605)
                                       --------      ----------       ---------      ----------
         Net increase (decrease)        (12,214)   $   (127,934)          8,982    $     93,148
                                       --------      ----------       ---------      ----------


   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                      Six Months        Year         Year        Year        Year        Year
                                        Ended          Ended        Ended        Ended       Ended      Ended
CLASS A                                6/30/98       12/31/97     12/31/96     12/31/95   12/31/94(a)  12/31/93

Net asset value, beginning of period   $ 10.45        $10.28      $ 10.44      $  9.62      $ 10.76     $ 10.32
                                       -------        ------      -------      -------      -------     -------
Increase (decrease) from investment
  operations:
    Net investment income              $  0.21        $ 0.44      $  0.46      $  0.49      $  0.49     $  0.56
    Net realized and unrealized
      gain (loss) on investments         (0.03)         0.25        (0.15)        0.82        (1.13)       0.56
                                       -------        ------      -------      -------      -------     -------
      Net increase (decrease) from
        investment operations          $  0.18        $ 0.69      $  0.31      $  1.31      $ (0.64)    $  1.12
Distributions to shareholders:
    Net investment income                (0.22)        (0.44)       (0.47)       (0.49)       (0.49)      (0.56)
    Net realized gain                      --          (0.08)        --            --         (0.01)      (0.12)
                                       -------        ------      -------      -------      -------     -------
Net increase (decrease) in net
  asset value                          $ (0.04)       $ 0.17      $ (0.16)     $  0.82      $ (1.14)    $  0.44
                                       -------        ------      -------      -------      -------     -------
Net asset value, end of period         $ 10.41        $10.45      $ 10.28      $ 10.44      $  9.62     $ 10.76
                                       -------        ------      -------      -------      -------     -------
Total return*                             1.69%         6.87%        3.03%       13.80%       (6.02)%     11.08%
Ratio of net expenses to
  average net assets                      1.01%**+      1.02%+       1.03%+       1.02%+       1.00%       0.85%
Ratio of net investment income
  to average net assets                   4.06%**+      4.23%+       4.47%+       4.77%+       4.89%       5.23%
Portfolio turnover rate                     36%**         35%          34%          29%          39%         14%
Net assets, end of period (in
  thousands)                           $59,729       $65,225      $73,387      $79,432      $76,674     $82,907
Ratios  assuming no waiver of
  management fees by PMC and
  no reduction for fees
  paid indirectly:
    Net expenses                          1.23%**       1.17%        1.14%        1.12%        1.22%       1.12%
    Net investment income                 3.84%**       4.08%        4.36%        4.67%        4.67%       4.97%
Ratios  assuming waiver of
  management fees by PMC and
  reduction for fees paid
  indirectly:
    Net expenses                          1.00%**       1.00%        1.00%        1.00%         --          --
    Net investment income                 4.07%**       4.25%        4.50%        4.79%         --          --

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                         Six Months      Year       Year        Year       4/29/94
                                           Ended         Ended      Ended       Ended        to
CLASS B                                   6/30/98      12/31/97    12/31/96    12/31/95   12/31/94(a)

Net asset value, beginning of period      $10.47        $10.31      $10.46      $ 9.65      $10.07
                                          ------        ------      ------      ------      ------
Increase (decrease) from investment
  operations:
    Net investment income                 $ 0.17        $ 0.36      $ 0.38      $ 0.41      $ 0.27
    Net realized and unrealized gain
      (loss) on investments                (0.04)         0.25       (0.15)       0.80       (0.42)
                                          ------        ------      ------      ------      ------
        Net increase (decrease) from
          investment operations           $ 0.13        $ 0.61      $ 0.23      $ 1.21      $(0.15)
Distributions to shareholders:
    Net investment income                  (0.15)        (0.37)      (0.38)      (0.40)      (0.27)
    Net realized gain                        --          (0.08)        --          --          --
Net increase (decrease) in net
  asset value                             $(0.02)       $ 0.16      $(0.15)     $ 0.81      $(0.42)
                                          ------        ------      ------      ------      ------
Net asset value, end of period            $10.45        $10.47      $10.31      $10.46      $ 9.65
                                          ------        ------      ------      ------      ------
Total return*                               1.29%         6.08%       2.25%      12.71%      (1.49)%
Ratio of net expenses to average
  net assets                                1.84%**+      1.81%+      1.81%+      1.86%+      1.84%**
Ratio of net investment income to
  average net assets                        3.23%**+      3.44%+      3.68%+      3.90%+      4.17%**
Portfolio turnover rate                       36%**         35%         34%         29%         39%
Net assets, end of period
  (in thousands)                          $2,667        $3,010      $2,864      $2,553      $1,529
Ratios assuming no waiver of management
  fees by PMC and no reduction for fees
  paid indirectly:
    Net expenses                            2.05%**       1.96%       1.91%       1.96%       2.14%**
    Net investment income                   3.02%**       3.29%       3.58%       3.80%       3.87%**
Ratios assuming waiver of management
  fees by PMC and reduction for fees
  paid indirectly:
    Net expenses                            1.83%**       1.79%       1.76%       1.82%        --
    Net investment income                   3.24%**       3.46%       3.73%       3.94%        --

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                           Six Months
                                             Ended      Year Ended  1/31/96 to
SCLASS C                                     6/30/98      12/31/97    12/31/96

Net asset value, beginning of period        $10.48        $10.29      $10.51
                                            ------        ------      ------
Increase (decrease) from investment
  operations:
    Net investment income                   $ 0.16        $ 0.35      $ 0.33
    Net realized and unrealized
      gain (loss) on investments             (0.04)         0.26       (0.21)
                                            ------        ------      ------
    Net increase from investment
      operations                            $ 0.12        $ 0.61      $ 0.12
Distributions to shareholders:
    Net investment income                    (0.18)        (0.34)      (0.33)
    In excess of net investment income         --            --        (0.01)
    Net realized gain                          --          (0.08)        --
                                            ------        ------      ------
Net increase (decrease) in net asset
      value                                 $(0.06)       $ 0.19      $(0.22)
                                            ------        ------      ------
Net asset value, end of period              $10.42        $10.48      $10.29
                                            ------        ------      ------
Total return*                                 1.15%         6.04%       1.22%
Ratio of net expenses to average net
      assets                                  1.95%**+      1.84%+      1.97%**+
Ratio of net investment income to average
  net assets                                  3.21%**+      3.41%+      3.51%**+
Portfolio turnover rate                         36%**         35%         34%
Net assets, end of period (in thousands)    $  170        $  300      $  202
Ratios assuming no waiver of management
  fees by PMC and no reduction for fees
  paid indirectly:
     Net expenses                             2.17%**       1.99%       2.08%**
     Net investment income                    2.99%**       3.26%       3.40%**
Ratios  assuming  waiver of  management
  fees by PMC and reduction for fees paid
  indirectly:
     Net expenses                             1.94%**       1.82%       1.89%**
     Net investment income                    3.22%**       3.43%       3.59%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/98
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies

Pioneer Intermediate Tax-Free Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

The Fund offers three classes of shares - Class A, Class B, and Class C shares. Shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.    Fund Shares

      The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $1,984 in underwriting commissions on the sale of the fund shares during the six months ended June 30, 1998.

D.    Class Allocations

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see
      Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/98                                (continued)
--------------------------------------------------------------------------------

2.    Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1998, $18,225 was payable to PMC related to management fees and certain other services.

3.    Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $16,298 in transfer agent fees payable to PSC at June 30, 1998.

4.    Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $39,128 in distribution fees payable to PFD at June 30, 1998.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within four years of purchase are subject to a CDSC at declining rates beginning at 3.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1998, CDSCs in the amount of $2,171 were paid to PFD.

5.    Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1998, the Fund's expenses were reduced by $2,285 under such arrangements.

6.    Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowings exceed $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the period from April 14, 1998 through June 30, 1998 was $23,252. The average daily shares outstanding during the period were 6,105,687, resulting in an average borrowing of less than one cent per share. The related weighted average annualized interest rate for the period was 5.91%, and the total interest expense on such borrowings was $298.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Intermediate Tax-Free Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Intermediate Tax-Free Fund, as of June 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Intermediate Tax-Free Fund as of June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 7, 1998

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and President
Mary K. Bush                          David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.               Kathleen D. McClaskey, Vice President
Margaret B.W. Graham                  William H. Keough, Treasurer
John W. Kendrick                      Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(sm) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[LOGO]       Pioneer Funds Distributor, Inc.      0898-5428
             60 State Street                 (c) Pioneer Funds Distributor, Inc.
             Boston, Massachusetts  02109        Printed on Recycled Paper
             www.pioneerfunds.com

E X H I B I T   C

                                                           Pioneer [LOGO]

Pioneer
Intermediate Tax-Free
Fund

------------------------------
ANNUAL REPORT 12/31/97
------------------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                                       1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                6

Schedule of Investments                                                        9

Financial Statements                                                          16

Notes to Financial Statements                                                 22

Report of Independent Public Accountants                                      26

Trustees, Officers and Service Providers                                      27

Programs and Services for Pioneer Shareowners                                 28

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to present this report for Pioneer Intermediate Tax-Free Fund, covering its fiscal year ended December 31, 1997. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

Since October, investors have shown increasing demand for U.S. bonds, as the world's stock markets have been exceptionally volatile. Asian markets plunged in the face of severe instability in currencies and economic growth. Here in the United States, the Dow Jones Industrial Average experienced - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Although it recovered, its pace has since been unsteady. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected, mostly in a chain reaction from nervous investors.

After consecutive quarters of robust growth in stocks, this fast-paced change forced individuals and institutions to rethink their investment strategy. Money has poured into the bond market, with demand spilling over into tax-free markets. These positive conditions are driving prices up and yields down. Many investors have moved away from stocks and into high-quality, U.S. fixed-income securities - like those held by your Fund - to shelter their portfolio. We have always believed it is important to allocate assets among both stocks and bonds, and recent market conditions demonstrate this importance.

I encourage you to read on to learn more about your Fund. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer Intermediate Tax-Free Fund.

Respectfully,


/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/97
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was a pie chart in the printed materials.]

AAA                             36%
AA                              46%
A                               16%
Short-Term Cash Equivalents      2%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[The following table was a pie chart in the printed materials.]

0-2 Years        8%
2-5 Years        9%
5-7 Years       14%
7-10 Years      32%
10-15 Years     31%
15+ Years        6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)
--------------------------------------------------------------------------------
 1. Pennsylvania State General Obligation, 6.25%, 2010               2.57%
--------------------------------------------------------------------------------
 2. Kansas State Department of Transportation Highway
      Revenue, 6.125%, 2009                                          2.55
--------------------------------------------------------------------------------
 3. Indiana Municipal Power Agency, Power Supply System
      Revenue, 6.0%, 2012                                            2.51
--------------------------------------------------------------------------------
 4. Connecticut State Special Tax Obligation Revenue, 6.0%, 2006     2.50
--------------------------------------------------------------------------------
 5. Grand River Dam Authority Electric Revenue, 5.75%, 2006          2.44
--------------------------------------------------------------------------------
 6. Texas State General Obligation, 5.8%, 2004                       2.44
--------------------------------------------------------------------------------
 7. Georgia State General Obligation, 5.5%, 2006                     2.42
--------------------------------------------------------------------------------
 8. Maine State General Obligation, 5.375%, 2006                     2.40
--------------------------------------------------------------------------------
 9. University of Maryland System Auxiliary Facility and Tuition
      Revenue, 5.4%, 2006                                            2.39
--------------------------------------------------------------------------------
10. Maryland Community Development Administration Single Family
      Mortgage Revenue, 5.95%, 2006                                  2.33

Fund holdings will vary for other periods.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/97                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share           12/31/97    12/31/96
                    $10.45      $10.28

Distributions per Share       Income      Short-Term       Long-Term
(12/31/96 - 12/31/97)         Dividends   Capital Gains    Capital Gains
                              $0.435      $0.0019          $0.0809

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000

                            Pioneer Intermediate       Lehman Brothers
                            Tax-Free Fund*             Municipal Bond
                                                         Index
--------------------------------------------------------------------------------

12/31/87                     9,650                     10,000
                            10,889                     11,016
12/31/89                    11,953                     12,205
                            12,721                     13,094
12/31/91                    14,141                     14,684
                            15,364                     15,979
12/31/93                    17,067                     17,942
                            16,039                     17,014
12/31/95                    18,253                     19,984
                            18,806                     20,869
12/31/97                    20,099                     22,787

-------------------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

            Net Asset    Public Offering
Period        Value           Price*
10 Years      7.61%            7.23%
5 Years       5.52             4.78
1 Year        6.87             3.16
-------------------------------------------------

* Reflects deduction of the maximum 3.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/97                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share           12/31/97    12/31/96
                    $10.47      $10.31

Distributions per Share       Income      Short-Term       Long-Term
(12/31/96 - 12/31/97)         Dividends   Capital Gains    Capital Gains
                              $0.370      $0.0019          $0.0809

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000

                            Pioneer Intermediate       Lehman Brothers
                            Tax-Free Fund*             Municipal Bond
                                                           Index
--------------------------------------------------------------------------------

 4/30/94                    10,000                     10,000
 6/30/94                    10,038                     10,025
                            10,046                     10,094
12/31/94                     9,851                      9,949
                            10,420                     10,653
 6/30/95                    10,636                     10,909
                            10,832                     11,223
12/31/95                    11,102                     11,686
                            10,980                     11,545
 6/30/96                    10,976                     11,634
                            11,133                     11,900
12/31/95                    11,351                     12,204
                            11,255                     12,174
 6/30/97                    11,537                     12,594
                            11,799                     12,973
12/31/97                    11,942                     13,325

-------------------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                   If            If
Period            Held         Redeemed*

Life-of-Fund      5.18%          4.94%
(4/29/94)

1 Year            6.08           3.08

-------------------------------------------------

* Reflects deduction of the maximum appli cable contingent deferred sales charge (CDSC) at the end of the period and assumes rein vestment of distributions. The maximum CDSC of 3% declines over four years.

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/97                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share           12/31/97    12/31/96
                    $10.48      $10.29

Distributions per Share       Income      Short-Term       Long-Term
(12/31/96 - 12/31/97)         Dividends   Capital Gains    Capital Gains
                              $0.336      $0.0019          $0.0809

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000

                            Pioneer Intermediate       Lehman Brothers
                            Tax-Free Fund*             Municipal Bond
                                                           Index
--------------------------------------------------------------------------------

 1/31/96                    10,000                     10,000
                             9,964                      9,932
 3/31/96                     9,813                      9,806
                             9,786                      9,778
                             9,759                      9,774
 6/30/96                     9,809                      9,881
                             9,889                      9,970
                             9,872                      9,968
 9/30/96                     9,930                     10,107
                            10,026                     10,221
                            10,172                     10,408
12/31/96                    10,122                     10,365
                            10,130                     10,384
                            10,187                     10,480
 3/31/97                    10,037                     10,340
                            10,074                     10,426
                            10,202                     10,583
 6/30/97                    10,289                     10,696
                            10,547                     10,992
                            10,405                     10,889
 9/30/97                    10,524                     11,018
                            10,552                     11,089
                            10,580                     11,155
12/31/97                    10,734                     11,317

-------------------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                   If                If
Period            Held            Redeemed*

Life-of-Fund      3.75%             3.75%
(1/31/96)

1 Year            6.04              6.04

-------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/97
--------------------------------------------------------------------------------

Pioneer Intermediate Tax-Free Fund's fiscal year came to a close on December 31, 1997. We saw a variety of conditions in the bond market in 1997. Interest rates rose early on then moved to historic lows when trouble overseas sparked a tremendous year-end rally in taxable bonds. Happily, this positive momentum spilled over into municipal bond markets. When all was said and done, the Fund posted a solid return, both from price appreciation and paying steady income.

For this report, we offer a discussion with Kathleen D. McClaskey, portfolio manager of Pioneer Intermediate Tax-Free Fund. She leads the investment team responsible for handling day-to-day management of your portfolio, and has been managing the Fund for 11 years.

Q:    How did the Fund perform over the past 12 months?

A: Municipal bond prices were strong for much of the year. As measured by the Lehman Brothers Municipal Bond Index, munis returned 9.19% for the year, above the 7.16% average return generated by intermediate municipal debt funds followed by Lipper Analytical Services. (Lipper is an independent company that tracks fund performance.)

      Your Fund's total return of 6.87% for Class A Shares at net asset value was close to that of other funds. Of course, by design your Fund is more conservative than longer-term bond funds, and you should not expect it to match their performance when long-term interest rates fall. Importantly, at year-end your Fund offered a tax-free 30-day yield of 3.41%. This was quite an attractive rate - equal to a taxable yield of 5.65% for investors in the maximum 39.6% tax bracket. We are pleased to report these competitive returns, especially since they were achieved with a moderate amount of risk and without sacrificing quality.

Q:    What fundamental factors shaped the U.S. bond market this year?

A: Early in the year, all eyes were fixed on the economy. We experienced substantial economic growth powered by low unemployment - a traditional harbinger of inflation. The Federal Reserve, after months of "hands-off" policing of the economy, increased the federal funds rate by 0.25 percentage points to 5.50% on March 25. Bond prices fell both before and after the much anticipated Fed move.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      Although temporarily affected by the Fed's hike, municipal bonds benefited from several positive trends throughout 1997. Moderate demand for munis was matched with moderate supply, and with few new issues coming into the market, prices held fairly steady. Fears of a "flat tax" evaporated, restoring confidence in municipal bonds. Most importantly, both taxable and tax-free bond prices prospered as the economy resumed its "Goldilocks" condition - economic growth at a pace that was "not too hot, not too cold." Inflationary pressures cooled, and interest rates descended. These prime con ditions gave bond prices a boost and made a vital contribution to year-end performance.

Q:    How did global troubles affect U.S. bonds?

A: In the fourth quarter, financial markets fell apart in Pacific Rim countries such as South Korea and Indonesia. The effects reached the United States, where stocks experienced - in the span of two October days
      - both their largest-ever point loss and gain. However, the effects were positive for fixed-income investments, including municipal bonds. Increased volatility in stocks caused many investors to allocate more assets to bonds. A "flight to quality" resulted as investors demanded historically "safer" investments, especially high-quality fixed-income securities. This mindset spilled over into the U.S. municipal bond market, and helped drive up prices of securities like those in your Fund.

Q:    With all these changes in 1997, how did you position the Fund?

A: We kept the portfolio well diversified; it now has 63 holdings spread over 33 states. We also focused on high-quality issues. At year-end, AAA-rated securities accounted for 36% of the portfolio, and AA securities were 46%. (Ratings are assigned by Standard & Poor's or Moody's Investor Services; AAA is the highest quality rating these agencies apply to debt issuers.) The average quality of Fund holdings remained a steady AA, as we expect it will for the foreseeable future.

      With interest rates at historic lows, a wave of refinancing is taking place and bonds with plump coupon rates are being "called" by their issuers. (When interest rates fall, issuers "call" existing debt, buying

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/97  (continued)
--------------------------------------------------------------------------------

      it back from investors and replacing it with a new issue tied to lower interest rates.) In response, we searched diligently for other investment options. One effective strategy was to continue buying non-callable bonds throughout the year. These pay interest for the life of the bond, and if interest rates continue to decline, your Fund will benefit from a set income stream. This approach also slightly increased the Fund's effective average maturity. At year-end, average maturity was 8.89 years, up from
      8.06 years at the end of 1996. This is still solidly medium range and, we think, strikes a good balance between risk and reward.

      Our dedication to quality showed in our focus on insured bonds, now 19.7% of the portfolio. These securities give the Fund an extra modicum of price stability because third-party insurers guarantee that interest and principal payments will be made on time and in full, even if the issuer of the debt is unable to pay. Of course this guarantee applies to individual securities, not to the price or yield of Fund shares.

Q:    What's ahead for the Fund?

A: We're still optimistic about municipal bonds. For one thing, demand is helping push prices higher. As more and more baby boomers approach retirement, we're likely to see them shift a larger percentage of assets into the historically lower-risk categories of fixed-income and tax-free investments. And even after the Taxpayer Relief Act of 1997, we think investors will want to protect their income and investments from taxes.

      Clearly, the effects of the Asian crisis are far reaching. They have certainly put a hold on any further interest rate intervention by the Fed, which we expect to continue its "wait and see attitude." The U.S. eco nomy continues to move forward at a steady pace, even with Asia's problems in the background. Inflation still appears to be contained. All of these are prime ingredients for continued low interest rates. In fact, we could see bond prices move even higher if rates continue to drop. But no matter which direction interest rates take, we will continue to focus on a portfolio of quality bonds with an overall intermediate maturity to help carry your Fund through 1998.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97
--------------------------------------------------------------------------------

                S&P/
              Moody's
Principal     Ratings
 Amount     (Unaudited)                                                         Value
                          TAX-EXEMPT OBLIGATIONS - 98.0%
                          Arizona - 4.9%
$1,000,000    AA/Aa       Arizona Transportation Board Highway Revenue,
                            6.0%, 2008                                       $1,131,590
 1,000,000    AA-/Aa      Phoenix Civic Improvement Corporation
                            Water Revenue, 6.5%, 2006                         1,152,950
 1,000,000    AA/Aa       Salt River Project Agricultural Improvement and
                            Power District, 5.75%, 2007                       1,101,000
                                                                             ----------
                                                                             $3,385,540
                                                                             ----------

                          California - 1.6%
 1,000,000    A+/A1       California State General Obligation, 6.0%, 2009    $1,132,980
                                                                             ----------

                          Connecticut - 4.0%
 1,000,000    AA-/Aa3     Connecticut State General Obligation,
                            6.0%, 2004                                       $1,101,810
 1,500,000    AAA/Aaa     Connecticut State Special Tax
                            Obligation, 6.0%, 2006                            1,680,150
                                                                             ----------
                                                                             $2,781,960
                                                                             ----------

                          District of Columbia - 0.8%
   500,000    A+/A1       Georgetown University General Obligation
                            Revenue, 8.125%, 2008                            $  515,115
                                                                             ----------

                          Delaware - 1.5%
 1,000,000    AA/A1       Delaware Transportation Authority, Transportation
                            System Revenue, 5.2%, 2001                       $1,037,510
                                                                             ----------

                          Florida - 4.8%
 1,000,000    AA/Aa       Gainesville Utilities Revenue, 5.75%, 2006         $1,103,590
 1,000,000    AA/Aa1      Orlando Utilities, Community Water & Electric
                            Revenue, 5.6%, 2003                               1,071,320
 1,000,000    AAA/Aaa     Palm Beach County Criminal Justice Revenue,
                            5.75%, 2013                                       1,104,920
                                                                             ----------
                                                                             $3,279,830
                                                                             ----------


                   The accompanying footnotes are an integral
                     part of these financial statements.                       9

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                S&P/
              Moody's
Principal     Ratings
 Amount     (Unaudited)                                                         Value
                          Georgia - 6.2%
$  400,000    A/A3        Georgia Municipal Electric Authority Power
                            Revenue, 7.65%, 1998                             $  408,000
 1,000,000    A/A3        Georgia Municipal Electric Authority Power
                            Revenue, 6.2%, 2010                               1,114,010
 1,500,000    AA+/Aaa     Georgia State General Obligation, 5.5%, 2006        1,628,445
 1,000,000    AA/Aa1      Private Colleges &Universities Revenue,
                            5.5%, 2005                                        1,079,170
                                                                             ----------
                                                                             $4,229,625
                                                                             ----------

                          Illinois - 6.3%
 1,000,000    AA/Aa1      Illinois Education Facilities Authority
                            Northwestern University Revenue, 5.5%, 2013      $1,062,320
 1,000,000    AAA/Aa3     Illinois State Sales Tax Revenue, 5.25%, 2000       1,056,220
 1,000,000    A+/A1       Illinois State Toll Highway Authority Revenue,
                            6.3%, 2012                                        1,143,920
 1,000,000    A+/A2       Metropolitan Pier and Exposition Authority,
                            Dedicated State Tax Revenue, 5.75%, 2002          1,059,870
                                                                             ----------
                                                                             $4,322,330
                                                                             ----------

                          Indiana - 6.4%
 1,500,000    AAA/Aaa     Indiana Municipal Power Agency, Power Supply
                            System Revenue, 6.0%, 2012                       $1,683,600
   500,000    A+/A1       Indiana Transportation Finance Authority Highway
                            Revenue, 8.0%, Prerefunded, 2008*                   518,570
 1,000,000    AAA/Aaa     Indiana University Revenue, 5.8%, 2010              1,113,470
 1,000,000    AA-/Aa2     Purdue University Revenue, 5.75%, 2004              1,082,650
                                                                             ----------
                                                                             $4,398,290
                                                                             ----------

                          Kansas - 2.5%
 1,500,000    AA/Aa       Kansas State Department of Transportation
                            Highway Revenue, 6.125%, 2009                    $1,716,315
                                                                             ----------

                          Kentucky - 2.7%
 1,000,000    AAA/Aaa     Kentucky State Turnpike Authority, Economic
                            Development Revenue, 5.25%, 2005                 $1,061,670
   750,000    AAA/A1      Lexington-Fayette Urban County Government
                            Revenue, 7.0%, 2006                                 812,813
                                                                             ----------
                                                                             $1,874,483
                                                                             ----------


                   The accompanying footnotes are an integral
10                     part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/
              Moody's
Principal     Ratings
 Amount     (Unaudited)                                                         Value
                          Maine - 4.0%
$1,500,000    AA+/Aa3     Maine State General Obligation, 5.375%, 2006       $1,610,430
 1,000,000    AAA/Aaa     Maine State Turnpike Authority Revenue,
                            6.0%, 2005                                        1,107,330
                                                                             ----------
                                                                             $2,717,760
                                                                             ----------

                          Maryland - 4.6%
 1,500,000    NR/Aa2      Maryland Community Development Administration,
                            Single Family Mortgage Revenue, 5.95%, 2006      $1,563,720
 1,500,000    AA+/Aa3     University of Maryland System Auxiliary Facility
                            and Tuition Revenue, 5.4%, 2006                   1,608,960
                                                                             ----------
                                                                             $3,172,680
                                                                             ----------

                          Massachusetts - 4.7%
 1,000,000    AAA/Aaa     Commonwealth of Massachusetts Consolidated
                            Loan General Obligation, 5.5%, 2003              $1,063,210
 1,000,000    A+/A1       Massachusetts Bay Transportation Revenue,
                            5.5%, 2009                                        1,079,660
 1,000,000    AAA/Aaa     Massachusetts Water Pollution Abatement Trust
                            Sewer Revenue, 6.0%, 2007                         1,119,490
                                                                             ----------
                                                                             $3,262,360
                                                                             ----------

                          Michigan - 3.2%
 1,000,000    AAA/Aaa     Detroit Michigan Water Supply Revenue,
                            5.75%, 2011                                      $1,097,770
 1,000,000    AA-/A1      Michigan State Trunk Line Sales Tax Revenue,
                            5.625%, 2003                                      1,068,890
                                                                             ----------
                                                                             $2,166,660
                                                                             ----------

                          Minnesota - 4.3%
   750,000    AAA/Aaa     Minnesota Public Facilities Authority Water
                            Pollution Control Revenue, 7.0%, 2009            $  791,677
 1,000,000    AAA/Aaa     Minnesota Public Facilities Authority Water
                            Pollution Control Revenue, 5.0%, 2006             1,046,110
 1,000,000    AA/Aa3      University of Minnesota Revenue, 5.75%, 2018        1,091,440
                                                                             ----------
                                                                             $2,929,227
                                                                             ----------


                   The accompanying footnotes are an integral
                     part of these financial statements.                      11

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                S&P/
              Moody's
Principal     Ratings
 Amount     (Unaudited)                                                         Value
                         Nebraska - 1.6%
$1,000,000    AAA/NR     Omaha Public Power District Electric System
                           Revenue, 6.5%, Prerefunded, 2002*                 $1,100,590
                                                                             ----------

                         Nevada - 0.1%
    65,000    AA/Aa2     Nevada Housing Division Single Family Program
                           Revenue, 8.0%, 2009                               $   66,528
                                                                             ----------

                         New Hampshire - 0.8%
   500,000    AAA/Aaa    New Hampshire Turnpike System Revenue,
                           7.375%, Prerefunded, 2000*                        $  545,070
                                                                             ----------

                         New Jersey - 2.8%
   750,000    AA-/Aaa    New Jersey Highway Authority Garden State
                           Parkway Senior Revenue, 7.25%,
                           Prerefunded, 1999*                                $  790,358
 1,000,000    AA+/Aa1    New Jersey Sales Tax Revenue, 5.8%, 2007             1,104,200
                                                                             ----------
                                                                             $1,894,558
                                                                             ----------

                         New Mexico - 1.5%
 1,000,000    AA/Aa      Bernalillo County, New Mexico, Gross Receipts
                           Tax Revenue, 5.0%, 2013                           $1,019,210
                                                                             ----------

                         New York - 1.5%
 1,000,000    A/A3       New York State Local Government Assistance
                           Corp. Revenue, 5.5%, 2017                         $1,066,390
                                                                             ----------

                         Ohio - 1.6%
 1,000,000    AAA/Aaa    Ohio State Water Development Authority,
                           6.0%, 2006                                        $1,120,200
                                                                             ----------

                         Oklahoma - 2.4%
 1,500,000    A-/A       Grand River Dam Authority Electric Revenue,
                           5.75%, 2006                                       $1,638,015
                                                                             ----------


                   The accompanying footnotes are an integral
12                    part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/
              Moody's
Principal     Ratings
 Amount     (Unaudited)                                                         Value
                          Pennsylvania - 4.1%
$1,500,000    AA-/A1      Pennsylvania State General Obligation,
                            6.25%, 2010                                      $1,730,205
 1,000,000    A/A1        Pennsylvania State Turnpike Commission Highway
                            Revenue, 5.45%, 2002                              1,054,520
                                                                             ----------
                                                                             $2,784,725
                                                                             ----------

                          Puerto Rico - 1.7%
 1,000,000    AAA/Aaa     University of Puerto Rico
                            Revenue, MBIA Insured, 6.25%, 2008               $1,150,680
                                                                             ----------

                          South Carolina - 4.8%
 1,000,000    AA/Aa       Columbia Waterworks & Sewer System
                            Revenue, 5.5%, 2009                              $1,083,750
 1,000,000    AA/Aa1      Greenville Waterworks Revenue, 6.0%, 2008           1,126,520
 1,000,000    AAA/Aaa     South Carolina General Obligation, 5.75%, 2003      1,079,490
                                                                             ----------
                                                                             $3,289,760
                                                                             ----------

                          Texas - 7.1%
 1,000,000    AA/Aa2      Port Houston Authority Revenue, 5.0%, 2005         $1,041,980
   750,000    AAA/Aaa     San Antonio Prior Lien Water
                            Revenue, 7.125%, Prerefunded, 1999*                 792,307
 1,000,000    AAA/Aaa     Texas Municipal Power Revenue, 5.5%, 2010           1,086,610
 1,500,000    AA/Aa2      Texas State General Obligation, 5.8%, 2004          1,637,385
   250,000    AAA/Aaa     University of Texas Permanent University Fund,
                            Escrowed to Maturity in Government
                            Securities, 8.0%, 2004                              302,050
                                                                             ----------
                                                                             $4,860,332
                                                                             ----------

                          Utah - 0.0%
    25,000    AA/Aa       Utah Housing Finance Agency,
                            Single Family Mortgage Purchase Revenue,
                            7.3%, 2003                                       $   25,395
                                                                             ----------

                          Vermont - 0.8%
   500,000    AAA/Aaa     Vermont Municipal Bond Bank, 7.9%,
                            Prerefunded, 1998*                               $  528,465
                                                                             ----------


                   The accompanying footnotes are an integral
                     part of these financial statements.                      13

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                S&P/
              Moody's
Principal     Ratings
 Amount     (Unaudited)                                                         Value
                          Virginia - 1.6%
$1,000,000    AA/Aa       Virginia State Public School Authority, Special
                            Obligation, 5.4%, 2004                          $ 1,064,650
                                                                            -----------

                          Washington - 1.6%
 1,000,000    AA/Aa1      Washington State General Obligation,
                            6.0%, 2002                                      $ 1,074,130
                                                                            -----------

                          Wisconsin - 1.5%
 1,000,000    AA/Aa2      Wisconsin State General Obligation,
                            5.3%, 2012                                      $ 1,054,730
                                                                            -----------

                          TOTAL TAX-EXEMPT OBLIGATIONS
                          (Cost $63,794,446)(a)                             $67,206,093
                                                                            -----------

                          TEMPORARY CASH INVESTMENTS - 2.0%
   100,000                California Pollution Control Revenue,
                            4.9%, 2000**                                    $   100,000
   100,000                California Pollution Control Revenue,
                            4.9%, 2011**                                        100,000
   500,000                Jackson County, Mississippi Pollution Control
                            Revenue, 3.55%, 2023**                              500,000
   200,000                Uinta County, Wyoming Pollution Control Revenue,
                            3.8%, 2010**                                        200,000
   200,000                Uinta County, Wyoming Pollution Control Revenue,
                            3.55%, 2020**                                       200,000
   300,000                Uinta County, Wyoming Pollution Control Revenue,
                            5.0%, 2022**                                        300,000
                                                                            -----------
                          TOTAL TEMPORARY CASH INVESTMENTS
                          (Cost $1,400,000)                                 $ 1,400,000
                                                                            -----------
                          TOTAL INVESTMENT IN SECURITIES - 100%
                          (Cost $65,194,446)(b)                             $68,606,093
                                                                            ===========


                   The accompanying footnotes are an integral
14                    part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NR    Not rated.

* Prerefunded bond has been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest in the tax-exempt issue and to retire the bond in full at the earliest refunding date.

** Security with daily "put" feature with resetting interest rates. Coupon rate disclosed is as of December 31, 1997.

(a) The concentration of securities, by type of obligation/market sector, is as follows:
      General Obligation                               21.1%
      Escrowed in U.S. Government Securities            9.0
      Revenue Bonds:
        Education                                      11.9
        Housing                                         5.7
        Insured                                        19.8
        Power                                           9.0
        Sales Tax                                       6.3
        Transportation                                 12.2
        Water                                           5.0

(b) At December 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $65,194,446 was as follows:

      Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                   $  3,411,647
      Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                             --
                                                                    ------------
      Net unrealized gain                                           $  3,411,647
                                                                    ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 aggregated $23,834,960 and $33,755,948, respectively.


                   The accompanying footnotes are an integral
                      part of these financial statements.                     15

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
BALANCE SHEET 12/31/97
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
  investments of $1,400,000) (cost $65,194,446)                 $68,606,093
  Cash                                                               15,121
  Receivables -
    Fund shares sold                                                 60,542
    Interest                                                      1,094,565
  Other                                                               7,688
                                                                -----------
      Total assets                                              $69,784,009
                                                                -----------

LIABILITIES:
  Payables -
    Investment securities purchased                             $ 1,046,994
    Dividends                                                        77,788
  Due to affiliates                                                  76,326
  Accrued expenses                                                   47,905
                                                                -----------
      Total liabilities                                         $ 1,249,013
                                                                -----------

NET ASSETS:
  Paid-in capital                                               $65,038,537
  Accumulated undistributed net investment income                     2,083
  Accumulated undistributed net realized gain on investments         82,729
  Net unrealized gain on investments                              3,411,647
                                                                -----------
      Total net assets                                          $68,534,996
                                                                ===========

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $65,225,339/6,239,872 shares)               $     10.45
                                                                ===========
  Class B (based on $3,010,001/287,535 shares)                  $     10.47
                                                                ===========
  Class C (based on $299,656/28,580 shares)                     $     10.48
                                                                ===========

MAXIMUM OFFERING PRICE:
  Class A                                                       $     10.83
                                                                ===========


16  The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/97

INVESTMENT INCOME:
  Interest                                      $3,690,600
                                                ----------
    Total investment income                                       $3,690,600
                                                                  ----------
EXPENSES:
  Management fees                               $  351,207
  Transfer agent fees
    Class A                                         71,832
    Class B                                          3,720
    Class C                                            367
  Distribution fees
    Class A                                        159,818
    Class B                                         28,341
    Class C                                          2,297
  Accounting                                        72,885
  Custodian fees                                    19,244
  Registration fees                                 37,173
  Professional fees                                 40,350
  Printing                                          10,676
  Fees and expenses of nonaffiliated trustees       13,311
  Miscellaneous                                     34,459
                                                ----------
    Total expenses                                                $  845,680
    Less management fees waived by
      Pioneering Management Corporation                             (104,683)
    Less fees paid indirectly                                        (14,325)
                                                                  ----------
    Net expenses                                                   $ 726,672
                                                                  ----------
      Net investment income                                       $2,963,928
                                                                  ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                $1,112,008
  Change in net unrealized gain on investments                       579,896
                                                                  ----------
    Net gain on investments                                       $1,691,904
                                                                  ----------
    Net increase in net assets resulting from operations          $4,655,832
                                                                  ==========


The accompanying notes are an integral part of these financial statements.  17

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/97 and 12/31/96

                                                               Year Ended           Year Ended
FROM OPERATIONS:                                                12/31/97             12/31/96
Net investment income                                         $  2,963,928         $  3,540,782
Net realized gain on investments                                 1,112,008              196,137
Change in net unrealized gain on investments                       579,896           (1,494,178)
                                                              ------------         ------------
     Net increase in net assets resulting from operations     $  4,655,832         $  2,242,741
                                                              ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ($0.44 and $0.47 per share, respectively)          $ (2,841,400)        $ (3,461,175)
   Class B ($0.37 and $0.38 per share, respectively)              (101,513)            (105,009)
   Class C ($0.34 and $0.33 per share, respectively)                (7,472)              (6,042)
In excess of net investment income:
   Class A ($0.00 and $0.00 per share, respectively)                     -               (5,392)
   Class C ($0.00 and $0.01 per share, respectively)                     -                 (238)
Net realized gain:
   Class A ($0.08 and $0.00 per share, respectively)              (511,871)                   -
   Class B ($0.08 and $0.00 per share, respectively)               (22,707)                   -
   Class C ($0.08 and $0.00 per share, respectively)                (2,343)                   -
                                                              ------------         ------------
     Total distributions to shareholders                      $ (3,487,306)        $ (3,577,856)
                                                              ------------         ------------


FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $  3,967,917         $  8,160,271
Reinvestment of distributions                                    2,280,319            2,196,836
Cost of shares repurchased                                     (15,334,302)         (14,554,121)
                                                              ------------         ------------
   Net decrease in net assets resulting from
     fund share transactions                                  $ (9,086,066)        $ (4,197,014)
                                                              ------------         ------------
   Net decrease in net assets                                 $ (7,917,540)        $ (5,532,129)
                                                              ------------         ------------
NET ASSETS:
Beginning of year                                               76,452,536           81,984,665
                                                              ------------         ------------
End of year (including accumulated undistributed
   net investment income of $2,083 and $0, respectively)      $ 68,534,996         $ 76,452,536
                                                              ============         ============


CLASS A                         '97 Shares     '97 Amount      '96 Shares       '96 Amount
Shares sold                       290,169     $  3,000,480        678,298     $  6,961,860
Reinvestment of distributions     212,121        2,189,076        206,717        2,116,538
Less shares repurchased        (1,404,597)     (14,465,457)    (1,352,057)     (13,837,542)
                               ----------     ------------     ----------     ------------
   Net decrease                  (902,307)    $ (9,275,901)      (467,042)    $ (4,759,144)
                               ==========     ============     ==========     ============

CLASS B
Shares sold                        85,716     $    882,162         95,563     $    984,982
Reinvestment of distributions       7,998           82,765          7,217           74,044
Less shares repurchased           (84,079)        (868,240)       (68,872)        (701,579)
                               ----------     ------------     ----------     ------------
   Net increase                     9,635     $     96,687         33,908     $    357,447
                               ==========     ============     ==========     ============

CLASS C*
Shares sold                         8,221     $     85,275         20,459     $    213,429
Reinvestment of distributions         819            8,478            611            6,254
Less shares repurchased               (58)            (605)        (1,472)         (15,000)
                               ----------     ------------     ----------     ------------
   Net increase                     8,982     $     93,148         19,598     $    204,683
                               ==========     ============     ==========     ============

* Class C shares were first publicly offered on January 31, 1996.


18  The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
--------------------------------------------------------------------------------

                                                                   Year           Year          Year           Year         Year
                                                                   Ended         Ended          Ended          Ended        Ended
CLASS A                                                          12/31/97       12/31/96      12/31/95      12/31/94(a)   12/31/93
Net asset value, beginning of year                                $ 10.28       $ 10.44       $  9.62        $ 10.76       $ 10.32
                                                                  -------       -------       -------        -------       -------
Increase (decrease) from investment operations:
    Net investment income                                         $  0.44       $  0.46       $  0.49        $  0.49       $  0.56
    Net realized and unrealized gain (loss) on investments           0.25         (0.15)         0.82          (1.13)         0.56
                                                                  -------       -------       -------        -------       -------
           Net increase (decrease) from investment operations     $  0.69       $  0.31       $  1.31        $ (0.64)      $  1.12
Distributions to shareholders:
    Net investment income                                           (0.44)        (0.47)        (0.49)         (0.49)        (0.56)
    Net realized gain                                               (0.08)            -             -          (0.01)        (0.12)
                                                                  -------       -------       -------        -------       -------
Net increase (decrease) in net asset value                        $  0.17       $ (0.16)      $  0.82        $ (1.14)      $  0.44
                                                                  -------       -------       -------        -------       -------
Net asset value, end of year                                      $ 10.45       $ 10.28       $ 10.44        $  9.62       $ 10.76
                                                                  =======       =======       =======        =======       =======
Total return*                                                        6.87%         3.03%        13.80%         (6.02)%       11.08%
Ratio of net expenses to average net assets                          1.02%+        1.03%+        1.02%+         1.00%         0.85%
Ratio of net investment income to average net assets                 4.23%+        4.47%+        4.77%+         4.89%         5.23%
Portfolio turnover rate                                                35%           34%           29%            39%           14%
Net assets, end of year (in thousands)                            $65,225       $73,387       $79,432        $76,674       $82,907
Ratios assuming no waiver of management fees by PMC and
    no reduction for fees paid indirectly:
        Net expenses                                                 1.17%         1.14%         1.12%          1.22%         1.12%
        Net investment income                                        4.08%         4.36%         4.67%          4.67%         4.97%
Ratios assuming waiver of management fees by PMC
    and reduction for fees paid indirectly:
        Net expenses                                                 1.00%         1.00%         1.00%            --            --
        Net investment income                                        4.25%         4.50%         4.79%            --            --

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.  19

Pioneer Intermediate Tax-Free Fund

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
-------------------------------------------------------------------------------

                                                                   Year        Year         Year       4/29/94
                                                                   Ended       Ended        Ended         to
CLASS B                                                          12/31/97    12/31/96     12/31/95    12/31/94(a)
Net asset value, beginning of period                            $10.31        $10.46        $ 9.65       $10.07
                                                               -------       -------       -------      -------
Increase (decrease) from investment operations:
    Net investment income                                       $ 0.36        $ 0.38        $ 0.41       $ 0.27
    Net realized and unrealized gain (loss) on investments        0.25         (0.15)         0.80        (0.42)
                                                               -------       -------       -------      -------
        Net increase (decrease) from investment operations      $ 0.61        $ 0.23        $ 1.21       $(0.15)
Distributions to shareholders:
    Net investment income                                        (0.37)        (0.38)        (0.40)       (0.27)
    Net realized gain                                            (0.08)           --            --           --
                                                               -------       -------       -------      -------
Net increase (decrease) in net asset value                      $ 0.16        $(0.15)       $ 0.81       $(0.42)
                                                               -------       -------       -------      -------
Net asset value, end of period                                  $10.47        $10.31        $10.46       $ 9.65
                                                               =======       =======       =======      =======
Total return*                                                     6.08%         2.25%        12.71%       (1.49)%
Ratio of net expenses to average net assets                       1.81%+        1.81%+        1.86%+       1.84%**
Ratio of net investment income to average net assets              3.44%+        3.68%+        3.90%+       4.17%**
Portfolio turnover rate                                             35%           34%           29%          39%
Net assets, end of period (in thousands)                        $3,010        $2,864        $2,553       $1,529
Ratios assuming no waiver of management fees by PMC and
    no reduction for fees paid indirectly:
        Net expenses                                              1.96%         1.91%         1.96%        2.14%**
        Net investment income                                     3.29%         3.58%         3.80%        3.87%**
Ratios assuming waiver of management fees by PMC
    and reduction for fees paid indirectly:
        Net expenses                                              1.79%         1.76%         1.82%          --
        Net investment income                                     3.46%         3.73%         3.94%          --

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.


20  The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
-------------------------------------------------------------------------------

                                                     Year Ended   1/31/96 to
CLASS C                                                12/31/97    12/31/96
Net asset value, beginning of period                    $ 10.29     $ 10.51
                                                        -------     -------
Increase (decrease) from investment operations:
  Net investment income                                 $  0.35     $  0.33
  Net realized and unrealized gain (loss)
      on investments                                       0.26       (0.21)
                                                        -------     -------
      Net increase from investment operations           $  0.61     $  0.12
Distributions to shareholders:
  Net investment income                                   (0.34)      (0.33)
  In excess of net investment income                         --       (0.01)
  Net realized gain                                       (0.08)         --
                                                        -------     -------
Net increase (decrease) in net asset value              $  0.19     $ (0.22)
                                                        -------     -------
Net asset value, end of period                           $10.48     $ 10.29
                                                        =======     =======
Total return*                                              6.04%       1.22%
Ratio of net expenses to average net assets                1.84%+      1.97%**+
Ratio of net investment income to average net assets       3.41%+      3.51%**+
Portfolio turnover rate                                      35%         34%
Net assets, end of period (in thousands)                $   300     $   202
Ratios assuming no waiver of management fees by PMC
  and no reduction for fees
  paid indirectly:
    Net expenses                                           1.99%       2.08%**
    Net investment income                                  3.26%       3.40%**
Ratios assuming waiver of management fees by PMC
  and reduction for fees paid
  indirectly:
    Net expenses                                           1.82%       1.89%**
    Net investment income                                  3.43%       3.59%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.  21

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Intermediate Tax-Free Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

The Fund offers three classes of shares - Class A, Class B, and Class C shares. Shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities, and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal tax provision is required.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      At December 31, 1997, the Fund reclassified $11,460 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

      In order to comply with federal income tax regulations, the Fund has des-ignated $608,190 as a capital gain dividend for the purposes of the dividend paid deduction. Of this amount, $90,367 and $517,823 are subject to the maximum 28% and 20% federal income tax rates, respectively.

      In order to comply with federal income tax regulations, the Fund has designated $2,952,468 as tax-exempt interest dividends. For purposes of the dividend exclusion, none of the distributions per share qualify for the exclusion.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97                               (continued)
--------------------------------------------------------------------------------

C.    Fund Shares

      The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $5,138 in underwriting commissions on the sale of the fund shares during the year ended December 31, 1997.

D.    Class Allocations

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see
      Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

2.    Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1997, $25,667 was payable to PMC related to management fees and certain other services.

3.    Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $7,965 in transfer agent fees payable to PSC at December 31, 1997.

4.    Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $42,694 in distribution fees payable to PFD at December 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 3%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1997, CDSCs in the amount of $4,065 were paid to PFD.

5.    Expense Reductions

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $14,325 under such arrangements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Intermediate Tax-Free
Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Intermediate Tax-Free Fund, as of December 31, 1997, and the related statement of operations, the state ments of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Intermediate Tax-Free Fund as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 2, 1998

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                           Officers
John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and President
Mary K. Bush                       David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.            Kathleen D. McClaskey, Vice President
Margaret B.W. Graham               William H. Keough, Treasurer
John W. Kendrick                   Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distri butions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                           1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                        1-800-225-4321

Retirement plans information                                1-800-622-0176

Telecommunications Device for the Deaf (TDD)                1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                           1-800-225-4240

Our Internet e-mail address                           ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[PIONEER LOGO]    Pioneer Funds Distributor, Inc.
                  60 State Street
                  Boston, Massachusetts  02109
                  www.pioneerfunds.com

       0298-4807
(C)    Pioneer Funds Distributor, Inc.
[RECYCLE LOGO] Printed on Recycled Paper

E X H I B I T   D


[LOGO]

Pioneer
Tax-Free
Income Fund

SEMIANNUAL REPORT 6/30/98

Table of Contents
--------------------------------------------------------------------------------
Letter from the Chairman                                                       1
Portfolio Summary                                                              2
Performance Update                                                             3
Portfolio Management Discussion                                                6
Schedule of Investments                                                        9
Financial Statements                                                          20
Notes to Financial Statements                                                 26
Report of Independent Public Accountants                                      30
Trustees, Officers and Service Providers                                      31
Programs and Services for Pioneer Shareowners                                 32
Retirement Plans from Pioneer                                                 34
The Pioneer Family of Mutual Funds                                            36

Pioneer Tax-Free Income Fund

LETTER FROM THE CHAIRMAN 6/30/98

Dear Shareowner,
--------------------------------------------------------------------------------

While the Taxpayer Relief Act of 1997 provided lower rates on capital gains, it did not ease the tax burden on investment income. As a result, municipal bonds remain one of the few effective ways for investors to protect themselves from taxes. We are happy to offer Pioneer Intermediate Tax-Free Fund as a choice for conservative, tax-sensitive investors. The Fund's professional management and diversified portfolio make tax-free investing affordable and accessible, an important point since municipal bonds can be difficult for individuals to buy and sell directly. Although municipal bonds did not keep pace with the snappy gains posted by taxable U.S. government and corporate bonds over the past six months, they generated solid returns and attractive after-tax dividends.

We have always recommended that investors diversify their portfolios among both stocks and bonds, and recent market volatility has underscored this point. What can you as an investor do? I encourage you to periodically review your financial goals and strategy with your investment professional. It's a simple step to make sure you will be better prepared to weather the inevitable swings in the market.

Please read on to learn more about how your Fund is being managed. If you have questions about Pioneer Tax-Free Income Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.
--------------------------------
John F. Cogan, Jr.,
Chairman and President

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/98
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material.]

                    Short-Term Cash Equivalents ..    1%
                    A ............................   14%
                    AA ...........................   19%
                    AAA ..........................   66%


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective  life as a percentage  of total  investment  portfolio)

[The following data was represented as a pie chart in the printed material.]

                    0-2  Years ...................    1%
                    2-5  Years ...................   18%
                    5-7 Years ....................   12%
                    7-10  Years ..................   28%
                    10-20  Years .................   32%
                    20+ Years ....................    9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

1.  Illinois  Metropolitan Pier & Exposition  Authority
    State Tax Revenue, 8.5%, 6/15/06                                    2.85%

2.  South Carolina Public Service Authority Revenue,
    6.625%, Prerefunded, 7/1/02                                         2.77

3.  Wyoming Community  Development  Authority Revenue,
    Series B, 7.05%,  6/1/33                                            2.58

4.  Hastings  Electric System Revenue,  6.3%, 1/1/19                    2.01

5.  Will County, llinois  Environmental
    Revenue Bond,  6.4%,  4/1/26                                        1.96

6.  South East Public  Service  Authority,  5.0%,  7/1/15               1.64

7.  Walled  Lake School District  General  Obligation,
    Series I, 5.5%,  5/1/22                                             1.47

8.  Oklahoma State Turnpike  Authority  Revenue,  6.125%,  1/1/20       1.42

9.  District of Columbia Water & Sewer Authority, 5.5%, 10/1/23         1.33

10. McGee Creek Authority Water Revenue, 6.0%, 1/1/23                   1.33

Fund holdings will vary for other periods.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/98                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions

Net Asset Value
per Share                 6/30/98                 12/31/97
                          $12.19                  $12.17

Distributions per Share       Income          Short-Term        Long-Term
(12/31/97 - 6/30/98)          Dividends       Capital Gains     Capital Gains
                              $0.276               --                --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 1998)

                            Net Asset       Public Offering
        Period                Value              Price*
        10 Years              8.19%               7.70%
        5 Years               5.81                4.83
        1 Year                8.51                3.58
--------------------------------------------------------------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[mountain chart]

                        Pioneer Tax-Free           Lehman Brothers
                         Income Fund*           Municipal Bond Index
                         ------------           --------------------
             6/88           9,550                      10,000
                           10,853                      11,139
             6/90          11,483                      11,898
                           12,477                      12,970
             6/92          14,076                      14,497
                           15,831                      16,231
             6/94          15,745                      16,263
                           17,009                      17,692
             6/96          17,942                      18,864
                           19,346                      20,422
             6/98          20,991                      22,188

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/98                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  6/30/98           12/31/97
                           $12.11            $12.09

Distributions per Share    Income            Short-Term           Long-Term
(12/31/97 - 6/30/98)       Dividends         Capital Gains        Capital Gains
                           $0.239                 --                   --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 1998)

                 If         If
Period          Held     Redeemed*
Life-of-Fund    6.57%     5.74%
(4/28/95)
1 Year          7.71      3.71
--------------------------------------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
(CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[mountain chart]

                        Pioneer Tax-Free           Lehman Brothers
                         Income Fund*           Municipal Bond Index
                         ------------           --------------------
               4/95        10,000                      10,000
               6/95        10,155                      10,229
                           10,363                      10,523
                           10,794                      10,957
                           10,580                      10,824
               6/96        10,616                      10,906
                           10,858                      11,157
                           11,080                      11,441
                           10,994                      11,414
               6/97        11,368                      11,807
                           11,682                      12,163
                           11,985                      12,493
                           12,078                      12,637
               6/98        11,944                      12,828

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/98                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                     6/30/98            12/31/97
                              $12.12             $12.11

Distributions per Share       Income             Short-Term       Long-Term
(12/31/97 - 6/30/98)          Dividends          Capital Gains    Capital Gains
                              $0.239                   --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 1998)

                     If            If
Period              Held        Redeemed*
Life-of-Fund        5.20%         5.20%
(1/31/96)
1 Year              7.69          7.69
--------------------------------------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[mountain chart]

                        Pioneer Tax-Free           Lehman Brothers
                         Income Fund*           Municipal Bond Index
                         ------------           --------------------
               1/96         10,000                      10,000
                             9,766                       9,804
               6/96          9,791                       9,879
                            10,006                      10,106
                            10,219                      10,363
                            10,148                      10,338
               6/97         10,493                      10,695
                            10,792                      11,017
                            11,070                      11,316
                            11,138                      11,446
               6/98         11,300                      11,620

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

Pioneer Tax-Free Income Fund closed the first half of its fiscal year on June 30, 1998. During that time, favorable economic conditions in the United States and a "flight to quality" in the U.S. Treasury market pushed taxable bond prices higher and long-term interest rates to historic lows. Even so, an increased supply of municipal bonds combined with weak demand, hurt the performance of munis, especially when compared to taxable bonds.

Mark L. Winter has managed Pioneer Tax-Free Income Fund for the past 12 years, leading the investment team responsible for the Fund's daily activities. The following discussion with Mr. Winter details the investment environment and the strategies that affected your Fund's performance, and provides his outlook for the second half of 1998.

Q: How did the Fund perform in the first half of 1998?

A: Pioneer Tax-Free Income Fund delivered competitive returns. For the six months, Class A Shares returned 2.46%, Class B Shares 2.16% and Class C
    Shares 2.08%, all at net asset value. In comparison, the 246 general municipal debt funds followed by Lipper Analytical Services returned 2.26% for the same period. (Returns do not reflect sales charges.) Lipper Analytical Services is an independent company that tracks fund performance.

    The Fund's Class A Shares also provided a tax-free 30-day yield of 3.84% on June 30. That translated into an attractive taxable- equivalent yield of 6.35% for an investor in the 39.6% maximum federal tax bracket.

Q:  Did the situation in Asia affect U.S. interest rates and bonds?

A: The uncertainty of the Asian crisis kept interest rates, and bond prices, within a narrow range for most of the period. It also sparked a "flight to quality." Generally, investors waited for new developments and evidence of the situation's effect on the U.S. economy. When the crisis worsened this spring, investors sought the safety and security

Pioneer Tax-Free Income Fund

    of U.S. Treasuries. This demand again pushed up prices of taxable bonds and lowered interest rates.

    Asia's problems held down U.S. interest rates for another reason, too. Many investors were concerned that our strong economy eventually might stimulate inflation and lead the Federal Reserve to raise interest rates. But, because the United States and Asia are active trading partners, slowing Asian economies could lessen U.S. economic growth. That would ease inflationary pressures and reduce the Fed's impetus to change rates.

Q:  What was the environment like for municipal bonds over the past six months?

A: Basically it was a case of supply and demand. The supply of municipal bonds increased dramatically during the first quarter of 1998, as many state and local governments took advantage of lower interest rates to refinance higher-cost bonds or to finance new projects. In fact, this period included the largest transaction ever to occur in the tax-exempt market - Long Island Power Authority's $6.5 billion issue. Ironically, all this good news for municipalities didn't help municipal bond investors much since the flood of supply kept prices from rising. In addition, the continuing economic problems in Asia increased the popularity of U.S. Treasury bonds, particularly among foreign investors. Municipal bond prices rose but not as fast or far as Treasurys.

    The yield on the benchmark 30-year U.S. Treasury fell from 5.92% on December 31, 1997 to 5.63% on June 30. In comparison, the yield on the Lehman Brothers Municipal Bond Index - a good indicator of the municipal bond market - only fell from 4.70% on December 31 to 4.65% on June 30.

Q:  What strategies did you use to manage the Fund?

A: We emphasized total return and income by adjusting the Fund's sensitivity to interest rate changes. We also maintained the Fund's high

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/98                              (continued)
--------------------------------------------------------------------------------

    standards of quality and focused on attractive relative value. As of June 30, 54% of the Fund's holdings were insured AAA-rated bonds, translating into an average rating of "AA+." (Ratings apply to underlying securities, not Fund shares.) The portfolio remained well diversified with 178 holdings spread over 41 states.

    We increased total return potential by increasing the portfolio's duration from 6.44 years on December 31 to 7.70 years on June 30. Duration measures a Fund's sensitivity to changes in interest rates. Generally, an investment's price will change 1% for every 1% change in interest rates. Higher durations mean more potential for both price appreciation when interest rates fall and price declines when interest rates rise; shorter durations reduce interest rate sensitivity.

    We implemented this strategy by selling bonds with nearing "call dates" and reinvesting in bonds with 15 to 20 year maturities because "call" provisions relate to a predetermined date for an issuer to repurchase a bond from its holder. Often, this happens when interest rates decline so that an issuer can refinance the bonds at lower rates. Selling callable bonds improved the Fund's potential for both price appreciation and long-term income generation for several reasons. Bonds with longer maturities offer better potential for price appreciation when interest rates decline, and longer streams of predictable income.

Q:  What is your outlook for municipal bonds over the next six months?

A: Over the near-term, we expect many of the trends that were positive for municipal bonds during the past six months to continue through the end of 1998. We believe solid economic growth and minimal inflation in the United States can spur ongoing improvement in the financial health of municipalities. After the recent flood of offerings, we think issuers are taking a breather, which should give tax-exempt bond prices a lift. Looking out further, we expect Asia to have a powerful influence on interest rates. If there is a significant spillover into the U.S. economy, interest rates could remain stable or move moderately lower.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value

                         TAX-EXEMPT OBLIGATIONS - 98.7%
                         Arizona - 3.1%
$ 1,500,000   AAA/Aaa    Kyrene School District, 6.0%, 7/1/14           $   1,614,765
  2,765,000   AAA/Aaa    Maricopa County Revenue, 5.50%, 1/1/18             2,900,651
  1,000,000   AAA/Aaa    Maricopa County School District, 7.0%, 7/1/07      1,174,930
  1,000,000   AAA/Aaa    Maricopa County School District, 7.0%, 7/1/08      1,175,670
  3,500,000   AAA/Aaa    Mesa Utilitiy System Revenue, 4.5%, 7/1/18         3,209,815
  2,200,000   AAA/Aaa    Tempe School District, 7.0%,  7/1/08               2,648,954
                                                                        -------------
                                                                        $  12,724,785
                                                                        -------------
                         Colorado - 3.1%
    500,000   NR/Aa2     Colorado Housing Finance Authority,
                           Series A-3, 7.0%, 11/1/16                    $     558,035
    845,000   NR/Aa2     Colorado Housing Finance Authority,
                           Series C-2, 7.45%, 6/1/17                          954,174
  3,490,000   NR/Aa2     Colorado Housing Finance Authority,
                           Series A-1, 7.4%, 11/1/27                        3,933,265
  1,500,000   NR/Aa2     Colorado Housing Finance Authority,
                           Series B-2, 7.45%, 11/1/27                       1,716,315
    500,000   NR/Aa2     Colorado Housing Finance Authority,
                           Series C-1, 7.55%, 11/1/27                         565,895
    500,000   NR/Aa2     Colorado Housing Finance Authority,
                           Series B-1,  6.5%, 11/1/29                         553,880
  3,575,000   AAA/Aaa    Douglas County School District Region 1,
                           7.0%, 12/15/13                                   4,421,882
                                                                        -------------
                                                                        $  12,703,446
                                                                        -------------
                         Delaware - 0.4%
  1,630,000   NR/Aa3     State of Delaware Housing Authority
                           Revenue, 6.45%, 7/1/13                       $   1,733,505
                                                                        -------------
                         District of Columbia - 1.3%
  5,050,000   AAA/Aaa    District of Columbia Water & Sewer Authority,
                           5.5%, 10/1/23                                $   5,342,042
                                                                        -------------
                         Florida - 4.1%
  1,275,000   A/NR       Clearwater Housing Authority, 5.4%,  5/1/13    $   1,302,374
  4,370,000   AAA/Aaa    Hillsborough County Revenue, 5.5%,  7/1/14         4,683,635
    770,000   NR/Aaa     Manatee County Housing Revenue, 7.2%, 5/1/28         869,061
  1,500,000   NR/Aaa     Martin County Florida Utilities, 5.0%,  10/1/18    1,479,210
  1,025,000   AAA/Aaa    Northern Palm Beach, 4.80%,  8/1/12                1,029,971
  1,250,000   AAA/Aaa    Northern Palm Beach, 4.90%,  8/1/13                1,265,938

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         Florida - (continued)
$ 1,300,000   AAA/Aaa    Palm Beach County Water & Wastewater
                           Revenue, 5.0%,  10/1/17                      $   1,287,221
  1,250,000   AAA/Aaa    Peace River Water Authority, 5.0%,  10/1/23        1,223,575
  2,000,000   AAA/Aaa    Tampa Revenue, 4.875%,  11/15/18                   1,926,100
  1,440,000   AAA/NR     Tampa Utility Tax, 5.0%,  10/1/19                  1,419,494
                                                                        -------------
                                                                        $  16,486,579
                                                                        -------------
                         Georgia - 0.7%
  1,000,000   AA/Aa3     Clayton County Water & Sewer Authority
                           Revenue, 5.0%,  5/1/12                       $   1,025,080
  2,000,000   AAA/Aaa    Fulton County Water & Sewer Revenue,
                           4.75%,  1/1/28                                   1,876,440
                                                                        -------------
                                                                        $   2,901,520
                                                                        -------------
                         Idaho - 0.2%
  1,000,000   AAA/NR     Idaho State Building Authority, 4.75%,
                           9/1/25                                       $     944,560
                                                                        -------------

                         Illinois - 9.8%
  5,000,000   AAA/Aaa    Chicago Board of Education, 5.75%, 6/1/27      $   5,278,450
  1,750,000   NR/Aaa     Chicago Family Mortgage, 6.45%, 9/1/29             1,910,107
  2,000,000   AAA/Aaa    Chicago Lakefront Millenium Parking
                           Facilities, 5.125%, 1/1/28                       1,962,700
  1,145,000   A+/A1      Illinois Housing Development Authority
                           Revenue Multi-Family Housing, 7.0%,
                           Prerefunded, 7/1/21*                             1,439,025
  9,000,000   A+/A2      Illinois Metropolitan Pier & Exposition Authority
                           State Tax Revenue, 8.5%, 6/15/06                11,427,030
  4,015,000   A+/Aaa     Illinois Metropolitan Pier & Exposition Authority
                           State Tax Revenue, 6.5%, 6/15/27                 4,499,329
  5,000,000   AAA/Aaa    Illinois State General Obligation, 5.75%, 5/1/21   5,248,550
  7,185,000   AA/Aa2     Will County, Illinois Environmental Revenue Bond,
                           6.4%, 4/1/26                                     7,878,353
                                                                        -------------
                                                                        $  39,643,544
                                                                        -------------
                         Indiana - 4.4%
  1,000,000   AAA/Aaa    Goshen School Building Corp., 5.6%, 1/15/16    $   1,042,240
    750,000   AAA/NR     Indiana Bond Bank State Revolving Fund,
                           6.75%, 2/1/17                                      850,433
  3,500,000   AA/Aa3     Indiana Health Facilities Authority,
                           5.5%, 2/15/16                                    3,607,730
  1,000,000   NR/Aaa     Indiana State Housing Finance Authority, Single
                           Family Mortgage Revenue, 5.95%, 7/1/13           1,045,760
  1,400,000   AA/NR      Indianapolis Local Public Improvement Board
                           Revenue, 6.75%, 2/1/14                           1,671,432

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         Indiana - (continued)
$ 1,000,000   A+/A       Lawrence Township Metropolitan School District
                           Revenue, 6.75%, 7/5/13                       $   1,197,390
  2,300,000   A/NR       Mishawaka School District, 5.625%, 1/15/23         2,385,997
  3,200,000   AA-/AA2    Petersburg Indiana Pollution and Control
                           Revenue, 5.4%, 8/1/17                            3,336,032
  2,740,000   AAA/Aaa    Sarah Scott Middle School Revenue,
                           5.75%, 1/15/19                                   2,888,343
                                                                        -------------
                                                                        $  18,025,357

                         Iowa - 0.3%
  1,000,000   NR/A       Iowa Finance Authority Revenue Bond, Correctional
                           Facility Program, 5.55%, 6/15/10             $   1,060,520
                                                                        -------------
                         Kansas - 1.0%
  3,500,000   AAA/Aaa    Kansas State Development Financial Authority,
                           5.0%,  12/1/25                               $   3,408,160
    500,000   AAA/NR     Wellington Electric, 5.2%, 5/1/23                    500,725
                                                                        -------------
                                                                        $   3,908,885
                                                                        -------------
                         Kentucky - 1.0%
  1,095,000   AAA/Aaa    Kenton County Water District #1, 5.8%, 2/1/15  $   1,172,844
  2,010,000   AAA/Aaa    Kenton County Water District #1, 5.875%, 2/1/19    2,153,313
    495,000   AA-/A      University of Kentucky Community College
                           Building Revenue, Series I, 6.4%, 5/1/11           537,966
                                                                        -------------
                                                                        $   3,864,123
                                                                        -------------
                         Louisiana - 0.8%
  3,000,000   AAA/Aaa    New Orleans Home Mortgage Authority,
                           6.25%, 1/15/11                               $   3,394,140
                                                                        -------------
                         Maine - 0.2%
  1,000,000   AAA/Aaa    Maine Financial Authority, 5.0%, 7/1/18        $     976,530
                                                                        -------------
                         Maryland - 0.3%
  1,060,000   AAA/Aaa    Baltimore Revenue, 5.25%, 7/1/17               $   1,101,531
                                                                        -------------
                         Massachusetts - 4.5%
  1,000,000   AAA/Aaa    Massachusetts Health & Education Facilities,
                           5.0%, 10/1/22                                $     973,880
  1,205,000   AAA/Aaa    Massachusetts Housing Finance Agency,
                           5.95%, 7/1/18                                    1,269,455

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         Massachusetts - (continued)
$ 3,000,000   AAA/Aaa    Massachusetts State General Obligation,
                           6.5%, 11/1/07                                $   3,397,830
  4,390,000   NR/Aaa     Massachusetts State Turnpike Authority
                           Revenue, 5.0%, 1/1/20                            4,389,693
  2,000,000   AAA/Aaa    South Essex Massachusetts Sewer District,
                           5.25%, 6/15/18                                   2,015,380
  1,325,000   AAA/Aaa    Worcester General Obligation, 6.15%, 5/1/09        1,490,254
  1,440,000   AAA/Aaa    Worcester General Obligation, 6.20%, 5/1/10        1,623,830
  1,460,000   AAA/Aaa    Worcester General Obligation, 6.25%, 5/1/11        1,650,676
  1,450,000   AAA/Aaa    Worcester General Obligation, 6.3%, 5/1/12         1,643,619
                                                                        -------------
                                                                        $  18,454,617
                                                                        -------------
                         Michigan - 3.4%
  1,455,000   AAA/Aaa    Grand Rapids Community College,
                           5.375%, 5/1/16                               $   1,488,930
  2,175,000   AAA/Aaa    Holly Michigan Area School District,
                           5.625%, 5/1/15                                   2,270,809
  2,500,000   AA+/Aa1    Michigan Municipal Bond Authority,
                           5.63%,  10/1/19                                  2,644,950
  5,715,000   AAA/Aaa    Walled Lake School District General Obligation,
                           Series I, 5.5%, 5/1/22                           5,887,879
  1,500,000   AAA/Aaa    Wayne County Building Authority Capital
                           Improvement, 5.25%, 6/1/16                       1,518,450
                                                                        -------------
                                                                        $  13,811,018
                                                                        -------------
                         Minnesota - 1.2%
    750,000   NR/A2      Minnesota State Higher Education Facilities
                           Authority Revenue, 5.625%, 10/1/16           $     785,445
  1,895,000   AA+/Aa2    Minnesota State Housing Finance Agency,
                           Series H, 6.55%, 7/11/11                         2,022,079
    990,000   AA/Aa2     Minnesota State Housing Finance Agency,
                           Series A, 6.9%, 8/1/12                           1,055,459
  1,000,000   AA/Aa2     Minnesota University, Series A, 5.75%, 7/1/10      1,102,250
                                                                        -------------
                                                                        $   4,965,233
                                                                        -------------
                         Missouri - 3.3%
  1,000,000   AA/Aa2     Joplin Missouri Industrial Development,
                           5.0%, 12/1/18                                $     978,670
  1,010,000   AA/NR      Lexington School District Revenue,
                           5.55%, 3/1/17                                    1,055,843
  2,100,000   AAA/Aaa    Missouri Environmental Improvement and Energy
                           Resources Authority, 6.05%, 7/1/16               2,295,909
  1,000,000   AAA/NR     Missouri Housing Development Series B-2,
                           6.4%,  3/1/29                                    1,094,050
  5,000,000   NR/Aaa     Northwest Missouri University, 4.7%,  6/1/18       4,718,000

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         Missouri - (continued)
$ 2,500,000   AAA/Aaa    Poplar Bluff School District, 5.8%, 3/1/11     $   2,657,275
    650,000   AAA/Aaa    Sikeston, Missouri Electric Revenue,
                           5.0%, 6/1/22                                       634,030
                                                                        -------------
                                                                        $  13,433,777
                                                                        -------------

                         Montana - 1.8%
  3,000,000   AAA/Aaa    Forsyth Pollution Control Revenue, Puget Sound
                           Power & Light Project, 6.8%, 3/1/22          $   3,275,310
  1,000,000   AAA/Aaa    Montana State Health Facilities,
                           5.125%, 12/1/18                                    991,830
  1,000,000   AAA/Aaa    Montana State Health Facilities, 5.0%, 12/1/24       971,400
  2,200,000   AAA/Aaa    University of Montana Revenue, Series C,
                           5.375%, 11/15/21                                 2,242,174
                                                                       --------------
                                                                       $    7,480,714
                                                                       --------------
                         Nebraska - 7.0%
  2,350,000   AAA/NR     Douglas County Hospital Authority Revenue,
                           5.10%, 9/1/11                                $   2,397,611
  3,675,000   AAA/NR     Douglas County Hospital Authority Revenue,
                           5.125%, 9/1/17                                   3,632,738
  5,000,000   NR/A       Grand Island Sanitation Sewer Revenue,
                           6.0%, 4/1/14                                     5,324,100
  7,500,000   A/A        Hastings Electric System Revenue, 6.3%, 1/1/19     8,056,050
  1,325,000   AAA/Aaa    Municipal Energy Agency of Nebraska Revenue,
                           6.0%, 4/1/08                                     1,442,183
  1,500,000   AAA/Aaa    Municipal Energy Agency of Nebraska Revenue,
                           6.0%, 4/1/17                                     1,604,310
  1,690,000   A+/A1      Nebraska Public Power District Revenue,
                          6.125%, 1/1/15                                    1,815,567
    750,000   A+/A1      Nebraska Public Power District Revenue,
                           5.75%, 1/1/20                                      775,980
  1,850,000   A+/A1      Nebraska Public Power District Revenue,
                           6.25%, 1/1/22                                    1,986,123
  1,460,000   AA/Aa1     Omaha Tax Allocation, 5.25%, 11/15/17              1,477,374
                                                                        -------------
                                                                        $  28,512,036
                                                                        -------------
                         New Jersey - 0.6%
  2,400,000   AAA/Aaa    Bergen County Revenue, 4.75%, 12/15/15         $   2,317,056
                                                                        -------------

                         New Mexico - 2.5%
  2,600,000   AA/Aa3     Bernalillo County Gross Receipts Tax Revenue,
                           5.75%, 4/1/21                                $   2,835,404
  2,000,000   NR/Aaa     Dona Ana County Revenue, 5.5%,  6/1/14             2,138,360


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         New Mexico - (continued)
$ 1,780,000   AA/Aa1     New Mexico Mortgage Finance Authority,
                           6.85%, 7/1/12                                $   1,889,968
  2,000,000   AAA/Aaa    Santa Fe Gross Receipts, 5.75%, 6/1/21             2,109,740
  1,200,000   AAA/Aaa    University of New Mexico Revenue,
                           6.55%, 8/15/25                                   1,349,304
                                                                        -------------
                                                                        $  10,322,776
                                                                        -------------
                         New York - 0.6%
  1,500,000   AAA/Aaa    New York State Dormitory Authority,
                           5.25%, 7/1/22                                $   1,503,735
  1,000,000   A+/Aa3     Triborough Bridge & Tunnel Authority,
                           4.75%, 1/1/14                                      989,190
                                                                        -------------
                                                                        $   2,492,925
                                                                        -------------
                         North Carolina - 1.5%
  1,250,000   AA/Aa1     Charlotte Law Enforcement Project,
                           6.1%, 12/1/15                                $   1,357,250

    970,000   AA/Aa3     Charlotte-Mecklenburg Hospital Authority
                            Revenue, 6.25%, 1/1/20                          1,044,651
  1,000,000   AAA/Aaa    Concord Utilities, 5.0%, 12/1/22                     981,970
  1,250,000   AAA/Aaa    Cumberland County Civic Center Project,
                           6.4%, 12/1/24                                    1,389,500
  1,000,000   AAA/Aaa    Franklin County Certificate Participation,
                           6.625%, 6/1/14                                   1,114,160
                                                                        -------------
                                                                        $   5,887,531
                                                                        -------------

                         North Dakota - 1.2%
  2,000,000   AAA/Aaa    Grand Forks Health Care Systems,
                           5.6%, 8/15/17                                $   2,070,900
  1,705,000   NR/Aa3     North Dakota State Housing Finance Agency
                           Revenue, 5.8%, 7/1/18                            1,768,784
  1,000,000   AAA/Aaa    State Water Community Revenue, 5.75%, 7/1/27       1,055,320
                                                                        -------------
                                                                        $   4,895,004
                                                                        -------------

                         Ohio - 0.9%
  1,050,000   AAA/Aaa    Bedford, Ohio County School District,
                           6.25%, 12/1/13                               $   1,150,475
  1,750,000   AAA/Aaa    Cleveland Stadium Revenue, 5.25%, 11/15/27         1,752,870
    500,000   AA-/Aa3    Ohio State Building Authority Revenue,
                           6.0%, 10/1/08                                      561,890
                                                                        -------------
                                                                        $   3,465,235
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                       Value
                         Oklahoma - 3.6%
$ 2,520,000   AAA/Aaa    Grand River Dam Authority Revenue,
                           6.25%, 6/1/11                                $   2,905,535
  4,700,000   AAA/Aaa    McGee Creek Authority Water Revenue,
                           6.0%, 1/1/23                                     5,338,025
  5,300,000   A+/A1      Oklahoma State Turnpike Authority Revenue,
                           6.125%, 1/1/20                                   5,707,040
    500,000   NR/Aaa     Oklahoma Agricultural & Mechanical Colleges,
                           4.9%,  8/1/18+                                     486,275
                                                                        -------------
                                                                        $  14,436,875
                                                                        -------------
                         Oregon - 1.1%
  1,000,000   A+/A1      Portland Sewer System, 6.2%, 10/1/12           $   1,107,760
  2,860,000   A/Aaa      Washington County Unified Sewer Agency
                           Revenue, 6.2%, Prerefunded, 10/1/04*             3,166,506
                                                                        -------------
                                                                        $   4,274,266
                                                                        -------------
                         Pennsylvania - 4.1%
  2,750,000   AAA/Aaa    Allegheny County Sanitary Authority Revenue,
                           5.375%, 12/1/24                              $   2,807,558
  4,190,000   AAA/NR     Butler Area School, 4.75%,  10/1/22                3,953,516
  2,375,000   AAA/Aaa    Cambria County General Obligation,
                           5.5%, 8/15/26                                    2,467,008
  3,000,000   NR/Aaa     Lower Merion Township School District,
                           5.0%, 5/15/23                                    2,928,900
  1,300,000   AAA/Aaa    Lycoming County General Obligation,
                           5.8%, 11/15/22                                   1,441,673
  1,000,000   AAA/Aaa    New Kensington School District, 5.5%, 5/15/17      1,033,970
  2,000,000   AAA/NR     Wallingford-Swarthmore General Obligation,
                           5.25%, 5/15/17                                   2,018,240
                                                                        -------------
                                                                        $  16,650,865
                                                                        -------------
                         RHODE ISLAND - 0.3%
    945,000   AA+/Aa     Rhode Island Housing & Mortgage Finance,
                           6.75%, 10/1/17                               $   1,007,597
                                                                        -------------

                         South Carolina - 4.7%
  1,790,000  AAA/Aaa     Beaufort Water & Sewer Revenue,
                           6.5%,  3/1/13                                  $ 1,949,024
  2,400,000  A/A1        Fairfield  County  Pollution  Control,
                           6.5%,  9/1/14                                    2,624,808
  1,250,000  AAA/Aaa     Hilton  Head  Public  Service,
                           5.0%,  12/1/23                                   1,216,625
  1,250,000  AAA/Aaa     South Carolina Grand Strand Water & Sewer
                           Authority, 6.375%, 6/1/12                        1,455,088

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         South Carolina - (continued)
$ 10,000,000  AAA/Aaa    South Carolina Public Service Authority Revenue,
                           6.625%, Prerefunded, 7/1/02*                 $  11,105,200
     750,000  NR/Aa2     South Carolina State Housing Finance &
                           Development Authority Revenue, 6.2%, 7/1/09        788,077
                                                                        -------------
                                                                        $  19,138,822
                                                                        -------------
                         South Dakota - 0.8%
   1,235,000  NR/Aa3     South Dakota Conservancy District Revenue,
                           5.625%, 8/1/17                               $   1,277,076
     500,000  AAA/Aaa    South Dakota Conservancy District Revenue,
                           5.0%, 8/1/19                                       485,390
   1,255,000  AAA/Aaa    South Dakota State Lease Revenue,
                           8.0%, 9/1/05                                     1,521,512
                                                                        -------------
                                                                        $   3,283,978
                                                                        -------------
                         Tennessee - 1.2%
   2,000,000  AA/NR      Chattanooga General Obligation,
                           5.25%,  9/1/17                               $   2,063,560
   1,000,000  AAA/Aaa    Metropolitan Government Nashville & Davidson
                           County Sports Authority, 5.75%, 7/1/17           1,060,460
   1,565,000  AAA/Aaa    Metropolitan Government Nashville & Davidson
                           County Water & Sewer Authority, 6.0%, 1/1/07     1,734,004
                                                                        -------------
                                                                        $   4,858,024
                                                                        -------------
                         Texas - 8.4%
     600,000  AAA/Aaa    Brownsville Texas General Obligation,
                           5.0%, 2/15/18                                $     582,438
   2,145,000  AAA/Aaa    Castleberry Independent School District
                           General Obligation, 5.7%, 8/15/21                2,248,496
   2,310,000  AAA/Aaa    Clear Creek Independent School District
                           General Obligation, 0%, 2/1/10                   1,330,329
   1,305,000  NR/Aaa     Comal Independent School District General
                           Obligation, 7.0%, 2/1/07                         1,512,652
   5,000,000  AAA/Aaa    Harris County, 5.5%, 6/1/14                        5,294,600
   1,500,000  A/NR       Houston, Texas Housing Authority, 8.0%, 6/1/14     1,614,810
   2,050,000  NR/Aaa     Keller Independent School District General
                           Obligation, 0%, 8/15/10                          1,150,665
   1,000,000  AAA/Aaa    Keller Independent School District General
                           Obligation, 4.75%, 8/15/20                         947,490
   2,000,000  NR/Aaa     Kingsbridge Utility Systems Revenue,
                           5.375%, 3/1/15                                   2,032,400
   1,100,000  AAA/Aaa    North Forest School, 6.0%,  8/15/11                1,227,369
   2,350,000  AAA/Aaa    Nueces River Authority Water Supply Revenue,
                           5.50%, 3/1/27                                    2,434,577
   1,595,000  AAA/Aaa    Port Lavaca Utility Systems Revenue,
                           5.75%, 2/15/22                                   1,679,025


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

              S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         Texas - (continued)
$ 3,500,000   AAA/Aaa    San Antonio, Texas Water Revenue,
                           5.6%, 5/15/21                                $   3,650,780
  3,000,000   AAA/Aaa    Texas Public Finance Authority Building
                           Revenue, 0%, 2/1/07                              2,026,770
  5,500,000   AAA/Aaa    Texas Public Finance Authority Building
                           Revenue, 0%, 2/1/08                              3,526,655
  2,750,000   AAA/Aaa    Texas Public Finance Authority Building
                           Revenue, 0%, 2/1/10                              1,583,724
  1,400,000   AAA/Aaa    Texas State General Obligation,
                           6.125%, 2/15/08                                  1,504,832
                                                                        -------------
                                                                        $  34,347,612
                                                                        -------------
                         Utah - 2.1%
  2,500,000   AAA/Aaa    St. George Water Revenue, 5.85%, 6/1/20        $   2,642,150
    385,000   NR/Aa1     Utah Housing Finance Agency Revenue,
                           5.95%, 7/1/11                                      402,225
  3,480,000   AA/NR      Weber County Municipal Building Authority
                           Revenue, 5.75%, 12/15/19                         3,611,962
  1,250,000   AAA/Aaa    White County General Obligation, 5.85%, 2/1/26     1,323,375
    455,000   NR/Aaa     White County Water Revenue, 5.9%, 2/1/22             483,278
                                                                        -------------
                                                                        $   8,462,990
                                                                        -------------
                         Virginia - 5.7%
  1,000,000   NR/Aa1     Arlington County Industrial Development
                           Revenue, 5.45%, 7/1/27                       $   1,029,190
  1,750,000   A+/A1      Chesapeake Water & Sewer System Revenue,
                           6.5%, 7/1/12                                     1,907,535
  3,685,000   A+/A1      Chesapeake Water & Sewer System Revenue,
                           6.4%, 7/1/17                                     3,954,189
  2,000,000   AAA/Aaa    Danville Virginia Industrial Authority,
                           5.2%,  10/1/18                                   2,040,160
  2,000,000   AAA/Aaa    Metro Expressway Authority, 5.25%, 7/15/17         2,073,400
  3,000,000   AAA/Aaa    Metro Expressway Authority, 5.25%, 7/15/22         3,104,160
  2,500,000   AA/Aa2     Norfolk Virginia Industrial Development
                           Revenue, 5.625%, 9/15/17                         2,619,450
  6,525,000   AAA/Aaa    South East Public Service Authority,
                           5.0%,  7/1/15                                    6,584,639
                                                                        -------------
                                                                        $  23,312,723
                                                                        -------------
                         Washington - 3.6%
  2,820,000   AAA/Aaa    Clark County Public Utility District #1 Water
                           Revenue, 5.5%, 1/1/15                        $   2,916,698
  1,655,000   AA+/AA1    King County General Obligation,
                           6.625%, 12/1/15                                  1,920,661
  1,000,000   NR/Aaa     King & Snohomish Counties, Washington School
                           District, 5.75%, 12/1/14                         1,059,310

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

              S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         Washington - (continued)
 $3,500,000   NR/Aaa     Snohomish County Public Utility District Revenue,
                           6.8%, 1/1/20                                 $   4,299,855
  2,250,000   AAA/Aaa    Snohomish County School District General
                           Obligation, 5.7%, 12/1/11                        2,481,434
  2,000,000   A/NR       Vancouver Housing, 5.5%, 3/1/28                    2,004,300
                                                                        -------------
                                                                        $  14,682,258
                                                                        -------------
                         West Virginia - 0.3%
  1,000,000   A+/Aa1     West Virginia State Housing Development,
                           7.05%, 11/1/24                               $   1,076,770
                                                                        -------------
                         Wisconsin - 0.4%
  1,430,000   AAA/Aaa    Adams-Friendship School District, 6.5%, 4/1/16 $   1,681,264
                                                                        -------------
                         Wyoming - 3.2%
  2,590,000   AA/NR      Wyoming Cheyenne General Obligation,
                           5.25%, 12/1/11                               $   2,717,324
  9,750,000   AA/Aa      Wyoming Community Development Authority
                           Revenue, Series B, 7.05%, 6/1/33                10,358,790
                                                                        -------------
                                                                        $  13,076,114
                                                                        -------------
              TOTAL TAX-EXEMPT OBLIGATIONS
              (Cost $376,643,382) (a)                                   $ 401,139,147
                                                                        -------------
              TAX-EXEMPT MONEY MARKET MUTUAL FUND - 1.3%
  5,416,047   Lehman Brothers Munifund                                  $   5,416,047
                                                                        -------------
              TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
              (Cost $5,416,047)                                         $   5,416,047
                                                                        -------------
              TOTAL INVESTMENT IN SECURITIES - 100%
              (Cost $382,059,429) (b)                                   $ 406,555,194
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

 * Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

 + When-issued security.

NR Not rated.

(a) The concentration of investments by type of obligation/market sector is as follows:

         General Obligation                         5.2%
         Escrowed in U.S. Government Securities    11.2
         Insured                                   54.1
         Revenue Bonds:
            Education                               0.6
            Hospital                                1.4
            Housing                                10.0
            Pollution Control                       2.6
            Power                                   2.8
            Transportation                          1.7
            Water & Sewer                           3.3
            Other                                   7.1


 (b) At June 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $382,059,429 was as follows:
         Aggregate gross unrealized gain for all investments in
            which there is an excess of value over tax cost        $ 24,780,088
         Aggregate gross unrealized loss for all investments in
            which there is an excess of tax cost over value            (284,323)
                                                                   ------------
         Net unrealized gain                                       $ 24,495,765
                                                                   ============

Purchase and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 aggregated $133,065,564 and $147,485,287, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/98
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including
      temporary cash  investment of $5,416,047)
      (cost $382,059,429)                                         $ 406,555,194
   Cash                                                                     165
   Receivables -
      Investments securities sold                                     1,489,077
      Fund shares sold                                                  156,034
      Interest                                                        5,953,649
   Other                                                                    849
                                                                  -------------
         Total assets                                             $ 414,154,968
                                                                  -------------
LIABILITIES:
   Payables -
      Investment securities purchased                             $   5,049,516
      Fund shares repurchased                                           263,203
      Dividends                                                         403,541
   Due to affiliates                                                    509,897
   Accrued expenses                                                      49,528
                                                                  -------------
         Total liabilities                                        $   6,275,685
                                                                  -------------

NET ASSETS:
   Paid-in capital                                                $ 373,745,877
   Distributions in excess of net investment income                     (67,749)
   Accumulated undistributed net realized gain on investments         9,705,390
   Net unrealized gain on investments                                24,495,765
                                                                  -------------
         Total net assets                                         $ 407,879,283
                                                                  -------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $398,002,581/32,640,563 shares)              $       12.19
                                                                  -------------
   Class B (based on $7,283,507/601,466 shares)                   $       12.11
                                                                  -------------
   Class C (based on $2,593,195/214,011 shares)                   $       12.12
                                                                  -------------
MAXIMUM OFFERING PRICE:
   Class A                                                        $       12.76
                                                                  -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/98


INVESTMENT INCOME:
   Interest                                                        $ 11,225,464
                                                                   ------------
EXPENSES:
   Management fees                                  $    990,278
   Transfer agent fees
      Class A                                            213,918
      Class B                                              2,496
      Class C                                                358
   Distribution fees
      Class A                                            501,353
      Class B                                             31,674
      Class C                                             10,108
   Accounting                                             44,257
   Custodian fees                                         29,088
   Registration fees                                      22,364
   Professional fees                                      15,401
   Printing                                               16,985
   Fees and expenses of nonaffiliated trustees             9,035
   Miscellaneous                                          21,793
                                                    ------------
      Total expenses                                               $  1,909,108
      Less fees paid indirectly                                          (1,629)
                                                                   ------------
      Net expenses                                                 $  1,907,479
                                                                   ------------
         Net investment income                                     $  9,317,985
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                $  9,707,607
   Change in net unrealized gain on investments                      (8,885,250)
                                                                   ------------
      Net gain on investments                                      $    822,357
                                                                   ------------
      Net increase in net assets resulting from operations         $ 10,140,342
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/98 and the Year Ended 12/31/97

                                                      Six Months Ended    Year Ended
                                                           6/30/98         12/31/97
FROM OPERATIONS:
Net investment income                                  $   9,317,985   $  20,868,412
Net realized gain on investments                           9,707,607       5,728,646
Change in net unrealized gain on investments              (8,885,250)      9,973,302
                                                       -------------    ------------
      Net increase in net assets resulting
        from operations                                $  10,140,342     $36,570,360
                                                       -------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A ($0.28 and $0.59 per share, respectively)   $  (9,219,397)  $ (20,562,056)
   Class B ($0.24 and $0.49 per share, respectively)        (126,290)       (207,988)
   Class C ($0.24 and $0.49 per share, respectively)         (40,047)        (38,610)
Net realized gain
   Class A ($0.00 and $0.24 per share, respectively)               -      (8,029,783)
   Class B ($0.00 and $0.24 per share, respectively)               -        (108,291)
   Class C ($0.00 and $0.24 per share, respectively)               -         (32,012)
                                                       -------------    ------------
      Total distributions to shareholders              $  (9,385,734)  $ (28,978,740)
                                                       -------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $  17,727,857   $  37,149,298
Reinvestment of distributions                              6,797,875      21,258,845
Cost of shares repurchased                               (38,488,269)    (91,820,025)
                                                       -------------    ------------
   Net decrease in net assets resulting from
      fund share transactions                          $ (13,962,537)  $ (33,411,882)
                                                       -------------    ------------
   Net decrease in net assets                          $ (13,207,929)  $ (25,820,262)
NET ASSETS:
Beginning of period                                      421,087,212     446,907,474
                                                       -------------    ------------
End of period (including distributions in
  excess of net investment income of $67,749
  and $0, respectively)                                $ 407,879,283    $421,087,212
                                                       -------------    ------------



CLASS A                           '98 Shares     '98 Amount      '97 Shares      '97 Amount
Shares sold                        1,187,157    $ 14,451,644       2,922,958    $ 34,002,852
Reinvestment of distributions        550,443       6,694,199       1,653,875      20,992,773
Less shares repurchased           (3,099,455)    (37,738,684)     (7,521,806)    (90,352,716)
                                  ----------    ------------      ----------    ------------
   Net decrease                   (1,361,855)   $(16,592,841)     (2,944,973)   $(35,357,091)
                                  ----------    ------------      ----------    ------------

CLASS B
Shares sold                          165,009    $  1,993,633         161,072    $  1,928,069
Reinvestment of distributions          7,049          85,167           17,76         213,098
Less shares repurchased              (32,766)       (396,319)       (119,956)     (1,440,745)
                                  ----------    ------------      ----------    ------------
   Net increase                      139,292    $  1,682,481          58,877    $    700,422
                                  ----------    ------------      ----------    ------------
CLASS C
Shares sold                          106,006    $  1,282,580         101,254    $  1,218,377
Reinvestment of distributions          1,531          18,509           4,406          52,974
Less shares repurchased              (29,223)       (353,266)         (2,176)        (26,564)
                                  ----------    ------------      ----------    ------------
   Net increase                       78,314    $    947,823         103,484    $  1,244,787
                                  ----------    ------------      ----------    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANACIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                                  Six Months       Year        Year        Year          Year           Year
                                                    Ended         Ended       Ended        Ended         Ended          Ended
CLASS A                                            6/30/98       12/31/97    12/31/96     12/31/95      12/31/94      12/31/93(a)
                                                   --------     --------     --------      --------       --------      --------
Net asset value, beginning of period               $  12.17     $  11.96     $  12.36      $  11.24       $  12.68      $  12.08
Increase (decrease) from investment operations:
   Net investment income                           $   0.27     $   0.59     $   0.62      $   0.64       $   0.64      $   0.67
   Net realized and unrealized gain (loss)
     on investments                                    0.03         0.45        (0.21)         1.21          (1.44)         0.87
                                                   --------     --------     --------      --------       --------      --------
         Net increase (decrease) from
           investment operations                   $   0.30     $   1.04     $   0.41      $   1.85       $  (0.80)     $   1.54
Distributions to shareholders:
   Net investment income                              (0.28)       (0.59)       (0.62)        (0.64)         (0.64)        (0.67)
   Net realized gain                                     --        (0.24)       (0.19)        (0.09)            --         (0.27)
                                                   --------     --------     --------      --------       --------      --------
Net increase (decrease) in net asset value         $   0.02     $   0.21     $  (0.40)     $   1.12       $  (1.44)     $   0.60
                                                   --------     --------     --------      --------       --------      --------
Net asset value, end of period                     $  12.19     $  12.17     $  11.96      $  12.36       $  11.24      $  12.68
                                                   --------     --------     --------      --------       --------      --------
Total return*                                          2.46%        8.94%        3.57%        16.84%         (6.38)%       12.98%
Ratio of net expenses to average net assets            0.92%**+     0.93%+       0.92%+        0.91%+         0.91%         0.86%
Ratio of net investment income to average net assets   4.57%**+     4.87%+       5.16%+        5.37%+         5.37%         5.37%
Portfolio turnover rate                                  66%**        22%          44%           35%            55%           58%
Net assets, end of period (in thousands)           $398,003     $413,856     $441,733      $476,584       $452,661      $532,491
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                        0.92%**      0.91%        0.90%         0.89%            --            --
   Net investment income                               4.57%**      4.89%        5.18%         5.39%            --            --

(a) Prior to assumption of management agreement on December 1, 1993 by Pioneering Management Company, the Fund was advised by Mutual of Omaha Management Company.
*   Assumes  initial  investment  at net asset  value at the  beginning  of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                                  Six Months             Year               Year            4/28/95
                                                    Ended               Ended               Ended              to
CLASS B                                            6/30/98            12/31/97            12/31/96         12/31/95
Net asset value, beginning of period             $    12.09          $    11.88          $    12.31        $   11.81
                                                 ----------          ----------          ----------        ---------
Increase (decrease) from investment operations:
   Net investment income                         $     0.23          $     0.50          $     0.53        $    0.35
   Net realized and unrealized gain
     (loss) on investments                             0.03                0.44               (0.22)            0.58
                                                 ----------          ----------          ----------        ---------
      Net increase from investment operations    $     0.26          $     0.94          $     0.31        $    0.93
Distributions to shareholders:
   Net investment income                              (0.24)              (0.49)              (0.53)           (0.34)
   In excess of net investment income                  -                   -                  (0.02)            -
   Net realized gain                                   -                  (0.24)              (0.19)           (0.09)
                                                 ----------          ----------          ----------        ---------
Net increase (decrease) in net asset value       $     0.02          $     0.21          $    (0.43)       $    0.50
                                                 ----------          ----------          ----------        ---------
Net asset value, end of period                   $    12.11          $    12.09          $    11.88        $   12.31
                                                 ----------          ----------          ----------        ---------
Total return*                                          2.16%               8.16%               2.66%            7.94%
Ratio of net expenses to average net assets            1.64%**+            1.68%+              1.67%+           1.72%**+
Ratio of net investment income to
   average net assets                                  3.83%**+            4.12%+              4.38%+           4.38%**+
Portfolio turnover rate                                  66%**               22%                 44%              35%
Net assets, end of period (in thousands)            $ 7,284             $ 5,588             $ 4,792          $ 2,069
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                        1.64%**             1.66%               1.65%            1.65%**
   Net investment income                               3.83%**             4.14%               4.40%            4.45%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                         Six Months      Year        1/31/96
                                            Ended        Ended          to
CLASS C                                    6/30/98     12/31/97     12/31/96
Net asset value, beginning of period      $  12.11      $  11.88    $  12.32
                                          --------      --------    --------
Increase (decrease) from investment
  operations:
   Net investment income                  $   0.23      $   0.49    $   0.49
   Net realized and unrealized gain
      (loss) on investments                   0.02          0.47       (0.24)
                                          --------      --------    --------
      Net increase from investment
         operations                       $   0.25     $    0.96    $   0.25
Distributions to shareholders:
   Net investment income                     (0.24)        (0.49)      (0.49)
   In excess of net investment income         -             -          (0.01)
   Net realized gain                          -            (0.24)      (0.19)
                                          --------      --------    --------
Net increase (decrease) in net
   asset value                            $   0.01      $   0.23    $  (0.44)
                                          --------      --------    --------
Net asset value, end of period            $  12.12      $  12.11    $  11.88
                                          --------      --------    --------
Total return*                                 2.08%         8.32%       2.19%
Ratio of net expenses to average
   net assets                                 1.59%**+      1.70%+      1.71%**+
Ratio of net investment income to
   average net assets                         3.84%**+      4.04%+      4.34%**+
Portfolio turnover rate                         66%**         22%         44%
Net assets, end of period (in
   thousands)                              $ 2,593       $ 1,643    $    383
Ratios assuming reduction for
   fees paid indirectly:
   Net expenses                               1.59%**       1.67%       1.69%**
   Net investment income                      3.84%**       4.07%       4.36%**


*   Assumes  initial  investment  at net asset  value at the  beginning  of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an intergral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax-Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. The shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Tax-Free Income Fund

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

   The Fund records sales and repurchases of shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $25,068 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1998.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/98                                (continued)
--------------------------------------------------------------------------------

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1998, $170,799 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $84,106 in transfer agent fees payable to PSC at June 30, 1998.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance ser-

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------

vices or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $254,992 in distribution fees payable to PFD at June 30, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1998, CDSCs in the amount of $6,843 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1998, the Fund's expenses were reduced by $1,629 under such arrangements.

6. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowings exceed $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended June 30, 1998, the Fund had no borrowings under this agreement.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Tax-Free Income Fund:

We have audited the accompanying balance sheet of Pioneer Tax-Free Income Fund, including the schedule of investments, as of June 30, 1998, and the related statement of operations and the statements of changes in net assets for the periods presented and financial highlights for the six months ended June 30, 1998 and for each of the four years ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1993, were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax-Free Income Fund as of June 30, 1998, the results of its operations and the changes in its net assets for the periods presented and financial highlights for the six months ended June 30, 1998 and for each of the four years ended December 31, 1997, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 7, 1998

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Mark L. Winter, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

Most retirement plan withdrawals must meet specific conditions to avoid problems.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid problems.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                             Income Funds
Global/International                     Taxable
Pioneer Emerging Markets Fund            Pioneer America Income Trust
Pioneer Europe Fund                      Pioneer Bond Fund
Pioneer Gold Shares                      Pioneer Short-Term Income Trust
Pioneer International Growth Fund
Pioneer World Equity Fund                Tax-Exempt
                                         Pioneer Intermediate Tax-Free  Fund
                                         Pioneer Tax-Free  Income Fund

United States
Pioneer  Capital Growth Fund             Money Market Fund
Pioneer Growth Shares                    Pioneer Cash  Reserves  Fund
Pioneer  Micro-Cap  Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                               1-800-225-6292

FactFone(sm) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.


[LOGO]    Pioneer Funds Distributor, Inc.        0898-5429
          60 State Street                   (c)  Pioneer Funds Distributor, Inc.
          Boston, Massachussetts 02109
          www.pioneerfunds.com                   Printed on Recycled Paper

E X H I B I T   D


                                                                  [PIONEER LOGO]

Pioneer
Tax-Free
Income Fund

----------------------
ANNUAL REPORT 12/31/97
----------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                                 1

Portfolio Summary                                                        2

Performance Update                                                       3

Portfolio Management Discussion                                          6

Schedule of Investments                                                  9

Financial Statements                                                    20

Notes to Financial Statements                                           26

Report of Independent Public Accountants                                30

Trustees, Officers and Service Providers                                31

Programs and Services for Pioneer Shareowners                           32

Retirement Programs from Pioneer                                        34

The Pioneer Family of Mutual Funds                                      36

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to present this report for Pioneer America Income Trust, covering its fiscal year ended December 31, 1997. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

Since October, investors have shown increasing demand for U.S. bonds, as the world's stock markets have been exceptionally volatile. Asian markets plunged in the face of severe instability in currencies and economic growth. Here in the United States, the Dow Jones Industrial Average experienced - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Although it recovered, its pace has since been unsteady. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected, mostly in a chain reaction from nervous investors.

After consecutive quarters of robust growth in stocks, this fast-paced change forced individuals and institutions to rethink their investment strategy. Money has poured into the bond market, driving prices up and yields down - to record levels in the case of the 30-year U.S. Treasury bond. Many investors have moved away from stocks and into high-quality U.S. fixed-income securities - like those held by your Fund - to shelter their portfolio. We have always believed it is important to allocate assets among both stocks and bonds, and recent market conditions demonstrate this importance.

I encourage you to read on to learn more about your Fund. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer Tax-Free Income Fund.

Respectfully,


/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/97
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was a pie chart in the printed materials.]

AAA                           50.5%
AA                            24.8%
A                             24.6%
Short-Term Cash Equivalents    0.1%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[The following table was a pie chart in the printed materials.]

0-2 Years       1%
2-5 Years      27%
5-7 Years      13%
7-10 Years     31%
10-20 Years    22%
20+ Years       6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

1.  Illinois Metropolitan Pier & Exposition Authority
    State Tax Revenue, 8.5%, 2006                                          2.77%
2.  South Carolina Public Service Authority Revenue, 6.625%,
    Prerefunded, 2002                                                      2.69
3.  Wyoming Community Development Authority Revenue,
    Series B, 7.05%, 2033                                                  2.50
4.  Texas State Turnpike Authority, 5.25%, 2023                            2.11
5.  Hastings Electric System Revenue, 6.3%, 2019                           1.93
6.  Will County, Illinois Environmental Revenue Bond, 6.4%, 2026           1.88
7.  Douglas County Hospital Authority Revenue, Immanuel
    Medical Center, 7.0%, 2021                                             1.61
8.  Martin County Pollution Control Authority Revenue, 5.65%, 2023         1.53
9.  Walled Lake School District General Obligation,
    Series I, 5.5%, 2022                                                   1.42
10. Hillsborough County Industrial Development Authority, 8.0%, 2022       1.40

Fund holdings will vary for other periods.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/97                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

  Net Asset Value
  per Share                    12/31/97      12/31/96
                               $12.17        $11.96

  Distributions per Share      Income        Short-Term        Long-Term
  (12/31/96 - 12/31/97)        Dividends     Capital Gains     Capital Gains
                                $0.587         $0.031           $0.209

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 invest ment made in Pioneer Tax-Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000
                            Pioneer Tax-Free           Lehman Brothers
                            Income Fund*               Municipal Bond
                                                         Index
--------------------------------------------------------------------------------

12/31/87                      9,550                    10,000
                             10,724                    11,016
12/31/89                     11,809                    12,205
                             12,683                    13,094
12/31/91                     14,267                    14,684
                             15,513                    15,979
12/31/93                     17,527                    17,942
                             16,409                    17,014
12/31/95                     19,171                    19,984
                             19,856                    20,869
12/31/97                     21,631                    22,787

-----------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

               Net Asset  Public Offering
Period           Value       Price*

10 Years         8.52%       8.02%
5 Years          6.88        5.89
1 Year           8.94        4.07
-----------------------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approxi mately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/97                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

  Net Asset Value
  per Share                    12/31/97      12/31/96
                               $12.09        $11.88

  Distributions per Share      Income        Short-Term        Long-Term
  (12/31/96 - 12/31/97)        Dividends     Capital Gains     Capital Gains
                                $0.494       $0.031            $0.209

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000
                            Pioneer Tax-Free           Lehman Brothers
                            Income Fund*               Municipal Bond
                                                         Index
--------------------------------------------------------------------------------

4/30/95                     10,000                     10,000
6/30/95                     10,155                     10,229
                            10,363                     10,523
12/31/95                    10,794                     10,957
                            10,580                     10,825
6/30/96                     10,616                     10,908
                            10,858                     11,158
12/31/96                    11,080                     11,443
                            10,994                     11,415
6/30/97                     11,368                     11,809
                            11,682                     12,164
12/31/97                    11,685                     12,494

-----------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                If         If
Period          Held     Redeemed*
Life-of-Fund    6.99%      5.98%
(4/28/95)
1 Year          8.16       4.16
-----------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes rein vestment of distributions. The maximum CDSC of 4% declines over six years.

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approxi mately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/97                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

  Net Asset Value
  per Share                    12/31/97      12/31/96
                               $12.11        $11.88

  Distributions per Share      Income        Short-Term        Long-Term
  (12/31/96 - 12/31/97)        Dividends     Capital Gains     Capital Gains
                               $0.493         $0.031            $0.209

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000
                            Pioneer Tax-Free           Lehman Brothers
                            Income Fund*               Municipal Bond
                                                         Index
--------------------------------------------------------------------------------

1/31/96                     10,000                     10,000
                             9,916                      9,932
3/31/96                      9,766                      9,806
                             9,697                      9,778
                             9,694                      9,774
6/30/96                      9,791                      9,881
                             9,871                      9,970
                             9,859                      9,968
9/30/96                     10,006                     10,107
                            10,111                     10,221
                            10,284                     10,408
12/31/96                    10,219                     10,365
                            10,213                     10,384
                            10,301                     10,480
3/31/97                     10,148                     10,340
                            10,229                     10,426
                            10,389                     10,583
6/30/97                     10,493                     10,696
                            10,792                     10,992
                            10,660                     10,889
9/30/97                     10,792                     11,018
                            10,854                     11,089
                            10,908                     11,155
12/31/97                    11,070                     11,317

-----------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                If         If
Period          Held     Redeemed*
Life-of-Fund    5.44%     5.44%
 (1/31/96)
 1 Year         8.32      8.32
-----------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/97
--------------------------------------------------------------------------------

Pioneer Tax-Free Income Fund's 22nd fiscal year came to a close on December 31, 1997. We saw a variety of conditions in 1997: rising interest rates early in the year were followed by declining rates. Late in the year, trouble overseas sparked a tremendous rally in U.S. government bonds, and this positive momentum spilled over into municipal bond markets. When all was said and done, the Fund posted a solid return, from both price appreciation and steady income.

For this report, we offer a discussion with Mark L. Winter, portfolio manager of Pioneer Tax-Free Income Fund. He leads the investment team responsible for handling day-to-day management of your portfolio, and has been managing the Fund for 11 years.

  Q: How did the Fund perform over the past 12 months?

  A: Municipal bond prices were strong for much of the year. As measured by the Lehman Brothers Municipal Bond Index, munis returned 9.19% for the year, slightly above the 9.11% average total return generated by general municipal debt funds followed by Lipper Analytical Services. (Lipper is an independent company that tracks fund performance.)

     Your Fund's performance closely followed, with an 8.94% total return for Class A Shares at net asset value. Importantly, at year-end your Fund offered a tax-free 30-day yield of 3.94%. This was quite an attractive rate
     - equal to a taxable yield of 6.52% for investors in the maximum 39.6% tax bracket. We are pleased to report these competitive returns, especially since they were achieved without sacrificing quality or taking on more than a moderate degree of risk.

  Q: What fundamental factors shaped the U.S. bond market this year?

  A: Early in the year, all eyes were fixed on the economy. We experienced substantial economic growth powered by low unemployment and producers operating near full capacity - the traditional harbingers of inflation. The Federal Reserve, after months of "hands-off" policing of the economy, increased the federal funds rate by 0.25 percentage points to 5.50% on March 25. Bond prices fell both before and after the much anticipated Fed move.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Although temporarily affected by the Fed's hike, municipal bonds benefited from several positive trends throughout 1997. Moderate demand for munis was matched with moderate supply, and with few new issues coming into the market, prices held fairly steady. Fears of a "flat tax" evaporated, restoring confidence in municipal bonds. Most importantly, both taxable and tax-free bond prices prospered as the economy resumed its "Goldilocks" condition - economic growth at a pace that was "not too hot, not too cold." Inflationary pressures cooled, and interest rates descended. These prime conditions gave bond prices a boost and made a vital contribution to year-end performance.

  Q: How did global troubles affect U.S. bonds?

  A: In the fourth quarter, financial markets fell apart in Pacific Rim countries such as South Korea and Indonesia. The effects reached the United States, where stocks experienced - in the span of two October days - both their largest point loss and gain. However, the effects were positive for fixed-income investments, including municipal bonds, as increased volatility in stock prices caused many investors to allocate more assets to bonds. A "flight to quality" resulted from the demand for historically "safer" investments, especially high-quality fixed-income securities. This mindset spilled over into the U.S. municipal bond market, and helped drive up prices of securities like those in your Fund.

  Q: With all these changes in 1997, how did you position the Fund?

  A: We kept the portfolio well diversified; it now has 170 holdings spread over 37 states. We also focused on high-quality issues. At year-end, AAA-rated securities accounted for 51% of the portfolio, compared to 50% in December 1996. (Ratings are assigned by Standard & Poor's or Moody's Investor Services; AAA is the highest quality rating these agencies apply to debt issuers.) The average quality of Fund holdings remained a steady AA, as we expect it will for the foreseeable future.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/97                             (continued)
--------------------------------------------------------------------------------

     We adjusted the maturity of Fund holdings to accommodate the changing interest rate environment. We increased the portfolio's average effective maturity in March to capture opportunities for appreciation created by falling interest rates. But by year-end, the portfolio's mix of long and short maturities provided an effective average maturity of 8.7 years, down from 12.6 years at the end of 1996. With interest rates now at historic lows, this more conservative risk profile should offer a level of protection if interest rates reverse direction and climb higher.

     Our dedication to quality showed in our focus on insured bonds, now 43% of the portfolio. These securities give the Fund an extra modicum of price stability because third-party insurers guarantee that interest and principal payments will be made on time and in full, even if the issuer of the debt is unable to pay. Of course this guarantee applies to individual securities, not to the price or yield of Fund shares.

  Q: What's ahead for the Fund?

  A: We're still optimistic about bonds. For one, demand is helping push prices higher. As more and more baby boomers approach retirement, we're likely to see them shift a larger percentage of assets into the historically lower-risk categories of fixed-income and tax-free investments. And even after the Taxpayer Relief Act of 1997, we think investors will want to protect income and investments from taxes.

     Clearly, the effects of the Asian crisis are far reaching. We now wait to see how deep these problems run. They have certainly put a hold on any further interest rate intervention by the Fed, which we expect to continue its "wait and see attitude." The U.S. economy continues to move forward at a steady pace, even with Asia's problems in the background. Inflation still appears to be contained. All of these factors are prime ingredients for continued low interest rates. In fact, we could see bond prices move even higher if rates continue to drop. But no matter which direction interest rates take, we will continue to focus on quality to help carry your Fund forward and help provide a solid total return while generating current income exempt from federal taxes.

  Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS 12/31/97
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            TAX-EXEMPT OBLIGATIONS - 99.9%
                            Alaska - 0.6%
$ 2,330,000    AAA/Aaa      Alaska Muni Bond Bank, 7.0%, 2005                $   2,715,056
                                                                             -------------
                            Arizona - 2.1%
  1,500,000    AAA/Aaa      Kyrene School District, 6.0%, 2014               $   1,609,440
  1,000,000    AAA/Aaa      Maricopa County School District, 7.0%, 2007          1,191,200
  1,000,000    AAA/Aaa      Maricopa County School District, 7.0%, 2008          1,178,710
  2,200,000    AAA/Aaa      Tempe School District, 7.0%, 2008                    2,672,714
  1,900,000    A+/A1        Tucson Water Revenue, 6.5%, 2016                     2,056,883
                                                                             -------------
                                                                             $   8,708,947
                                                                             -------------
                            Colorado - 3.8%
    500,000    AA/Aa        Colorado Housing Finance Authority,
                              Series A-3, 7.0%, 2016                         $     561,130
    895,000    AA/Aa        Colorado Housing Finance Authority,
                              Series C-2, 7.45%, 2017 +                          1,017,740
  3,490,000    NR/Aa        Colorado Housing Finance Authority,
                              Series A-1, 7.4%, 2027                             3,944,049
  1,500,000    NR/Aa        Colorado Housing Finance Authority,
                              Series B-2, 7.45%, 2027                            1,720,425
  2,250,000    AAA/Aaa      Colorado Public Highway Revenue, 5.0%, 2021          2,200,972
    500,000    AAA/Aaa      Colorado Housing Finance Authority,
                              Series C-1, 7.55%, 2027                              566,530
  1,450,000    AA/Aa        Denver Colorado City and County, 5.5%, 2025          1,495,414
  3,575,000    AAA/Aaa      Douglas County School District Region 1,
                             7.0%, 2013                                          4,430,998
                                                                             -------------
                                                                             $  15,937,258
                                                                             -------------
                            Delaware - 0.4%
  1,635,000    NR/A1        State of Delaware Housing Authority
                              Revenue, 6.45%,  2013 +                        $   1,741,618
                                                                             -------------
                            Florida - 3.9%
  3,000,000    AAA/Aaa      Dade County Water & Sewer Revenue,
                              5.25%, 2026                                    $   3,002,340
  5,000,000    AA/Aa3       Hillsborough County Industrial Development
                              Authority, 8.0%, 2022                              5,813,900
  4,000,000    AA+/NR       Jacksonville Health Facilities Authority
                              Hospital Revenue, 6.75%, 2013                      4,388,120
    785,000    AAA/Aaa      Manatee County Housing Revenue, 7.2%, 2028             888,008
  2,015,000    AAA/NR       Pace Property Financial Authority, Hospital
                              Revenue, 5.375%, 2020                              2,043,633
                                                                             -------------
                                                                             $  16,136,001
                                                                             -------------


  The accompanying notes are an integral part of these financial statements.  9

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            Georgia - 0.8%
$ 2,150,000    AAA/Aaa      Appling County Development Authority
                              Revenue, 7.15%, 2021                           $   2,424,490
  1,000,000    AAA/Aaa      Richmond Water & Sewer Authority Revenue,
                              5.25%, 2022                                        1,000,730
                                                                             -------------
                                                                             $   3,425,220
                                                                             -------------
                            Illinois - 10.2%
  5,000,000    AAA/Aaa      Chicago Board of Education, 5.75%, 2027          $   5,291,900
  3,700,000    AA-/Aa3      Chicago Gas Supply Revenue, 8.1%, 2020               4,068,705
  2,250,000    NR/A2        Illinois Development Finance Authority,
                              6.75%, 2016                                        2,450,250
  1,145,000    A+/A1        Illinois Housing Development Authority
                              Revenue Multi-Family Housing,
                              7.0%, Prerefunded,  2023*                          1,379,118
  9,000,000    A+/A         Illinois Metropolitan Pier & Exposition
                              Authority State Tax Revenue, 8.5%, 2006           11,464,650
  4,015,000    A+/A         Illinois Metropolitan Pier & Exposition
                              Authority State Tax Revenue, 6.5%, 2027,
                              Prerefunded, 2003*                                 4,514,506
  5,000,000    AAA/Aaa      Illinois State General Obligation, 5.75%, 2021       5,270,450
  7,185,000    AA/Aa2       Will County, Illinois Environmental Revenue
                              Bond, 6.4%, 2026                                   7,795,222
                                                                             -------------
                                                                             $  42,234,801
                                                                             -------------
                            Indiana - 4.2%
  1,000,000    AAA/Aaa      Goshen School Building Corp., 5.6%, 2016         $   1,044,580
    750,000    A/NR         Indiana Bond Bank State Revolving Fund,
                              6.75%, 2017                                          851,505
  3,500,000    AA3/Aa       Indiana Health Facilities Authority, 5.5%,
                              2016                                               3,575,740
  1,000,000    NR/Aaa       Indiana State Housing Finance Authority, Single
                              Family Mortgage Revenue, 5.95%, 2013               1,044,430
  1,890,000    A+/A1        Indiana State Office Building Commission
                              Correctional Facilities Revenue, 6.4%, 2011        2,049,308
  1,400,000    A+/NR        Indianapolis Local Public Improvement Board
                              Revenue, 6.75%, 2014                               1,678,880
  1,000,000    A+/A         Lawrence Township Metropolitan School District
                              Revenue, 6.75%, 2013                               1,184,900
  3,200,000    AA-/AA2      Petersburg Indiana Pollution and Control
                              Revenue, 5.4%, 2017                                3,305,824
  2,740,000    AAA/NR       Sarah Scott Middle School Revenue, 5.75%, 2019       2,898,345
                                                                             -------------
                                                                             $  17,633,512
                                                                             -------------


10   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            Iowa - 0.3%
$ 1,000,000    NR/A         Iowa Finance Authority Revenue Bond,
                              Correctional Facility Program, 5.55%, 2010     $   1,060,460
                                                                             -------------
                            Kentucky - 0.9%
  1,095,000    AAA/Aaa      Kenton County Water District #1, 5.8%, 2015      $   1,176,610
  2,010,000    AAA/Aaa      Kenton County Water District #1, 5.875%, 2019        2,157,976
    495,000    AA-/A        University of Kentucky Community College
                              Building Revenue, Series I, 6.4%, 2011               536,818
                                                                             -------------
                                                                             $   3,871,404
                                                                             -------------
                            Louisiana - 0.8%
  3,000,000    AAA/Aaa      New Orleans Home Mortgage Authority, 6.25%,
                              Prerefunded,  2011*                            $   3,371,340
                                                                             -------------
                            Massachusetts - 7.7%
  1,415,000    A-/A1        Massachusetts Bay Transportation Authority
                              Revenue, Series B, 5.875%, 2014                $   1,513,710
  4,000,000    A+/A1        Massachusetts Bay Transportation Authority
                              Revenue, Series B, 5.875%, 2019                    4,218,280
  5,000,000    A+/A1        Massachusetts Health & Educational Facilities
                              Authority Revenue, Boston College, Series K,
                              5.25%, 2023                                        4,923,900
  1,205,000    AAA/Aaa      Massachusetts Housing Finance Agency,
                              5.95%, 2018                                        1,262,491
  3,000,000    AAA/Aaa      Massachusetts State General Obligation,
                              6.5%, 2007                                         3,409,800
    250,000    AAA/NR       Massachusetts State Health &Educational
                              Facilities Revenue, 5.0%, 2017                       248,182
    250,000    AAA/NR       Massachusetts State Health &Educational
                              Facilities Revenue, 5.0%, 2018                       247,432
  4,390,000    A+/A1        Massachusetts State Turnpike Authority
                              Revenue, Series A, 5.0%, 2020                      4,442,768
  2,000,000    A/A          Massachusetts Water Resources Revenue,
                              6.25%, 2010                                        2,169,880
  2,000,000    AAA/Aaa      South Essex Massachusetts Sewer District,
                              Series B, 5.25%, 2018                              2,012,740
  1,000,000    AAA/Aaa      South Essex Massachusetts Sewer District,
                              Series B, 6.75%, 2013                              1,151,660
  1,325,000    AAA/Aaa      Worcester General Obligation,
                              Series A, 6.15%, 2009                              1,469,186
  1,440,000    AAA/Aaa      Worcester General Obligation, 6.2%, 2010             1,593,058



 The accompanying notes are an integral part of these financial statements.  11

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            Massachusetts - (continued)
$1,460,000     AAA/Aaa      Worcester General Obligation,
                              Series A, 6.25%, 2011                          $   1,619,666
 1,450,000     AAA/Aaa      Worcester General Obligation,
                              Series A, 6.3%, 2012                               1,613,024
                                                                             -------------
                                                                             $  31,895,777
                                                                             -------------
                            Michigan - 2.9%
 1,455,000     AAA/Aaa      Grand Rapids Community, 5.375%, 2016             $   1,489,425
 2,175,000     AAA/Aaa      Holly Michigan Area School District,
                              5.625%, 2015                                       2,276,268
   750,000     AAA/Aaa      Rockford Public Schools General Obligation,
                              5.25%, 2022                                          750,495
 5,715,000     AA/Aa        Walled Lake School District General
                              Obligation, Series I, 5.5%, 2022                   5,869,819
 1,500,000     AAA/Aaa      Wayne County Building Authority Capital
                              Improvement, 5.25%, 2016                           1,519,395
                                                                             -------------
                                                                             $  11,905,402
                                                                             -------------
                            Minnesota - 1.9%
    750,000    NR/A1        Minnesota State Higher Education Facilities
                              Authority Revenue, 5.625%, 2016                $     774,772
  1,895,000    AA+/Aa       Minnesota State Housing Finance Agency,
                              Series H, 6.55%, 2011                              2,026,911
    990,000    AA/A1        Minnesota State Housing Finance Agency,
                              Series A, 6.9%, 2012                               1,055,875
  1,000,000    AA/Aa3       Minnesota University, Series A, 5.0%, 2010           1,104,390
  2,750,000    AAA/Aaa      Spring Lake Park Independent School District
                              #16 General Obligation, 5.25%, 2017                2,769,113
                                                                             -------------
                                                                             $   7,731,061
                                                                             -------------
                            Missouri - 2.9%
  1,000,000    AAA/Aaa      Carthage Waterworks & Wastewater Treatment
                              System Revenue, 6.5%, 2016                     $   1,111,960
  1,010,000    NR/AA        Lexington School District Revenue, 5.55%, 2017       1,050,370
  2,100,000    AAA/Aaa      Missouri Environmental Improvement and
                              Energy Resources Authority, 6.05%, 2016            2,275,959
  2,500,000    AAA/Aaa      Poplar Bluff School District, 5.8%, 2011             2,662,625
  5,000,000    AAA/Aaa      Sikeston, Missouri Electric Revenue, 5.0%, 2022      4,903,050
                                                                             -------------
                                                                             $  12,003,964
                                                                             -------------


12   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            Montana - 3.5%
 $3,250,000    AAA/Aaa      Forsyth Pollution Control Revenue, Puget Sound
                              Power & Light Project, 7.05%, 2021             $   3,565,347
  3,000,000    AAA/Aaa      Forsyth Pollution Control Revenue, Puget Sound
                              Water Power Project, 6.8%, 2022                    3,285,060
  1,495,000    AAA/Aaa      Forsyth Pollution Control Revenue, Washington
                              Water Power Project, 7.125%, 2013                  1,597,961
  3,250,000    AAA/Aaa      Montana State Board of Investments Workers
                              Compensation Program, 6.875%, 2020                 3,720,210
  2,200,000    AAA/Aaa      University of Montana Revenue, Series C,
                              5.375%, 2021                                       2,225,388
                                                                             -------------
                                                                             $  14,393,966
                                                                             -------------
                            Nebraska - 8.4%
  2,350,000    AAA/NR       Douglas County Hospital Authority Revenue,
                              5.10%, 2011                                    $   2,391,853
  3,675,000    AAA/NR       Douglas County Hospital Authority Revenue,
                              5.125%, 2017                                       3,632,113
  6,000,000    AAA/Aaa      Douglas County Hospital Authority Revenue,
                              Immanuel Medical Center, 7.0%, 2021                6,681,000
  5,000,000    NR/A         Grand Island Sanitation Sewer Revenue,
                              6.0%, 2014                                         5,307,050
  7,500,000    A/A          Hastings Electric System Revenue, 6.3%, 2019         8,016,300
  1,325,000    AAA/Aaa      Municipal Energy Agency of Nebraska Revenue,
                              6.0%, 2008                                         1,423,872
  1,500,000    AAA/Aaa      Municipal Energy Agency of Nebraska Revenue,
                              6.0%, 2017                                         1,605,435
  1,690,000    A+/A1        Nebraska Public Power District Revenue,
                              6.125%, 2015                                       1,808,925
    750,000    A+/A1        Nebraska Public Power District Revenue,
                              5.75%, 2020                                          771,735
  1,850,000    A+/A1        Nebraska Public Power District Revenue,
                              6.25%, 2022                                        1,971,601
  1,460,000    AA/Aa1       Omaha Tax Allocation, 5.25%, 2017                    1,470,176
                                                                             -------------
                                                                             $  35,080,060
                                                                             -------------
                            New Jersey - 0.3%
  1,000,000    AA/A1        Rutgers State University Revenue, 6.4%, 2009     $   1,089,640
                                                                             -------------


The accompanying notes are an integral part of these financial statements.   13

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            New Mexico - 1.9%
$2,600,000     AA/Aa        Bernalillo County Gross Receipts Tax
                              Revenue, 5.75%, 2021                           $   2,699,996
 1,815,000     AA/Aa        New Mexico Mortgage Finance Authority,
                              6.85%, 2012 +                                      1,929,490
 2,000,000     AAA/Aaa      Santa Fe Gross Receipts, 5.75%, 2021                 2,103,800
 1,200,000     AAA/Aaa      University of New Mexico Revenue,
                              6.55%, 2025                                        1,348,500
                                                                             -------------
                                                                             $   8,081,786
                                                                             -------------
                            New York - 0.4%
 1,500,000     AAA/Aaa      New York State Dormatory Authority,
                              5.25%, 2022                                    $   1,501,290
                                                                             -------------
                            North Carolina - 3.1%
  1,250,000    AA/Aa1       Charlotte Law Enforcement Project,
                              6.1%, 2015                                     $   1,338,600
    970,000    AA/Aa        Charlotte-Mecklenburg Hospital Authority
                              Revenue, 6.25%, 2020                               1,046,630
  1,250,000    AAA/Aaa      Cumberland County Civic Center Project,
                              Series A, 6.4%, 2024                               1,390,750
  1,000,000    AAA/Aaa      Franklin County Certificate Participation,
                              6.625%, 2014                                       1,116,230
  6,250,000    A/A2         Martin County Pollution Control Authority
                              Revenue, 5.65%, 2023                               6,334,813
  1,320,000    A/NR         North Carolina Hospital, 6.25%,
                              Prerefunded, 2002*                                 1,445,136
                                                                             -------------
                                                                             $  12,672,159
                                                                             -------------
                            North Dakota - 0.7%
  1,705,000    NR/Aa3       North Dakota State Housing Finance
                              Agency Revenue, 6.0%, 2018                     $   1,754,036
  1,000,000    AAA/Aaa      State Water Community Revenue, 5.75%, 2027           1,052,310
                                                                             -------------
                                                                             $   2,806,346
                                                                             -------------
                            Ohio - 1.0%
  1,050,000    AAA/Aaa      Bedford, Ohio County School District,
                              6.25%, 2013                                    $   1,152,543
  2,500,000    AAA/Aaa      Cleveland Stadium Revenue, 5.25%, 2027               2,502,025
    500,000    A+/A1        Ohio State Building Authority Revenue,
                              6.0%, 2008                                           565,380
                                                                             -------------
                                                                             $   4,219,948
                                                                             -------------


14   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            Oklahoma - 3.4%
$2,520,000     AAA/Aaa      Grand River Dam Authority Revenue,
                              6.25%, 2011                                    $   2,899,890
 4,700,000     AAA/Aaa      McGee Creek Authority Water Revenue,
                              6.0%, 2023                                         5,359,175
 5,300,000     A+/A1        Oklahoma State Turnpike Authority Revenue,
                              6.125%, 2020                                       5,691,405
                                                                             -------------
                                                                             $  13,950,470
                                                                             -------------
                            Oregon - 1.3%
   550,000     AAA/Aaa      Portland International Airport Revenue,
                              6.75%, 2015                                    $     597,163
 1,000,000     A+/A1        Portland Sewer System, Series A,
                              6.2%, 2012                                         1,111,110
   390,000     A/A1         Washington County Unified Sewer Agency
                              Revenue, 6.2%, 2010                                  428,431
 2,860,000     A/NR         Washington County Unified Sewer Agency
                              Revenue, 6.2%, Prerefunded 2004*                   3,175,572
                                                                             -------------
                                                                             $   5,312,276
                                                                             -------------
                            Pennsylvania - 2.9%
 3,000,000     AAA/Aaa      Allegheny County Sanitary Authority Revenue,
                              5.375%, 2024                                   $   3,043,380
 1,300,000     AAA/Aaa      Lycoming County General Obligation,
                              5.8%, 2022                                         1,377,051
 1,000,000     AA/Aa        New Kingston School District, 5.5%, 2017             1,031,700
 2,500,000     A/A1         Pennsylvania State Turnpike Commission
                              Revenue, 6.5%, 2013                                2,724,325
 1,000,000     AAA/Aaa      Pennsylvania Transportation Authority,
                              5.375%, 2022                                       1,013,760
 1,100,000     AA/Aa3       Philadelphia Authority For Industrial
                              Development Revenue, 5.0%, 2027                    1,071,840
 2,000,000     AAA/NR       Wallingford-Swarthmore General Obligation,
                              Series A, 5.25%, 2017                              2,019,040
                                                                             -------------
                                                                             $  12,281,096
                                                                             -------------
                            Rhode Island - 0.2%
   945,000     AA+/Aa       Rhode Island Housing & Mortgage Finance,
                              6.75%, 2017                                    $   1,009,477
                                                                             -------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            South Carolina - 4.3%
$1,790,000     AAA/Aaa      Beaufort Water & Sewer Revenue, 6.5%, 2013       $   1,954,250
 2,400,000     A/A1         Fairfield County Pollution Control, 6.5%, 2014       2,631,600
 1,250,000     AAA/Aaa      South Carolina Grand Strand Water & Sewer
                              Authority, 6.375%, 2012                            1,455,938
10,000,000     AAA/Aaa      South Carolina Public Service Authority
                              Revenue, 6.625%, Prerefunded, 2002*               11,164,000
   750,000     NR/Aa        South Carolina State Housing Finance &
                              Development Authority Revenue, 6.2%, 2009            787,860
                                                                             -------------
                                                                             $  17,993,648
                                                                             -------------
                            South Dakota - 0.7%
 1,235,000     NR/A1        South Dakota Conservancy District Revenue,
                              Series A, 5.625%, 2017                         $   1,265,727
 1,255,000     AAA/Aaa      South Dakota State Lease Revenue,
                               Series B, 8.0%, 2005                              1,538,592
                                                                             -------------
                                                                             $   2,804,319
                                                                             -------------
                            Tennessee - 1.5%
 1,300,000     AAA/Aaa      Madison Suburban Utility District, 5.0%, 2019    $   1,278,316
 1,000,000     AAA/Aaa      Metropolitan Government Nashville & Davidson
                              County Sports Authority, 5.75%, 2017               1,061,560
 1,565,000     AAA/Aaa      Metropolitan Government Nashville & Davidson
                              County Water & Sewer Authority, 6.0%, 2007         1,749,435
 2,000,000     AA+/Aa2      Shelby County General Obligation, 6.0%, 2019         2,154,340
                                                                             -------------
                                                                             $   6,243,651
                                                                             -------------
                            Texas - 8.4%
 2,145,000     NR/AAA       Castleberry Independent School District
                              General Obligation, 5.7%, 2021                 $   2,227,690
 2,310,000     AAA/Aaa      Clear Creek Independent School District
                              General Obligation, 7.0%, 2010                     1,283,944
 1,305,000     NR/Aaa       Comal Independent School District General
                              Obligation, 7.0%, 2007                             1,529,760
 1,500,000     NR/A         Houston, Texas Housing Authority, 8.0%, 2014         1,652,790
 2,050,000     AA/Aa        Keller Independent School District General
                              Obligation, 0%, 2010                               1,109,973
 2,000,000     AAA/NR       Kingsbridge Utility Systems Revenue,
                              5.375%, 2015                                       2,030,640
 2,350,000     AAA/Aaa      Nueces River Authority Water Supply
                              Revenues, 5.5%, 2027                               2,424,965
 1,595,000     AAA/Aaa      Port Lavaca Utility Systems Revenue,
                              5.75%, 2022                                        1,673,330


16   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            Texas - (continued)
$3,500,000     AAA/Aaa      San Antonio, Texas Water Revenue,
                              5.6%, 2021                                     $   3,639,370
 3,000,000     AAA/Aaa      Texas Public Finance Authority Building
                              Revenue, 0%, 2007                                  1,974,240
 5,500,000     AAA/Aaa      Texas Public Finance Authority Building
                              Revenue, 0%, 2008                                  3,436,125
 2,750,000     AAA/Aaa      Texas Public Finance Authority Building
                              Revenue, 0%, 2010                                  1,528,505
 1,400,000     AA/Aa        Texas State General Obligation, 6.125%, 2008         1,493,072
 8,750,000     AAA/Aa1      Texas State Turnpike Authority, 5.25%, 2023          8,756,738
                                                                             -------------
                                                                             $  34,761,142
                                                                             -------------
                            Utah - 3.0%
 2,500,000     AAA/Aaa      St. George Water Revenue,
                              5.85%, 2020                                    $   2,647,550
   505,000     NR/Aa        Utah Housing Finance Agency Revenue,
                              5.95%, 2011+                                         527,639
 1,270,000     AA/Aa        Utah Intermountain Power Agency Revenue,
                              5.0%, 2016                                         1,225,423
 3,010,000     A+/Aa        Utah Intermountain Power Agency Revenue,
                              5.0%, 2018                                         2,894,296
 3,480,000     AA/NR        Weber County Municipal Building Authority
                              Revenue, 5.75%, 2019                               3,575,422
 1,250,000     AAA/NR       White County General Obligation, 5.85%, 2026         1,324,875
   455,000     AAA/NR       White County Water Revenue, 5.9%, 2022                 484,579
                                                                             -------------
                                                                             $  12,679,784
                                                                             -------------
                            Virginia - 3.2%
 1,000,000     AA1/NR       Arlington County Industrial Development
                              Revenue, 5.45%, 2027                           $   1,028,420
   750,000     AAA/Aaa      Chesapeake Industrial Development Authority,
                              5.25%, 2017                                          755,093
 1,750,000     A+/A1        Chesapeake Water & Sewer System Revenue,
                              6.5%, 2012                                         1,910,055
 4,685,000     A+/A1        Chesapeake Water & Sewer System Revenue,
                              6.4%, 2017                                         5,023,398
 1,750,000     NR/A         Harrisonburg Redevelopment & Housing
                              Authority Revenue, 6.5%, 2014                      1,836,800
 2,500,000     AA2/AA       Norfolk Virginia Industrial Development
                              Revenue, 5.625%, 2017                              2,598,675
                                                                             -------------
                                                                             $  13,152,441
                                                                             -------------


The accompanying notes are an integral part of these financial statements.   17

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            Washington - 4.1%
$2,820,000     AAA/Aaa      Clark County Public Utility District #1 Water
                              Revenue, 5.5%, 2015                            $   2,923,268
 1,655,000     AA+/AA1      King County General Obligation, 6.625%, 2015         1,906,014
 1,000,000     NR/Aaa       King & Snohomish Counties, Washington
                              School District, 5.75%, 2014                       1,065,370
 3,500,000     A+/Aaa       Snohomish County Public Utility District
                              Revenue, 6.8%, Prerefunded, 2020*                  4,347,840
 2,250,000     AAA/Aaa      Snohomish County School District General
                              Obligation, 5.7%, 2011                             2,475,405
 4,000,000     AA/Aa        Washington State Public Power Supply System
                              Revenue, 6.5%, 2015                                4,429,600
                                                                             -------------
                                                                             $  17,147,497
                                                                             -------------
                            West Virginia - 0.3%
 1,000,000     A+/Aa1       West Virginia State Housing Development,
                              7.05%, 2024                                    $   1,064,780
                                                                             -------------
                            Wisconsin - 1.4%
 1,430,000     AAA/Aaa      Adams-Friendship School District, 6.5%, 2016     $   1,687,128
 3,600,000     AA+/Aa2      Milwaukee Local District Heating Facility
                              Revenue, 6.85%, 2021                               3,929,940
                                                                             -------------
                                                                             $   5,617,068
                                                                             -------------
                            Wyoming - 2.5%
 9,750,000     AA/Aa        Wyoming Community Development Authority
                              Revenue, Series B, 7.05%, 2033                 $  10,365,810
                                                                             -------------

               TOTAL INVESTMENT IN TAX-EXEMPT OBLIGATIONS
               (Cost $381,219,460) (a)                                       $ 414,600,475
                                                                             -------------

               TAX-EXEMPT MONEY MARKET MUTUAL FUND - 0.1%
   425,279     Lehman Brothers Munifund                                      $     425,279
                                                                             -------------

               TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
               (Cost $425,279)                                               $     425,279
                                                                             -------------

               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $381,644,739) (b)                                       $ 415,025,754
                                                                             =============


18  The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

+   A portion of the bond was called on January 1, 1998.

* Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

NR Not rated.

(a) The concentration of investments by type of obligation / market sector is as follows:

         General Obligation                          8.9%
         Escrowed in U.S. Government Securities      7.1
         Revenue Bonds:
            Education Revenue                       10.8
            Water & Sewer Revenue                   14.3
            Hospital Revenue                         5.2
            Housing Revenue                          8.0
            Pollution Control Revenue                9.2
            Power Revenue                           11.8
            Transportation Revenue                   7.5
            Other                                   17.2

(b) At December 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $381,644,739 was as follows:

         Aggregate gross unrealized gain for all
             investments in which there is an excess of
             value over tax cost                                  $  33,381,015

         Aggregate gross unrealized loss for all
             investments in which there is an
             excess of tax cost over value                                   --
                                                                  -------------
         Net unrealized gain                                      $  33,381,015
                                                                  =============

Purchase and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 aggregated $93,427,811 and $138,223,491, respectively.


The accompanying notes are an integral part of these financial statements.   19

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
BALANCE SHEET 12/31/97
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value
      (including temporary cash
      investment of $425,279) (cost $381,644,739)                 $ 415,025,754
   Receivables -
      Fund shares sold                                                  217,287
      Interest                                                        6,946,017
   Other                                                                 46,011
                                                                  -------------
         Total assets                                             $ 422,235,069
                                                                  -------------

LIABILITIES:
   Payables -
      Fund shares repurchased                                     $      87,038
      Dividends                                                         480,019
   Due to affiliates                                                    493,104
   Accrued expenses                                                      87,696
                                                                  -------------
         Total liabilities                                        $   1,147,857
                                                                  -------------

NET ASSETS:
   Paid-in capital                                                $ 387,708,414
   Accumulated net realized loss on investments                          (2,217)
   Net unrealized gain on investments                                33,381,015
                                                                  -------------
         Total net assets                                         $ 421,087,212
                                                                  =============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $413,856,196/34,002,418 shares)              $       12.17
                                                                  =============
   Class B (based on $5,588,385/462,174 shares)                   $       12.09
                                                                  =============
   Class C (based on $1,642,631/135,697 shares)                   $       12.11
                                                                  =============
MAXIMUM OFFERING PRICE:
   Class A                                                        $       12.74
                                                                  =============


20   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/97

INVESTMENT INCOME:
   Interest                                                              $ 24,819,037
                                                                         ------------
EXPENSES:
   Management fees                                       $ 2,063,785
   Transfer agent fees
      Class A                                                475,795
      Class B                                                  5,647
      Class C                                                  1,256
   Distribution fees
      Class A                                              1,052,278
      Class B                                                 50,451
      Class C                                                  9,515
   Accounting                                                 95,345
   Custodian fees                                             60,112
   Registration fees                                          53,050
   Professional fees                                          70,422
   Printing                                                   19,003
   Fees and expenses of nonaffiliated trustees                20,672
   Miscellaneous                                              55,561
                                                         -----------
      Total expenses                                                     $  4,032,892
      Less fees paid indirectly                                               (82,267)
                                                                         ------------
      Net expenses                                                       $  3,950,625
                                                                         ------------
         Net investment income                                           $ 20,868,412
                                                                         ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                      $  5,728,646
   Change in net unrealized gain on investments                             9,973,302
                                                                         ------------
      Net gain on investments                                            $ 15,701,948
                                                                         ------------
      Net increase in net assets resulting from operations               $ 36,570,360
                                                                         ============

 The accompanying notes are an integral part of these financial statements.  21

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 12/31/97 and 12/31/96

                                                              Year Ended      Year Ended
FROM OPERATIONS:                                               12/31/97        12/31/96
Net investment income                                       $  20,868,412   $  23,614,361
Net realized gain on investments                                5,728,646       7,202,137
Change in net unrealized gain on investments                    9,973,302     (15,506,855)
                                                            -------------   -------------
      Net increase in net assets resulting from operations  $  36,570,360   $  15,309,643
                                                            -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A ($0.59 and $0.62 per share, respectively)        $ (20,562,056)  $ (23,535,318)
   Class B ($0.49 and $0.53 per share, respectively)             (207,988)       (150,311)
   Class C ($0.49 and $0.49 per share, respectively)              (38,610)        (10,503)
In excess of net investment income
   Class A ($0.00 and $0.00 per share, respectively)                   --         (25,684)
   Class B ($0.00 and $0.02 per share, respectively)                   --          (2,502)
   Class C ($0.00 and $0.01 per share, respectively)                   --            (387)
Net realized gain
   Class A ($0.24 and $0.19 per share, respectively)           (8,029,783)     (7,100,936)
   Class B ($0.24 and $0.19 per share, respectively)             (108,291)        (65,933)
   Class C ($0.24 and $0.19 per share, respectively)              (32,012)         (5,475)
                                                            -------------   -------------
      Total distributions to shareholders                   $ (28,978,740)  $ (30,897,049)
                                                            -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  37,149,298   $  35,328,631
Reinvestment of distributions                                  21,258,845      22,894,661
Cost of shares repurchased                                    (91,820,025)    (74,380,885)
                                                            -------------   -------------
   Net decrease in net assets resulting from
      fund share transactions                               $ (33,411,882)  $ (16,157,593)
                                                            -------------   -------------
   Net decrease in net assets                               $ (25,820,262)  $ (31,744,999)
NET ASSETS:
Beginning of year                                             446,907,474     478,652,473
                                                            -------------   -------------
End of year (including accumulated undistributed
   net investment income of $0 and $0, respectively)        $ 421,087,212   $ 446,907,474
                                                            =============   =============

CLASS A                             `97 Shares     `97 Amount   `96 Shares     `96 Amount
Shares sold                          2,922,958   $ 34,002,852    2,624,795   $ 31,528,578
Reinvestment of distributions        1,653,875     20,992,773    1,900,488     22,723,038
Less shares repurchased             (7,521,806)   (90,352,716)  (6,137,421)   (73,605,519)
                                    ----------   ------------   ----------   ------------
   Net decrease                     (2,944,973)  $(35,357,091)  (1,612,138)  $(19,353,903)
                                    ==========   ============   ==========   ============
CLASS B
Shares sold                            161,072   $  1,928,069      286,510   $  3,418,543
Reinvestment of distributions           17,761        213,098       13,070        155,278
Less shares repurchased               (119,956)    (1,440,745)     (64,400)      (766,599)
                                    ----------   ------------   ----------   ------------
   Net increase                         58,877   $    700,422      235,180   $  2,807,222
                                    ==========   ============   ==========   ============
CLASS C*
Shares sold                            101,254   $  1,218,377       31,562   $    381,510
Reinvestment of distributions            4,406         52,974        1,380         16,345
Less shares repurchased                 (2,176)       (26,564)        (729)        (8,767)
                                    ----------   ------------   ----------   ------------
   Net increase                        103,484   $  1,244,787       32,213   $    389,088
                                    ==========   ============   ==========   ============

* Class C shares were first publicly offered on January 31, 1996


22   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
-----------------------------------------------------------------------------------------------------------------------------

                                                            Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
CLASS A                                                       12/31/97      12/31/96      12/31/95      12/31/94    12/31/93(a)

Net asset value, beginning of year                           $   11.96     $   12.36     $   11.24     $   12.68    $   12.08
                                                             ---------     ---------     ---------     ---------    ---------
Increase (decrease) from investment operations:
   Net investment income                                     $    0.59     $    0.62     $    0.64     $    0.64    $    0.67
   Net realized and unrealized gain (loss) on investments         0.45         (0.21)         1.21         (1.44)        0.87
                                                             ---------     ---------     ---------     ---------    ---------
         Net increase (decrease) from investment operations  $    1.04     $    0.41     $    1.85     $   (0.80)   $    1.54
Distributions to shareholders:
   Net investment income                                         (0.59)        (0.62)        (0.64)        (0.64)       (0.67)
   Net realized gain                                             (0.24)        (0.19)        (0.09)           --        (0.27)
                                                             ---------     ---------     ---------     ---------    ---------
Net increase (decrease) in net asset value                   $    0.21     $   (0.40)    $    1.12     $   (1.44)   $    0.60
                                                             ---------     ---------     ---------     ---------    ---------
Net asset value, end of year                                 $   12.17     $   11.96     $   12.36     $   11.24    $   12.68
                                                             =========     =========     =========     =========    =========
Total return*                                                     8.94%         3.57%        16.84%        (6.38)%      12.98%
Ratio of net expenses to average net assets                       0.93%+        0.92%+        0.91%+        0.91%        0.86%
Ratio of net investment income to average net assets              4.87%+        5.16%+        5.37%+        5.37%        5.37%
Portfolio turnover rate                                             22%           44%           35%           55%          58%
Net assets, end of year (in thousands)                       $ 413,856     $ 441,733     $ 476,584     $ 452,661    $ 532,491
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                   0.91%         0.90%         0.89%           --           --
   Net investment income                                          4.89%         5.18%         5.39%           --           --

(a) Prior to assumption of the management agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha Management Company.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Tax-Free Income Fund

------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
------------------------------------------------------------------------------------------

                                                    Year Ended    Year Ended    4/28/95 to
CLASS B                                               12/31/97      12/31/96      12/31/95
Net asset value, beginning of period                 $   11.88     $   12.31     $   11.81
                                                     ---------     ---------     ---------
Increase (decrease) from investment operations:
   Net investment income                             $    0.50     $    0.53     $    0.35
   Net realized and unrealized gain
     (loss) on investments                                0.44         (0.22)         0.58
                                                     ---------     ---------     ---------
      Net increase from investment operations        $    0.94     $    0.31     $    0.93
Distributions to shareholders:
   Net investment income                                 (0.49)        (0.53)        (0.34)
   In excess of net investment income                       --         (0.02)           --
   Net realized gain                                     (0.24)        (0.19)        (0.09)
                                                     ---------     ---------     ---------
Net increase (decrease) in net asset value           $    0.21     $   (0.43)    $    0.50
                                                     ---------     ---------     ---------
Net asset value, end of period                       $   12.09     $   11.88     $   12.31
                                                     =========     =========     =========
Total return*                                             8.16%         2.66%         7.94%
Ratio of net expenses to average net assets               1.68%+        1.67%+        1.72%**+
Ratio of net investment income to
   average net assets                                     4.12%+        4.38%+        4.38%**+
Portfolio turnover rate                                     22%           44%           35%
Net assets, end of period (in thousands)             $   5,588     $   4,792     $   2,069
Ratios assuming reduction for fees paid
   indirectly:
   Net expenses                                           1.66%         1.65%         1.65%**
   Net investment income                                  4.14%         4.40%         4.45%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.


24   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
--------------------------------------------------------------------------------

                                                               Year Ended      1/31/96 to
CLASS C                                                          12/31/97        12/31/96
Net asset value, beginning of period                            $   11.88       $   12.32
                                                                ---------       ---------
Increase (decrease) from investment operations:
   Net investment income                                        $    0.49       $    0.49
   Net realized and unrealized gain (loss) on
      investments                                                    0.47           (0.24)
                                                                ---------       ---------
      Net increase from investment operations                   $    0.96       $    0.25
Distributions to shareholders:
   Net investment income                                            (0.49)          (0.49)
   In excess of net investment income                                   -           (0.01)
   Net realized gain                                                (0.24)          (0.19)
                                                                ---------       ---------
Net increase (decrease) in net asset value                      $    0.23       $   (0.44)
                                                                ---------       ---------
Net asset value, end of period                                  $   12.11       $   11.88
                                                                =========       =========
Total return*                                                        8.32%           2.19%
Ratio of net expenses to average net assets                          1.70%+          1.71%**+
Ratio of net investment income to average net assets                 4.04%+          4.34%**+
Portfolio turnover rate                                                22%             44%
Net assets, end of period (in thousands)                        $   1,643       $     383
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                      1.67%           1.69%**
   Net investment income                                             4.07%           4.36%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   25

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax-Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. The shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities, and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 1997, the Fund reclassified $59,758 and $113,545 from accumulated undistributed net investment income and paid-in capital, respectively, to accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $5,067,940 as a capital gain dividend for the purposes of the dividend paid deduction. Of this amount, $1,659,676 and $3,408,264 are subject to the maximum 28% and 20% federal income tax rates, respectively.

   In order to comply with federal income tax regulations, the Fund has designated $20,799,469 as tax-exempt interest dividends. For pur-poses of the dividends exclusion, none of the distributions per share qualify for the exclusion.

C. Fund Shares

   The Fund records sales and repurchases of shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $50,526 in underwriting commissions on the sale of fund shares

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97 (continued)
--------------------------------------------------------------------------------

   during the year ended December 31, 1997.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1997, $186,896 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $39,034 in transfer agent fees payable to PSC at December 31, 1997.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $267,174 in distribution fees payable to PFD at December 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1997, CDSCs in the amount of $24,904 were paid to PFD.

5. Expense Reductions

The Fund has entered into certain expense offset arrangements result-ing in a reduction in the Fund's total expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $82,267 under such arrangements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Tax-Free Income Fund:

We have audited the accompanying balance sheet of Pioneer Tax-Free Income Fund, including the schedule of investments, as of December 31, 1997, and the related statement of operations, and the statements of changes in net assets for the periods presented and financial highlights for each of the four years ended December 31, 1997. These financial statements and financial highlights are the respon- si bility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1993 were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax-Free Income Fund as of December 31, 1997, the results of its operations and the changes in its net assets for the periods presented and financial highlights for each of the four years ended December 31, 1997, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 2, 1998

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

   Trustees                        Officers
   John F. Cogan, Jr.              John F. Cogan, Jr., Chairman and President
   Mary K. Bush                    David D. Tripple, Executive Vice President
   Richard H. Egdahl, M.D.         Mark L. Winter, Vice President
   Margaret B.W. Graham            William H. Keough, Treasurer
   John W. Kendrick                Joseph P. Barri, Secretary
   Marguerite A. Piret
   David D. Tripple
   Stephen K. West
   John Winthrop

   Investment Adviser
   Pioneering Management Corporation

   Custodian
   Brown Brothers Harriman & Co.

   Independent Public Accountants
   Arthur Andersen LLP

   Principal Underwriter
   Pioneer Funds Distributor, Inc.

   Legal Counsel
   Hale and Dorr LLP

   Shareowner Services and Transfer Agent
   Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

  Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

  FactFone(SM)

  Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

  9O-Day Reinstatement Privilege (for Class A Shares)

  Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

  Investomatic Plan

  An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

 Payroll Investment Program (PIP)

 Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Automatic Exchange Program

  A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

  Directed Dividends

  Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distri butions are not eligible at this time.)

  Direct Deposit

  Lets you move money into your bank account using electronic funds transfer
  (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

  Systematic Withdrawal Plan (SWP)

  Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PROGRAMS FROM PIONEER
--------------------------------------------------------------------------------

  Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

  Individual Retirement Account (IRA)

  An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

  Roth IRA

  The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

  401(k) Plan

  The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

  SIMPLE (Savings Incentive Match PLan for Employees)
  401(k) or IRA Plan

  Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  403(b) Plan

  Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

  Simplified Employee Pension Plan (SEP)

  SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

  Profit Sharing Plan

  Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

  Age-Weighted Profit Sharing Plan

  Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

  Money Purchase Pension Plan (MPP)

  Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions -- up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

  Growth Funds                          Income Funds
  Global/International                  Taxable
  Pioneer Emerging Markets Fund         Pioneer America Income Trust
  Pioneer Europe Fund                   Pioneer Bond Fund
  Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
  Pioneer India Fund
  Pioneer International Growth Fund     Tax-Exempt
  Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                        Pioneer Tax-Free Income Fund
  United States
  Pioneer Capital Growth Fund           Money Market Fund
  Pioneer Growth Shares                 Pioneer Cash Reserves Fund
  Pioneer Micro-Cap Fund*
  Pioneer Mid-Cap Fund
  Pioneer Small Company Fund

  Growth and Income Funds
  Pioneer Balanced Fund
  Pioneer Equity-Income Fund
  Pioneer Fund
  Pioneer Real Estate Shares
  Pioneer II

  *0ffers Class A and B Shares only

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   Call us for:

   Account Information, including existing accounts,
   new accounts, propectuses, applications
   and service forms                                           1-800-225-6292

   FactFone(SM) for automated fund yields, prices,
   account information and transactions                        1-800-225-4321

   Retirement plans information                                1-800-622-0176

   Telecommunications Device for the Deaf (TDD)                1-800-225-1997

   Write to us:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   Our toll-free fax                                           1-800-225-4240

   Our Internet e-mail address                           ask.pioneer@piog.com
   (for general questions about Pioneer only)

   Visit our web site:                                   www.pioneerfunds.com

   This report must be preceded or accompanied by a current Fund prospectus.

[LOGO]   Pioneer Funds Distributor, Inc.         0298-4808
         60 State Street                  (C)    Pioneer Funds Distributor, Inc.
         Boston, Massachusetts  02109     [LOGO] Printed on Recycled Paper
         www.pioneerfunds.com

E X H I B I T   E


Pioneer Tax-Free Income Fund
PRO FORMA SCHEDULE OF INVESTMENTS 12/31/97
(unaudited)


            Principal Amount

        Pioneer          Pioneer                     S & P/
        Tax-Free       Intermediate     Pro Forma    Moody's
       Income Fund     Tax-Free Fund    Combined     Ratings

                                                               TAX-EXEMPT OBLIGATIONS
                                                               Alaska
 $       2,330,000 $              - $    2,330,000   AAA/Aaa   Alaska Muni Bond Bank, 7.0%, 2005

                                                               Arizona
                 -        1,000,000      1,000,000    AA/Aa    Arizona Transportation Board Highway Revenue, 6.0%, 2008
         1,500,000                -      1,500,000   AAA/Aaa   Kyrene School District, 6.0%, 2014
         1,000,000                -      1,000,000   AAA/Aaa   Maricopa County School District, 7.0%, 2007
         1,000,000                -      1,000,000   AAA/Aaa   Maricopa County School District, 7.0%, 2008
                 -        1,000,000      1,000,000   AA-/Aa    Phoenix Civic Improvement Corporation Water Revenue, 6.5%, 2006
                 -        1,000,000      1,000,000    AA/Aa    Salt River Project Agricultural Improvement and Power
                                                               District, 5.75%, 2007
         2,200,000                -      2,200,000   AAA/Aaa   Tempe School District, 7.0%, 2008
         1,900,000                -      1,900,000    A+/A1    Tucson Water Revenue, 6.5%, 2016



                                                               California
                 -        1,000,000      1,000,000    A+/A1    California State General Obligation, 6.0%, 2009

                                                               Colorado
           500,000                -        500,000    AA/Aa    Colorado Housing Finance Authority, Series A-3, 7.0%, 2016
         3,490,000                -      3,490,000    NR/Aa    Colorado Housing Finance Authority, Series A-1, 7.4%, 2027
           895,000                -        895,000    AA/Aa    Colorado Housing Finance Authority, Series C-2, 7.45%, 2017 +
         1,500,000                -      1,500,000    NR/Aa    Colorado Housing Finance Authority, Series B-2, 7.45%, 2027
           500,000                -        500,000   AAA/Aaa   Colorado Housing Finance Authority, Series C-1, 7.55%, 2027
         2,250,000                -      2,250,000   AAA/Aaa   Colorado Public Highway Revenue, 5.0%, 2021
         1,450,000                -      1,450,000    AA/Aa    Denver Colorado City and County, 5.5%, 2025
         3,575,000                -      3,575,000   AAA/Aaa   Douglas County School District Region 1, 7.0%, 2013



                                                               Connecticut
                 -        1,000,000      1,000,000   AA-/Aa3   Connecticut State General Obligation, 6.0%, 2004
                 -        1,500,000      1,500,000   AAA/Aaa   Connecticut State Special Tax Obligation, 6.0%, 2006



                                                               Delaware
                 -        1,000,000      1,000,000    AA/A1    Delaware Transportation Authority, Transportation
                                                               System Revenue, 5.2%, 2001
         1,635,000                -      1,635,000    NR/A1    State of Delaware Housing Authority Revenue, 6.45%,  2013 +



                                                               District of Columbia
                 -          500,000        500,000    A+/A1    Georgetown University General Obligation Revenue, 8.125%, 2008

                                                               Florida
         3,000,000                -      3,000,000   AAA/Aaa   Dade County Water & Sewer Revenue, 5.25%, 2026
                 -        1,000,000      1,000,000    AA/Aa    Gainsville Utilities Revenue, 5.75%, 2006

                    Market Value

      Pioneer          Pioneer
      Tax-Free       Intermediate     Pro Forma
    Income Fund     Tax-Free Fund      Combined



$      2,715,056 $              - $    2,715,056
------------------------------------------------

$              - $      1,131,590 $    1,131,590
       1,609,440                -      1,609,440
       1,191,200                -      1,191,200
       1,178,710                -      1,178,710
               -        1,152,950      1,152,950

               -        1,101,000      1,101,000
       2,672,714                -      2,672,714
       2,056,883                -      2,056,883
------------------------------------------------
$      8,708,947 $      3,385,540 $   12,094,487
------------------------------------------------

$              - $      1,132,980 $    1,132,980
------------------------------------------------

$        561,130 $              - $      561,130
       3,944,049                -      3,944,049
       1,017,740                -      1,017,740
       1,720,425                -      1,720,425
         566,530                -        566,530
       2,200,972                -      2,200,972
       1,495,414                -      1,495,414
       4,430,998                -      4,430,998
------------------------------------------------
$     15,937,258 $              - $   15,937,258
------------------------------------------------

$              - $      1,101,810 $    1,101,810
               -        1,680,150      1,680,150
------------------------------------------------
$              - $      2,781,960 $    2,781,960
------------------------------------------------


$              - $      1,037,510 $    1,037,510
       1,741,618                -      1,741,618
------------------------------------------------
$      1,741,618 $      1,037,510 $    2,779,128
------------------------------------------------

$              - $        515,115 $      515,115
------------------------------------------------

$      3,002,340 $              - $    3,002,340
               -        1,103,590      1,103,590


            See accompanying notes to pro forma financial statement.

            Principal Amount

        Pioneer          Pioneer                     S & P/
        Tax-Free       Intermediate     Pro Forma    Moody's
       Income Fund     Tax-Free Fund    Combined     Ratings
                                                               Florida (continued)
 $       5,000,000 $              - $    5,000,000   AA/Aa3    Hillsborough County Industrial Development Authority, 8.0%, 2022
         4,000,000                -      4,000,000   AA+/NR    Jacksonville Health Facilities Authority Hospital
                                                               Revenue, 6.75%, 2013
           785,000                -        785,000   AAA/Aaa   Manatee County Housing Revenue, 7.2%, 2028
                 -        1,000,000      1,000,000   AA/Aa1    Orlando Utilities, Community Water & Electric Revenue, 5.6%, 2003
         2,015,000                -      2,015,000   AAA/NR    Pace Property Financial Authority, Hospital Revenue, 5.375%, 2020
                 -        1,000,000      1,000,000   AAA/Aaa   Palm Beach County Criminal Justice Revenue, 5.75%, 2013



                                                               Georgia
         2,150,000                -      2,150,000   AAA/Aaa   Appling County Development Authority Revenue, 7.15%, 2021
                 -        1,000,000      1,000,000    A/A3     Georgia Municipal Electric Authority Power Revenue, 6.2%, 2010
                 -          400,000        400,000    A/A3     Georgia Municipal Electric Authority Power, Revenue, 7.65%, 1998
                 -        1,500,000      1,500,000   AA+/Aaa   Georgia State General Obligation, 5.5%, 2006
                 -        1,000,000      1,000,000   AA/Aa1    Private Colleges & Universities Revenue, 5.5%, 2005
         1,000,000                -      1,000,000   AAA/Aaa   Richmond Water & Sewer Authority Revenue, 5.25%, 2022



                                                               Illinois
         5,000,000                -      5,000,000   AAA/Aaa   Chicago Board of Education, 5.75%, 2027
         3,700,000                -      3,700,000   AA-/Aa3   Chicago Gas Supply Revenue, 8.1%, 2020
         2,250,000                -      2,250,000    NR/A2    Illinois Development Finance Authority, 6.75%, 2016
                 -        1,000,000      1,000,000   AA/Aa1    Illinois Education Facilities Authority Northwestern
                                                               University Revenue, 5.5%, 2013
         1,145,000                -      1,145,000    A+/A1    Illinois Housing Development Authority Revenue Multi-
                                                               Family Housing, 7.0%, Prerefunded, 2023*
         4,015,000                -      4,015,000    A+/A     Illinois Metropolitan Pier & Exposition Authority State
                                                               Tax Revenue, 6.5%, Prerefunded, 2003*
         9,000,000                -      9,000,000    A+/A     Illinois Metropolitan Pier & Exposition Authority State
                                                               Tax Revenue, 8.5%, 2006
         5,000,000                -      5,000,000   AAA/Aaa   Illinois State General Obligation, 5.75%, 2021
                 -        1,000,000      1,000,000   AAA/Aa3   Illinois State Sales Tax Revenue, 5.25%, 2000
                 -        1,000,000      1,000,000    A+/A1    Illinois State Toll Highway Authority Revenue, 6.3%, 2012
                 -        1,000,000      1,000,000    A+/A2    Metropolitan Pier and Exposition Authority, Dedicated State
                                                               Tax Revenue, 5.75%, 2002
         7,185,000                -      7,185,000   AA/Aa2    Will County, Illinois Environmental Revenue Bond, 6.4%, 2026



                                                               Indiana
         1,000,000                -      1,000,000   AAA/Aaa   Goshen School Building Corp., 5.6%, 2016
           750,000                -        750,000    A/NR     Indiana Bond Bank State Revolving Fund, 6.75%, 2017
         3,500,000                -      3,500,000   AA3/Aa    Indiana Health Facilities Authority, 5.5%, 2016
                 -        1,500,000      1,500,000   AAA/Aaa   Indiana Municipal Power Agency, Power Supply System
                                                               Revenue, 6.0%, 2012
         1,000,000                -      1,000,000   NR/Aaa    Indiana State Housing Finance Authority, Single Family
                                                               Mortgage Revenue, 5.95%, 2013
         1,890,000                -      1,890,000    A+/A1    Indiana State Office Building Commission Correctional
                                                               Facilities Revenue, 6.4%, 2011
                 -          500,000        500,000    A+/A1    Indiana Transportation Finance Authority Highway
                                                               Revenue, 8.0%, Prerefunded, 2008*
                 -        1,000,000      1,000,000   AAA/Aaa   Indiana University Revenue, 5.8%, 2010

                    Market Value

      Pioneer          Pioneer
      Tax-Free       Intermediate     Pro Forma
    Income Fund     Tax-Free Fund      Combined

$      5,813,900 $              - $    5,813,900
       4,388,120                -      4,388,120
         888,008                -        888,008
               -        1,071,320      1,071,320
       2,043,633                -      2,043,633
               -        1,104,920      1,104,920
------------------------------------------------
$     16,136,001 $      3,279,830 $   19,415,831
------------------------------------------------

$      2,424,490 $              - $    2,424,490
               -          408,000        408,000
               -        1,114,010      1,114,010
               -        1,628,445      1,628,445
               -        1,079,170      1,079,170
       1,000,730                -      1,000,730
------------------------------------------------
$      3,425,220 $      4,229,625 $    7,654,845
------------------------------------------------

$      5,291,900 $              - $    5,291,900
       4,068,705                -      4,068,705
       2,450,250                -      2,450,250

               -        1,062,320      1,062,320

       1,379,118                -      1,379,118

       4,514,506                -      4,514,506

      11,464,650                -     11,464,650
       5,270,450                -      5,270,450
               -        1,056,220      1,056,220
               -        1,143,920      1,143,920

               -        1,059,870      1,059,870
       7,795,222                -      7,795,222
------------------------------------------------
$     42,234,801 $      4,322,330 $   46,557,131
------------------------------------------------

$      1,044,580 $              - $    1,044,580
         851,505                -        851,505
       3,575,740                -      3,575,740

               -        1,683,600      1,683,600

       1,044,430                -      1,044,430

       2,049,308                -      2,049,308

               -          518,570        518,570
               -        1,113,470      1,113,470


            See accompanying notes to pro forma financial statement.

            Principal Amount

        Pioneer          Pioneer                     S & P/
        Tax-Free       Intermediate     Pro Forma    Moody's
       Income Fund     Tax-Free Fund    Combined     Ratings
                                                               Indiana (continued)
 $       1,400,000 $              - $    1,400,000    A+/NR    Indianapolis Local Public Improvement Board Revenue, 6.75%, 2014
         1,000,000                -      1,000,000    A+/A     Lawrence Township Metropolitan School District Revenue, 6.75%, 2013
         3,200,000                -      3,200,000   AA-/AA2   Petersburg Indiana Pollution and Control Revenue, 5.4%, 2017
                 -        1,000,000      1,000,000   AA-/Aa2   Purdue University Revenue, 5.75%, 2004
         2,740,000                -      2,740,000   AAA/NR    Sarah Scott Middle School Revenue, 5.75%, 2019



                                                               Iowa
         1,000,000                -      1,000,000    NR/A     Iowa Finance Authority Revenue Bond, Correctional Facility
                                                               Program, 5.5$%, 2010

                                                               Kansas
                 -        1,500,000      1,500,000    AA/Aa    Kansas State Department of Transportation Highway
                                                               Revenue, 6.125%, 2009

                                                               Kentucky
         1,095,000                -      1,095,000   AAA/Aaa   Kenton County Water District #1, 5.8%, 2015
         2,010,000                -      2,010,000   AAA/Aaa   Kenton County Water District #1, 5.875, 2019
                 -        1,000,000      1,000,000   AAA/Aaa   Kentucky State Turnpike Authority, Economic Development
                                                               Revenue, 5.25%, 2005
                 -          750,000        750,000   AAA/A1    Lexington-Fayette Urban County Government Revenue, 7.0%, 2006
           495,000                -        495,000    AA-/A    University of Kentucky Community College Building
                                                               Revenue, Series I, 6.4%, 2011



                                                               Louisiana
         3,000,000                -      3,000,000   AAA/Aaa   New Orleans Home Mortgage Authority, 6.25%, Prerefunded,  2011 *

                                                               Maine
                 -        1,500,000      1,500,000   AA+/Aa3   Maine State General Obligation, 5.375%, 2006
                 -        1,000,000      1,000,000   AAA/Aaa   Maine State Turnpike Authority Revenue, 6.0%, 2005



                                                               Maryland
                 -        1,500,000      1,500,000   NR/Aa2    Maryland Community Development Administration, Single Family
                                                               Mortgage Revenue, 5.95%, 2006
                 -        1,500,000      1,500,000   AA+/Aa3   University of Maryland System Auxiliary Facility and
                                                               Tuition Revenue, 5.4%, 2006



                                                               Massachusetts
                 -        1,000,000      1,000,000   AAA/Aaa   Commonwealth of Massachusetts Consolidated Loan
                                                               General Obligation, 5.5%, 2003
                 -        1,000,000      1,000,000    A+/A1    Massachusetts Bay Transportation Authority Revenue, 5.5%, 2009
         1,415,000                -      1,415,000    A-/A1    Massachusetts Bay Transportation Authority Revenue,
                                                               Series B, 5.875%, 2014
         4,000,000                -      4,000,000    A+/A1    Massachusetts Bay Transportation Authority Revenue,
                                                               Series B, 5.875%, 2019
         5,000,000                -      5,000,000    A+/A1    Massachusetts Health & Educational Facilities Authority
                                                               Revenue, Boston College, Series K, 5.25%, 2023
         1,205,000                -      1,205,000   AAA/Aaa   Massachusetts Housing Finance Agency, 5.95%, 2018
         3,000,000                -      3,000,000   AAA/Aaa   Massachusetts State General Obligation, 6.5%, 2007

                    Market Value

      Pioneer          Pioneer
      Tax-Free       Intermediate     Pro Forma
    Income Fund     Tax-Free Fund      Combined


$      1,678,880 $              - $    1,678,880
       1,184,900                -      1,184,900
       3,305,824                -      3,305,824
               -        1,082,650      1,082,650
       2,898,345                -      2,898,345
------------------------------------------------
$     17,633,512 $      4,398,290 $   22,031,802
------------------------------------------------


$      1,060,460 $              - $    1,060,460
------------------------------------------------


$              - $      1,716,315 $    1,716,315
------------------------------------------------

$      1,176,610 $              - $    1,176,610
       2,157,976                -      2,157,976

               -        1,061,670      1,061,670
               -          812,813        812,813

         536,818                -        536,818
------------------------------------------------
$      3,871,404 $      1,874,483 $    5,745,887
------------------------------------------------

$      3,371,340 $              - $    3,371,340
------------------------------------------------

$              - $      1,610,430 $    1,610,430
               -        1,107,330      1,107,330
------------------------------------------------
$              - $      2,717,760 $    2,717,760
------------------------------------------------


$              - $      1,563,720 $    1,563,720

               -        1,608,960      1,608,960
------------------------------------------------
$              - $      3,172,680 $    3,172,680
------------------------------------------------


$              - $      1,063,210 $    1,063,210
               -        1,079,660      1,079,660

       1,513,710                -      1,513,710

       4,218,280                -      4,218,280

       4,923,900                -      4,923,900
       1,262,491                -      1,262,491
       3,409,800                -      3,409,800


            See accompanying notes to pro forma financial statement.

            Principal Amount

        Pioneer          Pioneer                     S & P/
        Tax-Free       Intermediate     Pro Forma    Moody's
       Income Fund     Tax-Free Fund    Combined     Ratings
                                                               Massachusetts (continued)
 $         250,000 $              - $      250,000   AAA/NR    Massachusetts State Health & Educational Facilities
                                                               Revenue, 5.0%, 2017
           250,000                -        250,000   AAA/NR    Massachusetts State Health & Educational Facilities
                                                               Revenue, 5.0%, 2018
         4,390,000                -      4,390,000    A+/A1    Massachusetts State Turnpike Authority Revenue, 5.0%, 2020
                 -        1,000,000      1,000,000   AAA/Aaa   Massachusetts Water Pollution Abatement Trust Sewer
                                                               Revenue, 6.0%, 2007
         2,000,000                -      2,000,000     A/A     Massachusetts Water Resources Revenue, 6.25%, 2010
         2,000,000                -      2,000,000   AAA/Aaa   South Essex Massachusetts Sewer District, Series B,5.25%, 2018
         1,000,000                -      1,000,000   AAA/Aaa   South Essex Massachusetts Sewer District, Series B, 6.75%, 2013
         1,325,000                -      1,325,000   AAA/Aaa   Worcester General Obligation, 6.15%, 2009
         1,440,000                -      1,440,000   AAA/Aaa   Worcester General Obligation, 6.20%, 2010
         1,460,000                -      1,460,000   AAA/Aaa   Worcester General Obligation, 6.25%, 2011
         1,450,000                -      1,450,000   AAA/Aaa   Worcester General Obligation, 6.3%, 2012



                                                               Michigan
                 -        1,000,000      1,000,000   AAA/Aaa   Detroit Michigan Water Supply Revenue, 5.75%, 2011
         1,455,000                -      1,455,000   AAA/Aaa   Grand Rapids Community, 5.375%, 2016
         2,175,000                -      2,175,000   AAA/Aaa   Holly Michigan Area School District, 5.625%, 2015
                 -        1,000,000      1,000,000   AA-/A1    Michigan State Truck Line Sales Tax Revenue, 5.625%, 2003
           750,000                -        750,000   AAA/Aaa   Rockford Public Schools General Obligation, 5.25%, 2022
         5,715,000                -      5,715,000    AA/Aa    Walled Lake School District General Obligation, Series I, 5.5%, 2022
         1,500,000                -      1,500,000   AAA/Aaa   Wayne County Building Authority Capital Improvement, 5.25%, 2016



                                                               Minnesota
                 -        1,000,000      1,000,000   AAA/Aaa   Minnesota Public Facilities Authority, Water Pollution
                                                               Control Revenue,$5.0%, 2006
                 -          750,000        750,000   AAA/Aaa   Minnesota Public Facilities Authority Water Pollution
                                                               Control Revenue, 7.0%, 2009
           750,000                -        750,000    NR/A1    Minnesota State Higher Education Facilities Authority
                                                               Revenue, 5.625%, 2016
         1,895,000                -      1,895,000   AA+/Aa    Minnesota State Housing Finance Agency, Series H, 6.55%, 2011
           990,000                -        990,000    AA/A1    Minnesota State Housing Finance Agency, 6.9%, 2012
         1,000,000                -      1,000,000   AA/Aa3    Minnesota University, Series A, 5.0%, 2010
         2,750,000                -      2,750,000   AAA/Aaa   Spring Lake Park Independent School District #16 General
                                                               Obligation, 5.25%, 2017
                 -        1,000,000      1,000,000   AA/Aa3    University of Minnesota Revenue, 5.75%, 2018



                                                               Missouri
         1,000,000                -      1,000,000   AAA/Aaa   Carthage Waterworks & Wastewater Treatment System
                                                               Revenue, 6.5%, 2016
         1,010,000                -      1,010,000    NR/Aa    Lexington School District Revenue, 5.55%, 2017
         2,100,000                -      2,100,000   AAA/Aaa   Missouri Environmental Improvement and Energy Resources
                                                               Authority, 6.05%, 2016
         2,500,000                -      2,500,000   AAA/Aaa   Poplar Bluff School District, 5.8%, 2011
         5,000,000                -      5,000,000   AAA/Aaa   Sikeston, Missouri Electric Revenue, 5.0%, 2022

                    Market Value

      Pioneer          Pioneer
      Tax-Free       Intermediate     Pro Forma
    Income Fund     Tax-Free Fund      Combined



$        248,182 $              - $      248,182

         247,432                -        247,432
       4,442,768                -      4,442,768

               -        1,119,490      1,119,490
       2,169,880                -      2,169,880
       2,012,740                -      2,012,740
       1,151,660                -      1,151,660
       1,469,186                -      1,469,186
       1,593,058                -      1,593,058
       1,619,666                -      1,619,666
       1,613,024                -      1,613,024
------------------------------------------------
$     31,895,777 $      3,262,360 $   35,158,137
------------------------------------------------

$              - $      1,097,770 $    1,097,770
       1,489,425                -      1,489,425
       2,276,268                -      2,276,268
               -        1,068,890      1,068,890
         750,495                -        750,495
       5,869,819                -      5,869,819
       1,519,395                -      1,519,395
------------------------------------------------
$     11,905,402 $      2,166,660 $   14,072,062
------------------------------------------------


$              - $      1,046,110 $    1,046,110

               -          791,677        791,677

         774,772                -        774,772
       2,026,911                -      2,026,911
       1,055,875                -      1,055,875
       1,104,390                -      1,104,390

       2,769,113                -      2,769,113
               -        1,091,440      1,091,440
------------------------------------------------
$      7,731,061 $      2,929,227 $   10,660,288
------------------------------------------------


$      1,111,960 $              - $    1,111,960
       1,050,370                -      1,050,370

       2,275,959                -      2,275,959
       2,662,625                -      2,662,625
       4,903,050                -      4,903,050
------------------------------------------------
$     12,003,964 $              - $   12,003,964
------------------------------------------------


            See accompanying notes to pro forma financial statement.

            Principal Amount

        Pioneer          Pioneer                     S & P/
        Tax-Free       Intermediate     Pro Forma    Moody's
       Income Fund     Tax-Free Fund    Combined     Ratings
                                                               Montana
 $       3,000,000 $              - $    3,000,000   AAA/Aaa   Forsyth Pollution Control Revenue, Puget Sound Power &
                                                               Light Project, 6.8%, 2022
         3,250,000                -      3,250,000   AAA/Aaa   Forsyth Pollution Control Revenue, Puget Sound Power &
                                                               Light Project, 7.05%, 2021
         1,495,000                -      1,495,000   AAA/Aaa   Forsyth Pollution Control Revenue, Washington Water
                                                               Power Project, 7.125%, 2013
         3,250,000                -      3,250,000   AAA/Aaa   Montana State Board of Investments Workers Compensation
                                                               Program, 6.875%, 2020
         2,200,000                -      2,200,000   AAA/Aaa   University of Montana Revenue, Series C, 5.375%, 2021



                                                               Nebraska
         2,350,000                -      2,350,000   AAA/NR    Douglas County Hospital Authority Revenue, 5.10%, 2011
         3,675,000                -      3,675,000   AAA/NR    Douglas County Hospital Authority Revenue, 5.125%, 2017
         6,000,000                -      6,000,000   AAA/Aaa   Douglas County Hospital Authority Revenue, Immanuel
                                                               Medical Center, 7.0%, 2021
         5,000,000                -      5,000,000    NR/A     Grand Island Sanitation Sewer Revenue, 6.0%, 2014
         7,500,000                -      7,500,000     A/A     Hastings Electric System Revenue, 6.3%, 2019
         1,325,000                -      1,325,000   AAA/Aaa   Municipal Energy Agency of Nebraska Revenue, 6.0%, 2008
         1,500,000                -      1,500,000   AAA/Aaa   Municipal Energy Agency of Nebraska Revenue, 6.0%, 2017
           750,000                -        750,000    A+/A1    Nebraska Public Power District Revenue, 5.75%, 2020
         1,690,000                -      1,690,000    A+/A1    Nebraska Public Power District Revenue, 6.125%, 2015
         1,850,000                -      1,850,000    A+/A1    Nebraska Public Power District Revenue, 6.25%, 2022
                 -        1,000,000      1,000,000   AAA/NR    Omaha Public Power District Electric System Revenue, 6.5%,
                                                               Prerefunded, 2002*
         1,460,000                -      1,460,000   AA/Aa1    Omaha Tax Allocation, 5.25%, 2017



                                                               Nevada
                 -           65,000         65,000   AA/Aa2    Nevada Housing Division Single Family Program Revenue, 8.0%, 2009

                                                               New Hampshire
                 -          500,000        500,000   AAA/Aaa   New Hampshire Turnpike System Revenue, 7.375%, Prerefunded, 2000*

                                                               New Jersey
                            750,000        750,000   AA-/Aaa   New Jersey Highway Authority Garden State Parkway
                                                               Senior Revenue, 7.25%, Prerefunded, 1999*
                 -        1,000,000      1,000,000   AA+/Aa1   New Jersey Sales Tax Revenue, 5.8%, 2007
         1,000,000                -      1,000,000    AA/A1    Rutgers State University Revenue, 6.4%, 2009



                                                               New Mexico

                 -        1,000,000      1,000,000    AA/Aa    Bernalillo County Gross Receipts Tax Revenue, 5.0%, 2013
         2,600,000                -      2,600,000    AA/Aa    Bernalillo County Gross Receipts Tax Revenue, 5.75%, 2021
         1,815,000                -      1,815,000    AA/Aa    New Mexico Mortgage Finance Authority, 6.85%, 2012 +
         2,000,000                -      2,000,000   AAA/Aaa   Santa Fe Gross Receipts, 5.75%, 2021
         1,200,000                -      1,200,000   AAA/Aaa   University of New Mexico Revenue, 6.55%, 2025

                    Market Value

      Pioneer          Pioneer
      Tax-Free       Intermediate     Pro Forma
    Income Fund     Tax-Free Fund      Combined



$      3,285,060 $              - $    3,285,060

       3,565,347                -      3,565,347

       1,597,961                -      1,597,961

       3,720,210                -      3,720,210
       2,225,388                -      2,225,388
------------------------------------------------
$     14,393,966 $              - $   14,393,966
------------------------------------------------

$      2,391,853 $              - $    2,391,853
       3,632,113                -      3,632,113

       6,681,000                -      6,681,000
       5,307,050                -      5,307,050
       8,016,300                -      8,016,300
       1,423,872                -      1,423,872
       1,605,435                -      1,605,435
         771,735                -        771,735
       1,808,925                -      1,808,925
       1,971,601                -      1,971,601

               -        1,100,590      1,100,590
       1,470,176                -      1,470,176
------------------------------------------------
$     35,080,060 $      1,100,590 $   36,180,650
------------------------------------------------

$              - $         66,528 $       66,528
------------------------------------------------

$              - $        545,070 $      545,070
------------------------------------------------


$              - $        790,358 $      790,358
               -        1,104,200      1,104,200
       1,089,640                -      1,089,640
------------------------------------------------
$      1,089,640 $      1,894,558 $    2,984,198
------------------------------------------------


$              - $      1,019,210 $    1,019,210
       2,699,996                -      2,699,996
       1,929,490                -      1,929,490
       2,103,800                -      2,103,800
       1,348,500                -      1,348,500
------------------------------------------------
$      8,081,786 $      1,019,210 $    9,100,996
------------------------------------------------


            See accompanying notes to pro forma financial statement.

            Principal Amount

        Pioneer          Pioneer                     S & P/
        Tax-Free       Intermediate     Pro Forma    Moody's
       Income Fund     Tax-Free Fund    Combined     Ratings
                                                               New York
 $       1,500,000 $              - $    1,500,000   AAA/Aaa   New York State Dormatory Authority, 5.25%, 2022
                 -        1,000,000      1,000,000    A/A3     New York State Local Government Assistance Corp. Revenue, 5.5%, 2017



                                                               North Carolina
         1,250,000                -      1,250,000   AA/Aa1    Charlotte Law Enforcement Project, 6.1%, 2015
           970,000                -        970,000    AA/Aa    Charlotte-Mecklenburg Hospital Authority Revenue, 6.25%, 2020
         1,250,000                -      1,250,000   AAA/Aaa   Cumberland County Civic Center Project, 6.4%, 2024
         1,000,000                -      1,000,000   AAA/Aaa   Franklin County Certificate Participation, 6.625%, 2014
         6,250,000                -      6,250,000    A/A2     Martin County Pollution Control Authority Revenue, 5.65%, 2023
         1,320,000                -      1,320,000    A/NR     North Carolina Hospital, 6.25%, Prerefunded, 2002*



                                                               North Dakota
         1,705,000                -      1,705,000   NR/Aa3    North Dakota State Housing Finance Agency Revenue, 6.0%, 2018
         1,000,000                -      1,000,000   AAA/Aaa   State Water Community Revenue, 5.75%, 2027



                                                               Ohio
         1,050,000                -      1,050,000   AAA/Aaa   Bedford, Ohio County School District, 6.25%, 2013
         2,500,000                -      2,500,000   AAA/Aaa   Cleveland Stadium Revenue, 5.25%, 2027
           500,000                -        500,000    A+/A1    Ohio State Building Authority Revenue, 6.0%, 2008
                 -        1,000,000      1,000,000   AAA/Aaa   Ohio State Water Development Authority, 6.0%, 2006



                                                               Oklahoma
                 -        1,500,000      1,500,000    A-/A     Grand River Dam Authority Electric Revenue, 5.75%, 2006
         2,520,000                -      2,520,000   AAA/Aaa   Grand River Dam Authority Electric Revenue, 6.25%, 2011
         4,700,000                -      4,700,000   AAA/Aaa   McGee Creek Authority Water Revenue, 6.0%, 2023
         5,300,000                -      5,300,000    A+/A1    Oklahoma State Turnpike Authority Revenue, 6.125%, 2020



                                                               Oregon
           550,000                -        550,000   AAA/Aaa   Portland International Airport Revenue, 6.75%, 2015
         1,000,000                -      1,000,000    A+/A1    Portland Sewer System, 6.2%, 2012
         2,860,000                -      2,860,000    A/NR     Washington County Unified Sewer Agency Revenue, 6.2%,
                                                               Prerefunded, 2004*
           390,000                -        390,000    A/A1     Washington County Unified Sewer Agency Revenue, 6.2%, 2010



                                                               Pennsylvania
         3,000,000                -      3,000,000   AAA/Aaa   Allegheny County Sanitary Authority Revenue, 5.375%, 2024
         1,300,000                -      1,300,000   AAA/Aaa   Lycoming County General Obligation, 5.8%, 2022
         1,000,000                -      1,000,000    AA/Aa    New Kingston School District, 5.5%, 2017
                 -        1,500,000      1,500,000   AA-/A1    Pennsylvania State General Obligation, 6.25%, 2010
                 -        1,000,000      1,000,000    A/A1     Pennsylvania State Turnpike Commission Highway Revenue, 5.45%, 2002
         2,500,000                -      2,500,000    A/A1     Pennsylvania State Turnpike Commission Highway Revenue, 6.5%, 2013

                     Market Value

       Pioneer          Pioneer
       Tax-Free       Intermediate     Pro Forma
     Income Fund     Tax-Free Fund      Combined


 $      1,501,290 $              - $    1,501,290
                -        1,066,390      1,066,390
 ------------------------------------------------
 $      1,501,290 $      1,066,390 $    2,567,680
 ------------------------------------------------

 $      1,338,600 $              - $    1,338,600
        1,046,630                -      1,046,630
        1,390,750                -      1,390,750
        1,116,230                -      1,116,230
        6,334,813                -      6,334,813
        1,445,136                -      1,445,136
 ------------------------------------------------
 $     12,672,159 $              - $   12,672,159
 ------------------------------------------------

 $      1,754,036 $              - $    1,754,036
        1,052,310                -      1,052,310
 ------------------------------------------------
 $      2,806,346 $              - $    2,806,346
 ------------------------------------------------

 $      1,152,543 $              - $    1,152,543
        2,502,025                -      2,502,025
          565,380                -        565,380
                -        1,120,200      1,120,200
 ------------------------------------------------
 $      4,219,948 $      1,120,200 $    5,340,148
 ------------------------------------------------

 $              - $      1,638,015 $    1,638,015
        2,899,890                -      2,899,890
        5,359,175                -      5,359,175
        5,691,405                -      5,691,405
 ------------------------------------------------
 $     13,950,470 $      1,638,015 $   15,588,485
 ------------------------------------------------

 $        597,163 $              - $      597,163
        1,111,110                -      1,111,110

        3,175,572                -      3,175,572
          428,431                -        428,431
 ------------------------------------------------
 $      5,312,276 $              - $    5,312,276
 ------------------------------------------------

 $      3,043,380 $              - $    3,043,380
        1,377,051                -      1,377,051
        1,031,700                -      1,031,700
                -        1,730,205      1,730,205
                -        1,054,520      1,054,520
        2,724,325                -      2,724,325


            See accompanying notes to pro forma financial statement.

            Principal Amount

        Pioneer          Pioneer                     S & P/
        Tax-Free       Intermediate     Pro Forma    Moody's
       Income Fund     Tax-Free Fund    Combined     Ratings
                                                               Pennsylvania (continued)
 $       1,000,000 $              - $    1,000,000   AAA/Aaa   Pennsylvania Transportation Authority, 5.375%, 2022
         1,100,000                -      1,100,000   AA/Aa3    Philadelphia Authority For Industrial Development
                                                               Revenue, 5.0%, 2027
         2,000,000                -      2,000,000   AAA/NR    Wallingford-Swarthmore General Obligation, 5.25%, 2017



                                                               Puerto Rico
                 -        1,000,000      1,000,000   AAA/Aaa   University of Puerto Rico Revenue, MBIA Insured, 6.25%, 2008

                                                               Rhode Island
           945,000                -        945,000   AA+/Aa    Rhode Island Housing & Mortgage Finance, 6.75%, 2017

                                                               South Carolina
         1,790,000                -      1,790,000   AAA/Aaa   Beaufort Water & Sewer Revenue, 6.5%, 2013
                 -        1,000,000      1,000,000    AA/Aa    Columbia Waterworks & Sewer System Revenue, 5.5%, 2009
                 -        1,000,000      1,000,000   AA/Aa1    Greenville Waterworks Revenue, 6.0%, 2008
         2,400,000                -      2,400,000    A/A1     Fairfield County Pollution Control, 6.5%, 2014
                 -        1,000,000      1,000,000   AAA/Aaa   South Carolina General Obligation, 5.75%, 2003
         1,250,000                -      1,250,000   AAA/Aaa   South Carolina Grand Strand Water & Sewer Authority, 6.375%, 2012
        10,000,000                -     10,000,000   AAA/Aaa   South Carolina Public Service Authority Revenue, 6.625%,
                                                               Prerefunded, 2002 *
           750,000                -        750,000    NR/Aa    South Carolina State Housing Finance & Development
                                                               Authority Revenue, 6.2%, 2009



                                                               South Dakota
         1,235,000                -      1,235,000    NR/A1    South Dakota Conservancy District Revenue, 5.625%, 2017
         1,255,000                -      1,255,000   AAA/Aaa   South Dakota State Lease Revenue, Series B, 8.0%, 2005



                                                               Tennessee
         1,300,000                -      1,300,000   AAA/Aaa   Madison Suburban Utility District, 5.0%, 2019
         1,000,000                -      1,000,000   AAA/Aaa   Metropolitan Government Nashville & Davidson County
                                                               Sports Authority, 5.75%, 2017
         1,565,000                -      1,565,000   AAA/Aaa   Metropolitan Government Nashville & Davidson County
                                                               Water & Sewer Authority, 6.0%, 2007
         2,000,000                -      2,000,000   AA+/Aa2   Shelby County General Obligation, 6.0%, 2019



                                                               Texas
         2,145,000                -      2,145,000   NR/Aaa    Castleberry Independent School District General
                                                               Obligation, 5.7%, 2021
         2,310,000                -      2,310,000   AAA/Aaa   Clear Creek Independent School District General
                                                               Obligation, 7.0%, 2010
         1,305,000                -      1,305,000   NR/Aaa    Comal Independent School District General Obligation, 7.0%, 2007
         1,500,000                -      1,500,000    NR/A     Houston, Texas Housing Authority, 8.0%, 2014
         2,050,000                -      2,050,000    AA/Aa    Keller Independent School District General Obligation, 0%, 2010
         2,000,000                -      2,000,000   AAA/NR    Kingsbridge Utility Systems Revenue, 5.375%, 2015
         2,350,000                -      2,350,000   AAA/Aaa   Nueces River Authority Water Supply Revenue, 5.5%, 2027
                 -        1,000,000      1,000,000   AA/Aa2    Port Houston Authority Revenue, 5.0%, 2005

                    Market Value

      Pioneer          Pioneer
      Tax-Free       Intermediate     Pro Forma
    Income Fund     Tax-Free Fund      Combined


$      1,013,760 $              - $    1,013,760

       1,071,840                -      1,071,840
       2,019,040                -      2,019,040
------------------------------------------------
$     12,281,096 $      2,784,725 $   15,065,821
------------------------------------------------

$              - $      1,150,680 $    1,150,680
------------------------------------------------

$      1,009,477 $              - $    1,009,477
------------------------------------------------

$      1,954,250 $              - $    1,954,250
               -        1,083,750      1,083,750
               -        1,126,520      1,126,520
       2,631,600                -      2,631,600
               -        1,079,490      1,079,490
       1,455,938                -      1,455,938

      11,164,000                -     11,164,000

         787,860                -        787,860
------------------------------------------------
$     17,993,648 $      3,289,760 $   21,283,408
------------------------------------------------

$      1,265,727 $              - $    1,265,727
       1,538,592                -      1,538,592
------------------------------------------------
$      2,804,319 $              - $    2,804,319
------------------------------------------------

$      1,278,316 $              - $    1,278,316

       1,061,560                -      1,061,560

       1,749,435                -      1,749,435
       2,154,340                -      2,154,340
------------------------------------------------
$      6,243,651 $              - $    6,243,651
------------------------------------------------


$      2,227,690 $              - $    2,227,690

       1,283,944                -      1,283,944
       1,529,760                -      1,529,760
       1,652,790                -      1,652,790
       1,109,973                -      1,109,973
       2,030,640                -      2,030,640
       2,424,965                -      2,424,965
               -        1,041,980      1,041,980


            See accompanying notes to pro forma financial statement.

            Principal Amount

        Pioneer          Pioneer                     S & P/
        Tax-Free       Intermediate     Pro Forma    Moody's
       Income Fund     Tax-Free Fund    Combined     Ratings
                                                               Texas (continued)
 $       1,595,000 $              - $    1,595,000   AAA/Aaa   Port Lavaca Utility Systems Revenue, 5.75%, 2022
                 -          750,000        750,000   AAA/Aaa   San Antonio Prior Lien Water Revenue, 7.125%, Prerefunded, 1999*
         3,500,000                -      3,500,000   AAA/Aaa   San Antonio, Texas Water Revenue, 5.6%, 2021
                 -        1,000,000      1,000,000   AAA/Aaa   Texas Municipal Power Revenue, 5.5%, 2010
         3,000,000                -      3,000,000   AAA/Aaa   Texas Public Finance Authority Building Revenue, 0%, 2007
         5,500,000                -      5,500,000   AAA/Aaa   Texas Public Finance Authority Building Revenue, 0%, 2008
         2,750,000                -      2,750,000   AAA/Aaa   Texas Public Finance Authority Building Revenue, 0%, 2010
                 -        1,500,000      1,500,000   AA/Aa2    Texas State General Obligation, 5.8%, 2004
         1,400,000                -      1,400,000    AA/Aa    Texas State General Obligation, 6.125%, 2008
         8,750,000                -      8,750,000   AAA/Aa1   Texas State Turnpike Authority, 5.25%, 2023
                 -          250,000        250,000   AAA/Aaa   University of Texas Permanent University Fund, Escrowed to
                                                               Maturity in Government Securities, 8.0%, 2004



                                                               Utah
         2,500,000                -      2,500,000   AAA/Aaa   St. George Water Revenue, 5.85%, 2020
           505,000                -        505,000    NR/Aa    Utah Housing Finance Agency Revenue, 5.95%, 2011+
                 -           25,000         25,000    AA/Aa    Utah Housing Finance Agency, Single Family Mortgage
                                                               Purchase Revenue, 7.3%, 2003
         1,270,000                -      1,270,000    AA/Aa    Utah Intermountain Power Agency Revenue, 5.0%, 2016
         3,010,000                -      3,010,000    A+/Aa    Utah Intermountain Power Agency Revenue, 5.0%, 2018
         3,480,000                -      3,480,000    AA/NR    Weber County Municipal Building Authority Revenue, 5.75%, 2019
         1,250,000                -      1,250,000   AAA/NR    White County General Obligation, 5.85%, 2026
           455,000                -        455,000   AAA/NR    White County Water Revenue, 5.9%, 2022



                                                               Vermont
                 -          500,000        500,000   AAA/Aaa   Vermont Municipal Bond Bank, 7.9%, Prerefunded, 1998*

                                                               Virginia
         1,000,000                -      1,000,000   AA1/NR    Arlington County Industrial Development Revenue, 5.45%, 2027
           750,000                -        750,000   AAA/Aaa   Chesapeake Industrial Development Authority, 5.25%, 2017
         4,685,000                -      4,685,000    A+/A1    Chesapeake Water & Sewer System Revenue, 6.4%, 2017
         1,750,000                -      1,750,000    A+/A1    Chesapeake Water & Sewer System Revenue, 6.5%, 2012
         1,750,000                -      1,750,000    NR/A     Harrisonburg Redevelopment & Housing Authority Revenue, 6.5%, 2014
         2,500,000                -      2,500,000   AA2/Aa    Norfolk Virginia Industrial Development Revenue, 5.625%, 2017
                 -        1,000,000      1,000,000    AA/Aa    Virginia State Public School Authority, Special
                                                               Obligation, 5.4%, 2004



                                                               Washington
         2,820,000                -      2,820,000   AAA/Aaa   Clark County Public Utility District #1 Water Revenue, 5.5%, 2015
         1,655,000                -      1,655,000   AA+/AA1   King County General Obligation, 6.625%, 2015
         1,000,000                -      1,000,000   NR/Aaa    King & Snohomish Counties, Washington School District, 5.75%, 2014

                    Market Value

      Pioneer          Pioneer
      Tax-Free       Intermediate     Pro Forma
    Income Fund     Tax-Free Fund      Combined


$      1,673,330 $              - $    1,673,330
               -          792,307        792,307
       3,639,370                -      3,639,370
               -        1,086,610      1,086,610
       1,974,240                -      1,974,240
       3,436,125                -      3,436,125
       1,528,505                -      1,528,505
               -        1,637,385      1,637,385
       1,493,072                -      1,493,072
       8,756,738                -      8,756,738

               -          302,050        302,050
------------------------------------------------
$     34,761,142 $      4,860,332 $   39,621,474
------------------------------------------------

$      2,647,550 $              - $    2,647,550
         527,639                -        527,639

               -           25,395         25,395
       1,225,423                -      1,225,423
       2,894,296                -      2,894,296
       3,575,422                -      3,575,422
       1,324,875                -      1,324,875
         484,579                -        484,579
------------------------------------------------
$     12,679,784 $         25,395 $   12,705,179
------------------------------------------------

$              - $        528,465 $      528,465
------------------------------------------------

$      1,028,420 $              - $    1,028,420
         755,093                -        755,093
       5,023,398                -      5,023,398
       1,910,055                -      1,910,055
       1,836,800                -      1,836,800
       2,598,675                -      2,598,675

               -        1,064,650      1,064,650
------------------------------------------------
$     13,152,441 $      1,064,650 $   14,217,091
------------------------------------------------

$      2,923,268 $              - $    2,923,268
       1,906,014                -      1,906,014
       1,065,370                -      1,065,370


            See accompanying notes to pro forma financial statement.

            Principal Amount

        Pioneer          Pioneer                     S & P/
        Tax-Free       Intermediate     Pro Forma    Moody's
       Income Fund     Tax-Free Fund    Combined     Ratings
                                                               Washington (continued)
 $       3,500,000 $              - $    3,500,000   A+/Aaa    Snohomish County Public Utility District Revenue, 6.8%,
                                                               Prerefunded,  2020 *
         2,250,000                -      2,250,000   AAA/Aaa   Snohomish County School District General Obligation, 5.7%, 2011
                 -        1,000,000      1,000,000   AA/Aa1    Washington State General Obligation, 6.0%, 2002
         4,000,000                -      4,000,000    AA/Aa    Washington State Public Power Supply System Revenue, 6.5%, 2015



                                                               West Virginia
         1,000,000                -      1,000,000   A+/Aa1    West Virginia State Housing Development, 7.05%, 2024

                                                               Wisconsin
         1,430,000                -      1,430,000   AAA/Aaa   Adams-Friendship School District, 6.5%, 2016
         3,600,000                -      3,600,000   AA+/Aa2   Milwaukee Local District Heating Facility Revenue, 6.85%, 2021
                 -        1,000,000      1,000,000   AA/Aa2    Wisconsin State General Obligation, 5.3%, 2012



                                                               Wyoming
         9,750,000                -      9,750,000    AA/Aa    Wyoming Community Development Authority Revenue,
                                                               Series B, 7.05%, 2033

                                                               TOTAL INVESTMENT IN TAX-EXEMPT OBLIGATIONS

                                                               TEMPORARY CASH INVESTMENTS
                 -          100,000        100,000             California Pollution Control Revenue, 4.9%, 2000**
                 -          100,000        100,000             California Pollution Control Revenue, 4.9%, 2011**
                 -          500,000        500,000             Jackson County, Mississippi Pollution Control Revenue, 3.55%, 2023**
           425,279                -        425,279             Lehman Brothers Munifund
                 -          200,000        200,000             Uinta County Wyoming Pollution Control Revenue, 3.8%, 2010**
                 -          200,000        200,000             Uinta County, Wyoming Pollution Control Revenue, 3.55%, 2020**
                 -          300,000        300,000             Unita County, Wyoming Polution Control Revenue, 5.0%, 2022**

                                                               TOTAL TEMPORARY CASH INVESTMENTS

                                                               TOTAL INVESTMENT IN SECURITIES

                                                               COST OF SECURITIES

                    Market Value

      Pioneer          Pioneer
      Tax-Free       Intermediate     Pro Forma
    Income Fund     Tax-Free Fund      Combined


$      4,347,840 $              - $    4,347,840
       2,475,405                -      2,475,405
               -        1,074,130      1,074,130
       4,429,600                -      4,429,600
------------------------------------------------
$     17,147,497 $      1,074,130 $   18,221,627
------------------------------------------------

$      1,064,780 $              - $    1,064,780
------------------------------------------------

$      1,687,128 $              - $    1,687,128
       3,929,940                -      3,929,940
               -        1,054,730      1,054,730
------------------------------------------------
$      5,617,068 $      1,054,730 $    6,671,798
------------------------------------------------


$     10,365,810 $              - $   10,365,810
------------------------------------------------
$    414,600,475 $     67,206,093 $  481,806,568
------------------------------------------------

$              - $        100,000 $      100,000
               -          100,000        100,000
               -          500,000        500,000
         425,279                -        425,279
               -          200,000        200,000
               -          200,000        200,000
               -          300,000        300,000
------------------------------------------------
$        425,279 $      1,400,000 $    1,825,279
------------------------------------------------
$    415,025,754 $     68,606,093 $  483,631,847
================================================
$    381,644,739 $     65,194,446 $  446,839,185
================================================

NR Not rated.
 * Prerefunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
** Security with daily "put" feature with resetting interest rates.  Coupon rate disclosed is as of December 31, 1997.
 + A portion of the bond was called on January 1, 1998.


            See accompanying notes to pro forma financial statement.

PIONEER TAX-FREE INCOME FUND
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
(UNAUDITED)


                                                 PIONEER         PIONEER
                                             TAX-FREE INCOME   INTERMEDIATE      PRO FORMA        PRO FORMA
                                                  FUND         TAX-FREE FUND    ADJUSTMENTS        COMBINED
ASSETS:
    Investment in securities, at value         $415,025,754    $68,606,093                       $483,631,847
    Cash                                                 -          15,121                             15,121
    Receivables -
      Fund shares sold                              217,287         60,542                            277,829
      Interest                                    6,946,017      1,094,565                          8,040,582
    Other                                            46,011          7,688                             53,699
                                               ------------    -----------                       ------------
         Total assets                          $422,235,069    $69,784,009                       $492,019,078
                                               ------------    -----------                       ------------

LIABILITIES:
    Payables -
      Investment securities purchased          $         -     $ 1,046,994                       $  1,046,994
      Fund shares repurchased                        87,038             -                              87,038
      Dividends                                     480,019         77,788                            557,807
    Due to affiliates                               493,104         76,326       (69,399) (b)         500,031
    Accrued expenses                                 87,696         47,905       (53,661) (a)          81,940
                                               ------------    -----------                       ------------
         Total liabilities                     $  1,147,857    $ 1,249,013                       $  2,273,810
                                               ------------    -----------                       ------------

NET ASSETS:
    Paid-in capital                            $387,708,414    $65,038,537                       $452,746,951
    Accumulated undistributed net
      investment income                                  -           2,083                              2,083
    Accumulated net realized gain/(loss)
      on investments                                 (2,217)        82,729                             80,512
    Net unrealized gain on investments           33,381,015      3,411,647                         36,792,662
                                               ------------    -----------                       ------------
         Total net assets                      $421,087,212    $68,534,996                       $489,622,208
                                               ============    ===========                       ============

OUTSTANDING SHARES:
(Unlimited number of shares authorized)
    Class A                                      34,002,418      6,239,872      (876,511) (c)      39,365,779
                                               ============    ===========                       ============
    Class B                                         462,174        287,535       (38,511) (c)         711,198
                                               ============    ===========                       ============
    Class C                                         135,697         28,580        (3,890) (c)         160,387
                                               ============    ===========                       ============

NET ASSET VALUE PER SHARE:
    Class A                                    $      12.17    $     10.45                       $      12.17
                                               ============    ===========                       ============
    Class B                                    $      12.09    $     10.47                       $      12.09
                                               ============    ===========                       ============
    Class C                                    $      12.11    $     10.48                       $      12.11
                                               ============    ===========                       ============

MAXIMUM OFFERING PRICE:
    Class A                                    $      12.74    $     10.83                       $      12.74
                                               ===========     ===========                       ============

    (a) Reflects reduction in expenses due to elimination of duplicate services.
    (b) Management fees conformed to Pioneer Tax-Free Income Fund's management contract.
    (c) Reflects net shares retired.

            See accompanying notes to pro forma financial statement.

PIONEER TAX-FREE INCOME FUND
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(UNAUDITED)


                                                      PIONEER          PIONEER
                                                  TAX-FREE INCOME    INTERMEDIATE      PRO FORMA       PRO FORMA
                                                       FUND          TAX-FREE FUND    ADJUSTMENTS       COMBINED
INVESTMENT INCOME:
    Interest                                       $24,819,037       $3,690,600                      $28,509,637
                                                   -----------       ----------                      -----------

EXPENSES:
    Management fees                                $ 2,063,785       $  351,207        (35,284)(b)   $ 2,379,708
    Transfer agent fees
       Class A                                         475,795           71,832                          547,627
       Class B                                           5,647            3,720                            9,367
       Class C                                           1,256              367                            1,623
    Distribution fees
       Class A                                       1,052,278          159,818                        1,212,096
       Class B                                          50,451           28,341                           78,792
       Class C                                           9,515            2,297                           11,812
    Accounting                                          95,345           72,885                          168,230
    Custodian fees                                      60,112           19,244                           79,356
    Registration fees                                   53,050           37,173                           90,223
    Professional fees                                   70,422           40,350        (40,350)(a)        70,422
    Printing                                            19,003           10,676                           29,679
    Fees and expenses of nonaffiliated trustees         20,672           13,311        (13,311)(a)        20,672
    Miscellaneous                                       55,561           34,459                           90,020
                                                   -----------       ----------                      -----------
          Total expenses                           $ 4,032,892       $  845,680                      $ 4,789,627
          Less management fees waived by Pioneer
             Investment Management, Inc.                     -         (104,683)       104,683 (b)             -
          Less fees paid indirectly                    (82,267)         (14,325)                         (96,592)
                                                   -----------       ----------                      -----------
          Net expenses                             $ 3,950,625       $  726,672                      $ 4,693,035
                                                   -----------       ----------                      -----------
             Net investment income                 $20,868,412       $2,963,928                      $23,816,602
                                                   -----------       ----------                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments               $ 5,728,646       $1,112,008                      $ 6,840,654
    Change in net unrealized gain on investments     9,973,302          579,896                       10,553,198
                                                   -----------       ----------                      -----------
       Net gain on investments                      15,701,948        1,691,904                       17,393,852
                                                   -----------       ----------                      -----------
       Net increase in net assets resulting
         from operations                           $36,570,360       $4,655,832                      $41,210,454
                                                   ===========       ==========                      ===========

    (a) Reflects reduction in expenses due to elimination of duplicate services.
    (b) Management fees conformed to Pioneer Tax-Free Income Fund's management contract.

            See accompanying notes to pro forma financial statement.

PIONEER TAX-FREE INCOME FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS 12/31/97
(UNAUDITED)

1.  GENERAL
The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Pioneer Intermediate Tax-Free Fund by Pioneer Tax-Free Income Fund, as if such acquisition had taken place on January 1, 1997.

Under the terms of an Agreement and Plan of Reorganization, the combination of Pioneer Tax-Free Income Fund and Pioneer Intermediate Tax-Free Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of Pioneer Intermediate Tax-Free Fund in exchange for shares of Pioneer Tax-Free Income Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Pioneer Tax-Free Income Fund and Pioneer Intermediate Tax-Free Fund have been combined as of and for the year ended December 31, 1997.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned merger of Pioneer Tax-Free Income Fund and Pioneer Intermediate Tax-Free Fund had taken place as of January 1, 1997.

2. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Tax-Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek as high a level of current income exempt from federal income taxes as possible consistent with the preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. The shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

PIONEER TAX-FREE INCOME FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS 12/31/97 (CONTINUED)
(UNAUDITED)


A.  SECURITY VALUATION
     Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis.
     Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B.  FEDERAL INCOME TAXES
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal tax provision is required.

C.  FUND SHARES
     The Fund records sales and repurchases of shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $55,664 in underwriting commissions on the sale of fund shares during the year ended December 31, 1997.

D.  CLASS ALLOCATIONS
     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the

PIONEER TAX-FREE INCOME FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS 12/31/97 (CONTINUED)
(UNAUDITED)


     same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

3.    PRO FORMA ADJUSTMENTS
The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on January 1, 1997. Adjustments have been made to expenses for duplicated services that would not have been incurred if the merger took place on January 1, 1997. In addition, adjustments have been made to expenses to reflect management fees and management fees waived as if the merger had taken place on January 1, 1997.

4.  MANAGEMENT AGREEMENT
Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1997, $143,164 was payable to PIM related to management fees and certain other services.

5.  TRANSFER AGENT
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $46,999 in transfer agent fees payable to PSC at December 31, 1997.

6.  DISTRIBUTION PLANS
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $309,868 in distribution fees payable to PFD at December 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed.

PIONEER TAX-FREE INCOME FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS 12/31/97 (CONTINUED)
(UNAUDITED)


Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1997, CDSCs in the amount of $28,969 were paid to PFD.

7.  EXPENSE OFFSETS
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $96,592 under such arrangements.

                                     PART C

                               OTHER INFORMATION


Item 15.  Indemnification

Except for the Agreement and Declaration of Trust (the "Declaration"), dated June 16, 1994, establishing the Registrant as a business trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

(1)       Agreement and Declaration of Trust (1)

(1)(a)    Establishment and Designation of Class B Shares (1)

(1)(b)    Establishment and Designation of Class C Shares (2)

(2)       By-Laws (1)

(3)       Not applicable

(4) Form of Agreement and Plan of Reorganization with Pioneer Intermediate Tax-Free Fund (4)

(5)       Not applicable

(6) Management Contract with Pioneer Investment Management, Inc. (formerly Pioneering Management Corporation) (Exhibit (5) to Form N-1A) (1)

(7) Form of Underwriting Agreement with Pioneer Funds Distributor, Inc. (Exhibit (6) to Form N-1A) (3)

(8)       Not applicable.

(9)       Custodian Agreement with Brown Brothers Harriman & Co.
          (Exhibit (8) to Form N-1A) (1)

(10)(a)   Class A 12b-1 Distribution Plan (Exhibit (15)(a) to Form N-1A) (1)

(10)(b)   Class B 12b-1 Distribution Plan (Exhibit (15)(b) to Form N-1A) (3)

(10)(c)   Class C 12b-1 Distribution Plan (Exhibit (15)(c) to Form N-1A) (2)

(11)      Opinion of Counsel (legality of securities being registered) (4)

(12) Form of Opinion of Counsel (supporting tax matters in the prospectus) (4)

(13) Investment Company Service Agreement with Pioneering Services Corporation (Exhibit (9) to Form N-1A) (1)

(13)(a) Administration Agreement with Pioneer Investment Management, Inc. (formerly Pioneering Management Corporation) (4)

(14)      Consent of Independent Public Accountants. (4)

(15)      Not applicable.

(16)      Powers of Attorney (4)

(17)      Multiple Class Plan Pursuant to Rule 18f-3 (Exhibit (18) to
          Form N-1A) (2)

------------------------

(1) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A ("Registrant's Form N-1A") as filed with the SEC on April 26, 1995 (Accession No. 0000202679-95-000010).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 35 to Registrant's Form N-1A as filed with the SEC on April 26, 1996 (Accession No. 0000202679-96-000011).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 1 to the Registrant's Form N-1A as filed with the SEC on October 30, 1998 (Accession No. 0000950146-98-001807).

(4) Filed herewith.

Item 17. Undertakings

(1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Exchange Act of 1934, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Boston, and the Commonwealth of Massachusetts on the 31st day of December 1998.

                                             PIONEER TAX-FREE INCOME FUND



                                        By:  /s/ John F. Cogan, Jr.
                                             John F. Cogan, Jr.
                                             Chairman and President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated:

Signature                      Title

/s/ John F. Cogan, Jr.         Chairman of the Board              )
John F. Cogan, Jr.             and President                      )
                               (Principal Executive               )
                               Officer)                           )
                                                                  )
                                                                  )
/s/ John A. Boynton            Chief Financial Officer            )
John A. Boynton                and Treasurer (Principal           )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
Trustees:                                                         )
                                                                  )
                                                                  )
                                                                  )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
/s/ John F. Cogan, Jr.                                            )
John F. Cogan, Jr.                                                )
                                                                  )
                                                                  )
                                                                  )
                                                                  )
Richard H. Egdahl                                                 )
                                                                  )
                                                                  )
Margaret BW Graham*                                               )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
                                                                  )
John W. Kendrick                                                  )
                                                                  )
                                                                  )
Marguerite A. Piret*                                              )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
David D. Tripple*                                                 )
David D. Tripple                                                  )
                                                                  )
                                                                  )
Stephen K. West*                                                  )
Stephen K. West                                                   )
                                                                  )
                                                                  )
John Winthrop*                                                    )
John Winthrop                                                     )
                                                                  )
                                                                  )
*By:     /s/ John F. Cogan, Jr.           Dated: December 31, 1998)
         John F. Cogan, Jr.
         Attorney-in-fact

                                  Exhibit Index


Exhibit
Number                     Document Title

(4) Form of Agreement and Plan of Reorganization with Pioneer Intermediate Tax-Free Fund

(11)      Opinion of Counsel (legality of securities being registered)

(12) Form of Opinion of Counsel (supporting tax matters in the prospectus)

(13)(a)   Administration Agreement with Pioneer Investment Management, Inc.

(14)      Consent of Independent Public Accountants

(16)      Powers of Attorney